UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

Filed by the Registrant  ☒                            Filed by a Party other than the Registrant  ☐

Check the appropriate box:

☒	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☐	Definitive Additional Materials

☐	Soliciting Material under Rule 14a-12

GUESS?, INC.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required.

☐	Fee paid previously with preliminary materials.

☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11.

PRELIMINARY PROXY STATEMENT SUBJECT TO COMPLETION – DATED MARCH 28, 2022

[                    ], 2022

Dear Shareholder:

We are pleased to invite you to the 2022 annual meeting of shareholders (including any adjournments or postponements thereto, the “Annual Meeting”) of Guess?, Inc. (the “Company”) to be held on [                    ], [                    ], 2022, at [                    ] (PDT). The Annual Meeting will be conducted completely virtually, via a live audio webcast; there will be no physical meeting location. You will be able to attend and participate in the Annual Meeting by visiting www.cesonlineservices.com/ges22_vm, where you will be able to listen to the Annual Meeting live, submit questions, and vote.

Shareholders of record of the Company at the close of business on March 23, 2022 are entitled to notice of, and to vote at, the Annual Meeting. Details of the business to be conducted at the Annual Meeting are given in the accompanying Notice of Annual Meeting of Shareholders and the Proxy Statement. The Proxy Statement, accompanying WHITE Proxy Card, and 2022 Annual Report to Shareholders (including the Company’s Annual Report on Form 10-K) were first sent or given to our shareholders on or about [                    ], 2022. You should also have received a WHITE Proxy Card or WHITE Voting Instruction Form and postage-paid return envelope, through which your vote is being solicited on behalf of our Board of Directors (the “Board”).

At the Annual Meeting, you will be asked to: (i) elect four directors to serve until the Company’s 2023 annual meeting of shareholders, (ii) cast an advisory vote on the compensation of our named executive officers, (iii) ratify the appointment of the independent auditor for the fiscal year ending January 28, 2023, (iv) approve an amendment and restatement of our 2004 Equity Incentive Plan, (v) approve an amendment and restatement of our 2002 Employee Stock Purchase Plan and (vi) consider such other business as may properly come before the Annual Meeting. The enclosed Proxy Statement more fully describes the details of the business to be conducted at the Annual Meeting.

Your vote will be especially important at this year’s meeting. As you may know, Legion Partners Holdings, LLC and certain other affiliated individuals and entities (collectively, “Legion Partners”) is conducting a “withhold” campaign against the re-election of two of the director nominees nominated by your Board. The Board strongly urges you to NOT sign or return any blue proxy card or blue voting instruction form sent to you by or on behalf of Legion Partners.

If you have previously submitted a blue proxy card or blue voting instruction form sent to you by Legion Partners, you can revoke your proxy or voting instructions and have your shares voted for your Board’s nominees and in accordance with the Board’s recommendations on the other matters to be voted at the Annual Meeting by completing, signing, dating and returning the WHITE Proxy Card or WHITE Voting Instruction Form enclosed with this Proxy Statement or by following the instructions provided on the WHITE Proxy Card or WHITE Voting Instruction Form to submit your proxy or voting instructions over the Internet or by telephone or by attending the virtual Annual Meeting and voting at the virtual Annual Meeting.

We are confident that our slate of Board candidates has the right mix of professional achievement, skills and experiences that qualifies each of the Company’s candidates to serve as shareholder representatives overseeing the management of the Company. We are committed to engaging with our shareholders and continuing to respond to shareholder concerns about the Company, and we believe we are in the best position to oversee the execution of our long-term strategic plan to grow and realize shareholder value. The Board recommends that you vote “FOR ALL” of Mr. Maurice Marciano, Mr. Anthony Chidoni, Ms. Cynthia Livingston and Mr. Paul Marciano for election to the Board.

After reading the Notice of Annual Meeting of Shareholders and the Proxy Statement, please mark your votes on the accompanying WHITE Proxy Card or WHITE Voting Instruction Form, sign and date it and promptly return it in the accompanying postage-paid envelope. You may also vote by submitting your proxy or voting instructions by Internet or telephone as instructed in the Proxy Statement or on the WHITE Proxy Card or WHITE Voting Instruction Form. Please vote by whichever method is most convenient for you to ensure that your shares are represented at the Annual Meeting.

You may receive proxy solicitation materials from Legion Partners, including proxy statements and blue proxy cards or blue voting instruction forms. The Board recommends that you disregard them. We are not responsible for the accuracy of any information provided by or relating to Legion Partners contained in any proxy solicitation materials filed or disseminated by, or on behalf of, Legion Partners or any other statements that Legion Partners or its representatives have made or may otherwise make. The Board strongly urges you to NOT sign or return any blue proxy card or blue voting instruction form sent to you by or on behalf of Legion Partners. Again, if you have previously submitted a blue proxy card or blue voting instruction form sent to you by or on behalf of Legion Partners, you can revoke that proxy or voting instruction form and vote for your Board’s nominees and in accordance with the Board’s recommendations on the other matters to be voted on at the Annual Meeting by voting by Internet or telephone using the enclosed WHITE Proxy Card or WHITE Voting Instruction Form or by completing, signing, dating and returning the enclosed WHITE Proxy Card or WHITE Voting Instruction Form by mail in the postage-paid envelope provided.

It is very important that your shares be represented and voted at the Annual Meeting. Whether or not you plan to attend the virtual Annual Meeting, we hope you will vote as soon as possible. You may vote over the Internet, as well as by telephone, or by mailing the WHITE Proxy Card or WHITE Voting Instruction Form in the postage-paid envelope provided. Returning your proxy or Voting Instruction Form or voting by Internet or telephone does not deprive you of your right to attend the Annual Meeting virtually and to vote your shares at the Annual Meeting.

Your vote and participation, no matter how many or how few shares you own, are very important to us. Your cooperation is greatly appreciated.

Thank you for your ongoing support of and continued interest in Guess?, Inc.

Carlos Alberini Chief Executive Officer and Director

GUESS?, INC.

NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

To be held on [                    ], 2022

Time and Date:	[ ] (PDT) on [ ], [ ], 2022

Place:	The 2022 annual meeting of shareholders (the “Annual Meeting) of Guess?, Inc. (the “Company”) will be conducted completely virtually, via a live audio webcast; there will be no physical meeting location. You will not be able to attend the Annual Meeting in person.

Virtual Meeting Access:	You will be able to participate online and submit your questions during the meeting by visiting www.cesonlineservices.com/ges22_vm. Details regarding how to participate in the meeting online and the business to be conducted at the annual meeting are more fully described in the accompanying Proxy Statement.

Items of Business:

1.  To elect four directors to the Company’s Board of Directors (the “Board”) to serve until the 2023 annual meeting of shareholders and until their respective successors are duly elected and qualified or until their earlier resignation or removal.

2. To conduct an advisory vote on the compensation of our named executive officers.

3. To ratify the appointment of the independent auditor for the fiscal year ending January 28, 2023.

4.  To approve an amendment and restatement of our 2004 Equity Incentive Plan, including to increase by [1,200,000] shares the number of shares of common stock of the Company (the “Common Stock”) available for issuance under the plan.

5. To approve an amendment and restatement of our 2002 Employee Stock Purchase Plan.

6.  To consider such other business as may properly come before the Annual Meeting.

The foregoing items of business are more fully described in the Proxy Statement accompanying this Notice of Annual Meeting of Shareholders. The Board recommends a vote on the enclosed WHITE Proxy Card “FOR ALL” of the four director nominees named in the accompanying Proxy Statement and “FOR” each of Proposals 2, 3, 4 and 5.

Adjournments and Postponements:	Any action on the items of business described above may be considered at the Annual Meeting at the time and on the date specified above or at any time and date to which the Annual Meeting may be properly adjourned or postponed.

Record Date:	You are entitled to vote at this Annual Meeting only if you were a shareholder of the Company as of the end of business on March 23, 2022 (the “Record Date”).

Attendance:	This year’s Annual Meeting will be conducted completely virtually, via a live audio webcast; there will be no physical meeting location. The process for attending and participating in the virtual Annual Meeting will depend on whether you are a registered holder or a beneficial holder. For specific instructions on how to attend and participate, please refer to the section entitled “Questions and Answers about the Proxy Materials and Annual Meeting” beginning on Page 1 of this Proxy Statement.

Shareholder List:	A list of shareholders as of the Record Date may be accessed during the virtual Annual Meeting at [ ] by using the control number on the WHITE Proxy Card or WHITE Voting Instruction Form enclosed with this Proxy Statement.

Voting:	Your vote is very important. Whether or not you expect to attend the virtual Annual Meeting, we encourage you to submit your proxy as soon as possible using one of the following three convenient methods: (i) accessing the website set forth on your enclosed WHITE Proxy Card and following the instructions, (ii) calling the toll-free number listed on your enclosed WHITE Proxy Card and following the instructions, or (iii) completing, signing, dating and returning the WHITE Proxy Card in the postage-paid envelope provided. You are urged to complete and submit the enclosed WHITE Proxy Card, even if your shares have been sold after the Record Date. For specific instructions on how to vote your shares, please refer to the section entitled “Questions and Answers about the Proxy Materials and Annual Meeting” beginning on Page 1 of this Proxy Statement and the instructions on the WHITE Proxy Card.

If your shares of Common Stock are held in a brokerage account or by a bank, trustee or other nominee (i.e., your shares are held in “street name”), you will receive a WHITE Voting Instruction Form from that nominee. You may provide voting instructions to your nominee as to how to vote your shares by following the instructions set forth on your enclosed WHITE Voting Instruction Form.

Your vote (whether cast by you personally or by proxy) will be especially important at the Annual Meeting. As you may know, Legion Partners Holdings, LLC, together with its affiliates (“Legion Partners”), is conducting a “withhold” campaign against the election of two of the director nominees nominated by our Board. You may receive solicitation materials, including a blue proxy card or blue voting instruction form, from Legion Partners. The Board recommends that you disregard them. We are not responsible for the accuracy of any information provided by or relating to Legion Partners contained in solicitation materials filed or disseminated by or on behalf of Legion Partners or any other statements that Legion Partners may make.

The Board recommends that you vote “FOR ALL” of the four director nominees named in the accompanying Proxy Statement and “FOR” each of Proposals 2, 3, 4 and 5.

YOUR VOTE IS VERY IMPORTANT. Whether or not you plan to attend the Annual Meeting, we hope you will vote as soon as possible so that your voice is heard. Our Board recommends that you vote “FOR ALL” of the director nominees nominated by the Board on the WHITE Proxy Card. The Board urges you to discard any blue proxy card sent to you by Legion Partners. If you have already submitted a blue proxy card, you can revoke that proxy by signing and dating the enclosed WHITE Proxy Card and returning it in the enclosed postage-paid envelope or by voting via Internet or telephone by following the instructions on your WHITE Proxy Card. Your last submitted, validly executed proxy card counts as your vote; we encourage you to vote only on the WHITE Proxy Card.

The Company’s nominees for election as directors of the Company are listed in the accompanying Proxy Statement and on the WHITE Proxy Card or WHITE Voting Instruction Form enclosed with the accompanying Proxy Statement. The accompanying Proxy Statement also provides detailed information about the matters to be considered at the Annual Meeting. This Notice, the Annual Report on Form 10-K for the year ended January 29, 2022 and the attached Proxy Statement and form of WHITE Proxy Card are first being sent to shareholders as of the Record Date, on or about [                    ], 2022. IT IS IMPORTANT THAT YOUR SHARES BE REPRESENTED AT THE ANNUAL MEETING, REGARDLESS OF WHETHER OR NOT YOU PLAN TO ATTEND THE ANNUAL MEETING VIRTUALLY. ACCORDINGLY, AFTER READING THE ACCOMPANYING PROXY STATEMENT, PLEASE FOLLOW THE INSTRUCTIONS ON THE ENCLOSED WHITE PROXY CARD OR WHITE VOTING INSTRUCTION FORM AND PROMPTLY SUBMIT YOUR PROXY OR VOTING INSTRUCTIONS BY INTERNET, TELEPHONE OR MAIL AS DESCRIBED ON THE WHITE PROXY CARD OR WHITE VOTING INSTRUCTION FORM. PLEASE NOTE THAT EVEN IF YOU PLAN TO ATTEND THE ANNUAL MEETING VIRTUALLY, WE RECOMMEND THAT YOU VOTE USING THE ENCLOSED WHITE PROXY CARD OR WHITE VOTING INSTRUCTION FORM PRIOR TO THE ANNUAL MEETING TO ENSURE THAT YOUR SHARES WILL BE REPRESENTED. EVEN IF YOU VOTE YOUR SHARES PRIOR TO THE ANNUAL MEETING, IF YOU ARE A RECORD HOLDER OF SHARES, OR A BENEFICIAL HOLDER WHO OBTAINS A LEGAL PROXY FROM YOUR BROKER, BANK, TRUSTEE, OR OTHER NOMINEE, YOU STILL MAY ATTEND THE VIRTUAL ANNUAL MEETING AND VOTE YOUR SHARES AT THE ANNUAL MEETING.

Regardless of the number of shares of Common Stock that you own, your vote will be important. Thank you for your continued support, interest and investment in the Company.

BY ORDER OF THE BOARD OF DIRECTORS,

Alex Yemenidjian Chairman of the Board

IMPORTANT NOTICE REGARDING AVAILABILITY OF PROXY MATERIALS

FOR THE ANNUAL MEETING TO BE HELD ON [                    ], 2022

This Proxy Statement, the accompanying WHITE Proxy Card and our Annual Report on Form 10-K for the Fiscal Year Ended January 29, 2022 are available at www.viewourmaterial.com/ges. Information on that website, other than this Proxy Statement, is not incorporated by reference into, and is not a part of, this Proxy Statement.

Please sign, date and promptly return the enclosed WHITE Proxy Card or WHITE Voting Instruction Form in the postage-paid envelope provided, or grant a proxy and give voting instructions by Internet or telephone, so that you may be represented at the Annual Meeting. Instructions are on your WHITE Proxy Card or on the WHITE Voting Instruction Form provided by your bank, broker, trust or other nominee.

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The accompanying Proxy Statement provides a detailed description of the business to be conducted at the Annual Meeting. We urge you to read the accompanying Proxy Statement, including the appendices, carefully and in their entirety.

If you have any questions concerning the business to be conducted at the Annual Meeting, would like additional copies of the Proxy Statement or need help submitting a proxy or voting instructions for your shares, please contact Innisfree M&A Incorporated, the Company’s proxy solicitor:

Innisfree M&A Incorporated

501 Madison Avenue, 20th Floor

New York, NY 10022

Shareholders Call Toll Free: (877) 750-0625

Banks and Brokers Call Collect: (212) 750-5833

GUESS?, INC.

PROXY STATEMENT

FOR ANNUAL MEETING OF SHAREHOLDERS

To be held on [                    ], 2022

This proxy statement (the “Proxy Statement”) and the enclosed WHITE Proxy Card or WHITE Voting Instruction Form are first being furnished to shareholders commencing on or about [                    ], 2022, in connection with the solicitation by the Board of Directors (the “Board of Directors” or the “Board”) of Guess?, Inc. (the “Company”) of proxies in the enclosed form for use at the 2022 annual meeting of shareholders (the “Annual Meeting”) to be held on [            ], [                    ], 2022, at [            ] (PDT), and any adjournments or postponements thereof, for the purposes set forth in the accompanying Notice of Annual Meeting of Shareholders.

QUESTIONS AND ANSWERS ABOUT THE PROXY MATERIALS AND ANNUAL MEETING

Q:	Why am I receiving these materials?

A:

The Board of Directors is providing the Proxy Statement and WHITE Proxy Card or WHITE Voting Instruction Form for you in connection with the Annual Meeting, which will take place on [                    ], 2022. As a shareholder, you are invited to attend the Annual Meeting, which is being held virtually on the Internet, conducted via live webcast, and are requested to vote on the items of business described in this Proxy Statement. However, you do not need to attend the Annual Meeting to vote your shares. Instead, you may simply follow the instructions below to submit your proxy over the Internet, by telephone or mobile device or by mail.

You are receiving this Proxy Statement as a shareholder of the Company as of March 23, 2022 (the “Record Date”) for purposes of determining the shareholders entitled to receive notice of and vote at the 2022 Annual Meeting. As further described below, we request that you promptly use the enclosed WHITE Proxy Card or WHITE Voting Instruction Form to vote, by Internet, by telephone or by mail, in the event you desire to express your support of or opposition to any of the Proposals to be voted on at the Annual Meeting.

To participate at the Annual Meeting online you must pre-register by [            ] (PDT) on [                    ], 2022. Please visit www.cesonlineservices.com/ges22_vm to pre-register. See “How can I attend the virtual Annual Meeting” below for further information.

THE BOARD RECOMMENDS VOTING “FOR ALL” OF THE BOARD’S NOMINEES ON PROPOSAL No. 1, “FOR” PROPOSAL No. 2, “FOR” PROPOSAL No. 3, “FOR” PROPOSAL No. 4 AND “FOR” PROPOSAL No. 5 USING THE ENCLOSED WHITE PROXY CARD OR WHITE VOTING INSTRUCTION FORM.

PLEASE VOTE YOUR SHARES USING ONLY THE WHITE PROXY CARD OR WHITE VOTING INSTRUCTION FORM ACCOMPANYING THIS PROXY STATEMENT. THE BOARD URGES YOU NOT TO SIGN, RETURN OR VOTE ANY BLUE PROXY CARD OR BLUE VOTING INSTRUCTION FORM SENT TO YOU, EVEN AS A PROTEST VOTE, AS ONLY YOUR LATEST DATED PROXY CARD WILL BE COUNTED.

Q:	Is my vote important?

A:

Your vote will be particularly important this year. As you may know, Legion Partners Holdings, LLC and certain other affiliated individuals and entities (collectively, “Legion Partners”) is conducting a “withhold” campaign against the re-election of two of the director nominees nominated by our Board. The Board recommends a vote “FOR ALL” of the director nominees named in this Proxy Statement on the enclosed WHITE Proxy Card or WHITE Voting Instruction Form, and strongly urges you NOT to sign or return any blue proxy card(s) or voting instruction form(s) that you may receive from Legion Partners.

To vote “FOR ALL” of the Board’s nominees, you must complete, sign, date and return the enclosed WHITE Proxy Card or WHITE Voting Instruction Form in the postage-paid envelope provided or follow the instructions provided in the WHITE Proxy Card or WHITE Voting Instruction Form for submitting your proxy or voting instructions over the Internet or by telephone or to vote your shares at the Annual Meeting.

If you have previously signed any blue proxy card sent to you by Legion Partners in respect of the Annual Meeting, you can revoke it by completing, signing, dating and returning the enclosed WHITE Proxy Card in the postage-paid envelope provided or by following the instructions provided in the WHITE Proxy Card for submitting a proxy to vote your shares over the Internet or by telephone or voting at the Annual Meeting. Completing, signing, dating and returning any blue proxy card that Legion Partners may send to you will cancel any proxy or voting instruction you may have previously submitted to have your shares voted for the Board’s nominees as only your latest Proxy Card or Voting Instruction Form will be counted. Beneficial holders who hold their shares in “street name” should follow the voting instructions included in the WHITE Voting Instruction Form provided by their bank, broker, trustee or other nominee to ensure that their shares are represented and voted at the Annual Meeting, or to revoke prior voting instructions. The Board urges you to sign, date and return only the enclosed WHITE Proxy Card or WHITE Voting Instruction Form.

Q:	What information is contained in this Proxy Statement?

A:

The information included in this Proxy Statement relates to the Proposals to be voted on at the Annual Meeting, the voting process, the compensation of directors and most highly paid executive officers, and certain other required information.

Q:	How do I obtain the Company’s Annual Report on Form 10-K?

A:	A copy of the Company’s fiscal 2022 Annual Report on Form 10-K is enclosed.

Shareholders may request another free copy of the fiscal 2022 Annual Report on Form 10-K from:

Guess?, Inc.

Attn: Investor Relations

1444 South Alameda Street

Los Angeles, California 90021

(213) 765-5578

http://investors.guess.com

The Company will also furnish any exhibit to the fiscal 2022 Annual Report on Form 10-K if specifically requested.

Q:	What may I vote on by proxy?

A:	(1)

The election of four directors to serve until the Company’s 2023 annual meeting of shareholders (the “2023 Annual Meeting”) and until their respective successors are duly elected and qualified or until their earlier resignation or removal;

(2)	An advisory vote on the compensation of our named executive officers;

(3)	The ratification of the appointment of Ernst & Young LLP (“Ernst & Young”) as the independent auditor of the Company for the fiscal year ending January 28, 2023 (“fiscal 2023”);

(4)

The approval of an amendment and restatement of our 2004 Equity Incentive Plan (the “2004 Equity Incentive Plan”), including to increase by [1,200,000] shares of the Company’s common stock, par value $.01 (the “Common Stock”) the number of shares available for issuance under the plan; and

(5)	The approval of an amendment and restatement of our 2002 Employee Stock Purchase Plan (the “ESPP”).

We will also consider other business that properly comes before the Annual Meeting.

Q:	How does the Board recommend I vote on the Proposals?

A:	Our Board recommends that you vote using the WHITE Proxy Card or WHITE Voting Instruction Form with respect to the Proposals as follows:

(1)	“FOR ALL” of the four nominees to serve on the Board;

(2)	“FOR” the advisory resolution approving the compensation of our named executive officers;

(3)	“FOR” the ratification of the appointment of Ernst & Young as the independent auditor of the Company for fiscal 2023;

(4)	“FOR” the approval of the amended and restated 2004 Equity Incentive Plan; and

(5)	“FOR” the approval of the amended and restated ESPP.

We describe each Proposal and the Board’s reason for its recommendation with respect to each Proposal on pages 14, 15, 18, 19 and 32 and elsewhere in this Proxy Statement.

Q:	Who is entitled to vote at the Annual Meeting?

A:

Shareholders as of the close of business on the Record Date are entitled to vote at the Annual Meeting. At the close of business on March 23, 2022, we had 59,768,691 shares of Common Stock outstanding and entitled to vote. Holders of our Common Stock are entitled to one vote for each share held as of the above Record Date.

Q:	Who is soliciting my vote?

A:

The Board, on behalf of the Company, is soliciting your proxy to vote your shares of our Common Stock on all matters scheduled to come before the Annual Meeting, whether or not you attend virtually. Proxies will be solicited on behalf of the Board by our directors, director nominees and certain executive officers and other employees of the Company.

Additionally, we have retained Innisfree M&A Incorporated (“Innisfree”), a proxy solicitation firm, which may solicit proxies on the Board’s behalf. You may also see solicitation materials by e-mail, in person, by mail, by press releases issued by us, by postings on our corporate website or other websites or otherwise. Unless expressly indicated otherwise, information contained on our corporate website is not part of this Proxy Statement. In addition, none of the information on the other websites, if any, listed in this Proxy Statement is incorporated by reference into, and is not part of, this Proxy Statement. Such website addresses are intended to be inactive textual references only.

Q:	How many shares can vote?

A:	As of the Record Date, 59,768,691 shares of Common Stock, the only voting securities of the Company, were issued and outstanding.

Q:	How many votes do I have?

A:	On each matter to be voted upon, you have one (1) vote for each share of Common Stock you own as of the Record Date.

Q:	How will my shares be voted?

A:

Shareholders of record as of the close of business on the Record Date are entitled to one (1) vote for each share of Common Stock held on each matter to be voted upon at the Annual Meeting. All shares entitled to vote and represented by properly submitted proxies received before the polls are closed at the Annual Meeting, and not revoked or superseded, will be voted at the Annual Meeting in accordance with the instructions indicated on those proxies. Where a choice has been specified on the WHITE Proxy Card or WHITE Voting Instruction Form with respect to the Proposals, the shares represented by the WHITE Proxy Card or WHITE Voting Instruction Form will be voted as you specify. If you return a validly executed WHITE Proxy Card or WHITE Voting Instruction Form without indicating how your shares should be voted on a matter and you do not revoke your proxy, your proxy will be voted: “FOR ALL” of the Board’s director nominees set forth in this Proxy Statement (Proposal No. 1); “FOR” Proposal No. 2; “FOR” Proposal No. 3; “FOR” Proposal No. 4; and “FOR” Proposal No. 5.

Q:	Will there be a proxy contest at the Annual Meeting?

A:

As you may know, Legion Partners is conducting a “withhold” campaign. Legion Partners has not nominated a slate of individuals for election as directors to the Board at the Annual Meeting. You may receive proxy solicitation materials from Legion Partners, including proxy statements and blue proxy card(s) or voting instruction form(s). The Board recommends that you disregard them. We are not responsible for the accuracy of any information provided by or relating to Legion Partners contained in any proxy solicitation materials filed or disseminated by, or on behalf of, Legion Partners or any other statements that Legion Partners or its representatives have made or may otherwise make.

Our Board is pleased to nominate for election as director the persons named in this Proxy Statement and on the enclosed WHITE Proxy Card or WHITE Voting Instruction Form. We believe our nominees have the breadth of relevant and diverse experiences, integrity and commitment necessary to continue to grow the Company for the benefit of all shareholders.

Q:	How can I attend the virtual Annual Meeting?

A:

The Annual Meeting will be a completely virtual meeting of shareholders, which will be conducted exclusively by a live webcast. No physical meeting will be held. The Annual Meeting will begin promptly at [            ] (PDT) on [            ], [                    ], 2022. If you plan to participate in the virtual Annual Meeting, you will need to pre-register by [            ] (PDT) on [                    ], 2022. To pre-register for the Annual Meeting, please visit www.cesonlineservices.com/ges22_vm. Pre-registered shareholders may access the meeting up to 30 minutes prior to the start time. Please allow ample time for online check in.

•

For Registered Holders: If you were a shareholder as of the close of business on March 23, 2022 and have your control number, you must register in advance to attend the Annual Meeting. To register for the Annual Meeting, please visit the website https://www.cesonlineservices.com/ges22_vm. Please have your WHITE Proxy Card containing your 11-digit control number available and follow the instructions to complete your registration request. After registering, you will receive a confirmation email with a link and instructions for accessing the virtual Annual Meeting.

•

For Beneficial Holders: If you were a shareholder as of the close of business on March 23, 2022 and hold your shares through an intermediary, such as a bank or broker or other nominee, you must register in advance to attend the Annual Meeting. To register for the Annual Meeting, please visit the website https://www.cesonlineservices.com/ges22_vm. Please have your Voting Instruction Form or other communication containing your control number available and follow the instructions to complete your registration request, including uploading a copy of one of these documents. After registering, you will receive a confirmation email with a link and instructions for accessing the virtual Annual Meeting. If you are a beneficial shareholder and you wish to vote your shares online during the virtual Annual Meeting, rather than submitting your voting instructions before the Annual Meeting, you will need to contact your bank, broker or other nominee to obtain a legal proxy form that you will need to submit electronically with your ballot during the online virtual Annual Meeting using a PDF, JPG, JPEG, GIF or PNG file format.

Q:	How do I ask questions during the Annual Meeting?

A:

To ask a question during the Annual Meeting, you must be a shareholder and have pre-registered for the Annual Meeting as discussed above under “How can I attend the virtual Annual Meeting.” The question and answer session will answer questions submitted live during the Annual Meeting. Questions may be submitted during the Annual Meeting on the Annual Meeting website using the ‘Ask a Question’ box.

Q:	What if I have trouble accessing the Annual Meeting virtually?

A:

The virtual meeting platform is fully supported across browsers (MS Edge, Firefox, Chrome and Safari) and devices (desktops, laptops, tablets and cell phones) running the most up-to-date version of applicable software and plugins. Participants should ensure that they have a strong Wi-Fi connection wherever they intend to participate in the Annual Meeting. We encourage you to access the Annual Meeting prior to the start time. A link on the meeting page will provide further assistance should you need it or you may call the support number found in the reminder email you will receive the day before the Annual Meeting.

Q:	How do I vote?

A:	You are eligible to vote at the Annual Meeting as follows:

Shareholder of Record: If, on the Record Date, your shares were registered directly in your name with the transfer agent for our Common Stock, Computershare Trust Company, N.A. (“Computershare”), then you are a shareholder of record. As a shareholder of record, you may vote using one of the following four methods:

•	Voting by Internet. To vote via the Internet, use the website indicated on the enclosed WHITE Proxy Card;

•	Voting by Telephone. To vote by telephone, call the toll-free number on the enclosed WHITE Proxy Card;

•	Voting by Mail. To vote by mail, simply mark the enclosed WHITE Proxy Card, date and sign it, and return it in the postage-paid envelope provided; or

•

Voting Electronically During the Annual Meeting. If you have pre-registered to attend the Annual Meeting, you will also be able to vote your shares electronically during the Annual Meeting by clicking on the “Shareholder Ballot” link on the virtual meeting site.

The Internet and telephone voting procedures are designed to authenticate your identity, to allow you to vote your shares and to confirm that your voting instructions have been properly recorded. Specific instructions are set forth on the enclosed WHITE Proxy Card. Regardless of the method you choose, your vote is important. Please vote by following the specific instructions on your WHITE Proxy Card. All proxies will be governed by and construed in accordance with the laws of the State of Delaware and applicable federal securities laws.

Beneficial Shareholder: If, on the Record Date, your shares were held in an account at a brokerage firm, bank, dealer or other similar organization, then you are the beneficial owner of shares held in “street name” and these proxy materials are being forwarded to you by that organization. The organization holding your account is considered the shareholder of record for purposes of voting at the Annual Meeting. Please refer to “What if my shares are held in “street name?” below for information about how to vote those shares at the Annual Meeting. Whether or not you plan to attend the Annual Meeting, we urge you to vote and submit your proxy or voting instructions in advance of the Annual Meeting in the manner provided above to ensure that your shares are represented at the Annual Meeting.

If you have any questions or require assistance in submitting a proxy or voting instructions for your shares, please call Innisfree at (877) 750-0625 (toll free for shareholders) or (212) 750-5833 (call collect for banks and brokers).

Q:	Can I change my vote after submitting my proxy?

A;	Yes. You have the right to revoke your proxy at any time before it is exercised at the Annual Meeting by:

•	Notifying the Corporate Secretary of the Company in writing;

•	Returning a later-dated, validly executed proxy card;

•	Entering a later-dated Internet or telephone vote; or

•	Voting electronically during the virtual meeting.

Attendance at the virtual Annual Meeting will not revoke a proxy unless you actually vote electronically during the virtual Annual Meeting.

If your shares are held by your broker, bank, trustee or other nominee, you should follow the instructions provided by them.

Q:	What if my shares are held in “street name?”

A:

If your shares are held in “street name” through a brokerage firm, bank, dealer or similar organization, as the beneficial owner of those shares you have the right to direct your broker or other agent on how to vote the shares in your account. You are also invited to attend the Annual Meeting via the Internet. However, because you are not the shareholder of record, you may not vote your shares at the Annual Meeting unless you request and obtain a valid legal proxy from your broker or other agent. Please follow the instructions from your broker, bank or other agent included on the WHITE Voting Instruction Form accompanying these proxy materials, or contact your broker, bank or other agent to request a legal proxy. If you hold your shares in “street name,” please instruct your bank, broker, trust or other nominee how to vote your shares using the WHITE Voting Instruction Form provided by your bank, broker, trust or other nominee so that your vote can be counted. The WHITE Voting Instruction Form provided by your bank, broker or other nominee may also include information about how to submit your voting instructions over the Internet or by telephone, if such options are available.

Q:	If my shares are held in street name through a brokerage account, what is the impact of not submitting voting instructions?

A:

If you own your shares in “street name” through a broker and do not provide voting instructions to your broker, then your broker will not have the authority to vote your shares on any proposal presented at the Annual Meeting unless it has discretionary authority with respect to that proposal and discretionary authority is permissible at an annual meeting.

For brokerage accounts that receive proxy materials from, or on behalf of, both the Company and Legion Partners, all items listed in the Notice of Annual Meeting of Shareholders will be considered “non-routine” matters. In that case, if you do not submit any voting instructions to your broker, your broker will not have discretionary authority to vote your shares at the Annual Meeting on any Proposal, your shares will not be counted in determining the outcome of any of the Proposals at the Annual Meeting and your shares will not be counted for purposes of determining whether a quorum exists. However, for brokerage accounts that receive proxy materials only from the Company, the broker will be entitled to vote shares held for a beneficial owner on routine matters, such as the proposal to ratify the appointment of the independent auditor for the fiscal year ending January 28, 2023 (Proposal No. 3), without instructions from the beneficial owner of those shares. In that event, the broker is not entitled to vote the shares on non-routine items, which will include the proposal to elect directors (Proposal No. 1), the proposal regarding a vote to approve, on an advisory basis the compensation of our named executive officers (Proposal No. 2), the proposal to approve an amendment and restatement of the Company’s 2004 Equity Incentive Plan (Proposal No. 4), and the proposal to approve an amendment and restatement of the Company’s 2002 Employee Stock Purchase Plan (Proposal No. 5). Accordingly, if you receive proxy materials only from the Company and you do not submit any voting instructions to your broker, your broker may exercise discretion to vote your shares on Proposal No. 3, even in the absence of your instruction. If your shares are voted on Proposal No. 3 as directed by your broker, your shares will constitute “broker non-votes” on each of the non-routine proposals. Any broker non-votes will be counted in determining whether a quorum exists at the Annual Meeting, but will have the effect of a vote “Against” each of Proposals No. 1, No. 2, No. 4 and No. 5.

Accordingly, if your shares are held in a brokerage account, it is very important that you instruct your broker on how to vote shares that you hold in street name. We therefore urge you to provide voting instructions on the WHITE Voting Instruction Form provided by the broker that holds your shares, in each case by carefully following the instructions provided.

Q:	What does it mean if I get more than one proxy card or voting instruction form?

A:	If your shares are registered differently and are in more than one account, you will receive more than one WHITE proxy card or WHITE Voting Instruction Form.

Because Legion Partners is conducting a “withhold” campaign in opposition to two director nominees nominated by our Board, we may conduct multiple mailings prior to the Annual Meeting to ensure shareholders have our latest proxy information and materials to vote. In that event, we will send you a new WHITE Proxy Card or Voting Instruction Form with each mailing, regardless of whether you have previously voted. You may also receive more than one set of proxy materials, including multiple WHITE Proxy Cards or Voting Instruction Forms, if you hold shares that are registered in more than one account—please vote the WHITE Proxy Card or WHITE Voting Instruction Form for every account you own. The latest dated, validly executed proxy you submit will be counted, and IF YOU WISH TO VOTE AS RECOMMENDED BY THE BOARD, THEN YOU SHOULD ONLY SUBMIT WHITE PROXY CARDS OR WHITE VOTING INSTRUCTION FORMS.

Q:	What should I do if I receive a proxy card or voting instruction form from Legion Partners?

A:

Legion Partners is conducting a “withhold” campaign against the re-election of two of the director nominees nominated by our Board. We expect that you may receive proxy solicitation materials from Legion Partners, including opposition proxy statements and blue proxy cards or voting instruction forms.

The Board strongly urges you NOT to sign or return any blue proxy cards or voting instruction forms that you may receive from Legion Partners. We are not responsible for the accuracy of any information provided by or relating to Legion Partners contained in any proxy solicitation materials filed or disseminated by, or on behalf of, Legion Partners or any other statements that Legion Partners or its representatives have made or may otherwise make. If you have already voted using the blue proxy card or voting instruction form provided by Legion Partners, you have every right to change your vote by completing and returning the enclosed WHITE Proxy Card or WHITE Voting Instruction Form or by voting over the Internet or by telephone by following the instructions provided on the enclosed WHITE Proxy Card or Voting Instruction Form. Only the latest dated, validly executed proxy you submit will be counted. If you wish to vote pursuant to the recommendation of our Board, you should disregard any proxy card or voting instruction form that you receive other than the WHITE Proxy Card or WHITE Voting Instruction Form. If you have any questions or need assistance voting, please call Innisfree at (877) 750-0625 (toll free for shareholders) or (212) 750-5833 (call collect for banks and brokers).

Q:	How may I obtain a separate set of voting materials?

A:

If you share an address with another shareholder, you may receive only one set of proxy materials (including our fiscal 2022 Annual Report on Form 10-K and this Proxy Statement) unless you have provided contrary instructions. If you wish to receive a separate set of proxy materials now or in the future, you may write or call us to request a separate copy of these materials at:

Guess?, Inc.

Attn: Investor Relations

1444 South Alameda Street

Los Angeles, California 90021

(213) 765-5578

Similarly, if you share an address with another shareholder and have received multiple copies of our proxy materials, you may write or call us at the above address and phone number to request delivery of a single copy of these materials in the future.

Q:	What is a “quorum?”

A:

A quorum of shareholders is the minimum number of shares of Common Stock that must be represented at a duly called meeting in person or by proxy in order to legally conduct business at a meeting. On the Record Date, there were 59,768,691 shares of Common Stock outstanding and entitled to vote. A “quorum” will be present if shareholders holding a majority of the outstanding shares entitled to vote are present at the Annual Meeting or represented by proxy. A quorum must have been established in order to consider any matter at the Annual Meeting.

Your shares will be counted towards the quorum only if you submit a valid proxy or vote at the Annual Meeting via the Internet. Abstentions and broker non-votes, if any, will be counted towards the quorum requirement.

Q:	How many votes are needed to approve the Proposals?

A:

With respect to Proposal No. 1, directors will be elected by a plurality of the votes of the shares of our Common Stock present or represented by proxy at the Annual Meeting and entitled to vote on the election of directors, which means that the four candidates for director receiving the most “For” votes will be elected directors of the Company. Shareholders may not cumulate their votes. A broker non-vote, if any, or a properly executed proxy marked “Abstain” with respect to the election of a director will not be voted with respect to such director.

With respect to Proposal No. 2, the affirmative vote of the holders of shares entitled to cast a majority of the votes entitled to be cast by all the holders of the shares constituting a quorum at the Annual Meeting is required for approval of this Proposal. Abstentions and broker non-votes, if any, will have the same effect as a vote “Against” this Proposal.

With respect to Proposal No. 3, the affirmative vote of the holders of shares entitled to cast a majority of the votes entitled to be cast by all the holders of the shares constituting a quorum at the Annual Meeting is required for approval of this Proposal. Abstentions and broker non-votes, if any, will have the same effect as a vote “Against” this Proposal.

Please note, however, that Proposal No. 2 and Proposal No. 3 are advisory only and will not be binding. The results of the votes on Proposal No. 2 and Proposal No. 3 will be taken into consideration by the Company, our Board or the appropriate committee of our Board, as applicable, when making future decisions regarding these matters.

With respect to Proposal No. 4, the affirmative vote of the holders of shares entitled to cast a majority of the votes entitled to be cast by all the holders of the shares constituting a quorum at the Annual Meeting is required for approval of this Proposal. Abstentions and broker non-votes, if any, will have the same effect as a vote “Against” this Proposal.

With respect to Proposal No. 5, the affirmative vote of the holders of shares entitled to cast a majority of the votes entitled to be cast by all the holders of the shares constituting a quorum at the Annual Meeting is required for approval of this Proposal. Abstentions and broker non-votes, if any, will have the same effect as a vote “Against” this Proposal.

As a shareholder as of the Record Date, if you properly complete, sign, date and return a Proxy Card or Voting Instruction Form, your shares of Common Stock will be voted as you specify. However, if you submit a signed WHITE Proxy Card or Voting Instruction Form or submit your proxy by telephone or Internet and do not specify how you want your shares voted, the persons named as proxies will vote your shares: “FOR ALL” of the Board nominees set forth on the WHITE Proxy Card or Voting Instruction Form (Proposal No. 1); “FOR” Proposal No. 2; “FOR” Proposal No. 3; “FOR” Proposal No. 4; and “FOR” Proposal No. 5

Q:	How will voting on any other business be conducted?

A:

Although we do not know of any business to be considered at the Annual Meeting other than the Proposals described in this Proxy Statement, if any other business is presented at the Annual Meeting, your signed WHITE Proxy Card will give authority to each of Jason T. Miller, our General Counsel and Secretary, and Anne Deedwania, our Deputy General Counsel and Assistant Secretary, to vote on such matters at their discretion, to the extent permitted under Rule 14a-4(c) of the Exchange Act.

Q:	What is the deadline to propose actions for consideration at next year’s annual meeting of shareholders or to nominate individuals to serve as directors?

A:	You may submit proposals, including director nominations, for consideration at future shareholder meetings as follows:

Shareholder Proposals: For a shareholder proposal to be considered for inclusion in the Company’s proxy statement for the 2023 Annual Meeting, the written proposal must be received by the Corporate Secretary of the Company at our principal executive offices no later than [                    ], 2023. If the date of next year’s annual meeting is moved more than 30 days before or after the anniversary date of the Annual Meeting, the deadline for inclusion of proposals in our proxy statement is instead a reasonable time before we begin to print and mail our proxy materials. Such proposals also will need to comply with Securities and Exchange Commission (“SEC”) regulations under Rule 14a-8 regarding the inclusion of shareholder proposals in company-sponsored proxy materials. Proposals should be addressed to:

Guess?, Inc.

Attn: Corporate Secretary

1444 South Alameda Street

Los Angeles, California 90021

For a shareholder proposal that is not intended to be included in the Company’s proxy statement under Rule 14a-8 for the 2023 Annual Meeting, the shareholder must provide the information required by Section 2.09 of our Fourth Amended and Restated Bylaws (the “Bylaws”) and give timely notice to the Corporate Secretary of the Company in accordance with such section of the Bylaws, which, in general, require that the notice be received by the Corporate Secretary of the Company:

•	Not earlier than [ ], 2023, and

•	Not later than the close of business on [ ], 2023.

If the date of next year’s annual meeting is moved more than 30 days before or after the anniversary date of the Annual Meeting, then notice of a shareholder proposal that is not intended to be included in the Company’s proxy statement under Rule 14a-8 must be received no later than the close of business on the tenth day following the day on which notice of the date of such annual meeting is mailed to the shareholders or the date on which public disclosure of the date of such annual meeting is made, whichever is first.

Nomination of Director Candidates: For a shareholder to nominate a director for election to the Board at the annual meeting next year, the shareholder must provide the information required by Section 3.03 of the Bylaws and give timely notice to the Corporate Secretary of the Company in accordance with such section of the Bylaws, which, in general, require that the notice be received by the Corporate Secretary of the Company:

•	Not earlier than [ ], 2023, and

•	Not later than the close of business on [ ], 2023.

If the date of next year’s annual meeting is moved more than 30 days before or after the anniversary date of the Annual Meeting, then notice of a director nomination must be received no later than the close of business on the tenth day following the day on which notice of the date of such annual meeting is mailed to the shareholders or the date on which public disclosure of the date of such annual meeting is made, whichever is first.

In addition, a shareholder who intends to solicit proxies in support of director nominees other than the Company’s nominees at the 2023 Annual Meeting must provide written notice to the Company setting forth the information required by Rule 14a-19 under the Exchange Act, unless information has been provided in a preliminary or definitive proxy statement previously filed by the shareholder. Such written notice must be postmarked or transmitted electronically no later than [            ], 2023. If we change the date of the 2023 Annual Meeting by more than 30 days from the anniversary of the Annual Meeting, your written notice must be received by the later of 60 days prior to the date of the 2023 Annual Meeting or the 10th calendar day following the day on which we first publicly announce the date of the 2023 Annual Meeting of shareholders is first made. The notice requirement under Rule 14a-19 is in addition to the applicable notice requirements under our Bylaws as described above.

Copy of Bylaw Provisions: You may contact the Company’s Corporate Secretary at our principal executive offices for a copy of the relevant Bylaw provisions regarding the requirements for providing notice of shareholder proposals or director nominations under the advance notice provisions of the Bylaws. The Bylaws also are available on the Company’s website at http://investors.guess.com.

Q:	Who will pay for the solicitation of proxies?

A:

This solicitation is made by mail on behalf of the Board of Directors. We will bear the entire cost of solicitation of proxies, including preparation, assembly and mailing of this Proxy Statement, the WHITE Proxy Card, the Notice and any additional information furnished to shareholders. Copies of solicitation materials will be furnished to banks, brokerage houses, fiduciaries and custodians holding shares of our Common Stock in their names that are beneficially owned by others to forward to those beneficial owners. We may reimburse persons representing beneficial owners for their costs of forwarding the solicitation materials to the beneficial owners. Original solicitation of proxies may be supplemented by telephone, facsimile, electronic mail or personal solicitation by our directors, officers or staff members. Other than the persons described in this Proxy Statement, no general class of employee of the Company will be employed to solicit shareholders in connection with this proxy solicitation. However, in the course of their regular duties, employees may be asked to perform clerical or ministerial tasks in furtherance of this solicitation. No additional compensation will be paid to our directors, officers or staff members for such services. We have retained Innisfree to act as a proxy solicitor in conjunction with the Annual Meeting. We have agreed to pay Innisfree up to $[●] plus reasonable out-of-pocket expenses for proxy solicitation services. Innisfree expects that approximately [●] of its employees will assist in the solicitation. The parties’ engagement letter contains confidentiality, indemnification and other provisions that we believe are customary for this type of engagement.

Our aggregate expenses, including legal fees for attorneys, accountants, public relations and other advisors, printing, advertising, postage, transportation, litigation and other costs incidental to the solicitation, but excluding (i) costs normally expended for a solicitation for an election of directors in the absence of a proxy contest and (ii) costs represented by salaries and wages of our employees and officers, are expected to be approximately $[●], of which $[●] has been incurred as of the date of this Proxy Statement.

Appendix C sets forth information relating to our directors, director nominees, as well as certain of our officers and employees who are considered “participants” in our solicitation under the rules of the SEC by reason of their position as directors and director nominees of the Company or because they may be soliciting proxies on our behalf.

Q:	How can I find the voting results of the Annual Meeting?

A:	We intend to publish preliminary and/or final voting results (as available) in a Current Report on Form 8-K within four business days following the Annual Meeting.

Q:	How may I communicate with the Company’s Board or the non-management directors on the Company’s Board?

A:

You may communicate with the Board by submitting an e-mail to the Company’s Board at bod@guess.com. All directors have access to this e-mail address. Communications from shareholders or any other interested parties that are intended specifically for non-management directors should be sent to the e-mail address above to the attention of the Chairman of the Board.

Q:	What is the Company’s fiscal year?

A:

The Company’s fiscal year is the 52- or 53-week period that ends on the Saturday nearest to January 31 of each year. Unless otherwise stated, all information presented in this Proxy Statement is based on the Company’s fiscal calendar.

Q:	Do I have appraisal or dissenters’ rights?

A:	Holders of our Common Stock are not entitled to dissenters’ rights of appraisal.

Q:	Whom should I call if I have questions about the Annual Meeting?

A:

Innisfree is assisting us with our effort to solicit proxies. If you have any questions concerning the business to be conducted at the Annual Meeting, would like additional copies of this Proxy Statement or need help submitting a proxy for your shares, please contact Innisfree:

Innisfree M&A Incorporated

501 Madison Avenue, 20th Floor

New York, NY 10022

Shareholders Call Toll Free: (877) 750-0625

Banks and Brokers Call Collect: (212) 750-5833

THE BOARD RECOMMENDS VOTING “FOR ALL” OF THE BOARD’S NOMINEES ON PROPOSAL No. 1, “FOR” PROPOSAL No. 2, “FOR” PROPOSAL No. 3 “FOR” PROPOSAL No. 4 AND “FOR” PROPOSAL No. 5, USING THE ENCLOSED WHITE PROXY CARD OR VOTING INSTRUCTION FORM.

THE BOARD URGES YOU NOT TO SIGN, RETURN OR VOTE ANY BLUE PROXY CARD OR VOTE INSTRUCTION FORM SENT TO YOU BY LEGION PARTNERS EVEN AS A PROTEST VOTE, AS ONLY YOUR LATEST DATED PROXY CARD OR VOTING INSTRUCTION FORM WILL BE COUNTED.

IMPORTANT FACTORS REGARDING FORWARD-LOOKING STATEMENTS

Throughout this Proxy Statement, we make “forward-looking” statements, which are not historical facts, but are forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. These statements relate to expectations, analyses and other information based on current plans, forecasts of future results and estimates of amounts not yet determinable. These statements also relate to our current business strategies, strategic initiatives, goals and future prospects. These forward-looking statements are identified by their use of terms and phrases such as “anticipate,” “believe,” “continue,” “could,” “create,” “estimate,” “expect,” “goal,” “intend,” “may,” “outlook,” “pending,” “plan,” “predict,” “project,” “see,” “should,” “strategy,” “will,” “would,” and other similar terms and phrases, including references to assumptions.

Although we believe that the expectations reflected in any of our forward-looking statements are reasonable, actual results could differ materially from what is currently anticipated. Factors which may cause actual results in future periods to differ materially from current expectations include, among others: our ability to maintain our brand image and reputation; domestic and international economic or political conditions, including economic and other events that could negatively impact consumer confidence and discretionary consumer spending; recent sanctions and export controls targeting Russia; the continuation or worsening of impacts related to the COVID-19 pandemic; risks relating to our indebtedness; changes to estimates related to impairments, inventory and other reserves, which were made using the best information available at the time; changes in the competitive marketplace and in our commercial relationships; our ability to anticipate and adapt to changing consumer preferences and trends; our ability to manage our inventory commensurate with customer demand; the high concentration of our Americas Wholesale business; risks related to the costs and timely delivery of merchandise to our distribution facilities, stores and wholesale customers; unexpected or unseasonable weather conditions; our ability to effectively operate our various retail concepts, including securing, renewing, modifying or terminating leases for store locations; our ability to successfully and/or timely implement our growth strategies and other strategic initiatives; our ability to successfully enhance our global omni-channel capabilities; our ability to expand internationally and operate in regions where we have less experience, including through joint ventures; risks relating to our $300 million 2.0% convertible senior notes due 2024, including our ability to settle the liability in cash; disruptions at our distribution facilities; our ability to attract and retain management and other key personnel; obligations or changes in estimates arising from new or existing litigation, income tax and other regulatory proceedings; risks related to the income tax treatment of our third quarter fiscal 2022 intra-entity transfer of intellectual property rights from certain U.S. entities to a wholly-owned Swiss subsidiary; the occurrence of unforeseen epidemics, such as the COVID-19 pandemic; other catastrophic events; changes in U.S. or foreign income tax or tariff policy, including changes to tariffs on imports into the U.S.; risk of future non-cash asset impairments, including goodwill, right-of-use lease assets and/or other store asset impairments; violations of, or changes to, domestic or international laws and regulations; risks associated with the acts or omissions of our licensees and third party vendors, including a failure to comply with our vendor code of conduct or other policies; risks associated with cyber-attacks and other cyber security risks; risks associated with our ability to properly collect, use, manage and secure consumer and employee data; risks associated with our vendors’ ability to maintain the strength and security of information technology systems; changes in economic, political, social and other conditions affecting our foreign operations and sourcing, including the impact of currency fluctuations, global income tax rates and economic and market conditions in the various countries in which we operate; fluctuations in quarterly performance; slowing in-person customer traffic; increases in labor costs; increases in wages; risks relating to proxy contests and activist investor activity; and the significant voting power of our family founders. In addition to these factors, the economic, technological, managerial, and other risks identified in the Company’s most recent annual report on Form 10-K and other filings with the Securities and Exchange Commission, including but not limited to the risk factors discussed therein, could cause actual results to differ materially from current expectations. The current global economic climate, length and severity of the COVID-19 pandemic, and uncertainty surrounding potential changes in U.S. policies and regulations may amplify many of these risks. We undertake no obligation to publicly update or revise any forward-looking statements, whether as a result of new information, future events or otherwise.

You are cautioned not to place undue reliance on the forward-looking statements included herein, which speak only as of the date of this Proxy Statement. We do not intend, and undertake no obligation, to update our forward-looking statements to reflect future events or circumstances.

PROPOSAL NO. 1: ELECTION OF FOUR DIRECTORS

(Item 1 on the WHITE Proxy Card)

At our 2021 annual meeting of shareholders (the “2021 Annual Meeting”), the Board of Directors recommended, and our shareholders approved, amendments to our Restated Certificate of Incorporation to declassify the Board of Directors and to phase in the annual election of directors beginning at the 2021 Annual Meeting. Accordingly, since the 2021 Annual Meeting, directors whose terms expire at the annual meeting at which they are to be elected stand for election for a one-year term and hold office until their respective successors are duly elected and qualified or until their earlier resignation or removal.

The Bylaws authorize a Board of Directors consisting of not less than three or more than fifteen directors. The Board of Directors currently consists of eight members. The terms of our Class II directors, Mr. Anthony Chidoni, Ms. Cynthia Livingston and Mr. Paul Marciano, expire at the Annual Meeting, and the terms of our directors who were elected to our Board of Directors for a one-year term at the 2021 Annual Meeting, Mr. Maurice Marciano and Ms. Laurie Ann Goldman, also expire at the Annual Meeting. The Board of Directors has nominated Mr. Maurice Marciano, Mr. Anthony Chidoni, Ms. Cynthia Livingston and Mr. Paul Marciano for election at the Annual Meeting. Each of the nominees is standing for re-election to the Board. Ms. Goldman, whose term expires at the Annual Meeting, has elected not to stand for re-election at the Annual Meeting because of significant other professional commitments, including being recently appointed to serve as Chair of another company’s board. Ms. Goldman will continue to serve on the Board until the Annual Meeting. Ms. Goldman’s decision to not stand for re-election is not the result of any disagreement with the Company over any matter relating to the operations, policies or practices of the Company. Ms. Goldman advised the Board that given her decision not to stand for re-election, she will abstain from voting on the proxy and director nominations and other recommendations as she believes those matters are best handled by the continuing directors.

Mr. Maurice Marciano retired as an employee and executive of the Company in 2012 and continued to provide consulting services to the Company thereafter until January 28, 2015. In addition, from February 2, 2019 to February 19, 2019, he served as the Company’s Interim Chief Executive Officer. He currently serves as a director of the Board. Mr. Paul Marciano is the Company’s Chief Creative Officer. Mr. Chidoni and Ms. Livingston are not employed by or otherwise affiliated with the Company, except in their capacity as a director and/or nominee for election as a director. Each of the nominees has consented to being named in this Proxy Statement and has agreed to serve as a member of the Board of Directors if elected. Information regarding the nominees and the continuing directors whose terms expire in 2023 is set forth under the heading “Directors and Executive Officers” herein.

The Board of Directors recommends a vote “FOR ALL” of the four nominees named in the WHITE Proxy Card.

The nominees will be elected by a plurality of the votes cast at the Annual Meeting. Shareholders may not cumulate their votes. If any of the nominees are unable or unwilling for good cause to stand for election or serve as a director if elected, which is not anticipated, the persons named as proxies intend to vote for such other person or persons as the Board of Directors may designate, or the Board may choose to reduce the size of the Board. In no event will the shares represented by the proxies be voted for more than four directors at the Annual Meeting.

As of the filing of this Proxy Statement, the Company has a director resignation policy to which all directors are subject. Pursuant to the director resignation policy, any director who receives a greater number of votes “withheld” from his or her election than votes “For” such election must tender his or her resignation to the Nominating and Governance Committee, which may at its discretion choose to accept such resignation(s).

The Board recommends that shareholders vote “FOR ALL” of the four Board nominees listed on the WHITE Proxy Card (i.e., Mr. Maurice Marciano, Mr. Anthony Chidoni, Ms. Cynthia Livingston and Mr. Paul Marciano) to serve on our Board.

PROPOSAL NO. 2: ADVISORY VOTE ON THE

COMPENSATION OF THE NAMED EXECUTIVE OFFICERS

(Item 2 on the WHITE Proxy Card)

The Company is providing shareholders with an opportunity to cast a non-binding, advisory vote on the compensation of our Named Executive Officers, as such compensation is disclosed pursuant to the SEC’s executive compensation disclosure rules and set forth in this Proxy Statement (including in the compensation tables and narratives accompanying those tables as well as in the “Compensation Discussion and Analysis” section of this Proxy Statement).

The basic philosophies that we use to guide the structure of our executive compensation programs are:

•	Competition for Executive Talent. The Company should provide competitive compensation opportunities so that we can attract, motivate and retain qualified executives.

•	Pay for Performance. A substantial portion of compensation should be tied to performance.

•

Alignment with Shareholder Interests. A substantial portion of compensation should be in the form of equity awards that vest over a multi-year period, thus further aligning the interests of shareholders and executives.

Fiscal 2022 was an incredible year for our Company where we completely transformed our business. Our brand elevation strategy was at the center of that transformation, with the elevation of the quality and sustainability of our products as well as our marketing and visual merchandising. For the first time in our history, we completed the launch of a global product line for all product categories. This allowed us to not only maintain consistency of product worldwide but also drive operational efficiencies. We also continued to optimize our store footprint, redefined our global e-commerce strategy, enhanced our supply chain and drove efficiencies across the business. Overall, for the year we delivered operating profit of over $300 million and operating margin of 11.8%, more than double the pre-pandemic year of fiscal 2020 for both metrics. In fact, we improved the profitability of all segments compared to the pre-pandemic year. Our Americas retail business had a remarkable year, posting earnings from operations of $125 million, over five times that of pre-pandemic levels. Our wholesale business in the Americas also performed very well, with earnings from operations up 51% versus the pre-pandemic year. In Europe, despite the continued challenges related to COVID-19, we were able to deliver a 30% increase in earnings from operations compared to fiscal 2020. Finally, in Asia, despite lower revenues compared to fiscal 2020, we were able to improve the bottom-line by driving operational efficiencies. Overall, we delivered diluted earnings per share of $2.57 for fiscal 2022, compared to diluted earnings per share of $1.33 for fiscal 2020. From a balance sheet perspective, the Company ended fiscal 2022 with cash and cash equivalents of $415.6 million and continued to demonstrate a commitment to delivering value to shareholders through dividend payments and share repurchases.

Some of the key highlights of our executive compensation program for fiscal 2022 include:

•

During fiscal 2022, Mr. Alberini and the Company agreed to an extension of the term of his employment agreement through June 30, 2025. No changes were made to the compensation and benefits provided to Mr. Alberini under his employment agreement. However, in connection with the extension, the Compensation Committee approved an award to Mr. Alberini of restricted stock units tied to appreciation in the Company’s stock price to further align his interests with those of our shareholders. The award consists of four equal vesting tranches, with a tranche being eligible to vest if the average closing price of a share of Company Common Stock over 15 consecutive trading days reaches $35, $40, $45 and $50 per share on or before June 30, 2025 and Mr. Alberini’s employment continues through the vesting dates provided in the award. The Compensation Committee set the stock price targets for the award at levels that would represent a significant increase over the closing stock price of $26.40 on the grant date of the award (which was June 30, 2021).

•	No changes were made to the Named Executive Officers’ annual base salaries as compared to fiscal 2021.

•

The Company’s annual cash incentive awards for the Named Executive Officers for fiscal 2022 were determined based on the Company’s earnings from operations during the fiscal year, relative to pre-established performance targets considered by the Compensation Committee to be rigorous. The Compensation Committee determined in March 2022 that the Company exceeded the maximum performance goal established for the cash incentive awards by over $100 million. This achievement resulted in final cash incentive award amounts for fiscal 2022 of $3.6 million for each of Messrs. Paul Marciano and Alberini and $618,750 for Ms. Anderson. See “Annual Incentive Awards” below for more information.

•

In addition to his annual cash incentive award, the Compensation Committee approved a separate cash incentive award for Mr. Paul Marciano of $3,000,000 that would be payable if the Company’s licensing segment revenues for fiscal 2022 achieved a pre-established performance target. The Compensation Committee determined in March 2022 that the performance goal had been achieved. See “Special Cash Incentive Award for Paul Marciano” below for more information.

•

The equity awards granted to the Named Executive Officers in fiscal 2022 consisted entirely of restricted stock units subject to performance-based vesting requirements. In addition to the stock price equity award to Mr. Alberini described above, the Compensation Committee approved the following equity awards during fiscal 2022. See “Long-Term Equity Incentive Awards” below for more information.

•

Mr. Paul Marciano was granted an award of restricted stock units that would become eligible to vest as to 50% of the award based on the achievement of a threshold level of earnings from operations derived from the Company’s licensing segment for fiscal 2022, and as to the remaining 50% of the award based on the achievement of a threshold level of earnings from operations for fiscal 2022. The Compensation Committee determined in March 2022 that these threshold performance levels were met, and the vesting of the award remains subject to Mr. Paul Marciano’s continued service over a three-year period.

•

Mr. Alberini and Ms. Anderson were each granted an award of restricted stock units that would become eligible to vest with respect to between 0% and 150% of the target number of restricted stock units based on the Company’s relative total shareholder return (“TSR”) for a performance period ending on the last day of the Company’s fiscal year 2024.

•

Mr. Alberini and Ms. Anderson were each granted an award of restricted stock units that would become eligible to vest based on the achievement of a threshold level of earnings from operations for fiscal 2022. If the threshold level is achieved, the award vests based on the executive officer’s continued employment over a three-year period (in the case of Mr. Alberini) or a four-year period (in the case of Ms. Anderson). The Compensation Committee determined in March 2022 that the threshold performance level was met, and the vesting of each award remains subject to the executive’s continued service over the applicable period.

We also believe shareholder interests are further served by other executive compensation related practices that we follow, including our stock ownership guidelines which include holding requirements and our “clawback” policy.

Shareholders are encouraged to read the “Compensation Discussion and Analysis” section of this Proxy Statement, the accompanying compensation tables and the related narrative compensation disclosures, which discuss in more detail the compensation of our Named Executive Officers and the compensation philosophy and policies that are used to determine such compensation.

In accordance with the requirements of Section 14A of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), the Board of Directors will request shareholders to vote on the following resolution at the Annual Meeting:

“RESOLVED, that the shareholders hereby approve, on an advisory basis, the compensation of the Company’s Named Executive Officers as disclosed in this Proxy Statement pursuant to the compensation disclosure rules of the Securities and Exchange Commission, including the Compensation Discussion and Analysis, the compensation tables and the related narrative compensation disclosures.”

The affirmative vote of the holders of shares entitled to cast a majority of the votes entitled to be cast by all the holders of the shares constituting a quorum at the Annual Meeting is required for approval of this Proposal.

This vote is an advisory vote only and will not be binding on the Company, the Board of Directors or the Compensation Committee, and will not be construed as overruling a decision by, or creating or implying any additional fiduciary duty for, the Board of Directors or the Compensation Committee. However, the Compensation Committee, which is responsible for designing and administering the Company’s executive compensation program, values the opinions expressed by shareholders in their vote on this proposal, and will consider the outcome of the vote when making future compensation decisions for our Named Executive Officers.

The Company’s current policy is to provide our shareholders with an advisory vote to approve the compensation of our Named Executive Officers each year at the annual meeting of shareholders. It is expected that the next advisory vote to approve the compensation of our Named Executive Officers will be held at the 2023 Annual Meeting.

The Board of Directors recommends a vote “FOR” the advisory resolution approving the compensation of the Named Executive Officers on the WHITE Proxy Card and WHITE Voting Instruction Form.

PROPOSAL NO. 3: RATIFICATION OF APPOINTMENT OF

THE INDEPENDENT AUDITOR

(Item 3 on the WHITE Proxy Card)

The Audit Committee has selected the firm of Ernst & Young to act as the Company’s independent auditor for the fiscal year ending January 28, 2023, and recommends that the shareholders vote in favor of such appointment. In making its selection of the independent auditor, the Audit Committee considered whether Ernst & Young’s provision of services other than audit services, including its past and current tax planning and tax advisory services, is compatible with maintaining independence as the Company’s independent registered public accounting firm. Ernst & Young has served as the Company’s independent auditor since March 19, 2007.

Shareholder approval of the selection of Ernst & Young as our independent auditor is not required by our Bylaws or otherwise. The Sarbanes-Oxley Act of 2002 requires the Audit Committee to be directly responsible for the appointment, compensation and oversight of the audit work and the independent auditor. The Audit Committee will consider the results of the shareholder vote for this proposal and, in the event of a negative vote, will reconsider its selection of Ernst & Young. Even if Ernst & Young’s appointment is ratified by the shareholders, the Audit Committee may, at its discretion, appoint a new independent auditing firm at any time if it determines that such a change would be in the best interests of the Company and its shareholders.

We expect that a representative of Ernst & Young will be in attendance at the Annual Meeting, will be available to respond to appropriate questions and will have the opportunity to make such statements as he or she may desire.

The affirmative vote of the holders of shares entitled to cast a majority of the votes entitled to be cast by all the holders of the shares constituting a quorum at the Annual Meeting is required to ratify the appointment of Ernst & Young.

The Board of Directors recommends a vote “FOR” the ratification of Ernst & Young on the WHITE Proxy Card and WHITE Voting Instruction Form.

PROPOSAL NO. 4: APPROVAL OF AMENDED AND RESTATED

GUESS?, INC. 2004 EQUITY INCENTIVE PLAN

(Item 4 on the WHITE Proxy Card)

Shareholders are being asked to approve the amended and restated 2004 Equity Incentive Plan, which was adopted, subject to shareholder approval, by the Board of Directors on March 26, 2022. The 2004 Equity Incentive Plan includes the following amendments:

•

Increase in Share Limits. The 2004 Equity Incentive Plan currently limits the aggregate number of shares of the Common Stock that may be delivered pursuant to awards granted under the 2004 Equity Incentive Plan to 29,100,000 shares. The proposed amended and restated 2004 Equity Incentive Plan would increase the aggregate number of shares of the Common Stock available for award grants under the 2004 Equity Incentive Plan by [1,200,000] shares so that the new aggregate share limit for the 2004 Equity Incentive Plan would be [30,300,000] shares. In addition, and as described below, the 2004 Equity Incentive Plan currently provides that shares issued under the plan in respect of a “Full-Value Award” (any award granted under the plan other than a stock option or stock appreciation right) will count against the plan’s total share limit as 3.54 shares for every one share actually issued in connection with such award. The proposed amended and restated 2004 Equity Incentive Plan would change this 3.54:1 ratio to 1.6:1 effective as of the date of shareholder approval of this proposal.

•

Extension of Plan Term. The Company’s authority to grant new awards under the 2004 Equity Incentive Plan, as currently in effect, is scheduled to expire on May 19, 2027. The proposed amended and restated 2004 Equity Incentive Plan would extend the Company’s ability to grant new awards under the plan through March 26, 2032.

•

Removal of Limit on Certain Types of Awards; Section 162(m) of the Internal Revenue Code. The Tax Cut and Jobs Act of 2017 removed the performance-based compensation deductibility exception under Section 162(m) of the Internal Revenue Code. Given this change in the tax code, the proposed amended and restated 2004 Equity Incentive Plan would remove certain limits from the plan on the maximum number of options, stock appreciation rights, and performance-based awards that may be granted in any fiscal year to any one participant since those limits had previously been included to satisfy the requirements of Section 162(m). Furthermore, provisions of the 2004 Equity Incentive Plan that provided flexibility to grant performance-based compensation intended to satisfy the compensation deductibility exception under Section 162(m) of the Code have been removed from the plan since that deductibility exception is no longer applicable to any new award grant. The Company may continue to grant performance-based awards under the 2004 Equity Incentive Plan; only the provisions related to the performance-based compensation exception of Section 162(m) have been removed since that exception no longer applies to new award grants.

•

Non-Employee Director Grants; Termination of Director Plan. Under the proposed amended and restated 2004 Equity Incentive Plan, members of our Board of Directors who are not employees of the Company or any of its subsidiaries (“Non-Employee Directors”) would be eligible to receive grants under the plan. The proposed amended and restated 2004 Equity Incentive Plan also includes sub-limits on the cash and equity compensation that may be provided each year to Non-Employee Directors (in their capacity as directors). Previously, equity awards for our Non-Employee Directors were awarded under the Guess?, Inc. Non-Employee Directors’ Compensation Plan, as amended (the “Director Plan”). As of March 21, 2022, 223,079 shares of Common Stock were then available for new award grants under the Director Plan. Our Board of Directors has provided that no new awards will be granted under the Director Plan after March 21, 2022, provided that shareholders approve the proposed amended and restated 2004 Equity Incentive Plan. If shareholders approve this proposal, the Director Plan will terminate (except as to awards previously granted under that plan).

As of March 21, 2022, a total of 5,014,453 shares of the Common Stock were then subject to outstanding awards granted under the 2004 Equity Incentive Plan, and an additional 3,895,290 shares of the Common Stock were then available for new award grants under the 2004 Equity Incentive Plan. If shareholders approve this 2004 Equity Incentive Plan proposal, which includes an increase in the aggregate share limit by [1,200,000] shares, the number of shares available for new awards would increase from 3,895,290 shares to [5,095,290] shares (based on awards outstanding as of March 21, 2022).

The Company believes that incentives and stock-based awards focus employees on the objective of creating shareholder value and promoting the success of the Company, and that incentive compensation plans like the 2004 Equity Incentive Plan are an important attraction, retention and motivation tool for participants in the plan. As discussed in the “Compensation Discussion and Analysis” below, our long-term equity incentives help align our Named Executive Officers’ interests with those of our shareholders, help hold executives accountable for performance, and help us attract, motivate and retain executives. Our Board of Directors approved the foregoing proposed amended and restated 2004 Equity Incentive Plan based on a belief that the number of shares currently available for new award grants under the 2004 Equity Incentive Plan does not give the Company sufficient authority and flexibility to adequately provide for future incentives. Our Board of Directors believes that the proposed amended and restated 2004 Equity Incentive Plan will give us greater flexibility to structure future incentives and better attract, retain and reward our executives and key employees.

If shareholders do not approve this 2004 Equity Incentive Plan proposal, the Company will continue to have the authority to grant awards under the 2004 Equity Incentive Plan as it was previously in effect, without giving effect to the proposed amendment and restatement, as well as under the Director Plan.

Summary Description of the 2004 Equity Incentive Plan

The principal terms of the proposed amended and restated 2004 Equity Incentive Plan are summarized below. The following summary is qualified in its entirety by the full text of the proposed amended and restated 2004 Equity Incentive Plan, which appears as Appendix A to this Proxy Statement.

Purpose. The purpose of the 2004 Equity Incentive Plan is to promote the success of the Company and the interests of our shareholders by providing an additional means for us to attract, motivate, retain and reward officers, key employees and other eligible persons through the grant of awards and incentives, to compensate them for their contributions to the growth and profits of the Company and to encourage ownership by them of our Common Stock.

Administration. The 2004 Equity Incentive Plan may be administered by our Board of Directors or one or more committees appointed by our Board of Directors (or a subcommittee appointed by another committee acting within its delegated authority). Our Board of Directors has delegated general administrative authority for the 2004 Equity Incentive Plan to the Compensation Committee, although the Board of Directors will administer the Plan as to award grants for Non-Employee Directors. A committee may delegate some or all of its authority with respect to the 2004 Equity Incentive Plan to another committee of directors. (The appropriate acting body, be it the Board of Directors or a committee within its delegated authority is referred to in this proposal as the “Administrator.”)

The Administrator has broad authority under the 2004 Equity Incentive Plan with respect to award grants including, without limitation, the authority:

•	to determine eligibility, select participants and determine the type(s) and form(s) of award(s) that they are to receive;

•	to grant awards, determine the number of shares that are to be subject to share-based awards, and the price (if any) to be paid for any shares or the award;

•

to determine the terms and conditions of each award, including, without limitation, those related to vesting, forfeiture, payment and exercisability, and including the authority to grant an award that is fully-vested at grant or to amend the terms and conditions of an award after the granting thereof to a participant in a manner that is not materially adverse to the rights of such participant in such award (including, without limitation, the authority to accelerate vesting, modify or extend the term of such award, and waive the Company’s rights with respect to such award);

•	to specify and approve the form and provisions of the award agreements delivered to participants in connection with their awards;

•	to determine whether, and the extent to which, certain adjustments or other actions with respect to awards may be required or advisable upon the occurrence of certain events;

•	to acquire or settle rights under awards (subject to the repricing prohibitions described below); and

•

to construe and interpret any award agreement delivered under the 2004 Equity Incentive Plan, to prescribe, amend and rescind rules and procedures relating to the 2004 Equity Incentive Plan, to vary the terms of awards to take account of tax, securities law and other regulatory requirements of foreign jurisdictions or any other factors or circumstances that the Administrator may determine to be appropriate, and to make all other determinations and to formulate such procedures as may be necessary or advisable for the administration of the 2004 Equity Incentive Plan.

Any action taken by the Administrator pursuant to the 2004 Equity Incentive Plan will be conclusive and binding on all persons.

No Repricing. In no case (except due to an adjustment to reflect a stock split or other event referred to in “Adjustments” below, or any repricing that may be approved by shareholders) will the Administrator (1) amend an outstanding stock option or SAR to reduce the exercise price or base price of the award, (2) cancel, exchange, or surrender an outstanding stock option or SAR in exchange for cash or other awards for the purpose of repricing the award, or (3) cancel, exchange, or surrender an outstanding stock option or SAR in exchange for an option or SAR with an exercise or base price that is less than the exercise or base price of the original award.

Eligibility. Persons eligible to receive awards under the 2004 Equity Incentive Plan include officers and employees of the Company or any of its affiliates and certain consultants and advisors to the Company or any of its affiliates. If shareholders approve the proposed amended and restated 2004 Equity Incentive Plan, our Non-Employee Directors will also be eligible to receive awards under the plan.

As of March 21, 2022, approximately 12,500 employees of the Company and its subsidiaries (including all of the Company’s officers), and approximately 100 individual consultants of the Company and its subsidiaries were considered eligible to receive awards under the 2004 Equity Incentive Plan. As of that date, approximately 217 current employees of the Company and its subsidiaries (including all of the Company’s officers) held awards previously granted under the 2004 Equity Incentive Plan, and no consultants held any awards previously granted under the plan. In determining who will receive awards, the Company balances (1) the desire to link award holder interests with shareholder interests with (2) competitive considerations and a desire to minimize the potential dilutive impact of the plan. If shareholders approve the proposed amended and restated 2004 Equity Incentive Plan, each of the six Non-Employee Directors will be eligible to receive awards under the plan.

Authorized Shares; Limits on Awards. The maximum number of shares of the Common Stock that may be issued or transferred pursuant to awards under the 2004 Equity Incentive Plan, as previously in effect, was 29,100,000 shares. As of March 21, 2022, 3,895,290 shares of the Common Stock remained available for grant under the 2004 Equity Incentive Plan. If shareholders approve this 2004 Equity Incentive Plan proposal, the number of shares of the Common Stock that may be issued or transferred pursuant to awards under the 2004 Equity Incentive Plan will increase by [1,200,000] shares, so that the new aggregate share limit for the 2004 Equity Incentive Plan will be [30,300,000] shares (the “Share Limit”).

Currently, any shares of the Company’s Common Stock issued under the 2004 Equity Incentive Plan in respect of a Full-Value Award granted under the plan on or after May 1, 2017 count against the Share Limit as

3.54 shares for every one share issued in connection with such award. If shareholders approve this 2004 Equity Incentive Plan proposal, any shares of the Common Stock issued under the 2004 Equity Incentive Plan in respect of a Full-Value Award granted under the plan on or after the date of shareholder approval of this proposal, as well as any shares issued under the 2004 Equity Incentive Plan in excess of the “target” number of shares subject to a Full-Value Award granted under the plan prior to the date of shareholder approval of this proposal as to which there is a performance-based vesting requirement as a result of performance in excess of the applicable “target” level for a performance period ending on or after that date, will count against the Share Limit as 1.60 shares for every one share actually issued in connection with such award. Shares issued in respect of a stock option or SAR granted under the 2004 Equity Incentive Plan will continue to count against the Share Limit on a one-for-one basis.

The following other limits are also contained in the 2004 Equity Incentive Plan:

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The maximum number of shares that may be delivered pursuant to options qualified as incentive stock options granted under the plan is 10,000,000 shares. For purposes of clarity, any shares that are delivered pursuant to incentive stock options also count against (and are not in addition to) the Share Limit described above.

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The maximum number of shares that be subject to awards granted under the plan during any one calendar year to an individual who, on the grant date of the award, is a Non-Employee Director (whether the award is payable in cash or shares) is the number of shares that produce a grant date fair value for the award that, when combined with the grant date fair value of any other awards granted under the plan during that same calendar year to that individual in his or her capacity as a Non-Employee Director, is $500,000. For these purposes, “grant date fair value” means the value of the award as of the date of grant of the award and as determined using the equity award valuation principles applied in the Company’s financial reporting. This limit does not apply to any award granted to an individual who, on the grant date of the award, is an officer or employee of the Company or one of its subsidiaries and applies on an individual basis and not on an aggregate basis to all Non-Employee Directors as a group.

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The aggregate cash compensation paid to a Non-Employee Director for service as a member of the Board during any one fiscal year of the Company commencing with fiscal year 2023 (including Board retainers, retainers for service on committees of the Board, meeting fees, fees for service as a chair of the Board or a committee of the Board, and fees for service as a lead independent director) shall not exceed $300,000. This limit does not apply to, and shall be determined without taking into account, the following: (i) any compensation or benefits granted, provided, paid or payable for service to the Company or any of its subsidiaries in any capacity other than as a member of the Board (such as an officer, employee, or consultant), (ii) any award subject to the share limit of the preceding bullet point, and (iii) the crediting of earnings or losses on deferred compensation.

To the extent that an award is settled in cash or a form other than shares, the shares that would have been delivered had there been no such cash or other settlement will not be counted against the Share Limit and will again be available for subsequent awards under the 2004 Equity Incentive Plan. Except as provided in the next sentence, shares that are subject to or underlie awards which expire or for any reason are cancelled or terminated, are forfeited, fail to vest, or for any other reason are not paid or delivered under the 2004 Equity Incentive Plan will not count against the Share Limit and will again be available for subsequent awards under the 2004 Equity Incentive Plan. Shares that are exchanged by a participant or withheld by the Company as full or partial payment in connection with any stock option or SAR granted under the 2004 Equity Incentive Plan, as well as any shares exchanged by a participant or withheld by the Company or one of its subsidiaries to satisfy the tax withholding obligations related to any stock option or SAR granted under the 2004 Equity Incentive Plan, will count against the Share Limit and are not available for subsequent awards under the 2004 Equity Incentive Plan. Shares that are exchanged by a participant or withheld by the Company as full or partial payment in connection with any Full-Value Award granted under the 2004 Equity Incentive Plan, as well as any shares exchanged by a participant or withheld by the Company or one of its subsidiaries to satisfy the tax withholding obligations related to any Full-Value Award granted under the 2004 Equity Incentive Plan, will not count against the Share Limit and will be available for subsequent awards under the 2004 Equity Incentive Plan.

In the event that shares of Common Stock are delivered in respect of a dividend equivalent right granted under the 2004 Equity Incentive Plan, the number of shares delivered with respect to the award will be counted against the Share Limit. (For purposes of clarity, if 1,000 dividend equivalent rights are granted and outstanding under the plan when the Company pays a dividend, and 50 shares are delivered in payment of those rights with respect to that dividend, 50 shares will be counted against the Share Limit.) To the extent that shares are delivered pursuant to the exercise of a SAR or stock option, the number of underlying shares as to which the exercise related shall be counted against the Share Limit, as opposed to only counting the shares actually issued. (For purposes of clarity, if a SAR relates to 100,000 shares, is to be settled in Common Stock, and is exercised in full at a time when the payment due to the participant is 15,000 shares, 100,000 shares shall be charged against the Share Limit with respect to such exercise.) The Company may not increase the 2004 Equity Incentive Plan’s Share Limit by repurchasing shares of Common Stock on the market (by using cash received through the exercise of stock options or otherwise).

Shares subject to a Full-Value Award granted under the 2004 Equity Incentive Plan on or after May 1, 2017 and before the date shareholders approve this 2004 Equity Incentive Plan proposal (i.e., any such shares that were initially counted against the Share Limit as 3.54 shares for every one share subject to the award) that become available for subsequent awards under the plan because of the expiration, termination or forfeiture of the award, the settlement of such award in cash or a form other than shares, or a payment in connection with or satisfaction of tax withholding obligation related to such award, such shares shall restore the Share Limit on an equivalent basis of 3.54 shares for every one share subject to the award that becomes so available. If shareholders approve this proposal, as to shares subject to a Full-Value Award granted under the 2004 Equity Incentive Plan on or after the date of shareholder approval of this proposal (i.e., any such shares that were initially counted against the Share Limit as 1.60 shares for every one share subject to the award) that become available for subsequent awards under the plan because of the expiration, termination or forfeiture of the award, the settlement of such award in cash or a form other than shares, or a payment in connection with or satisfaction of tax withholding obligation related to such award, such shares shall restore the Share Limit on an equivalent basis of 1.60 shares for every one share subject to the award that becomes so available.

The 2004 Equity Incentive Plan generally provides that shares issued in connection with awards that are granted by or become obligations of the Company through the assumption of awards (or in substitution for awards) in connection with an acquisition of another company will not count against the shares available for issuance under the 2004 Equity Incentive Plan.

Types of Awards. The 2004 Equity Incentive Plan authorizes stock options, SARs, restricted stock, stock units, performance shares, and performance stock units. In general, an option or SAR will expire, or other award will vest, not more than ten years after the date of grant. The 2004 Equity Incentive Plan permits participants to pay the exercise price of an option or the cash purchase price (if any) of any shares in one or a combination of cash, check, by notice and third party payment, if permitted by the Administrator, by the delivery of Common Stock already owned by the participant or by reducing the number of shares that would have otherwise been received by the participant. Shares may also be issued solely for services or any other form of consideration that is permitted by applicable law. Subject to the terms and conditions set forth by the Administrator and in the 2004 Equity Incentive Plan and subject to compliance with applicable law and regulation, the 2004 Equity Incentive Plan permits loans to participants to finance awards or stock purchases.

A stock option is the right to purchase shares of Common Stock at a future date at a specified price per share (the “exercise price”). An option may either be an incentive stock option or a non-qualified stock option. The per share exercise price of a stock option may not be less than the fair market value of a share of the Common Stock on the date of grant. The exercise price of a non- qualified stock option will be determined by the Administrator on the date of grant. The maximum term of an option is ten years from the date of grant. Incentive stock option benefits are taxed differently from non-qualified stock options, as described under “U.S. Federal Income Tax Consequences of Awards under the 2004 Equity Incentive Plan” below. Incentive stock options are also subject to more restrictive terms and are limited in amount by the Internal Revenue Code and the 2004 Equity Incentive Plan. Incentive stock options may only be granted to employees of the Company or a subsidiary.

A SAR is the right to receive payment of an amount equal to the excess of the fair market value of a share of Common Stock on the date of exercise of the SAR over the base price of the SAR. The base price will be established by the Administrator at the time of grant of the SAR, provided that such base price may not be less than the fair market value of a share of the Common Stock on the date of grant. SARs may be granted in connection with other awards or independently. The maximum term of a SAR is ten years from the date of grant. A SAR granted in connection with an option is only exercisable if and to the extent that the related option is exercisable. Upon exercise of a SAR, the holder receives the positive spread value in Common Stock (valued at fair market value at date of exercise), in cash, or in a combination of Common Stock and cash.

A restricted stock award is an award typically for a fixed number of shares of Common Stock, which may be subject to vesting or other restrictions. The Administrator must specify the price, if any, or services the recipient must provide for the shares of restricted stock, any vesting conditions (which may include, among others, the passage of time or specified performance objectives (i.e., “performance shares”) or both) and any other restrictions (for example, restrictions on transfer) imposed on the shares. Unless the Administrator otherwise provides in an award agreement, a restricted stock award confers voting and dividend rights prior to vesting.

A stock unit award is a non-voting unit of measurement which is generally payable in an equivalent number of shares of Common Stock upon the satisfaction of any applicable vesting requirements. The Administrator must specify any conditions on vesting (which may include, among others, the passage of time or specified performance objectives (i.e., “performance stock units”) or both) and any other restrictions (for example, restrictions on transfer) imposed on the stock units. The Administrator may provide for dividend equivalent rights in connection with any stock unit award.

The Administrator may permit a deferred payment of an award. The Administrator may grant an award under the 2004 Equity Incentive Plan that is fully vested at grant. The Administrator, in making or amending an award, may determine the effect of a termination of service (including retirement) on the rights and benefits under the award and in doing so may make distinctions based upon the cause of termination or other factors.

Non-Employee Director Awards. As described under the heading Non-Employee Director Compensation—Fiscal 2022 below, the compensation arrangements for our Non-Employee Directors currently include an annual equity award. If shareholders approve the proposed amendment and restatement of the 2004 Equity Incentive Award, these awards will in the future be granted under the 2004 Equity Incentive Plan and no new awards will be granted under the Director Plan.

The 2004 Equity Incentive Plan, as amended and restated, provides that on each annual meeting of our shareholders, beginning with the annual meeting held in calendar year 2022, each Non-Employee Director who (unless otherwise determined by our Board of Directors) has not been an employee of the Company or any of its subsidiaries at any time during the immediately preceding 12 months shall be granted a restricted stock (or restricted stock unit) award for a number of shares of Common Stock equal to a Dollar amount approved by our Board of Directors divided by the fair market value of a share of Common Stock on the date of grant, rounded down to the nearest whole share. In the absence of a different determination by our Board of Directors in advance of the applicable grant date, such Dollar amount is $180,000, and $275,000 for a Non-Employee Director then serving as Chair of our Board of Directors. Each of these awards would, unless otherwise provided by our Board of Directors, be scheduled to vest in full on the first to occur of (i) the first anniversary of the date of grant, (ii) a termination of service on our Board of Directors if such Non-Employee Director has completed a full term of service and he or she does not stand for re-election at the completion of such term, or (iii) the occurrence of a “change in control” of the Company as defined in the 2004 Equity Incentive Plan.

Our Board of Directors would have the authority to change the timing, grant date Dollar value, and other terms of these awards, and to grant other awards to Non-Employee Directors (including a pro-rated award for a new Non-Employee Director) from time to time without shareholder approval.

Acceleration of Awards; Possible Early Termination of Awards. The 2004 Equity Incentive Plan generally provides that if a “change in control” of the Company occurs in which the Company does not survive (or does not survive as a public company in respect of its Common Stock), awards then-outstanding under the plan and granted after May 19, 2017 will not automatically become fully vested pursuant to the provisions of the plan so long as such awards are assumed, substituted for or otherwise continued. However, if such awards then-outstanding under the 2004 Equity Incentive Plan are to be terminated in such circumstances (without being assumed or substituted for), such awards would generally become fully vested, subject to any exceptions that the Administrator may provide for in an applicable award agreement. The Administrator also has the discretion to establish other change in control provisions with respect to awards granted under the 2004 Equity Incentive Plan. For example, the Administrator could provide for the acceleration of vesting or payment of an award in connection with a corporate event or in connection with a termination of the award holder’s employment. A change in control generally includes (subject to certain exceptions and as more specifically defined in the plan):

•

an acquisition by any person of beneficial ownership of both (i) 35% or more of the voting stock of the Company and (ii) more shares of Common Stock or voting power of the Company than are at such time beneficially owned by Maurice Marciano, Paul Marciano and certain members of their family and affiliates;

•	certain changes in a majority of the Board;

•	a liquidation or dissolution of the Company, or a sale of all or substantially all of the Company’s assets; or

•	a merger or consolidation of the Company involving more than a 50% change in ownership.

The Administrator also has the discretion to establish other change in control provisions with respect to awards granted under the 2004 Equity Incentive Plan.

Transfer Restrictions. Subject to certain exceptions contained in Section 15 of the 2004 Equity Incentive Plan, awards under the 2004 Equity Incentive Plan generally are not transferable by the recipient other than to the Company or by will or the laws of descent and distribution and are generally exercisable, during the recipient’s lifetime, only by the recipient. Any amounts payable or shares issuable pursuant to an award generally will be paid only to the recipient or the recipient’s beneficiary or representative. The Administrator has discretion, however, to establish written conditions and procedures for the transfer of awards to third-party brokers to facilitate cashless exercises of awards and to certain family members and former family members of the award recipient.

Adjustments; Dividend Rights. As is customary in incentive plans of this nature, each share limit and the number and kind of shares available under the 2004 Equity Incentive Plan and any outstanding awards, as well as the exercise or purchase prices of awards, and performance targets under certain types of performance-based awards, are generally subject to adjustment in the event of any change in the outstanding Common Stock by reason of a stock dividend, recapitalization, reorganization, reclassification, merger, combination, consolidation, conversion, stock split, reverse stock split, combination, extraordinary dividend or distribution, spinoff, split-up or exchange of shares. Other than for these adjustments, dividend equivalent rights may not be granted with respect to a stock option or SAR under the 2004 Equity Incentive Plan. Dividend or dividend equivalent rights may be granted with respect to other awards under the 2004 Equity Incentive Plan, provided that any such rights as to an unvested restricted stock or stock unit awards that are subject to performance-based vesting requirements will be subject to termination and forfeiture to the same extent as the corresponding portion of the award to which they relate.

No Limit on Other Authority. The 2004 Equity Incentive Plan does not limit the authority of the Board of Directors or any committee to grant awards or authorize any other compensation, with or without reference to the Common Stock, under any other plan or authority.

Termination of or Changes to the 2004 Equity Incentive Plan. The Board of Directors may amend or terminate the 2004 Equity Incentive Plan at any time and in any manner except that no amendment or termination will be effective without shareholder approval to the extent shareholder approval is required by law. The authority to grant new awards under the 2004 Equity Incentive Plan is currently scheduled to terminate on May 19, 2027. The proposed amended and restated 2004 Equity Incentive Plan would extend the Company’s ability to grant new awards under the 2004 Equity Incentive Plan through March 26, 2032. Outstanding awards, as well as the Administrator’s authority with respect thereto, generally will continue following the expiration or termination of the plan. Generally speaking, outstanding awards may be amended by the Administrator (except for a repricing of a stock option or SAR), but the consent of the award holder is required if the amendment (or any plan amendment) materially and adversely affects the holder.

U.S. Federal Income Tax Consequences of Awards under the 2004 Equity Incentive Plan

The U.S. federal income tax consequences of the 2004 Equity Incentive Plan under current federal law, which is subject to change, are summarized in the following discussion. This summary is not intended to be exhaustive and, among other considerations, does not describe the deferred compensation provisions of Section 409A of the Internal Revenue Code to the extent an award is subject to and does not satisfy those rules, nor does it describe state, local, or international tax consequences.

With respect to non-qualified stock options, the Company is generally entitled to deduct and the participant recognizes taxable income in an amount equal to the difference between the option exercise price and the fair market value of the shares at the time of exercise. With respect to incentive stock options, the Company is generally not entitled to a deduction nor does the participant recognize income at the time of exercise, although the participant may be subject to the U.S. federal alternative minimum tax.

The current federal income tax consequences of other awards authorized under the 2004 Equity Incentive Plan generally follow certain basic patterns: SARs are taxed and deductible in substantially the same manner as non-qualified stock options; nontransferable restricted stock subject to a substantial risk of forfeiture results in income recognition equal to the excess of the fair market value over the price paid (if any) only at the time the restrictions lapse (unless the recipient elects to accelerate recognition as of the date of grant); stock units are taxed when shares of Common Stock are delivered in payment of vested stock units; and cash and stock-based performance awards, stock units, and other types of awards are generally subject to tax at the time of payment. In each of the foregoing cases, the Company will generally have a corresponding deduction at the time the participant recognizes income.

If an award is accelerated under the 2004 Equity Incentive Plan in connection with a “change in control” (as this term is used under the Internal Revenue Code), the Company may not be permitted to deduct the portion of the compensation attributable to the acceleration (“parachute payments”) if it exceeds certain threshold limits under the Internal Revenue Code (and certain related excise taxes may be triggered). Furthermore, under Section 162(m) of the Code, the aggregate compensation in excess of $1,000,000 payable to current or former Named Executive Officers (including amounts attributable to equity-based and other incentive awards) may not be deductible by the Company in certain circumstances.

Specific Benefits under the 2004 Equity Incentive Plan

The Company has not approved any awards that are conditioned upon shareholder approval of this 2004 Equity Incentive Plan proposal. The Company cannot currently determine the benefits or number of shares subject to awards that may be granted in the future under the 2004 Equity Incentive Plan. If the proposed amended and restated 2004 Equity Incentive Plan had been in effect in fiscal 2022, the Company expects that its award grants for fiscal 2022 would not have been different from those actually made in that year under the 2004 Equity Incentive Plan and under the Director Plan. For information regarding the stock-based awards granted to the Company’s Named Executive Officers and members of the Board during fiscal 2022, see “Executive and Director Compensation—Grants of Plan-Based Awards in Fiscal 2022” and “Non-Employee Director Compensation—Fiscal 2022” below. For information regarding past awards made under the 2004 Equity Incentive Plan, see the “Aggregate Past Grants Under the 2004 Equity Incentive Plan” table below.

As described under the heading Non-Employee Director Compensation—Fiscal 2022 below and as reflected above, the compensation arrangements for our Non-Employee Directors currently provide that each Non-Employee Director serving on our Board of Directors on the date of each annual meeting of our shareholders, commencing with the annual meeting of shareholders in calendar 2022, will be granted an award of restricted stock (or restricted stock units) with the number of shares subject to each award to be determined by dividing $180,000 ($275,000 in the case of a Non-Employee Director then serving as Chair of our Board of Directors) by the closing price of our Common Stock on The New York Stock Exchange on the grant date (or the last trading day preceding such date if the grant date is not a trading day). Assuming, for illustrative purposes only, that the price of the Common Stock used for the conversion of the dollar amount set forth above into shares is $25.00, the number of shares that would be allocated to the Company’s six Non-Employee Directors as a group pursuant to the annual grant formula over the ten-year term of the 2004 Equity Incentive Plan is approximately 470,000. This figure represents the aggregate number of shares that would be subject to the annual grants under the Non-Employee Director equity grant program for calendar years 2022 through 2031 (the ten remaining years in the term of the 2004 Equity Incentive Plan, assuming this proposal to amend and restate the 2004 Equity Incentive Plan is approved) based on that assumed stock price. This calculation also assumes that there are no new Non-Employee Directors, there continue to be six Non-Employee Directors in office, that a Non-Employee Director continues to serve as Chair of our Board of Directors, and that there are no changes to the awards granted under the Non-Employee Director equity grant program. If this proposal to amend the 2004 Equity Incentive Plan is approved by shareholders, Non-Employee Director awards in connection with the 2022 annual meeting of shareholders will be awarded under the 2004 Equity Incentive Plan and not under the Director Plan and no new awards will be granted under the Director Plan after March 21, 2022.

The Director Plan currently provides that the aggregate fair market value (determined as of the applicable dates of grant) of shares of Common Stock subject to restricted stock awards granted under the Director Plan to any one individual in any one calendar year shall not exceed $275,000. As described under the heading Non-Employee Director Compensation—Fiscal 2022 below, while our Non-Employee Directors historically have received an annual award of restricted stock (or restricted stock units) at the start of each fiscal year, we have provided for these annual awards to occur in connection with each annual meeting of our shareholders beginning with the annual meeting of shareholders to occur in 2022, and to reflect this transition each director was awarded a pro-rated grant of restricted stock (or restricted stock units) on January 31, 2022. Each pro-rated award had a grant date fair value of $68,531 to account for service between the start of the fiscal year and the approximate date, as estimated at that time, of our annual meeting of shareholders. Given the existing annual limit under the Director Plan of $275,000 referenced above and the January 31, 2022 restricted stock grant of $68,531 already awarded to Mr. Yemenidjian, if this proposal to amend the 2004 Equity Incentive Plan is not approved and the annual award in connection with the 2022 annual meeting of shareholders is granted to Mr. Yemenidjian (assuming he continues to serve on our Board of Directors as its Chair) under the Director Plan rather than under the 2004 Equity Incentive Plan, Mr. Yemenidjian’s award under the Director Plan in connection with the annual meeting will have a grant date value of $206,452 rather than the intended $275,000.

Potential Dilution

“Overhang” refers to the number of shares of the Common Stock that are subject to outstanding awards or remain available for new award grants. “Burn rate” refers to the number of shares of the Common Stock subject to awards that the Company grants over a particular period of time. The following paragraphs include additional information, including regarding overhang and burn rate, to help shareholders assess the potential dilutive impact of the Company’s equity awards and the proposed amended and restated 2004 Equity Incentive Plan.

The following table shows the total number of shares of the Common Stock that were (i) subject to outstanding restricted stock unit and unvested restricted stock awards with only time-based vesting requirements, (ii) subject to outstanding performance-based vesting restricted stock unit awards (at the targeted level of performance), (iii) subject to outstanding stock options, and (iv) then available for new award grants, in each case in the aggregate taking both the 2004 Equity Incentive Plan and the Director Plan into account as of January 29, 2022 and as of March 21, 2022. As noted above, no additional awards will be granted under the Director Plan after March 21, 2022 if shareholders approve this 2004 Equity Incentive Plan proposal.

	As of January 29, 2022	As of March 21, 2022
Shares subject to outstanding restricted stock and restricted stock unit awards (excluding those with performance-based vesting conditions)	753,967 (of which 702,172 were subject to awards outstanding under the 2004 Equity Incentive Plan)	742,540 (of which 720,313 were subject to awards outstanding under the 2004 Equity Incentive Plan)

Shares subject to outstanding restricted stock and restricted stock unit awards with performance-based vesting conditions (at the targeted level of performance)	1,521,626 (all of which were subject to awards outstanding under the 2004 Equity Incentive Plan)	1,208,032 (all of which were subject to awards outstanding under the 2004 Equity Incentive Plan)

Shares subject to outstanding stock options	3,097,158 (with a weighted-average remaining term of 6.37 years and a weighted-average exercise price of $16.58) (all of which were subject to options outstanding under the 2004 Equity Incentive Plan)	3,086,108 (with a weighted-average remaining term of 6.23 years and a weighted-average exercise price of $16.59) (all of which were subject to options outstanding under the 2004 Equity Incentive Plan)

Shares available for new award grants	4,196,851 (of which 3,955,910 were available for new award grants under the 2004 Equity Incentive Plan and 240,941 were available for new award grants under the Director Plan)	4,118,369
(of which 3,895,290 were available for new award grants under the 2004 Equity Incentive Plan and 223,079 were available for new award grants under the Director Plan, provided that, as noted above, no new awards will be granted under the Director Plan after March 1, 2022 if shareholders approve this 2004 Equity Incentive Plan proposal)

The total number of shares of the Common Stock subject to awards that the Company granted under the 2004 Equity Incentive Plan and the Director Plan, in the aggregate, over the last three fiscal years, and to-date (as of March 21, 2022) for fiscal 2023, are as follows:

•

2,886,355 shares in fiscal 2020 (of which 1,812,800 shares were subject to stock option awards, 600,659 shares were subject to restricted stock and restricted stock unit awards (excluding performance-based vesting awards) and 472,896 shares were subject to restricted stock and restricted stock unit awards with performance-based vesting conditions (at the targeted level of performance)).

•	3,389,727 shares in fiscal 2021 (of which 822,057 shares were subject to stock option awards, 1,730,078 shares were subject to restricted stock and restricted stock unit awards (excluding performance-based vesting awards) and 837,592 shares were subject to restricted stock and restricted stock unit awards with performance-based vesting conditions (at the targeted level of performance)).

•

1,199,825 shares in fiscal 2022 (of which no shares were subject to stock option awards, 462,304 shares were subject to restricted stock and restricted stock unit awards (excluding performance-based vesting awards) and 737,521 shares were subject to restricted stock and restricted stock unit awards with performance-based vesting conditions (at the targeted level of performance)).

•

43,725 shares in fiscal 2023 through March 21, 2022 (of which no shares were subject to stock option awards, 43,725 shares were subject to restricted stock and restricted stock unit awards (excluding performance-based vesting awards) and no shares were subject to restricted stock and restricted stock unit awards with performance-based vesting conditions (at the targeted level of performance)).

All of the awards reflected in the bullet points above were granted under the 2004 Equity Incentive Plan, except for the following awards granted under the Director Plan: in fiscal 2020, 66,859 shares subject to restricted stock and restricted stock unit awards with only time-based vesting requirements; in fiscal 2021, 58,058 shares subject to restricted stock and restricted stock unit awards with only time-based vesting requirements; in fiscal 2022, 66,364 shares subject to restricted stock and restricted stock unit awards with only time-based vesting requirements; and in fiscal 2023 (through March 21, 2022), 17,862 shares subject to restricted stock and restricted stock unit awards with only time-based vesting requirements.

In this 2004 Equity Incentive Plan proposal (including in the paragraph above), the number of shares granted pursuant to performance-based vesting restricted stock unit awards, and the number of shares subject to any such awards outstanding on a particular date as well as the number of shares remaining available under the 2004 Equity Incentive Plan for new award grants on any particular date, is based on the targeted level of performance as to such awards. The total number of shares of Common Stock subject to restricted stock and restricted stock unit awards granted under the 2004 Equity Incentive Plan with performance-based vesting conditions that became eligible to vest each year because the applicable performance-based condition was satisfied in that year (subject to the satisfaction of any applicable time-based vesting requirements) was as follows: 191,038 in fiscal 2020, 940,073 in fiscal 2021, 436,745 in fiscal 2022, and 242,898 to date (as of March 21, 2022) in fiscal 2023. No awards with performance-based vesting conditions have been granted under the Director Plan.

The Compensation Committee anticipates that the shares of the Common Stock that will be available for new award grants under the 2004 Equity Incentive Plan if shareholders approve this proposal will provide the Company with flexibility to continue to grant equity awards under the 2004 Equity Incentive Plan through approximately the end of fiscal 2025 (reserving sufficient shares to cover potential payment of performance-based awards at maximum payment levels). However, this is only an estimate, in the Company’s judgment, based on current circumstances. The total number of shares that are subject to the Company’s award grants under the 2004 Equity Incentive Plan in any one year or from year-to-year may change based on a number of variables, including, without limitation, the value of the Common Stock (since higher stock prices generally require that fewer shares be issued to produce awards of the same grant date fair value), changes in competitors’ compensation practices or changes in compensation practices in the market generally, changes in the number of our employees, changes in the number of our officers, acquisition activity and the need to grant awards to new employees in connection with acquisitions, the need to attract, retain and incentivize key talent, the type of awards the Company grants, the number of shares that become available for new award grants pursuant to the terms of the plan (for example, as a result of award forfeitures), whether and the extent to which any applicable performance-based vesting requirements are satisfied and how the Company chooses to balance total compensation between cash and equity-based awards.

To help assess the potential dilutive impact of the 2004 Equity Incentive Plan proposal, the weighted average number of shares of the Common Stock issued and outstanding (excluding unvested restricted shares) in each of the last three fiscal years is 71,669,000 in fiscal 2020, 64,179,000 in fiscal 2021, and 65,919,000 in fiscal

2022. The number of shares of the Common Stock issued and outstanding (including unvested restricted shares) as of March 21, 2022 was 59,749,751 shares. The closing market price for a share of the Common Stock as of March 21, 2022 was $21.74 per share.

In addition, as of March 21, 2022, 2,718,398 shares of Common Stock were available for issuance under the Company’s 2002 Employee Stock Purchase Plan. See Proposal No. 5 below for more information on the 2002 Employee Stock Purchase Plan.

Aggregate Past Grants Under the 2004 Equity Incentive Plan

As of March 21, 2022, awards covering 28,270,593 shares of the Common Stock had been granted under the 2004 Equity Incentive Plan. (This number of shares includes all shares subject to awards before giving effect to forfeitures and performance-based awards measured at the targeted level of performance.) The following table shows information regarding the distribution of those awards among the persons and groups identified below, option exercises and restricted stock and restricted stock units vesting prior to and option and unvested restricted stock and restricted stock units holdings as of that date.

Name and Position	STOCK OPTIONS				RESTRICTED STOCK/UNITS
	Number of Shares Subject to Past Option Grants	Number of Shares Acquired on Exercise	Number of Shares Underlying Options as of March 21, 2022		Number of Shares/ Units Subject to Past Grants	Number of Shares/ Units Vested as of March 21, 2022	Number of Shares/ Units Outstanding and Unvested as of March 21, 2022
			Exercisable	Unexercisable
Named Executive Officers:
Paul Marciano	989,457	215,400	245,453	232,104	3,745,979	3,355,473	217,264
Carlos Alberini	1,167,357	84,700	566,053	382,104	1,601,621	612,051	890,320
Kathryn Anderson	225,743	—	88,936	136,807	181,756	47,167	134,589
Total for All Current Executive Officers (3 persons, including the Named Executive Officers):	2, 382,557	300,100	900,442	751,015	5, 529,356	4,014,691	1,242,173

Non-Executive Director Group(1):
Anthony Chidoni	—	—	—	—	—	—	—
Laurie Ann Goldman	—	—	—	—	—	—	—
Cynthia Livingston	—	—	—	—	—	—	—
Maurice Marciano	688,700	378,400	—	—	271,600	271,600	—
Deborah Weinswig	—	—	—	—	—	—	—
Alex Yemenidjian
Total for Non-Executive Director Group (6 persons):	688,700	378,400	—	—	271,600	271,600	—
Each other person who has received 5% or more of the options, warrants or rights under the 2004 Equity Incentive Plan
All employees, including all current officers who are not executive officers or directors, as a group	9, 967,226	3,944,456	1,065,526	369,125	9,431,154	5,715,279	686,172
Total	13,038,483	4,622,956	1,965,968	1,120,140	15,232,110	10,001,570	1,928,345

(1)	Anthony Chidoni, Cynthia Livingston, Maurice Marciano and Paul Marciano are nominees for re-election at the Annual Meeting. Ms. Goldman has elected not to stand for re-election at the Annual Meeting.

Equity Compensation Plans

For more information on the Company’s equity compensation plans, please see the section titled “Equity Compensation Plan Information” herein.

Vote Required for Approval of the Amended and Restated 2004 Equity Incentive Plan

The Board of Directors believes the proposed amended and restated 2004 Equity Incentive Plan will promote the interests of the Company and our shareholders and will help us and our subsidiaries continue to be able to attract, retain and reward persons important to our success.

Two of the members of our Board of Directors and all of our executive officers are currently eligible for awards under the 2004 Equity Incentive Plan, and all of the members of our Board of Directors will be eligible for awards under the 2004 Equity Incentive Plan if this proposal is approved by shareholders. Accordingly, each of them has a personal interest in the approval of this Proposal.

The affirmative vote of the holders of shares entitled to cast a majority of the votes entitled to be cast by all the holders of the shares constituting a quorum at the Annual Meeting is required to approve the proposed amended and restated 2004 Equity Incentive Plan.

The Board of Directors recommends a vote “FOR” the approval of the amended and restated 2004 Equity Incentive Plan as described above and set forth in Appendix A hereto on the WHITE Proxy Card and WHITE Voting Instruction Form.

PROPOSAL NO. 5: APPROVAL OF THE AMENDMENT AND RESTATEMENT

OF THE 2002 EMPLOYEE STOCK PURCHASE PLAN

(Item 5 on the WHITE Proxy Card)

Shareholders are being asked to approve an amended and restated version of our ESPP. The term of the ESPP expired on March 11, 2022 meaning that no new offering period may commence under the ESPP on or after that date. The proposed amendment and restatement of the ESPP was approved, subject to shareholder approval, by the Board of Directors on March 26, 2022 and would extend the Company’s ability to grant new awards under the ESPP until March 26, 2032. If shareholders do not approve this ESPP proposal, no new awards will be granted under the ESPP.

As of March 21, 2022, 4,000,000 shares of Common Stock are authorized for issuance under the ESPP. Of these shares, 1,281,602 shares have previously been purchased and 2,718,398 shares remain available for purchase in the current and future offering periods under the ESPP. The proposed amendments will not increase the number of shares authorized for issuance under the ESPP.

Under the ESPP, shares of Common Stock are available for purchase by eligible employees who elect to participate in the ESPP. Eligible employees are entitled to purchase, by means of payroll deductions, limited amounts of Common Stock during periodic Offering Periods.

The Board of Directors believes that the ESPP helps the Company retain and motivate eligible employees and helps further align the interests of eligible employees with those of the Company’s shareholders. Extending the term of the ESPP will allow us to continue to offer participation in the ESPP in the future.

Summary Description of the 2002 Employee Stock Purchase Plan

The principal terms of the ESPP are summarized below. The following summary is qualified in its entirety by the full text of the amended ESPP, which appears as Appendix B to this Proxy Statement.

Purpose. The purpose of the ESPP is to provide eligible employees with an incentive to advance the best interests of the Company (and its participating subsidiaries) by providing an opportunity to purchase shares of Common Stock through accumulated payroll deductions at a favorable price and upon favorable terms in consideration of the participating employees’ continued services. The ESPP is intended to provide an additional incentive to participating eligible employees to remain in the Company’s employ and to advance the best interests of the Company and those of the Company’s shareholders.

Operation of the ESPP. The ESPP generally operates in successive three-month periods referred to as “Offering Periods.” The determination of the duration of future Offering Periods may be changed from time to time. However, only one Offering Period may be in effect at any one time, and an Offering Period may not be shorter than one month and may not be longer than 27 months. Although the ESPP gives us flexibility to change the structure of future Offering Periods, at present we expect that Offering Periods will continue to commence on the last Monday of the second fiscal month of each fiscal quarter and terminate on the penultimate Friday of the second fiscal month of the immediately following fiscal quarter. We may change, if we desire, the Offering Periods in the future.

On the first day of each Offering Period (referred to as the “Enrollment Date”), each eligible employee who has timely filed a valid election to participate in the ESPP for that Offering Period will be granted an option to purchase shares of Common Stock. A participant must designate in his or her election the amount or percentage of his or her compensation to be withheld from his or her pay during that Offering Period for the purchase of stock under the ESPP. The participant’s contributions under the ESPP will be credited to a bookkeeping account in his or her name. A participant generally may elect to terminate, but may not otherwise increase or decrease, his or her contributions to the ESPP during an Offering Period. Amounts contributed to the ESPP constitute general corporate assets of the Company and may be used for any corporate purpose.

Each option granted under the ESPP will automatically be exercised on the last day of the Offering Period with respect to which it was granted (referred to as the “Exercise Date”). The number of shares acquired by a participant upon exercise of his or her option will be determined by dividing the participant’s ESPP account balance as of the Exercise Date by the “Purchase Price” for that Offering Period. The determination of the Purchase Price for an Offering Period will equal the lesser of (1) 85% of the fair market value of a share of the Common Stock on the applicable Enrollment Date, or (2) 85% of the fair market value of a share of Common Stock on the applicable Exercise Date. A participant’s ESPP account will be reduced upon exercise of his or her option by the amount used to pay the Purchase Price of the shares acquired by the participant. No interest will be paid to any participant or credited to any account under the ESPP.

Eligibility. Only certain employees will be eligible to participate in the ESPP. To be eligible to participate in an Offering Period, on the Enrollment Date of that period an individual must:

•	be employed by the Company or one of its subsidiaries that has been designated as a participating subsidiary;

•	be customarily employed for at least twenty hours per week; and

•	be customarily employed for more than five months per calendar year.

As of March 21, 2022, approximately 4,606 employees of the Company and its subsidiaries (including each of our officers) were eligible to participate in the ESPP. Our non-employee directors are not eligible to participate in the ESPP.

Limits on Authorized Shares; Limits on Contributions. A maximum of 4,000,000 shares of Common Stock may be purchased under the ESPP (of which, as of March 21, 2022, 1,281,602 shares had been purchased in past Offering Periods and 2,718,398 shares remained available under the plan).

Participation in the ESPP is also subject to the following limits:

•	A participant cannot contribute less than 1% or more than 15% of his or her compensation to the purchase of stock under the ESPP in any one payroll period.

•	A participant cannot purchase more than 200,000 shares of Common Stock under the ESPP in any one Offering Period.

•

A participant cannot purchase more than $25,000 of stock (valued at the start of the applicable Offering Period and without giving effect to any discount reflected in the purchase price for the stock) under the ESPP in any one calendar year.

•

A participant will not be granted an option under the ESPP if it would cause the participant to own stock and/or hold outstanding options to purchase stock representing 5% or more of the total combined voting power or value of all classes of stock of the Company or one of its subsidiaries or to the extent it would exceed certain other limits under the U.S. Internal Revenue Code (the “Code”).

We have the flexibility to change the 1% and 15% contribution limits and the individual share limit referred to above from time to time without shareholder approval. However, we cannot increase the aggregate-share limit under the ESPP, other than to reflect stock splits and similar adjustments as described below, without shareholder approval. The $25,000 and the 5% ownership limitations referred to above are required under the Code.

Anti-dilution Adjustments. As is customary in stock incentive plans of this nature, the number and kind of shares available under the ESPP, as well as ESPP purchase prices and share limits, are subject to adjustment in the case of certain corporate events. These events include reorganizations, mergers, combinations, consolidations, recapitalizations, reclassifications, stock splits, stock dividends, asset sales or other similar unusual or extraordinary corporate events, or extraordinary dividends or distributions of property to our shareholders.

Possible Early Termination of the ESPP. The ESPP provides that, in the event of the dissolution or liquidation of the Company or any other event that the Company does not survive or does not survive as a publicly-traded company in respect of its stock, the ESPP and, if prior to the last day of an Offering Period, any outstanding option with respect to that Offering Period will terminate, subject to any provision that has been made by the Board of Directors for the survival, substitution, assumption, exchange or other settlement of the ESPP and options granted thereunder. In the event that a participant’s option under the ESPP is terminated without a provision having been made by the Board of Directors for a substitution, exchange or other settlement of the option, such participant’s account balance will be paid in cash without interest.

Termination of Participation. A participant’s election to participate in the ESPP will generally continue in effect for all Offering Periods until the participant files a new election that takes effect or the participant ceases to participate in the ESPP. A participant’s participation in the ESPP generally will terminate if, prior to the applicable Exercise Date, the participant ceases to be employed by the Company or one of its participating subsidiaries for any reason or if the participant elects to terminate his or her plan contributions in accordance with the ESPP. If a participant’s ESPP participation terminates during an Offering Period under such circumstances, he or she will no longer be permitted to make contributions to the ESPP for that Offering Period and, subject to limited exceptions, his or her option for that Offering Period will automatically terminate and his or her ESPP account balance will be paid to him or her in cash without interest.

In the event a participant remains employed by the Company or one of its participating subsidiaries but the participant is no longer an eligible employee under the ESPP, or if the participant commences an approved leave of absence that meets certain requirements, prior to the applicable Exercise Date, he or she will no longer be permitted to make contributions to the ESPP for that Offering Period and the participant’s ESPP account balance will continue to be held by the Company and be used at the end of that Offering Period to exercise the participant’s option (subject to the participant’s right to request a withdrawal from the plan). However, a participant’s termination from participation will not have any effect upon his or her ability to participate in any succeeding Offering Period, provided that the applicable eligibility and participation requirements are again then met.

Transfer Restrictions. A participant’s rights with respect to options or the purchase of shares under the ESPP, as well as contributions credited to his or her ESPP account, may not be assigned, transferred, pledged or otherwise disposed of in any way except by will or the laws of descent and distribution. The ESPP also provides that, unless otherwise provided by the Board of Directors or the Compensation Committee of the Board of Directors prior to the start of any Offering Period, shares purchased by a participant on each Exercise Date must be held and not sold by the participant for a minimum period of six months following the applicable Exercise Date.

Administration. The ESPP is administered by the Board of Directors or by a committee appointed by the Board of Directors. The Board of Directors has appointed the Compensation Committee of the Board of Directors as the current administrator of the ESPP. The administrator has full power and discretion to adopt, amend or rescind any rules and regulations for carrying out the ESPP and to construe and interpret the ESPP. Decisions of the ESPP administrator with respect to the ESPP are final and binding on all persons.

No Limit on Other Plans. The ESPP does not limit the ability of the Board of Directors or any committee of the Board of Directors to grant awards or authorize any other compensation, with or without reference to the Common Stock, under any other plan or authority.

Amendments. The Board of Directors generally may amend, suspend or terminate the ESPP at any time and in any manner, provided that the then-existing rights of participants are not materially and adversely affected thereby. Shareholder approval for an amendment to the ESPP will only be required to the extent necessary to meet the requirement of Section 423 of the Code or to the extent otherwise required by law or applicable stock exchange rules. The ESPP administrator also may, from time to time, without shareholder approval and without limiting the Board of Directors’ amendment authority, designate those subsidiaries of the Company whose employees may participate in the ESPP and, subject only to certain limitations under the Code, change the ESPP’s eligibility rules.

Termination. As noted above, the term of the ESPP expired on March 11, 2022. If shareholders approve this ESPP proposal, the term will be extended so that no new Offering Periods will commence under the ESPP on or after March 26, 2032, unless the Board of Directors terminates the ESPP earlier. The ESPP will also terminate earlier if all of the shares authorized under the ESPP have been purchased.

Federal Income Tax Consequences of the ESPP

Following is a general summary of the current federal income tax principles applicable to the ESPP. The following summary is not intended to be exhaustive and, among other considerations, does not describe the deferred compensation provisions of Section 409A of the Code to the extent an award is subject to and does not satisfy those rules, nor does it describe state, local or international tax consequences.

The ESPP is intended to qualify as an “employee stock purchase plan” under Section 423 of the Code. Participant contributions to the ESPP are made on an after-tax basis. That is, a participant’s ESPP contributions are deducted from compensation that is taxable to the participant and for which the Company is generally entitled to a tax deduction.

Generally, no taxable income is recognized by a participant with respect to either the grant or exercise of his or her ESPP option. The Company will have no tax deduction with respect to either of those events. A participant will generally recognize income (or loss) only upon a sale or disposition of any shares that the participant acquires under the ESPP. The particular tax consequences of a sale of shares acquired under the ESPP depend on whether the participant has held the shares for a “Required Holding Period” before selling or disposing of the shares. The Required Holding Period starts on the date that the participant acquires the shares under the ESPP and ends on the later of (1) two years after the Enrollment Date of the Offering Period in which the participant acquired the shares, or (2) one year after the Exercise Date on which the participant acquired the shares.

If the participant holds the shares for the Required Holding Period and then sells the shares at a price in excess of the purchase price paid for the shares, the gain on the sale of the shares will be taxed as ordinary income to the participant to the extent of the lesser of (1) the amount by which the fair market value of the shares on the Enrollment of the Offering Period in which the participant acquired the shares exceeded the purchase price of the shares (calculated as though the shares had been purchased on the Enrollment Date), or (2) the gain on the sale of the shares. Any portion of the participant’s gain on the sale of the shares not taxed as ordinary income will be taxed as long-term capital gain. If the participant holds the shares for the Required Holding Period and then sells the shares at a price less than the purchase price paid for the shares, the loss on the sale will be treated as a long-term capital loss to the participant. The Company will not be entitled to a tax deduction with respect to any shares held by the participant for the Required Holding Period, regardless of whether the shares are eventually sold at a gain or a loss.

The participant has a “Disqualifying Disposition” if the participant disposes of the shares before the participant has held the shares for the Required Holding Period. If the participant sells the shares in a Disqualifying Disposition, the participant will realize ordinary income in an amount equal to the difference between the purchase price paid for the shares and the fair market value of the shares on the Exercise Date on which the participant acquired the shares, and the Company generally will be entitled to a corresponding tax deduction. In addition, if the participant makes a Disqualifying Disposition of the shares at a price in excess of the fair market value of the shares on the Exercise Date, the participant will realize capital gain in an amount equal to the difference between the selling price of the shares and the fair market value of the shares on the Exercise Date. Alternatively, if the participant makes a Disqualifying Disposition of the shares at a price less than the fair market value of the shares on the Exercise Date, the participant will realize a capital loss in an amount equal to the difference between the fair market value of the shares on the Exercise Date and the selling price of the shares. The Company will not be entitled to a tax deduction with respect to any capital gain realized by a participant.

Specific Benefits

The benefits that will be received by or allocated to eligible employees under the ESPP cannot be determined at this time because the amount of contributions set aside to purchase shares of Common Stock under the ESPP (subject to the limitations discussed above) is entirely within the discretion of each participant. If the amended and restated version of the ESPP had been in effect for fiscal 2022, we do not expect that the number of shares purchased by participants in the plan during that year would have been materially different from the number of shares set forth in the table below.

The closing market price for a share of the Common Stock as of March 21, 2022 was $21.74 per share.

Equity Compensation Plans

For more information on the Company’s equity compensation plans, please see the section titled “Equity Compensation Plan Information” herein.

AGGREGATE PAST PURCHASES UNDER THE 2002 EMPLOYEE STOCK PURCHASE PLAN

Name	Aggregate Number of Shares Purchased Under the ESPP in the Fiscal Year Ended January 29, 2022	Aggregate Number of Shares Purchased Under the ESPP in All Completed Offering Periods
Named Executive Officers:
Paul Marciano	0	0
Carlos Alberini	1,172	30,178
Kathryn Anderson	0	0

Total for All Current Executive Officers (3 persons):

Non-Executive Director Group:
Anthony Chidoni	0	0
Laurie Ann Goldman	0	0
Cynthia Livingston	0	0
Maurice Marciano	0	0
Deborah Weinswig	0	0
Alex Yemenidjian	0	0
Each other person who has received 5% or more of the options, warrants or rights under the ESPP	0	0
All employees, including all current officers who are not executive officers or directors, as a group	38,144	1,251,424
Total	38,144	1,281,602

Anthony Chidoni, Cynthia Livingston, Maurice Marciano and Paul Marciano are nominees for re-election as directors at the Annual Meeting. Ms. Goldman has elected not to stand for re-election at the Annual Meeting.

Vote Required for Approval of the Amended and Restated ESPP

The Board of Directors believes that the amended and restated ESPP will promote the interests of the Company and our shareholders and will help us and our subsidiaries continue to be able to attract, retain and reward persons important to our success.

The affirmative vote of the holders of shares entitled to cast a majority of the votes entitled to be cast by all the holders of the shares constituting a quorum at the Annual Meeting is required to approve the proposed amended and restated 2002 ESPP.

The Board of Directors recommends a vote “FOR” the amended and restated ESPP as described above and set forth in Appendix B hereto on the WHITE Proxy Card and WHITE Voting Instruction Form.

RELATIONSHIP WITH INDEPENDENT REGISTERED PUBLIC ACCOUNTANT

Independent Registered Public Accountant Fee Summary

Aggregate fees billed to us for the fiscal years ended January 29, 2022 and January 30, 2021 by Ernst & Young, our independent auditor, are as follows (in thousands):

	Year Ended Jan. 29, 2022	Year Ended Jan. 30, 2021
Audit fees(1)	$4,243	$3,842
Audit related fees(2)	82	—
Tax fees(3)	64	87
All other fees(4)	—	10

Total	$4,389	$3,939

(1)

“Audit fees” consist of fees for professional services rendered for the audit of the Company’s consolidated financial statements included in its Annual Report on Form 10-K, including the audit of internal controls required by Section 404 of the Sarbanes-Oxley Act of 2002, the review of financial statements included in Form 10-Qs, and for services that are normally provided by the auditor in connection with statutory and regulatory filings or engagements.

(2)

“Audit related fees” consist of fees for services related to certain agreed-upon procedures and other services that are reasonably related to the performance of the audit or review of the Company’s financial statements and internal controls that are not reported under “Audit fees.”

(3)

“Tax fees” consist of fees for tax compliance and tax advice. For fiscal 2022, the amount includes approximately $47,000 for tax compliance and preparation services and approximately $17,000 for all other tax related services. For fiscal 2021, the amount includes approximately $50,000 for tax compliance and preparation services and approximately $37,000 for all other tax related services.

(4)	“All other fees” consist of fees for any services not included in the first three categories.

All non-audit services were pre-approved by our Audit Committee pursuant to the pre-approval policies and procedures described below.

The Audit Committee considered whether the provision of non-audit services provided by Ernst & Young during fiscal 2022 was compatible with maintaining auditor independence. In addition to retaining Ernst & Young to audit and review our consolidated financial statements for fiscal 2022, the Company retained Ernst & Young, as well as other accounting firms, to provide other advisory services in fiscal 2022. The Company understands the need for its independent auditor to maintain objectivity and independence in its audit of the Company’s consolidated financial statements.

The Audit Committee utilizes a policy pursuant to which the audit, audit-related, and permissible non-audit services to be performed by the independent auditor are pre-approved prior to the engagement to perform such services. Pre-approvals are detailed as to the particular service or category of service and the independent auditor and management are required to periodically report to the Audit Committee regarding the extent of services provided by the independent auditor in accordance with the pre-approvals, including the related fees. In addition to regular pre-approvals by the Audit Committee, the Audit Committee Chairperson may also pre-approve services to be performed by the independent auditor on a case-by-case basis, in accordance with authority delegated by the Audit Committee. Approvals made pursuant to this delegated authority are normally reported to the Audit Committee at its next meeting.

The Audit Committee Charter requires that the lead partner assigned to our audit be rotated at least every five years and that other audit partners be rotated at least every seven years.

REPORT OF THE AUDIT COMMITTEE

The Audit Committee assists the Board in fulfilling its responsibilities for general oversight of the integrity of the Company’s consolidated financial statements, the Company’s compliance with legal and regulatory requirements, the Company’s system of internal control over financial reporting and the qualifications, independence and performance of the Company’s internal audit function and independent auditor. Management is responsible for the financial reporting process, including the Company’s system of internal control over financial reporting, and for the preparation of the Company’s consolidated financial statements in accordance with generally accepted accounting principles in the United States. The Company’s independent auditor is responsible for performing an independent audit of the Company’s consolidated financial statements, expressing an opinion as to the conformity of the Company’s audited consolidated financial statements with generally accepted accounting principles in the United States, and expressing an opinion on the Company’s internal control over financial reporting.

The Audit Committee has reviewed and discussed with management the Company’s audited consolidated financial statements for the fiscal year ended January 29, 2022. In addition, we have discussed with Ernst & Young the matters required to be discussed by the applicable requirements of the Public Company Accounting Oversight Board and the SEC. We have also received the written disclosures and the letter from Ernst & Young required by applicable requirements of the Public Company Accounting Oversight Board regarding the independent auditor’s communications with the Audit Committee concerning independence, and we have discussed with the independent auditor the independent auditor’s independence.

The Audit Committee has met with Ernst & Young to discuss the overall scope of its audit, the results of its examinations, its evaluations of the Company’s internal control over financial reporting, and the overall quality of the Company’s financial reporting.

Based on the reviews and discussions referred to above, we recommended to the Board of Directors, and the Board of Directors has approved, that the audited consolidated financial statements be included in the Company’s Annual Report on Form 10-K for the fiscal year ended January 29, 2022 for filing with the SEC.

By the Audit Committee,

Anthony Chidoni, Chairperson Deborah Weinswig Alex Yemenidjian

DIRECTORS AND EXECUTIVE OFFICERS

The directors, director nominees and executive officers of the Company as of [                    ], 2022 are as follows:

Name	Age	Director Since	Position
Maurice Marciano(1)	73	1981	Director
Paul Marciano(1)	70	1990	Chief Creative Officer and Director
Carlos Alberini	66	2019	Chief Executive Officer and Director
Anthony Chidoni(1)	70	2002	Director
Laurie Ann Goldman(2)	59	2018	Director
Cynthia Livingston(1)	70	2019	Director
Deborah Weinswig	51	2018	Director
Alex Yemenidjian	66	2005	Chairman of the Board
Kathryn Anderson(3)	40	N/A	Chief Financial Officer
Dennis R. Secor(3)	59	N/A	Interim Chief Financial Officer Designee

(1)	Maurice Marciano, Paul Marciano, Anthony Chidoni and Cynthia Livingston have been nominated to stand for re-election at the Annual Meeting.
(2)	Ms. Goldman has elected not to stand for re-election at the Annual Meeting.
(3)

Kathryn Anderson’s resignation as Chief Financial Officer was announced on March 16, 2022, to be effective as of March 31, 2022, with Dennis Secor’s appointment as Interim Chief Financial Officer to be effective as of April 1, 2022.

Director Tenure and Diversity

Approximately 50% of our directors have served on the Board for less than five years. The average tenure of our directors is approximately 16 years (with a median tenure of approximately 11 years). The average tenure of our independent directors is approximately ten years (with a median tenure of four years).

With respect to the directors and director nominees named above, Anthony Chidoni, Laurie Ann Goldman, Cynthia Livingston, Deborah Weinswig and Alex Yemenidjian are deemed to be “independent” directors under the director independence standards of the New York Stock Change (“NYSE”).

Among our current eight directors, three are women, and one self-identifies as an individual from an underrepresented community. The Nominating and Governance Committee is engaged in the process of identifying diverse director candidates that also meet the independence requirements under SEC and applicable NYSE rules.

Maurice Marciano was one of the founders of the Company in 1981. Since that time, he has served in a number of senior executive positions with the Company, including his role as executive Chairman of the Board from 2007 until January 28, 2012. Between 1999 and 2007, he served as Co-Chairman of the Board and Co-Chief Executive Officer, together with his brother, Paul Marciano. Mr. Marciano retired as an employee and executive of the Company in January 2012. Following his retirement and until January 28, 2015, he provided consulting services to the Company under the terms of a consulting agreement originally entered into in connection with his retirement. Mr. Marciano has served as a director of the Company since 1981 (except for the period from January 1993 to May 1993) and served as non-executive Chairman of the Board from June 11, 2018 to August 14, 2020. In addition, from February 2, 2019 until February 19, 2019, Mr. Marciano served as the Company’s Interim Chief Executive Officer. His present term as a director will expire at the Annual Meeting and he has been selected as a director nominee for re-election at the Annual Meeting. As a co-founder and leader within the Company for nearly 40 years, Mr. Marciano brings a wealth of both Company-specific and industry-wide knowledge and experience to the Board. His strategic vision and global approach have been instrumental in helping the Board to effectively oversee the overall business and direction of the Company.

Paul Marciano joined the Company two months after its inception in 1981. Since that time, he has served in a number of senior executive positions with the Company, including his current role as Chief Creative Officer, a position he has held since August 2015. From August 2015 until June 2018, he also served as Executive Chairman of the Board. From 2007 until August 2015, Mr. Marciano served as Chief Executive Officer and Vice Chairman of the Board, and between 1999 and 2007, he served as Co-Chairman of the Board and Co-Chief Executive Officer. Mr. Marciano has also served as a director of the Company since 1990. His present term as a Class II director will expire at the Annual Meeting and he has been selected as a director nominee for re-election at the Annual Meeting. Like his brother, Maurice Marciano, Mr. Marciano brings to the Board a vast amount of knowledge and experience accumulated over the life of the Guess brand. Mr. Marciano’s leadership as Chief Creative Officer provides a direct and valuable link between management and the Board and his creative and strategic vision for the brand help to guide the Board’s overall approach.

Carlos Alberini has served as the Chief Executive Officer and a member of the Board of Directors of the Company since February 2019. He previously served as Chairman and Chief Executive Officer of Lucky Brand, a denim-focused apparel company, from February 2014 until February 2019. Mr. Alberini served as the Co-Chief Executive Officer of RH (formerly known as Restoration Hardware Holdings, Inc.), a luxury home-furnishings company, from June 2010 through October 2012 and from July 2013 through January 2014, and he served as the sole Chief Executive Officer of RH from October 2012 through July 2013. Mr. Alberini has served on the board of directors of RH since June 2010. Mr. Alberini previously served as the Company’s President and Chief Operating Officer from December 2000 to June 2010 (and as Interim Chief Financial Officer from May 2006 to July 2006). He also served as a member of the Board of Directors of the Company from December 2000 to September 2011. From October 1996 to December 2000, Mr. Alberini served as Senior Vice President and Chief Financial Officer of Footstar, Inc., a retailer of footwear. From May 1995 to October 1996, Mr. Alberini served as Vice President of Finance and Acting Chief Financial Officer of the Melville Corporation, a retail holding corporation. From 1987 to 1995, Mr. Alberini was with The Bon-Ton Stores, Inc., an operator of department stores, in various capacities, including Corporate Controller, Senior Vice President, Chief Financial Officer and Treasurer. Prior to that, Mr. Alberini served in various positions at PricewaterhouseCoopers LLP, an audit firm. His present term as a Class III director will expire at the 2023 Annual Meeting. Mr. Alberini’s extensive executive leadership experience, particularly in the apparel industry, and strong operational background, together with his intimate knowledge of the Company’s operations (from his current and former roles with the Company), provide the Board with valuable strategic and operational insights.

Anthony Chidoni has been the principal and owner of Lorelle Capital, a private hedge fund, since January 2004. From January 1990 to January 2004, he was the Managing Director of Private Client Business in the Los Angeles office of investment bank Credit Suisse First Boston, and its predecessor Donaldson Lufkin & Jenrette, where he had served in various positions for 21 years. Mr. Chidoni has served as a director of the Company since November 2002. His present term as a Class II director will expire at the Annual Meeting and he has been selected as a director nominee for re-election at the Annual Meeting. Mr. Chidoni’s extensive background in investment banking and more recently as the principal and owner of a private hedge fund provides the Board with a valuable Wall Street perspective, a broad and deep insight into the capital markets and direct experience performing detailed review and analysis of public company financial statements.

Cynthia Livingston has been the Co-Chairman of the Board of Directors of Bravado Design, a private company specializing in the design and sale of maternity and nursing bras, since 2016. Since September 2019, she has also served as a member of the Board of Directors of Independent Curators International (ICI), a non-profit global arts organization that focuses on the role of the curator in contemporary art. From 2006 to 2016, she served as the President and Chief Executive Officer of Sequel AG, the global watch licensee for Guess. From 1989 to 2005, she served in a number of increasingly senior roles with Callanen International, the global watch licensee for Guess during that period, ultimately serving as President and Chief Executive Officer from 1998 to 2005. Prior to that time, Ms. Livingston spent 15 years with Federated Department Stores, serving in numerous roles, including five years as Vice President, Fine and Fashion Jewelry, Watches, Accessories and Cosmetics. Ms. Livingston has served as a director of the Company since June 2019. Her present term as a Class II director will expire at the Annual Meeting and she has been selected as a director nominee for re-election at the Annual Meeting. As the former top executive for the Company’s watch licensee, Ms. Livingston is able to provide the Board with a distinctive third-party perspective concerning its licensing business and licensing partners, along with a deep knowledge of the Guess brand and the Guess customer.

Deborah Weinswig is the founder and CEO of Coresight Research, a provider of research and advisory services to brands and investors, where she has served since February 2018. From 2014 until February 2018, she served as Managing Director for Fung Global Retail and Technology (“FGRT”), the think tank for the Fung Group. Prior to leading FGRT, Ms. Weinswig served as Chief Customer Officer for Profitect Inc., a predictive analytics and big data software provider, and in a number of roles with Citigroup, Inc., most recently as Managing Director and Head of the Global Staples and Consumer Discretionary team at Citi Research. She currently serves on the board of directors for Xcel Brands, Inc., a publicly- traded consumer products company (where she also serves on its audit committee), and CHW Acquisition Corporation, a publicly- traded special purpose acquisition company that recently announced a pending merger with Wag Labs, Inc., a pet services marketplace company (where she also serves on its audit committee.) In addition, Ms. Weinswig serves on the board for Kiabi, a private French retail company specializing in ready-to-wear apparel, on the advisory board for a number of accelerators and on the board for a number of philanthropic organizations. Ms. Weinswig is a Certified Public Accountant and holds an MBA from the University of Chicago. Ms. Weinswig has served as a director of the Company since October 2018. Her present term as a Class III director will expire at the 2023 Annual Meeting. Ms. Weinswig’s experience and expertise in retail innovation, especially as it relates to data and technology, as well as her knowledge of the global retail landscape, provides the Board with valuable insights into these important and rapidly changing areas.

Alex Yemenidjian has been the Chairman of the Board and Chief Executive Officer of Oshidori International Development LTD, a Japanese company established to develop an integrated resort in Japan, since June 2020. Between January 2005 and June 2020, he served as Chairman of the Board and Chief Executive Officer of Armenco Holdings, LLC, a private investment company. He was a co-owner and served as Chairman of the Board and Chief Executive Officer of Tropicana Las Vegas Hotel & Casino, Inc., an owner and operator of casino hotels, from July 2009 to August 2015. Mr. Yemenidjian served as Chairman of the Board and Chief Executive Officer of Metro-Goldwyn-Mayer Inc., a leading entertainment company, from April 1999 to April 2005 and was a director thereof from November 1997 to April 2005. Mr. Yemenidjian also served as a director of MGM Resorts International, Inc. (“MGM”) (formerly MGM Grand, Inc. and MGM Mirage Resorts, Inc.), a global entertainment company, from 1989 to 2005 and was its President from 1995 to 1999. He also served MGM in other capacities, including as Chief Operating Officer from 1995 until 1999 and as Chief Financial Officer from 1994 to 1998. In addition, Mr. Yemenidjian served as an executive of Tracinda Corporation, the majority owner of both Metro-Goldwyn-Mayer Inc. and MGM, from 1990 to 1997 and again during 1999. Prior to 1990, Mr. Yemenidjian was the managing partner of Parks, Palmer, Turner & Yemenidjian, Certified Public

Accountants. Mr. Yemenidjian is currently a trustee of Baron Investment Funds Trust and Baron Select Funds, both mutual funds, and non-executive Chairman of Oshidori International Holdings Ltd., a financial services company. Mr. Yemenidjian has served as Lead Independent director of the Company since May 2005 and as non-executive Chairman of the Board since August 2020. His present term as a Class III director will expire at the 2023 Annual Meeting. Mr. Yemenidjian is able to provide the Board with the unique perspective of someone with significant experience as a Chief Executive Officer. In addition, his strong accounting and finance background, including experience as a Chief Financial Officer, provides the Board with valuable insight and a depth of knowledge and experience with respect to accounting and finance related matters.

Kathryn Anderson has served as the Company’s Chief Financial Officer since December 2019. Prior to joining the Company, she served as Chief Financial Officer of California Pizza Kitchen (“CPK”), a privately held casual dining restaurant chain, since November 2016. Between 2010 and 2016, Ms. Anderson served in a number of positions of increasing responsibility for CPK, including Senior Vice President of Corporate Finance and Senior Vice President of Financial Planning and Analysis. After leaving CPK in February 2016 to become the Chief Financial Officer of Sprinkles Cupcakes, a privately held cupcake bakery chain, she returned to CPK as its Chief Financial Officer in November 2016. Ms. Anderson began her career in investment banking at Citi and then Moelis & Company, a financial services company. She received her B.A. in Economics from Northwestern University and her M.B.A. from UCLA Anderson School of Management. Ms. Anderson’s resignation as Chief Financial Officer was announced on March 16, 2022, to be effective as of March 31, 2022.

Dennis R. Secor, an employee of the Company since March 15, 2022, has been appointed by the Board to serve as Interim Chief Financial Officer and Chief Accounting Officer of the Company (to succeed Ms. Anderson), effective on April 1, 2022. Mr. Secor previously served as the Senior Vice President and Chief Financial Officer of the Company from July 2006 to December 2012. Since 2021, Mr. Secor has operated his own management consulting practice in New Zealand, providing financial and operational management services to small and medium sized businesses. Before that, he served as the Chief Financial Officer of Torrid Holdings Inc., a publicly traded plus-size clothing retailer, from May 2018 to July 2019, as Chief Financial Officer of Incipio Group, a privately held consumer technology accessories designer and manufacturer, from November 2017 to January 2018, and as Executive Vice President, Chief Financial Officer and Treasurer of Fossil Group, Inc., a publicly traded global accessories retailer and wholesaler, from December 2012 to November 2017. Before his initial service with the Company, Mr. Secor served as Vice President and Chief Financial Officer of Electronic Arts Canada, a subsidiary of Electronic Arts Inc., a publicly traded video game publisher, from August 2004 to July 2006. He holds a B.S. in Business Administration, Accounting from the University of San Diego.

CORPORATE GOVERNANCE AND BOARD MATTERS

Board Independence, Structure and Committee Composition

The Board is composed of eight directors, five of whom qualify as independent directors pursuant to the rules adopted by the SEC applicable to the corporate governance standards for companies listed on the NYSE. In determining independence, the Board affirmatively determines that directors have no direct or indirect material relationship with the Company. When assessing materiality, the Board considers all relevant facts and circumstances including, without limitation, transactions between the Company and the director directly or organizations with which the director is affiliated, and the frequency and dollar amounts associated with these transactions. The Board further considers whether the transactions were at arm’s length in the ordinary course of business and whether the transactions were consummated on terms and conditions similar to those of unrelated parties. In addition, the Board uses the following categorical standards to determine director independence: (1) not being a present or former employee, or having an immediate family member as an executive officer, of the Company within the past three years; (2) not personally receiving, or having an immediate family member receive, during any twelve-month period within the last three years, more than $120,000 of direct compensation from the Company other than (a) for Board or committee service, pension or other forms of deferred compensation for prior service or (b) by an immediate family member for services as an employee of the Company (other than as an executive officer); (3) not (a) being a current partner or employee of a firm that is the Company’s internal or external auditor; (b) having an immediate family member who is a current partner of such a firm; (c) having an immediate family member who is a current employee of such a firm and personally works on the Company’s audit; or (d) being within the last three years or having an immediate family member who was within the last three years a partner or employee of such a firm and personally worked on the Company’s audit within that time; (4) not being employed, or having an immediate family member employed, within the past three years as an executive officer of another company where now or at any time during the past three years any of the Company’s present executive officers serve or served on the other company’s compensation committee; (5) not being an executive officer or employee, or having an immediate family member who is an executive officer, of a company that makes or made payments to, or receives or received payments from, the Company, for property or services in an amount which, in any of the past three fiscal years, exceeds or exceeded the greater of $1 million, or 2% of the other company’s consolidated gross revenues; (6) not being an executive officer of a charitable organization of which the Company has within the preceding three years made any contributions to that organization in any single fiscal year that exceeded the greater of $1 million, or 2% of the charitable organization’s consolidated gross revenues; (7) not accepting directly or indirectly any consulting, advisory, or other compensatory fee from the Company or any of its subsidiaries, provided that compensatory fees do not include the receipt of fixed amounts of compensation under a retirement plan (including deferred compensation) for prior service with the Company (provided that such compensation is not contingent in any way on continued service); and (8) not being an affiliated person of the Company or any of its subsidiaries.

Applying these categorical standards and considering all relevant facts and circumstances, the Board determined that the following directors and director nominees qualify as independent: Anthony Chidoni, Laurie Ann Goldman, Cynthia Livingston, Deborah Weinswig and Alex Yemenidjian (the “Independent Directors”). In addition, the Board previously determined that Thomas J. Barrack, Jr., who resigned from the Board of Directors effective August 23, 2021, and Gianluca Bolla, who elected not to stand for re-election at our 2021 annual meeting of shareholders, qualified as independent.

Each of the members of each of the committees of the Board is an Independent Director, and, in the case of members of the Audit Committee and the Compensation Committee, also meets the additional criteria for independence of (i) audit committee members set forth in Rule 10A-3(b)(1) under the Exchange Act and (ii) compensation committee members set forth in the NYSE listing rules in accordance with Rule 10C-1 under the Exchange Act. In addition, our Board has determined that each of the members of the Audit Committee is financially literate and that Anthony Chidoni meets the definition of an audit committee financial expert, as set forth in Item 407(d)(5)(ii) of Regulation S-K. A brief description of Mr. Chidoni’s background and experience can be found under “Directors and Executive Officers” above.

Our Board had the following three standing committees in fiscal 2022: (1) Audit Committee, (2) Compensation Committee and (3) Nominating and Governance Committee. The current membership as of the date of this Proxy Statement and the function of each of the committees are described below. Each of the committees operates under a written charter adopted by the Board. All of the committee charters are available on the Company’s website at http://investors.guess.com.

The Board of Directors held ten meetings during fiscal 2022. Each director attended at least 75% of the aggregate of the total Board meetings and total committee meetings on which such director served during fiscal 2022, except Mr. Maurice Marciano, who was undergoing rehabilitation and physical therapy as a result of serious injuries he suffered from a cycling accident during fiscal 2022. As Mr. Maurice Marciano’s condition has continued to improve, he has attended multiple recent Board meetings and it is anticipated that he will attend all regularly scheduled Board meetings during fiscal 2023. Directors are encouraged to attend annual meetings of the Company’s shareholders. All of our then-current directors attended the last annual meeting of shareholders, with the exception of Mr. Maurice Marciano in light of the cycling accident.

Name of Director	Audit Committee	Compensation Committee	Nominating and Governance Committee
Independent Directors:
Thomas J. Barrack, Jr.(1)		X
Gianluca Bolla(2)	X		X
Anthony Chidoni	*X	X
Laurie Ann Goldman			*X
Cynthia Livingston		X	X
Deborah Weinswig	X		X
Alex Yemenidjian	X	*X
Other Directors:
Maurice Marciano
Paul Marciano
Carlos Alberini
Number of Meetings in Fiscal 2022	8	6	5

X = Committee member; * = Chair

(1)	Mr. Barrack served on the Compensation Committee until August 23, 2021.
(2)	Mr. Bolla served on the Audit Committee and Nominating and Governance Committee until June 24, 2021.

Audit Committee

The Audit Committee assists the Board in fulfilling its responsibilities for general oversight of the integrity of the Company’s consolidated financial statements, the Company’s compliance with legal and regulatory requirements, the independent auditor’s qualifications and independence, the performance of the Company’s internal audit function and independent auditor, and risk assessment and risk management. Among other things, the Audit Committee prepares the Audit Committee report for inclusion in the annual proxy statement; annually reviews the Audit Committee Charter and the Audit Committee’s performance; appoints, evaluates and determines the compensation of our independent auditor; reviews and approves the scope of the annual audit, the audit fees and the consolidated financial statements; reviews our disclosure controls and procedures, internal controls, internal audit function, and corporate policies with respect to financial information and earnings guidance; oversees investigations into complaints concerning financial matters; and reviews other risks that may have a significant impact on the Company’s consolidated financial statements. The Audit Committee has the authority to obtain advice and assistance from, and receive appropriate funding from the Company for, outside legal, accounting and other advisors as the Audit Committee deems necessary to carry out its duties.

The report of the Audit Committee is included in this Proxy Statement. A current copy of the Audit Committee Charter is available on the Company’s website at http://investors.guess.com.

Compensation Committee

The Compensation Committee is responsible for establishing and governing the compensation and benefit practices of the Company. The Compensation Committee reviews and approves the general compensation policies of the Company, oversees the administration of all of the Company’s compensation and benefit plans and reviews and approves compensation of the executive officers of the Company. A current copy of the Compensation Committee Charter is available on the Company’s website at http://investors.guess.com. For more information, see “Executive and Director Compensation” below.

Nominating and Governance Committee

The Nominating and Governance Committee assists the Board in identifying individuals qualified to become directors; recommends to the Board the director nominees for the next annual meeting of shareholders, consistent with criteria approved by the Board, and selects, or recommends that the Board select, the director nominees for each annual meeting of shareholders; develops and recommends to the Board a set of Governance Guidelines applicable to the Company; oversees the evaluation of the Company’s management and the Board and its committees (including individual director self-evaluations); and recommends to the Board director assignments and chair appointments for each Board committee, other than the Nominating and Governance Committee. Other specific duties and responsibilities of the Nominating and Governance Committee include: developing membership qualifications and criteria for Board committees; defining specific criteria for director independence; monitoring compliance with Board and Board committee membership criteria; annually reviewing and recommending directors for continued service; coordinating and assisting management and the Board in recruiting new members to the Board; annually, and together with the Chairperson of the Compensation Committee, evaluating the performance of the Chief Executive Officer and presenting the results of such evaluation to the Board and to the Chief Executive Officer; reviewing governance-related shareholder proposals and recommending Board responses; overseeing the evaluation of the Board and management; and conducting a preliminary review of director independence and the financial literacy and expertise of Audit Committee members. A current copy of the Nominating and Governance Committee Charter is available on the Company’s website at http://investors.guess.com.

Consideration of Director Nominees

Shareholder Recommendations

The policy of the Nominating and Governance Committee is to consider properly submitted shareholder recommendations of candidates for membership on the Board as described below under “Identifying and Evaluating Nominees for Directors.” The Nominating and Governance Committee will evaluate a prospective nominee suggested by any shareholder in the same manner and against the same criteria as any other prospective nominee identified by the Nominating and Governance Committee from any other source. In evaluating such recommendations of director nominees, the Nominating and Governance Committee seeks to achieve a balance of knowledge, experience and capability on the Board and to address the membership criteria set forth under “Director Qualifications” below.

Any shareholder recommendations proposed for consideration by the Nominating and Governance Committee should include the following information and documentation:

•	the shareholder’s name, address and phone number and a statement of the number of shares of our Common Stock beneficially owned by the shareholder during the year preceding the date of nomination;

•

the director candidate’s name, age, business address, residence address, phone number, principal occupation and a statement of the number of shares of our Common Stock beneficially owned by the director candidate during the year preceding the date of recommendation;

•	a statement of the director candidate’s qualifications for Board membership;

•

a description of all arrangements or understandings between the shareholder and each proposed director candidate and any other person or persons (including their names) pursuant to which the recommendation(s) are to be made by such shareholder; and

•	a written consent by the director candidate to being named as a nominee and to serve as a director if elected.

Any shareholder recommendations for candidates for membership on the Board should be addressed to:

Guess?, Inc.

Attn: Chair of the Nominating and Governance Committee

c/o Corporate Secretary

1444 South Alameda Street

Los Angeles, California 90021

Director Qualifications

The Nominating and Governance Committee has established the following minimum criteria for evaluating prospective Board candidates:

•	reputation for integrity, strong moral character and adherence to high ethical standards;

•	holds or has held a generally recognized position of leadership in community and/or chosen field of endeavor, and has demonstrated high levels of accomplishment;

•	demonstrates business acumen and experience, and ability to exercise sound business judgments in matters that relate to the current and long-term objectives of the Company;

•	ability to read and understand basic financial statements and other financial information pertaining to the Company;

•	commitment to understand the Company and its business, industry and strategic objectives;

•

commitment and ability to regularly attend and participate in meetings of the Board of Directors, Board Committees and shareholders, and to generally fulfill all responsibilities as a director of the Company;

•	willingness to represent and act in the interests of all shareholders of the Company rather than the interests of a particular group;

•	good health and ability to serve for at least five years; and

•

for prospective non-employee directors, independence under SEC and applicable NYSE rules, and the absence of any conflict of interest (whether due to a business or personal relationship) or legal impediment to, or restriction on, the nominee serving as a director.

The Nominating and Governance Committee will also consider the following factors in connection with its evaluation of each prospective nominee:

•	whether the nominee possesses the requisite education, training and experience to qualify as “financially literate” or as an audit committee “financial expert” under applicable SEC and NYSE rules;

•

for incumbent directors standing for re-election, the Nominating and Governance Committee will assess the incumbent director’s performance during his or her term, including the number of meetings attended, level of participation, and overall contribution to the Company; and

•	whether the prospective nominee will foster a diversity of backgrounds and experiences, and will add to or complement the Board’s existing strengths.

The Nominating and Governance Committee is engaged in the process of identifying diverse director candidates that also meet the independence requirements under SEC and applicable NYSE rules. Among our current eight directors, three are women, and one self-identifies as an individual from an underrepresented community.

While the Nominating and Governance Committee considers all of these factors, including whether the nominee will foster a diversity of backgrounds and experiences, as part of its evaluation of nominees, no single factor is necessarily determinative in the evaluation process. Instead, all of these factors, and any others deemed relevant by the Nominating and Governance Committee, are considered as a whole in assessing each prospective nominee.

Identifying and Evaluating Nominees for Directors

The Nominating and Governance Committee utilizes a variety of methods for identifying and evaluating nominees for director. The Nominating and Governance Committee evaluates the current members of the Board whose terms are expiring and who are willing to serve an additional term utilizing the criteria described above to determine whether to recommend such directors for re-election. Maurice Marciano, Anthony Chidoni, Cynthia Livingston and Paul Marciano are current members of the Board who are standing for re-election at the Annual Meeting.

The Nominating and Governance Committee also regularly assesses whether any vacancies on the Board are expected due to retirement or otherwise or whether it would be advisable to increase the overall size of the Board through the addition of a new director. In the event that vacancies are anticipated, or otherwise arise, or the size of the Board may be increased, the Nominating and Governance Committee considers various potential candidates for director. Candidates may come to the attention of the Nominating and Governance Committee through current Board members, professional search firms hired to identify potential nominees, shareholders, members of management or other persons. These candidates are evaluated at regular or special meetings of the Nominating and Governance Committee, and may be considered at any point during the year.

As described above, the Nominating and Governance Committee considers properly submitted shareholder recommendations of director candidates for membership on the Board. Following verification of the shareholder status of persons proposing candidates, recommendations are aggregated and considered by the Nominating and Governance Committee at a regularly scheduled meeting, which is generally the first or second meeting prior to the issuance of the proxy statement for the Company’s annual meeting. If any materials are provided by a shareholder in connection with the recommendation of a director candidate, such materials are forwarded to the Nominating and Governance Committee. The Nominating and Governance Committee also reviews materials provided by professional search firms or other parties in connection with a nominee who is not proposed by a shareholder. In evaluating such nominations, the Nominating and Governance Committee seeks to achieve a balance of knowledge, experience and capability on the Board.

Director Resignation Policy

The Board has adopted a Director Resignation Policy, providing that any nominee for director in a non-contested election of directors who receives a greater number of votes “withheld” from his or her election than votes “for” such election shall submit to the Board a letter of resignation for consideration by the Nominating and Governance Committee. The Nominating and Governance Committee (excluding the nominee in question if a member thereof) shall evaluate such offer of resignation in light of the best interests of the Company and its shareholders and shall recommend to the Board the action to be taken with respect thereto. The Board shall then act promptly with respect to the letter of resignation and the Company shall publicly disclose the decision of the Board.

Board Leadership Structure

The Company’s Governance Guidelines provide that the Board should be free to determine, in any manner that it deems best for the Company from time to time, whether the roles of Chairman of the Board and Chief Executive Officer (“CEO”) should be separate. Since 2007, the roles of Chairman of the Board and Chief Executive Officer have been separate, except for a brief period between February 2, 2019 and February 19, 2019 when Mr. Maurice Marciano served as both non-executive Chairman of the Board and Interim Chief Executive Officer (pending the effective start date for Carlos Alberini as the Company’s new Chief Executive Officer). Currently, Mr. Yemenidjian serves as the Company’s non-executive Chairman of the Board and Mr. Alberini serves as the Company’s Chief Executive Officer. The Board believes that this is currently the most effective leadership structure for the Company, striking an appropriate balance between strong and consistent leadership and independent and effective oversight of the Company’s business and affairs.

Having Mr. Yemenidjian, an Independent Director, serve as Chairman of the Board helps to promote the independent and effective oversight of the Board and management and to facilitate free and open discussion and communication among the Independent Directors. The Chairman of the Board presides at all executive sessions of the Board at which only Independent Directors are present. These executive sessions are held to discuss various issues and matters of concern to the Board, including the effectiveness of management, the Company’s performance and the Company’s strategic plans. The executive sessions are generally held in conjunction with regularly scheduled quarterly meetings of the Board, but may be called at any time by our Chairman of the Board or any of our other Independent Directors. Our Chairman of the Board typically sets the agenda for these executive sessions with input from the other Independent Directors and discusses issues that arise from those sessions with our Chief Executive Officer or other members of management, as appropriate.

The Company also has strong corporate governance structures and processes that are intended to ensure that its Independent Directors will continue to effectively oversee key issues such as strategy, risk and integrity. Each of the committees of the Board is composed solely of Independent Directors. Consequently, Independent Directors oversee such critical matters as the integrity of the Company’s financial statements, the compensation of senior executives, liquidity and capital resource allocation, the selection and evaluation of directors, and the development and implementation of corporate governance programs. Board committees hold independent sessions among their members, without management present, to discuss issues and matters of concern to the committees.

Our Commitment to Sustainability

At Guess, our commitment to sustainability is based on three key principles. First, we believe in operating with integrity; second, we are committed to empowering our people; and third, we are passionate about protecting our planet. Below are some highlights as to what we are focused on and what we have achieved in honoring these principles:

Operating with Integrity

•

With environmental, social and governance (“ESG”) data becoming increasingly important to our investors, we are taking additional steps to assure the quality, comparability and reliability of our sustainability report data. With the publication of the Company’s fiscal 2020-2021 Sustainability Report, the Company became one of the first companies to have its ESG report successfully undergo a reasonable assurance level examination. The Company worked with a major external assurance provider and developed the GUESS Sustainability Assurance Framework, an internal set of controls developed to test and validate over one hundred ESG metrics.

Empowering People

•	Diversity and Inclusion: With a brand presence in approximately 100 countries, we value diverse backgrounds, cultures and perspectives and the creativity they bring to our business.

•

In fiscal 2019, Guess established a Council for Diversity and Inclusion, starting in the U.S., to oversee the implementation of diversity and inclusion practices throughout the Company. We are working to establish the Guess Europe Diversity & Inclusion Council and we will work to integrate both groups throughout our business to enhance our focus on diversity and inclusion at the highest levels, including through presentations to the Board of Directors.

•

In the summer of 2021, we began to disclose gender, ethnicity and age data for all associates, managers and the Board of Directors, as well as for the first time, wages by gender. In fiscal 2021, 29% of our executive management team identified as women, and 33% of our Board of Directors identified as women (and as of March 23, 2022, 37.5%). In addition, more than 50% of the organization at the corporate, retail and manager levels identified as women in fiscal 2021. Further, in fiscal 2021, retail and corporate employees at the management level self-identified as: 36% White, 35% Hispanic or Latinx, 13% Asian, 8% Black or African American and 8% Other. In fiscal 2022 the Company’s U.S. corporate office achieved gender pay parity. We are in the process of expanding this metric and testing to other regions of our business.

•

We have also begun to detail our efforts related to diversity and inclusion education, training and recruitment partnerships. For example, several members of the Council for Diversity and Inclusion have completed a virtual diversity and inclusion training program with Cornell University, and we have added diversity training to part of our annual curriculum for associates.

•

Starting with fiscal 2022, we have added Diversity and Inclusion to our annual performance review program in an effort to emphasize the importance and integration of Diversity and Inclusion into everyday operations and culture at Guess.

•

Attracting and Developing Top Talent: We want our associates to feel empowered to take ownership of their work, pursue new ideas, and develop successful careers within the Guess community. To attract and retain talented individuals, we have developed an attractive benefits program, as well as initiatives that support early career development and associate recognition.

•

The District Training Manager Program recognizes store managers with a passion for training and the ability to deliver exceptional results in-store. These managers receive continuous development in leadership to support their role of onboarding and training new managers in their districts.

•

The Future Leaders Program aims to develop high-potential sales associates in the U.S. for succession into management. The program draws from the existing strengths among the store team to encourage internal promotions, and ultimately improve the customer retail experience. In fiscal year 2021, 33% of those who participated in the Future Leader Program were promoted internally after participating in the program.

•

During fiscal 2021, we partnered with Gyrl Wonder, an organization that fosters a professional pipeline for the next generation of Black female leaders, to allow promising students the chance to explore career opportunities at Guess U.S. We are also expanding our collaborations with historically Black colleges and universities to bolster outreach to Black students and encourage participation in programs such as the summer internship program.

•	Our career development plans provide retail associates in the U.S. and Canada with step-by-step guidance, checklists and learning resources that help promote career advancement.

Protecting the Environment

•

Ensuring Product Responsibility: Increasing the environmental sustainability of our products is a key priority for Guess. We are focused on considering the environment at every stage of the product lifecycle—from design and materials selection to end-of-life. We are nearing our publicly stated goal of procuring 20% of our global materials portfolio from environmentally preferred material sources. Additionally, through RESOURCED, our signature take-back program, in fiscal 2021 we diverted 27,670 kilograms of customers’ unwanted clothing and shoes from landfills to be efficiently sorted, reused and recycled.

•

Being Good Water Stewards: We address our water impact by using water-efficient technology, reducing chemical use, communicating with customers and collaborating with business partners and our communities. For example, in fiscal 2018, we launched the Guess Water Action Plan to address each phase of the denim lifecycle to prioritize water savings and water quality as well as water education and community engagement. We then helped implement this policy through the rapid expansion of our GUESS ECO denim collection, which contains at least 20% certified sustainable materials and results in 30% average water savings per denim garment in the eco collection.

•

Reducing Greenhouse Gas Emissions: The impacts of climate change are starting to be experienced globally. We assess our climate-related risks on an annual basis and are committed to measuring our carbon footprint, setting reduction targets, and reporting progress against those targets. We have our science based targets approved by the Science Based Targets initiative, and are working on a roadmap to achieve these ambitious goals.

Board Oversight Over Environmental, Sustainability, and Corporate Social Responsibility

The Nominating and Governance Committee oversees and advises the Board with respect to the Company’s global sustainability planning and biennial Corporate Sustainability Report. In addition, our Sustainability and Corporate Social Responsibility Team works to ensure that environmental and social responsibility is embedded into decision-making processes across the Company. This global team is made up of directors and senior managers in the U.S., Europe and Asia reporting to our Vice President, Internal Audit and Corporate Social Responsibility, who administratively reports to our Chief Executive Officer and directly reports to the Audit Committee. Further, our Sustainability Steering Committee, which is led by our Chief Executive Officer, reviews our sustainability plan, identifies priority risks and opportunities, and monitors progress against our commitments and goals.

More details on our sustainability efforts are available on our website and in our Sustainability Report posted on our website at https://sustainability.guess.com. The information contained on, or that may be accessed through, the Company’s websites is not incorporated by reference into, and is not a part of, this Proxy Statement.

Risk Oversight

The Board executes its risk oversight responsibility for risk management directly and through its committees. Although management is responsible for the day-to-day management of risk, throughout the year the Board regularly discusses and assesses significant risks and mitigation strategies with management. The Board and its appropriate committees consider risks associated with our business plans, operational efficiencies, strategic objectives, investment opportunities, financial reporting, capital structure, cybersecurity, information system infrastructure and controls and others. For instance, the Audit Committee, which is generally responsible for oversight of financial reporting risks, reviews an annual risk assessment prepared by the internal audit department, which identifies strategic, operational and internal control risks, and informs the internal audit plan for the next fiscal year. The Nominating and Governance Committee, on the other hand, oversees and advises the Board with respect to the Company’s positions and practices regarding significant ESG risks, including oversight for the Company’s global sustainability planning and biennial Corporate Sustainability Report.

In addition, the Compensation Committee and management consider, in establishing and reviewing our compensation arrangements for executives and other employees, whether these arrangements encourage unnecessary or excessive risk taking and we believe that they do not. In particular, our executive compensation program reflects a balanced approach using a mix of different compensation elements without putting an undue emphasis on a single element or applicable performance measure. Base salaries are set at levels that are intended to avoid excessive fixed costs while simultaneously providing sufficient guaranteed annual income to mitigate incentives for executives to pursue overly risky business strategies in order to maximize short-term variable compensation. While annual bonus opportunities for our named executive officers generally include a pre-established, objective measure of performance for the applicable year, the Compensation Committee retains the ability to adjust the incentives based on its assessment of such other factors as it deems appropriate, and in all cases subject to an applicable maximum level. The Compensation Committee also has discretion to set the appropriate equity award grant levels each year (within any applicable maximum). The Compensation Committee’s ability to exercise discretion in making these determinations helps ensure that there is a clear linkage between pay and performance over both the short- and long-term, and that performance is evaluated based on both the absolute results and the manner in which the results were achieved.

Because equity awards make up a substantial portion of each of our executive’s total compensation opportunity, there is a strong alignment between executives’ interests and those of our shareholders. We believe that these awards do not encourage unnecessary or excessive risk taking because the ultimate value of the awards is tied to our stock price, because grants are subject to long-term vesting schedules to help ensure that executives always have significant value tied to long-term stock price performance, and because we utilize multiple performance measures for our equity awards subject to performance-based vesting requirements. For example, equity awards granted to Mr. Alberini and Ms. Anderson in fiscal 2022 included performance-based restricted stock units with vesting based on a three-year relative total shareholder return (“TSR”) measure. In addition, Mr. Alberini received a stock price target award in fiscal 2022 made up of performance-based restricted stock units with vesting based on the achievement of stock price levels set at significant premiums over the stock price on the date of grant of the award. Additionally, Mr. Paul Marciano received a restricted stock unit award in fiscal 2022 that will not become eligible to vest unless the Company achieves certain performance thresholds tied to the Company’s licensing segment earnings from operations and the Company’s earnings from operations.

Potential risks are also mitigated by the significant amounts of our Common Stock that are owned or beneficially owned by Messrs. Maurice and Paul Marciano and, as outlined in the “Compensation Discussion and Analysis” section below, our stock ownership guidelines and compensation “clawback policy” applicable to certain senior executives.

Information Security Risk Oversight

The Company’s information security program is led by our global Chief Information Security Officer (“CISO”). Some of our current key information security initiatives include: (i) annual cybersecurity risk assessments based on the Magerit methodology to assist in identifying and controlling information systems risks; (ii) quarterly scans to maintain PCI compliance, with an active initiative towards a continuous scanning process; and (iii) bi-annual information security assessments (performed by a third-party firm by reviewers that are qualified as Certified Information Systems Security Professionals (CISSP)), focusing primarily on information systems that support consumer data. In addition, our employees are trained annually, including through the delivery of cybersecurity awareness courses imitating phishing attacks and other threat actor methods. Our global CISO oversees day-to-day management of data security, working closely with our U.S. and European-based legal departments and our Chief Technology Officer. The Company also maintains information security risk insurance to provide additional protection against an increasingly aggressive cyber-environment. The Board of Directors retains oversight over information security matters, including active engagement with senior management on this topic during fiscal 2022.

Communications with the Board

You may communicate with the Board by submitting an e-mail to the Company’s Board at bod@guess.com. All directors have access to this e-mail address. Communications from shareholders or any other interested parties that are intended specifically for non-management directors should be sent to the e-mail address above to the attention of the Chairman of the Board.

Governance Guidelines and Committee Charters

The Company’s Governance Guidelines, which satisfy the NYSE’s listing standards for “corporate governance guidelines,” as well as the charters for each of the committees of the Board, are available at http://investors.guess.com. Any person may request a copy of the Company’s Governance Guidelines or the charter of any of the committees of the Board, at no cost, by writing to us at the following address: Guess?, Inc., Attn: General Counsel, 1444 South Alameda Street, Los Angeles, California 90021.

Code of Ethics

The policies comprising our code of ethics are set forth in the Company’s Code of Ethics (the “Code of Ethics”). These policies satisfy the NYSE’s and the SEC’s requirements for a “code of ethics,” and apply to all directors, officers (including our principal executive officer, principal financial officer, principal accounting officer and controller) and employees. The Code of Ethics is published on our website at http://investors.guess.com. Any person may request a copy of the Code of Ethics, at no cost, by writing to us at the following address: Guess?, Inc., Attn: General Counsel, 1444 South Alameda Street, Los Angeles, California 90021. To the extent required by rules adopted by the SEC and the NYSE, we intend to promptly disclose future amendments to certain provisions of the Code of Ethics, or waivers of such provisions granted to executive officers and directors, on our investor website.

Anti-Hedging Policy

The Company does not have a separate written policy prohibiting hedging transactions. Instead, the Company has a practice of reviewing and restricting, as appropriate, hedging transactions as part of its overall program for reviewing employee and director trading in Company securities. That program is governed by the Company’s written Securities Trading Policy and Restrictions, which generally prohibits insiders with material non-public information from engaging in transactions in Company stock, including purchases, sales or any other change in ownership, including gifts, loans, pledges or hedges, or other transfers.

Indemnification of Directors

The General Corporation Law of the State of Delaware provides that a company may indemnify its directors and officers as to certain liabilities. The Company’s Restated Certificate of Incorporation and Bylaws provide for the indemnification of its directors and officers to the fullest extent permitted by law, and the Company has entered into separate indemnification agreements with certain directors and officers to effectuate these provisions and has purchased directors’ and officers’ liability insurance. The effect of such provisions is to indemnify, to the fullest extent permitted by law, the directors and officers of the Company against all costs, expenses and liabilities incurred by them in connection with any action, suit or proceeding in which they are involved by reason of their affiliation with the Company.

EXECUTIVE AND DIRECTOR COMPENSATION

The Compensation Committee of the Board of Directors is responsible for establishing and governing the executive compensation and benefit practices of the Company. The Compensation Committee reviews and approves the general executive compensation policies of the Company, administers certain of the Company’s compensation plans, and reviews and approves compensation of the executive officers of the Company. The Compensation Committee Charter requires that the Compensation Committee consist of no fewer than two Board members who satisfy the independence requirements of the NYSE, including such additional requirements specific to membership on the Compensation Committee. During fiscal 2022, the Compensation Committee consisted of three Board members each of whom the Board affirmatively determined satisfied these independence requirements. The Compensation Committee may form and delegate authority to subcommittees when appropriate, although the Compensation Committee did not delegate its authority to any subcommittee in fiscal 2022.

The Compensation Committee Charter sets forth the purpose of and other matters pertaining to the Compensation Committee. The Compensation Committee Charter is available on the Company’s website at http://investors.guess.com. Pursuant to its Charter, the Compensation Committee’s responsibilities and authorities include the following:

•	review and approve the corporate goals and objectives relevant to the compensation of the Chief Executive Officer and other officers of the Company;

•	evaluate the Chief Executive Officer’s performance in light of such goals and objectives;

•	set officers’ compensation levels, including base salary, annual incentive opportunities, long-term incentive opportunities and benefits;

•	review and approve employment, consulting, severance or retirement arrangements and/or change in control agreements or provisions covering any current or former officers of the Company;

•	review and recommend to the Board appropriate director compensation programs for non-employee directors;

•	review its own performance and assess the adequacy of its Charter;

•	approve stock option grants and other equity-based or incentive awards;

•

the authority to retain and terminate any compensation consultant or other advisor used to assist in the evaluation of officer or director compensation, including to approve the advisor’s fees and other retention terms; and

•

produce a report of the Compensation Committee and review and recommend to management the inclusion of the Compensation Discussion and Analysis section to be included in the Company’s annual proxy statement.

The Company’s executive compensation programs are determined and approved by the Compensation Committee. Messrs. Paul Marciano and Alberini make recommendations to the Compensation Committee regarding the salary, cash incentive awards, equity-based awards and long-term compensation levels for less senior executives, including the other Named Executive Officer. Messrs. Paul Marciano and Alberini do not participate in Compensation Committee deliberations regarding their own compensation. At the direction of the Compensation Committee, other members of management furnish financial, performance and other information relevant to setting performance goals and certifying results. The Compensation Committee is, however, solely responsible for making the final decisions on compensation for all Named Executive Officers. Other members of management, including any other Named Executive Officers, do not currently have any role in determining or recommending the form or amount of compensation paid to our Named Executive Officers.

While the Compensation Committee reviews and makes recommendations regarding compensation paid to the non-employee directors, the compensation for these directors is ultimately determined by the Board. Equity awards to all employees, including all officers subject to Section 16 of the Exchange Act, are made by the Compensation Committee. During fiscal 2022, the Compensation Committee met six times and took action by written consent four times.

As indicated above, pursuant to its Charter, the Compensation Committee is authorized to retain and terminate any compensation consultant engaged to assist in the evaluation of the compensation of our officers (including all of the Named Executive Officers). The Compensation Committee has engaged Frederic W. Cook & Co., Inc. (“FW Cook”) as its compensation consultant. As described below under “Compensation Discussion and Analysis—The Role of the Independent Compensation Consultant,” the Compensation Committee has determined that FW Cook is independent and that its services do not raise any conflict of interest with the Company or any of its executive officers or directors.

Non-Employee Director Compensation—Fiscal 2022

Compensation for individuals who were members of our Board of Directors at any time during fiscal 2022 and who were not also our employees (referred to herein as “Non-Employee Directors”) generally consisted of annual retainers, fees for attending meetings and equity awards. The compensation paid to Messrs. Paul Marciano and Alberini, directors who also served as executive officers of the Company during fiscal 2022, is presented below in the “Summary Compensation Table” and the related explanatory tables. While employed by the Company, Messrs. Paul Marciano and Alberini are not entitled to receive additional compensation for their services as directors. The following table presents information regarding the compensation paid to our Non-Employee Directors with respect to fiscal 2022.

Name	Fees Earned or Paid in Cash($)	Stock Awards ($)(1)	All Other Compensation($)	Total($)
(a)	(b)	(c)	(d)	(e)
Maurice Marciano	36,500	179,918	—	216,418
Thomas J. Barrack, Jr.(2)	7,269	179,928	—	187,197
Gianluca Bolla(3)	26,500	179,997	—	206,497
Anthony Chidoni	91,000	179,918	—	270,918
Laurie Ann Goldman	68,500	179,918	—	248,418
Cynthia Livingston	66,500	179,918	—	246,418
Deborah Weinswig	63,500	179,918	—	243,418
Alex Yemenidjian	119,250	274,857	—	394,107

(1)

The amounts reported in Column (c) reflect the aggregate grant date fair value of stock awards granted in fiscal 2022, computed in accordance with FASB ASC Topic 718 (disregarding any estimate of forfeitures related to service-based vesting conditions). For a discussion of the assumptions and methodologies used to calculate the amounts reported, please see the discussion of equity awards contained in Note 20 (Share-Based Compensation) to the Company’s Consolidated Financial Statements, included as part of the Company’s Fiscal 2022 Annual Report on Form 10-K.

On February 1, 2021, the Company granted each of our Non-Employee Directors then serving on the Board, other than Mr. Bolla, an award of 7,905 shares of restricted stock. Mr. Bolla (who is a non-U.S. resident) was granted an annual award of 7,905 restricted stock units. Each of the restricted stock awards (except for the award granted to Mr. Bolla) had a grant date fair value equal to $179,918. The restricted stock unit award granted to Mr. Bolla had a grant date fair value equal to $179,997. On June 24, 2021, in connection with his election to the Board at our annual meeting, the Company granted Mr. Barrack an award of 6,664 shares of restricted stock (which had a grant date fair value equal to $179,928). On September 17, 2021, in connection with the amendment of the Director Plan as described below, Mr. Yemenidjian received a grant of 4,365 shares of restricted stock as Chairman of the Board (which had a grant date fair value equal to $94,939). See the preceding paragraph regarding the grant date fair value of these awards.

The following table presents the number of shares of our Common Stock subject to outstanding and unexercised option awards and the number of shares of our Common Stock subject to unvested stock awards held by each of our Non-Employee Directors as of January 29, 2022.

Director	Number of Shares Subject to Outstanding and Unexercised Option Awards	Number of Shares Subject to Outstanding and Unvested Stock Awards
Maurice Marciano	—	7,905
Thomas J. Barrack, Jr.	—	—
Gianluca Bolla	—	—
Anthony Chidoni	—	7,905
Laurie Ann Goldman	—	7,905
Cynthia Livingston	—	7,905
Deborah Weinswig	—	7,905
Alex Yemenidjian	—	12,270

(2)	Mr. Barrack was elected to our Board of Directors on June 24, 2021 at our annual meeting of shareholders. He resigned as a member of our Board of Directors on August 23, 2021.

(3)	Mr. Bolla decided not to stand for re-election as a member of our Board of Directors when his term expired on June 24, 2021, the date of our annual meeting of shareholders.

Annual Retainer and Meeting Fees

The following schedule of annual retainers and meeting fees was used to determine the cash compensation paid to each of our Non-Employee Directors for their service during fiscal 2022.

Type of Fee	Dollar Amount($)
Annual Board Retainer	35,000
Additional Annual Retainer to Independent Chairman/Lead Independent Director		(1)
Additional Annual Retainer to Chair of Audit Committee	20,000
Additional Annual Retainer to Chair of Compensation Committee	17,500
Additional Annual Retainer to Chair of Nominating and Governance Committee	12,500
Additional Attendance Fee per Standing Committee Meeting Attended	1,500
Additional Attendance Fee per Board Meeting Attended	1,500

(1)

Effective for the third fiscal quarter of fiscal 2022, the additional annual retainer for a Non-Employee Director serving as Chairman of the Board was increased from $25,000 to $36,500. If no Non-Employee Director is serving as Chairman of the Board, the Non-Employee Director serving as lead independent director will receive an additional annual retainer of $25,000.

All Non-Employee Directors are eligible to defer up to 100% of their annual retainer and meeting fees under the Company’s Non-Qualified Deferred Compensation Plan, as more fully described below under “Compensation Discussion and Analysis—Non-Qualified Deferred Compensation Plan.” All Non-Employee Directors are also reimbursed for out-of-pocket expenses they incur in serving as directors.

Pursuant to the terms of the amended and restated Guess?, Inc. Non-Employee Directors’ Compensation Plan, as amended (the “Director Plan”), the maximum cash compensation that may be paid to a Non-Employee Director in any one fiscal year is $125,000 and the maximum restricted stock/stock unit award that may be granted to a Non-Employee Director in any one fiscal year is $275,000. To the extent that a Non-Employee Director is entitled to retainer and meeting fees based on the fee schedule set forth above in excess of $125,000 in any one fiscal year, the excess amount will not be paid but will be added to the annual restricted stock or restricted stock unit award granted to the director in the following year (subject to the $275,000 limit on annual restricted stock awards).

As described in Proposal No. 4 of this Proxy Statement, if shareholders approve the proposed amendment and restatement of the Company’s 2004 Equity Incentive Plan described in that Proposal, the Director Plan will terminate and equity award grants to Non-Employee Directors will thereafter be made under the 2004 Equity Incentive Plan. The proposed amendments to the 2004 Equity Incentive Plan include limits on the cash and equity compensation that may be granted to Non-Employee Directors each year as described in Proposal No. 4.

Equity Awards

Under the terms of the Director Plan in effect at the beginning of Fiscal 2022, each Non-Employee Director who had not been an employee of the Company at any time during the immediately preceding 12 months was entitled to receive an award of a number of shares of restricted stock (or restricted stock units for non-U.S. residents) equal in value to $180,000 on the first business day of each fiscal year. In the case of restricted stock, the award recipient is required to pay a purchase price of $0.01 per share. The number of shares of restricted stock or restricted stock units awarded is determined by dividing the applicable dollar amount by the closing price of a share of Common Stock on the NYSE on the date of grant and rounding down to the nearest whole share. Accordingly, on February 1, 2021, each Non-Employee Director then serving on our Board of Directors was granted a restricted stock or restricted stock unit award with respect to 7,905 shares as noted above.

In September 2021, the Board of Directors determined that, beginning with our 2022 annual meeting, the annual equity award grants to our Non-Employee Directors would be made at the annual meeting each year rather than at the beginning of our fiscal year and that the dollar value of each annual equity award would be approved each year by the Board of Directors (or $180,000 if the Board of Directors did not approve a different amount). In connection with this change in the annual grant date, the Director Plan was amended to provide for each Non-Employee Director then serving on the Board of Directors to receive a one-time award of a number of shares of restricted stock (or restricted stock units for non-U.S. residents) equal in value to $68,548 on January 31, 2022, representing a pro-rated annual equity award to cover the period of time from the beginning of fiscal 2022 through the estimated (at that time) date of our 2022 annual meeting. Each such award is scheduled to vest, subject to continued service, in one installment immediately prior to our 2022 annual meeting.

The Board of Directors also approved amendments to the Director Plan in September 2021 to provide that (i) a Non-Employee Director serving as Chairman of the Board on the date of such amendment would be granted a restricted stock or restricted stock unit award equal in value to $95,000 (such award being scheduled to vest, subject to continued service, in one installment immediately prior to our 2022 annual meeting) and (ii) a Non-Employee Director serving as Chairman of the Board at the time of each annual meeting thereafter, beginning with the 2022 annual meeting, would be granted a restricted stock or restricted stock unit award with a value to be approved each year by the Board of Directors (or $95,000 if the Board of Directors did not approve a different amount), such award being subject to the same vesting requirements as annual equity awards granted at the time of that annual meeting as described below. Accordingly, on September 17, 2021, Mr. Yemenidjian was granted a restricted stock award with respect to 4,365 shares as noted above.

Subject to continued service, each annual restricted stock or restricted stock unit award granted to a Non-Employee Director becomes vested and non-forfeitable as to 100% of the shares or units subject to such award on the first to occur of (i) the first-year anniversary of the date of grant or (ii) a termination of service if the Non-Employee Director has completed a full term of service and he or she does not stand for re-election at the completion of such term. Non-Employee Directors are entitled to voting and dividend rights with respect to the restricted stock. In the event of a “change in control” of the Company (as defined in the Director Plan), all shares of restricted stock and restricted stock units granted to our Non-Employee Directors will, to the extent that the awards are then outstanding, vest 100% free of restrictions as of the date of the change in control. Unless otherwise determined by the Board, if a Non-Employee Director’s service as a director terminates for any reason other than a termination in the circumstances described above, any restricted stock or restricted stock units granted to the Non-Employee Director that are not fully vested and free from restriction as of the director’s termination of service will automatically be forfeited and returned to the Company.

Non-Employee Directors are subject to the Company’s Stock Ownership Guidelines, as described in more detail under “Compensation Discussion and Analysis—Stock Ownership Guidelines” below.

Maurice Marciano Retirement

After serving for over 30 years as an executive and leader for Guess, co-founder Maurice Marciano retired from his position as executive Chairman of the Board and as an employee of the Company upon the expiration of his employment agreement on January 28, 2012. As required by the terms of his previous employment agreement, Mr. Maurice Marciano is entitled to receive lifetime retiree and family medical coverage. Mr. Maurice Marciano is also entitled to his fully vested benefits (based on his prior employment) pursuant to the standard terms of the Company’s Supplemental Executive Retirement Plan, Deferred Compensation Plan and 401(k) Plan.

Compensation Discussion and Analysis

This Compensation Discussion and Analysis provides an overview of the Company’s executive compensation program, including a description of the Company’s compensation philosophies and objectives and a discussion of the material elements of compensation awarded to, earned by or paid to the following executive officers, referred to in this Proxy Statement as the “Named Executive Officers,” for their service in fiscal 2022:

•	Paul Marciano, Chief Creative Officer;

•	Carlos Alberini, Chief Executive Officer; and

•	Kathryn Anderson, Chief Financial Officer.

Overview of Fiscal 2022 Results and Executive Compensation Actions

Fiscal 2022 Results

Fiscal 2022 was an incredible year for our Company where we completely transformed our business. Our brand elevation strategy was at the center of that transformation, with the elevation of the quality and sustainability of our products as well as our marketing and visual merchandising. For the first time in our history, we completed the launch of a global product line for all product categories. This allowed us to not only maintain consistency of product worldwide but also drive operational efficiencies. We also continued to optimize our store footprint, redefined our global e-commerce strategy, enhanced our supply chain and drove efficiencies across the business. Overall, for the year we delivered operating profit of over $300 million and operating margin of 11.8%, more than double the pre-pandemic year of fiscal 2020 for both metrics. In fact, we improved the profitability of all segments compared to the pre-pandemic year. Our Americas retail business had a remarkable year, posting earnings from operations of $125 million, over five times that of pre-pandemic levels. Our wholesale business in the Americas also performed very well, with earnings from operations up 51% versus the pre-pandemic year. In Europe, despite the continued challenges related to COVID-19, we were able to deliver a 30% increase in earnings from operations compared to fiscal 2020. Finally, in Asia, despite lower revenues compared to fiscal 2020, we were able to improve the bottom-line by driving operational efficiencies. Overall, we delivered diluted earnings per share of $2.57 for fiscal 2022, compared to diluted earnings per share of $1.33 for fiscal 2020. From a balance sheet perspective, the Company ended fiscal 2022 with cash and cash equivalents of $415.6 million and continued to demonstrate a commitment to delivering value to shareholders through dividend payments and share repurchases.

Fiscal 2022 Executive Compensation Actions

The highlights of the Company’s executive compensation program for fiscal 2022 include:

•	During fiscal 2022, Mr. Alberini and the Company agreed to an extension of the term of his employment agreement through June 30, 2025. No changes were made to the compensation and benefits provided to Mr. Alberini under his employment agreement. However, in connection with the extension, the Compensation Committee approved an award to Mr. Alberini of restricted stock units tied to appreciation in the Company’s stock price to further align his interests with those of our shareholders. The award consists of four equal vesting tranches, with a tranche being eligible to vest if the average closing price of a share of Company Common Stock over 15 consecutive trading days reaches $35, $40, $45 and $50 per share on or before June 30, 2025 and Mr. Alberini’s employment continues through the vesting dates provided in the award. The Compensation Committee set the stock price targets for the award at levels that would represent a significant increase over the closing stock price of $26.40 on the grant date of the award (which was June 30, 2021).

•	No changes were made to the Named Executive Officers’ annual base salaries as compared to fiscal 2021.

•

The Company’s annual cash incentive awards for the Named Executive Officers for fiscal 2022 were determined based on the Company’s earnings from operations during the fiscal year, relative to pre-established performance targets considered by the Compensation Committee to be rigorous. The Compensation Committee determined in March 2022 that the Company exceeded the maximum performance goal established for the cash incentive awards by over $100 million. This achievement resulted in final cash incentive award amounts for fiscal 2022 of $3.6 million for each of Messrs. Paul Marciano and Alberini and $618,750 for Ms. Anderson. See “Annual Incentive Awards” below for more information.

•

In addition to his annual cash incentive award, the Compensation Committee approved a separate cash incentive award for Mr. Paul Marciano of $3,000,000 that would be payable if the Company’s licensing segment revenues for fiscal 2022 achieved a pre-established performance target. The Compensation Committee determined in March 2022 that the performance goal had been achieved. See “Special Cash Incentive Award for Paul Marciano” below for more information.

•

The equity awards granted to the Named Executive Officers in fiscal 2022 consisted entirely of restricted stock units subject to performance-based vesting requirements. In addition to the stock price equity award to Mr. Alberini described above, the Compensation Committee approved the following equity awards during fiscal 2022. See “Long-Term Equity Incentive Awards” below for more information.

•

Mr. Paul Marciano was granted an award of restricted stock units that would become eligible to vest as to 50% of the award based on the achievement of a threshold level of earnings from operations derived from the Company’s licensing segment for fiscal 2022, and as to the remaining 50% of the award based on the achievement of a threshold level of earnings from operations for fiscal 2022. The Compensation Committee determined in March 2022 that these threshold performance levels were met, and the vesting of the award remains subject to Mr. Paul Marciano’s continued service over a three-year period.

•

Mr. Alberini and Ms. Anderson were each granted an award of restricted stock units that would become eligible to vest with respect to between 0% and 150% of the target number of restricted stock units based on the Company’s relative total shareholder return (“TSR”) for a performance period ending on the last day of the Company’s fiscal year 2024.

•

Mr. Alberini and Ms. Anderson were each granted an award of restricted stock units that would become eligible to vest based on the achievement of a threshold level of earnings from operations for fiscal 2022. If the threshold level is achieved, the award vests based on the executive officer’s continued employment over a three-year period (in the case of Mr. Alberini) or a four-year period (in the case of Ms. Anderson). The Compensation Committee determined in March 2022 that the threshold performance level was met, and the vesting of each award remains subject to the executive’s continued service over the applicable period.

Executive Compensation Program Philosophies and Objectives

The Company’s executive compensation programs are intended to achieve three fundamental objectives: (1) attract, motivate and retain qualified executives; (2) hold executives accountable for performance; and (3) align executives’ interests with those of our shareholders. In structuring the Company’s current executive compensation programs, we are guided by the following basic philosophies:

•	Competition for Executive Talent. The Company should provide competitive compensation opportunities so that we can attract, motivate and retain qualified executives.

•	Pay for Performance. A substantial portion of compensation should be tied to performance.

•

Alignment with Shareholder Interests. A substantial portion of compensation should be in the form of equity awards that vest over a multi-year period, thus further aligning the interests of shareholders and executives.

We also believe shareholder interests are further served by other executive compensation-related practices that we follow. These practices include:

•	We do not have minimum award levels under our Annual Incentive Bonus Plan or minimum payouts for our equity awards with performance-based vesting requirements.

•	We do not provide excise tax gross-ups on change in control payments.

•	We do not reprice “underwater” stock options (stock options where the exercise price is above the then-current market price of our stock) without shareholder approval.

•

Members of our senior management team, and all of our directors, are subject to stock ownership guidelines, which include holding requirements for individuals who have not satisfied the guideline level of ownership.

•

We have a policy to limit the amount of Company shares that a director or executive officer of the Company may pledge or otherwise use as security for a loan, margin account or similar arrangement to no more than 50% of the Company shares beneficially owned by such person after meeting his or her applicable stock ownership guidelines.

•

We have a “clawback” policy pursuant to which the Board or the Compensation Committee may require reimbursement or cancellation of cash and equity incentive compensation in certain circumstances, including if the awards are linked to financial results that are subsequently revised.

•	Our Compensation Committee retains an independent compensation consultant for independent advice and market data.

Consistent with our compensation philosophies described above, our goal for fiscal 2022 was to provide each Named Executive Officer with a total compensation opportunity that was competitive in light of the compensation provided to comparable executives at our peer group companies and that appropriately reflects individual and Company performance.

The Role of the Compensation Committee and Management

The Company’s executive compensation programs are determined and approved by the Compensation Committee. Messrs. Paul Marciano and Alberini make recommendations to the Compensation Committee regarding the salary, cash incentive awards, equity-based awards and long-term compensation levels for less senior executives, including the other Named Executive Officer. Messrs. Paul Marciano and Alberini do not participate in Compensation Committee deliberations regarding their own compensation. At the direction of the Compensation Committee, other members of management furnish financial, performance and other information relevant to setting performance goals and certifying results. The Compensation Committee is, however, solely responsible for making the final decisions on compensation for all Named Executive Officers. Other members of management, including any other Named Executive Officers, do not currently have any role in determining or recommending the form or amount of compensation paid to our Named Executive Officers.

The Role of the Independent Compensation Consultant

As indicated above, the Compensation Committee has engaged FW Cook as its independent compensation consultant. During fiscal 2022, FW Cook assisted the Compensation Committee (1) in a review of executive compensation levels, including in its review and selection of the peer group of companies identified below and assembling and analyzing competitive compensation data for the peer group of companies; (2) in its review of director compensation levels; and (3) in its evaluation of long-term incentive award structures for executives.

The services performed by FW Cook for the Company have been exclusively limited to compensation consulting services performed at the request of the Compensation Committee. FW Cook does not undertake any work for the Company at the direction of the Company’s management or other employees, although the consultant communicates with management from time to time to obtain information necessary to advising the Compensation Committee. The Compensation Committee has determined that FW Cook is independent and that its services do not raise any conflict of interest with the Company or any of its executive officers or directors.

The peer group used to inform the Compensation Committee’s judgment in setting executive compensation levels for fiscal 2022 was established by the Compensation Committee, taking into account the advice of FW Cook and input from management. In selecting the peer companies, made up of publicly traded retail apparel and accessories companies, the Compensation Committee considered factors such as the size and business models of each company, as well as whether such companies may compete with Guess for executive talent. The companies that comprised the peer group for fiscal 2022 were:

Abercrombie & Fitch Co. American Eagle Outfitters, Inc. Capri Holdings Limited (formerly Michael Kors Holdings Limited) Chico’s FAS, Inc. The Children’s Place, Inc. Deckers Outdoor Corp.	Express, Inc. Fossil Group, Inc. Levi Strauss & Co. PVH Corp. Ralph Lauren Corporation Tapestry, Inc. Urban Outfitters, Inc.

The peer group for fiscal 2022 was the same as the peer group for the prior year, except for the removal of RTW Retailwinds, Inc. (formerly New York & Company, Inc.), as a result of its bankruptcy filing, and the addition of Levi Strauss & Co., based on its overall company profile and shared competition for talent. Peer company compensation data was used by the Compensation Committee as a general reference point in its compensation reviews. The Compensation Committee does not set compensation levels at any specific level or percentile against this compensation data. Instead, the peer group data is only one point of information taken into account by the Compensation Committee in making compensation decisions. Except as otherwise noted, the Compensation Committee’s executive compensation determinations are subjective and the result of the Compensation Committee’s business judgment, which is informed by the experiences of the members of the Compensation Committee as well as the input from, and peer group data provided by, the Compensation Committee’s independent executive compensation consultant.

Shareholder Engagement and the Role of Shareholder Say-on-Pay Votes

The Board of Directors and the Compensation Committee value the input of our shareholders regarding the Company’s governance practices and the design and effectiveness of our executive compensation program. In a typical year, the Company’s Chairman of the Board and Chairperson of the Compensation Committee engages directly in dialogue with key shareholders. For instance, in fiscal 2020 he spoke directly with investors representing approximately 30% of the issued and outstanding shares of our Common Stock held by persons other than insiders. While we weren’t able to engage in our normal shareholder outreach efforts in fiscal 2021 as a result of scheduling difficulties during the COVID-19 pandemic, we resumed our outreach efforts in fiscal 2022 and intend to do so again in fiscal 2023.

Our shareholders are currently provided with an opportunity to cast an advisory vote on our executive compensation program every year through the say-on-pay proposal. Our shareholders were last presented with such an opportunity at our 2021 annual meeting of shareholders, where shareholders approved of our executive compensation program for fiscal 2021, with over 99% of the votes on our advisory say-on-pay shareholder vote at that meeting cast in favor of our executive compensation program.

Based in part on shareholder conversations from prior years and the say-on-pay shareholder vote at our last annual meeting of shareholders, the Compensation Committee decided to continue to emphasize pay-for-performance and to continue the general structure of our fiscal 2021 executive compensation program in fiscal 2022, with the exception of certain changes to our program, as described below.

The Board and the Compensation Committee consider shareholder engagement to be an important part of their decision making process and plan to continue their outreach efforts in order to stay abreast of shareholder perspectives. When making future compensation decisions for our Named Executive Officers, the Compensation Committee will continue to consider the opinions that shareholders express directly to the Compensation Committee and through our annual say-on-pay advisory votes.

Executive Compensation Program Elements for Fiscal 2022

Summary

The key elements of our current executive compensation program for Named Executive Officers consist of base salary, an annual cash incentive opportunity and equity-based long-term incentive opportunities. We also provide a non-qualified deferred compensation plan, a 401(k) plan, a supplemental executive retirement plan for our Chief Creative Officer (and for our Chief Executive Officer, but only with respect to his prior service to the Company ending in June 2010) and severance protection for certain terminations of our Named Executive Officers’ employment.

We believe that each element of our executive compensation program helps us to achieve one or more of our compensation objectives. Base salaries, the non-qualified deferred compensation plan, 401(k) plan, supplemental executive retirement plan and severance and other termination benefits are all primarily intended to attract and retain qualified executives. These are the elements of our current executive compensation program where the value of the benefit in any given year is generally not variable. We believe that in order to attract and retain top-caliber executives, we need to provide executives with predictable benefit amounts that reward the executive’s continued service. Some of the elements, such as base salaries, are generally paid out on a short-term or current basis. The other elements are generally paid out on a longer-term basis, such as upon retirement or other termination of employment or following a vesting period. We believe that this mix of longer-term and shorter-term elements allows us to achieve our dual goals of attracting and retaining executives.

Our Named Executive Officer’s annual incentive opportunities are paid out on an annual basis and are designed to hold executives accountable for annual performance. They also help further align Named Executive Officers’ interests with those of our shareholders and help us attract, motivate and retain executives. Our long-term equity incentives are primarily intended to align Named Executive Officers’ interests with those of our shareholders, although they also hold executives accountable for performance (as the value of the awards, as well as the number of shares/units vesting under certain awards, is linked to the achievement of specified performance goals and/or our stock price) and help us attract, motivate and retain executives. These are the elements of our current executive compensation program that are designed to reward performance and the creation of shareholder value, and therefore the value of these benefits is dependent on performance and/or share price.

The Compensation Committee uses these elements, as described in more detail below, to create a total compensation package for each Named Executive Officer that it believes supports the Company’s compensation objectives and provides a competitive compensation opportunity tied to both operating performance and changes in shareholder value.

Base Salaries

Base salaries for the Named Executive Officers are designed to compensate executives for their level of responsibility, skill, experience and individual contributions. The Compensation Committee reviews and approves base salaries for Named Executive Officers annually and in connection with promotions or other changes in responsibilities. Base salaries are set at levels that are intended to avoid excessive fixed costs while simultaneously providing sufficient guaranteed annual income to mitigate incentives for executives to pursue overly risky business strategies in order to maximize short-term variable compensation. In determining the appropriate levels of base salary, the Compensation Committee also considers, in its subjective judgment, individual performance, scope of duties, pay history and market data.

The Compensation Committee determined that the Named Executive Officers’ base salary levels in effect for fiscal 2021 remained appropriate for fiscal 2022 and, accordingly, no Name Executive Officer received a base salary increase for fiscal 2022. For fiscal 2022, the Named Executive Officers’ annualized base salary levels are as follows: Mr. Paul Marciano—$1,200,000; Mr. Alberini—$1,200,000; and Ms. Anderson—$550,000.

Annual Incentive Awards

We believe that a significant portion of compensation for executive officers should be based on performance, with the opportunity to earn substantial awards in connection with superior performance. Annual incentive awards are generally granted to the Company’s Named Executive Officers under the Company’s Annual Incentive Bonus Plan (the “Bonus Plan”), a performance-based plan intended to motivate key employees by linking cash incentive award opportunities to pre-established performance objectives.

The Compensation Committee determined the Named Executive Officers’ annual incentives under the Bonus Plan for fiscal 2022 utilizing objective Company performance metrics, with the amount of the annual incentive determined based on the Company’s earnings from operations for fiscal 2022. The Compensation Committee chose earnings from operations as the measurement used to calculate the annual cash incentive amount for each executive to provide an objective framework for determining the awards. Earnings from operations is also a consistently applied, easily understood and widely used metric that provides a measurement of operating performance that excludes certain non-operational factors to better assess managements’ operation of the business. For these purposes, the Compensation Committee established threshold, target and maximum earnings from operations and licensing segment revenue goals for fiscal 2022 at levels that the Compensation Committee considered to be rigorous.

Methodology to Determine Awards

Each Named Executive Officer had a threshold and target cash incentive amount under the Bonus Plan for fiscal 2022, and each executive’s annual cash incentive was in all events capped at a maximum amount. The threshold, target and maximum cash incentive award opportunities for the Named Executive Officers for fiscal 2022 are presented in the “Grants of Plan-Based Awards” table below, using their respective annual base salary levels in effect at the start of the fiscal year. The threshold, target and maximum incentive amounts are 100%, 200%, and 300%, respectively, of annual base salary in effect at the start of the fiscal year as to Messrs. Paul Marciano and Alberini, and 37.5%, 75%, and 112.5%, respectively, of annual base salary in effect at the start of the fiscal year as to Ms. Anderson. The Named Executive Officers’ fiscal 2022 annual incentives were determined 100% based on the Company’s earnings from operations for fiscal 2022 (excluding the impact of certain specified litigation charges, certain professional service and legal fees and related costs, reorganization charges, impairment charges, acquisition charges, and tax and accounting related matters, or such other items as the Compensation Committee may in its discretion determine to be appropriate in the circumstances) relative to performance targets established by the Compensation Committee set forth in the table below.

	Earnings from Operations for Fiscal 2022	Annual Cash Incentive Amount (as a Percentage of Total Target Award)
Performance Level		P. Marciano	C. Alberini	K. Anderson
Below Threshold	Less than $150.0 million	0%	0%	0%
Threshold	$150.0 million	50%	50%	50%
Target	$170.0 million	100%	100%	100%
Maximum	$205.0 million or more	150%	150%	150%

If the Company’s actual performance fell between the levels indicated above, the payout percentage would be determined by linear interpolation between the applicable payout levels.

Determination of Actual Awards

In March 2022, the Compensation Committee determined that the Company’s earnings from operations (as described above) for fiscal 2022 was $310.6 million, after giving effect to adjustments approved by the Compensation Committee in accordance with the terms of the awards to exclude (i) $3.1 million for asset impairment charges, (ii) $2.7 million for certain professional service and legal fees and related (credits) costs, and (iii) $(0.3) million net gains on lease modifications.

As these amounts exceeded the applicable maximum performance levels established for purposes of the awards by over $100 million, each Named Executive Officer received the maximum cash incentive award reflected in the “Grants of Plan-Based Awards” table below ($3,600,000 for Mr. Paul Marciano, $3,600,000 for Mr. Alberini, and $618,750 for Ms. Anderson).

Special Cash Incentive Award for Paul Marciano

In addition to his annual cash incentive award described above, the Compensation Committee approved a separate licensing-based incentive opportunity for Mr. Paul Marciano for fiscal 2022. If the Company’s licensing segment revenues for fiscal 2022 (subject to the same adjustments noted above for earnings from operations under the Bonus Plan) were at least $70,000,000, Mr. Paul Marciano would be entitled to a cash award of $3,000,000. He would not receive any payment under this opportunity if the Company’s licensing segment revenues for fiscal 2022 were less than $70,000,000. The Compensation Committee approved this opportunity based on its determination that Mr. Paul Marciano’s performance and contributions continue to be instrumental to the success of the Company’s licensing results. In March 2022, the Compensation Committee determined that the Company’s licensing segment revenues for fiscal 2022 were $96.7 million, and accordingly, Mr. Paul Marciano received the full amount of this award.

Long-Term Equity Incentive Awards

The Company’s philosophy is that the Named Executive Officers’ long-term compensation should be directly linked to the value provided to our shareholders. Therefore, 100% of the Named Executive Officers’ long-term compensation is currently awarded in the form of stock options, restricted stock and/or restricted stock units. The Compensation Committee has the authority to grant stock options, restricted stock, restricted stock units and other awards under the Company’s 2004 Equity Incentive Plan.

The Compensation Committee primarily utilizes restricted stock units as the main component of its long-term incentive grants to our Named Executive Officers. Use of restricted stock units instead of stock options as the main component of the long-term incentive grants reduces the level of potential share dilution that would otherwise develop if larger stock option awards were granted. In addition, restricted stock units promote commonality of interests between management and shareholders since the awards expose the recipient to both upside and downside risk based on the value of the Common Stock over time. The Compensation Committee also uses restricted stock unit awards as a retention incentive as they generally vest over a multi-year period.

In some years, the Compensation Committee has also granted a portion of the long-term incentive awards to the Named Executive Officers in the form of stock options with an exercise price that is equal to the closing price of a share of the Common Stock on the NYSE on the grant date. The Compensation Committee may from time to time utilize stock options in an executive equity award mix as stock options have value only if our shareholders realize value through stock price appreciation after the grant date of the options. Stock options also foster retention of key executives since the awards generally vest over three or four years.

Equity Awards for Named Executive Officers for Fiscal 2022

For fiscal 2022, the Compensation Committee determined that the Named Executive Officers’ long-term compensation would be granted solely in the form of restricted stock units that were subject to both performance-based and time-based vesting requirements to provide additional incentives to achieve specified financial goals. The fiscal 2022 equity awards granted to the Named Executive Officers are described below.

Performance Award for Mr. Paul Marciano. In June 2021, the Compensation Committee granted an award of 170,455 restricted stock units to Mr. Paul Marciano that were subject to both time- and performance-based vesting requirements. Fifty percent of Mr. Paul Marciano’s restricted stock unit award for fiscal 2022 was eligible to vest if the Company’s earnings from operations from its licensing segment for fiscal 2022 exceeded a threshold amount established by the Compensation Committee of $54.8 million, and the remaining 50% of Mr. Paul Marciano’s restricted stock unit award for fiscal 2022 was eligible to vest if the Company’s earnings from operations for fiscal 2022 exceeded a threshold amount established by the Compensation Committee of $150.0 million (in either case, excluding the impact of certain specified litigation charges, certain professional service and legal fees and related costs, reorganization charges, impairment charges, acquisition charges and tax and accounting related matters). If the applicable threshold goals are met, the award is scheduled to vest in three equal installments on each of January 30, 2022, January 30, 2023 and January 30, 2024, subject to Mr. Paul Marciano’s continued service to the Company through the applicable vesting date and to accelerated vesting in certain circumstances as discussed in “Description of Plan-Based Awards” below.

The Compensation Committee believes that Mr. Paul Marciano continues to make substantial contributions to the Company’s licensing segment. Earnings from operations derived from the Company’s licensing segment was selected as a performance measure for this award as a way to further link Mr. Paul Marciano’s incentives to the performance of that segment of the Company’s business. Earnings from operations is also a consistently applied, easily understood and widely used metric that provides a measurement of operating performance that excludes certain non-operational factors. Following the end of fiscal 2022, the Compensation Committee determined that the Company’s licensing segment earnings from operations for fiscal 2022 was $88.1 million and the Company’s earnings from operations for fiscal 2022 was $310.6 million (after giving effect to adjustments approved by the Compensation Committee in accordance with the terms of the awards to exclude (i) $3.1 million for asset impairment charges, (ii) $2.7 million for certain professional service and legal fees and related (credits) costs, and (iii) $(0.3) million net gains on lease modifications ), meaning that the threshold level had been achieved for both portions of the award. Accordingly, one-third of the award vested upon the Compensation Committee’s determination, and the remaining two-thirds is scheduled to vest as described above.

Stock Price Award for Mr. Alberini. In June 2021, the Compensation Committee granted an award of 300,000 restricted stock units to Mr. Alberini that was subject to both time- and performance-based vesting requirements (the “2022 Stock Price Award”). The units subject to the award are eligible to vest in four equal installments, on the later of (i) achievement of the stock price target for that installment and (ii) the “earliest vesting date” for that installment, in each case as shown in the table below:

Tranche	Stock Price Target	Earliest Vesting Date
A	$35.00	6/30/22
B	$40.00	6/30/23
C	$45.00	6/30/24
D	$50.00	6/30/25

For purposes of this award, stock price is measured based on the average closing price of a share of Company Common Stock over a period of 15 consecutive trading days. To the extent the award has not vested as of June 30, 2025, it will terminate on that date. The Compensation Committee approved this award in connection with the extension of Mr. Alberini’s employment agreement through June 30, 2025 to further align Mr. Alberini’s interests with those of the Company’s shareholders and to provide an additional incentive for him to continue employment with the Company through the extended term of his employment agreement. The Compensation Committee set the stock price targets for the award at levels that would represent a significant increase over the closing stock price of $26.40 on the grant date of the award (which was June 30, 2021).

Relative TSR Performance Awards for Mr. Alberini and Ms. Anderson. In June 2021, the Compensation Committee also granted awards of restricted stock units to Mr. Alberini and Ms. Anderson in accordance with the executives’ employment agreement or offer letter, as applicable. The awards were determined by the Compensation Committee to be, in light of Mr. Alberini and Ms. Anderson’s roles with the Company, an appropriate incentive for the executive officers to achieve the specific performance goals identified below and to continue employment with the Company through the vesting periods. These awards (the “2022 Relative TSR Awards”) are subject to a relative total shareholder return (“TSR”) vesting requirement that compares the Company’s TSR over a performance period commencing on the grant date of the award (June 30, 2021) and ending on the last day of fiscal 2024 to the TSRs of a group of peer companies selected by the Compensation Committee over that performance period. The use of a TSR vesting metric addresses prior feedback from shareholders indicating that they wanted us to incorporate in the executive compensation program (1) performance metrics that more closely link executive pay with shareholder value, such as TSR, and (2) longer performance periods for performance-based equity awards. The Compensation Committee believes this structure helps to further align these executives’ interests with those of our shareholders.

Mr. Alberini’s 2022 Relative TSR Award consists of 129,451 restricted stock units at the “target” level of performance, and Ms. Anderson’s 2022 Relative TSR Award consists of 23,217 restricted stock units at the “target” level of performance.

Between zero and 150% of the target number of restricted stock units subject to each 2022 Relative TSR Award will vest based on the Company’s TSR relative to the peer group of companies for the three-year performance period as follows:

Performance Level	Company TSR Percentile for the Performance Period	Percentage of Target Number of Units that Will Vest
Below Threshold	Below 25th Percentile	0%
Threshold	25th Percentile	25%
Target	50th Percentile	100%
Maximum	75th Percentile and Above	150%

The percentage of target restricted stock units that vest will be determined by linear interpolation if the Company’s TSR percentile is between the levels noted above. The portion of the award that is credited to the executive based on the Company’s relative TSR performance will be eligible to vest as of the last day of the performance period. A dollar denominated payment cap was also imposed on the awards such that, in all events, the number of restricted stock units subject to each 2022 Relative TSR Award that vest will not exceed the number of restricted stock units determined by dividing a specified dollar amount ($11,500,000 as to Mr. Alberini’s award and $2,062,500 as to Ms. Anderson’s award) by the closing price of a share of the Common Stock on the applicable vesting date.

The peer group of companies used for purposes of the 2022 Relative TSR Awards is the same fiscal 2022 peer group of companies identified under “—The Role of the Independent Compensation Consultant” above, except that the Compensation Committee, recognizing that company size is less relevant for TSR performance comparisons than it is for determining compensation levels and taking into account the business model of each company and whether each company competes with Guess for executive talent, determined it was appropriate to increase the number of peer companies by adding Columbia Sportswear Company, The Gap, Inc., and lululemon athletica inc.

Earnings from Operations Awards for Mr. Alberini and Ms. Anderson. In June 2021, the Compensation Committee also granted awards of restricted stock units to Mr. Alberini and Ms. Anderson in accordance with the executives’ employment agreement or offer letter, as applicable. No portion of these awards (the “2022 Earnings from Operations Awards”) will vest if the Company does not achieve a threshold level of earnings from operations for fiscal 2022 established by the Compensation Committee of $150.0 million (subject to the adjustments described above under “Performance Award for Mr. Paul Marciano”). The awards were determined by the Compensation Committee to be, in light of Mr. Alberini and Ms. Anderson’s roles with the Company, an appropriate incentive for the executive officers to achieve the specific earnings goal and to continue employment with the Company through the vesting periods. If the threshold earnings from operations level for fiscal 2022 is achieved, the units subject to the award will vest, subject to the executive’s continued employment, in annual installments over a three-year period (in the case of the award granted to Mr. Alberini) or a four-year period (in the case of the award granted to Ms. Anderson). The Compensation Committee believes this structure helps to further align these executives’ interests with those of our shareholders.

Mr. Alberini’s 2022 Earnings from Operations Award consists of 56,818 restricted stock units, and Ms. Anderson’s 2022 Earnings from Operations Award consists of 15,625 restricted stock units. As noted above, the Compensation Committee determined that the Company’s adjusted earnings from operations for fiscal 2022 was $310.6 million. Accordingly, the first vesting tranche of each 2022 Earnings from Operations Award vested on January 30, 2022, and the balance of each award will vest, subject to the executive’s continued employment, in annual installments thereafter as described above.

Secondment Arrangements

Over time, the Company has consolidated certain of its global functions in Europe. As a natural extension of these efforts, during fiscal 2022, the Company completed an intra-entity transfer of certain intellectual property rights from the U.S. to a Swiss subsidiary of the Company (Guess Europe Sagl), aligning our IP rights with our business operations. In fiscal 2022 and in connection with that reorganization, the Company, Guess Europe Sagl, and Messrs. Paul Marciano and Alberini agreed to a secondment arrangement pursuant to which Messrs. Paul Marciano and Alberini would each provide services to Guess Europe Sagl for no additional compensation, and the Company would pay each of them $15,000 annually while the secondment arrangement is in place to help cover their incremental financial and tax planning expenses as a result of the secondment arrangement. The Company also agreed to pay any incremental tax obligations that each of Messrs. Paul Marciano and Alberini incur should they become subject to tax in Switzerland as a result of their having performed services in Switzerland during the period of secondment, such that their after-tax compensation from the Company for a particular year during which the secondment arrangement is in effect is approximately equal to the after-tax compensation from the Company they would have received for such year if their compensation was subject to tax only in the United States.

401(k) Retirement Benefits

The Company’s employees, including the Named Executive Officers, are eligible to participate in the Company’s tax-qualified 401(k) plan and are eligible to receive a discretionary matching contribution from the Company after one year of service. In calendar year 2021, the Company made a discretionary matching contribution on behalf of each eligible participant equal to 50% of the first 6% of compensation contributed by the participant. These Company matching contributions can function as a retention incentive as they vest over the first five (5) years of service with the Company. The Named Executive Officers participate in the plan on the same terms as our other participating employees.

Non-Qualified Deferred Compensation Plan

The Company has maintained a Non-Qualified Deferred Compensation Plan (the “DCP”) since 2006. Under the DCP, select employees who satisfy certain eligibility requirements, including each of the Named Executive Officers and members of the Board, may make annual irrevocable elections to defer up to 75% of their base salary, 100% of their annual cash incentive, 100% of their cash compensation earned under any Company long-term incentive plan or 100% of their cash director fees to be earned during the following calendar year. In addition, the Company may make contributions to “make up” for Company match amounts under the Company’s 401(k) plan that cannot be made to Named Executive Officers because of applicable Internal Revenue Code limits. The Company may also make other discretionary contributions, although it did not do so for fiscal 2022. The Company believes that providing the Named Executive Officers with deferred compensation opportunities is a cost-effective way to permit officers to receive the tax benefits associated with delaying the income tax event on the compensation deferred, even though the related deduction for the Company is also deferred. Information with respect to the Named Executive Officers’ participation in the DCP is presented in, and the material terms of the DCP are described following, the “Non-Qualified Deferred Compensation Plan Table—Fiscal 2022” below.

Supplemental Executive Retirement Plan

The Company has also maintained a Supplemental Executive Retirement Plan (“SERP”) since 2006. The only current executive officers who participate in the SERP are Messrs. Paul Marciano and Alberini. The SERP provides Mr. Paul Marciano with supplemental pension benefits in prescribed circumstances. The Company included Mr. Paul Marciano as a participant in the SERP in 2006 to provide him with supplemental pension benefits in recognition of his substantial contributions and to provide a valuable retention incentive. Mr. Alberini’s benefit under the SERP was accrued with respect to his service to the Company between 2006 and 2010. Mr. Alberini is not accruing additional SERP benefits with respect to his current service as Chief Executive Officer. Additional information with respect to the SERP is presented in, and the material terms of the SERP are described following, the “Pension Benefits Table—Fiscal 2022” below. Additional information concerning potential payments under the SERP upon certain terminations or a change in control is presented in “Potential Payments Upon Termination or Change in Control” below.

Severance and Other Benefits Upon Termination of Employment

In order to support our compensation objectives of attracting, retaining and motivating qualified executives, we believe that, in certain cases, it is appropriate to provide our key executive officers with severance protections upon certain types of termination of their employment. These severance protections are negotiated on an individual basis in connection with the negotiation of other employment terms, typically in connection with the entering into of employment agreements or employment offer letters with each Named Executive Officer. In each case, the Compensation Committee determined that the severance provisions for each executive were reasonable in light of market practices and the importance to the Company and its shareholders of securing the continued service of these executives.

All of the equity awards granted to the Named Executive Officers in fiscal 2022, the equity awards granted to Mr. Paul Marciano since fiscal 2018, and the performance-based vesting awards granted to other employees since fiscal 2018, provide that the award will not automatically accelerate on a change in control unless either the award is to be terminated in connection with the event (that is, the award is not assumed or continued by the successor entity) or the executive’s employment terminates in certain circumstances specified in the award agreement. Under the terms of our equity incentive plans, if a change in control of the Company occurs, certain awards granted in prior years that remain outstanding, as well as certain new awards granted to employees other than Messrs. Paul Marciano and Alberini, would (unless otherwise determined by the Compensation Committee) generally become fully vested or paid, as applicable.

None of the employment agreements or other compensation arrangements we maintain for our Named Executive Officers include a right to receive any “gross-up” payment for change in control excise taxes. Additional information concerning potential payments that may be made to the Named Executive Officers in connection with their termination of employment or a change in control is presented in “Potential Payments Upon Termination or Change in Control” below.

Security Protections

We provide Mr. Paul Marciano with certain security protections. The Compensation Committee believes that these protections are appropriate for Mr. Paul Marciano in light of the high-profile nature of his position as a founder of the Company. These protections are not intended to provide a personal benefit (other than the intended security) to Mr. Paul Marciano and we do not view these security protections as compensation for Mr. Paul Marciano. However, as required under applicable SEC rules, we include the Company’s cost of providing these protections for the applicable year as compensation for Mr. Paul Marciano for that year in the “Summary Compensation Table” below.

Stock Ownership Guidelines

In order to encourage stock ownership by senior management and Non-Employee Directors of the Company, the Company maintains Stock Ownership Guidelines. The Stock Ownership Guidelines are intended to further align the financial interests of senior management and Non-Employee Directors with those of the Company’s shareholders. Under the Stock Ownership Guidelines, certain specified senior executives, including all of the Named Executive Officers, and our Non-Employee Directors are required to accumulate, and then retain while they remain employed by the Company or on the Board of Directors, the following amounts of Company Common Stock:

Position	Stock Ownership Requirement
CEO	Six times annual base salary
Select Senior Executives (including all other Named Executive Officers)	Two and one-half times annual base salary
Non-Employee Directors	Five times annual board retainer

Until a participant has met the applicable ownership guideline, the participant is expected to retain an amount equal to 50% of the net shares (after payment of any exercise price and related taxes) received as a result of the exercise, vesting or payment of equity awards (including stock options and restricted stock) granted by the Company to the participant. Once a participant has met the applicable ownership guideline, ownership of the guideline amount is expected to be maintained. For purposes of satisfying the Stock Ownership Guidelines, the following holdings count toward the required holding amounts: (1) shares owned directly (including through open market purchases, vesting of restricted stock awards or exercise of stock options), (2) shares held by spouses or children or through certain trusts for the benefit of the participant, a spouse and/or children and (3) stock option equivalents based on the value of “in-the-money” vested and unexercised stock options.

Executive Compensation Clawback Policy

The Company maintains a policy regarding the recoupment of certain performance-based compensation payments to executive officers (the “Clawback Policy”). The Clawback Policy provides that the Board or the

Compensation Committee may require reimbursement or cancellation of all or a portion of certain short or long-term cash or equity awards made to an executive officer to the extent that: (1) the amount of, or number of shares included in, any such payment was calculated based on the achievement of financial results that were subsequently revised and (2) a lesser payment of cash or equity awards would have been made to the executive officer based upon the revised financial results. Where the achievement of a financial result was considered in determining performance-based compensation awarded, but the compensation was not awarded on a formulaic basis, the Board or Compensation Committee will determine in its discretion the amount, if any, to seek for reimbursement. The Clawback Policy also provides that the Board or Compensation Committee may require reimbursement or cancellation of all or a portion of any discretionary short or long-term cash awards made to an executive officer for reasons pertaining to harassment, discrimination and/or retaliation committed by such executive officer, including, but not limited to, the failure to respond appropriately to allegations or complaints.

Section 162(m) Policy

Section 162(m) of the Internal Revenue Code (“Section 162(m)”) generally disallows a tax deduction to publicly held companies for compensation paid to a current or former named executive officer that exceeds $1 million during the tax year. Certain awards granted before November 2, 2017 that were based upon attaining pre-established performance measures that were set by the Compensation Committee under a plan approved by the Company’s shareholders, as well as amounts payable to former executives pursuant to a written binding contract that was in effect on November 2, 2017, may qualify for an exception to the $1 million deductibility limit. As one of the factors in its consideration of compensation matters, the Compensation Committee notes this deductibility limitation. However, the Compensation Committee has the flexibility to take any compensation-related actions that it determines are in the best interests of the Company and its shareholders, including awarding compensation that may not be deductible for income tax purposes. There can be no assurance that any compensation will in fact be deductible.

Compensation Committee

Report on Executive Compensation(1)

The Compensation Committee has certain duties and powers as described in its Charter. The Compensation Committee is currently composed of the three Non-Employee Directors named at the end of this report, each of whom the Board has determined to be independent as defined by the NYSE listing standards.

The Compensation Committee has reviewed and discussed with management the disclosures contained in the Compensation Discussion and Analysis section of this Proxy Statement. Based upon this review and our discussions, the Compensation Committee has recommended to our Board of Directors that the Compensation Discussion and Analysis section be included in the Company’s Fiscal 2022 Annual Report on Form 10-K and in this Proxy Statement for the 2022 Annual Meeting, each as filed with the SEC.

By the Compensation Committee,

Alex Yemenidjian, Chairperson

Anthony Chidoni

Cynthia Livingston

(1)

SEC filings sometimes “incorporate information by reference.” This means the Company is referring you to information that has previously been filed with the SEC, and that this information should be considered as part of the filing you are reading. Unless the Company specifically states otherwise, this report shall not be deemed to be incorporated by reference and shall not constitute soliciting material or otherwise be considered filed under the Securities Act of 1933 or the Exchange Act.

Compensation Committee

Interlocks and Insider Participation

All of the Compensation Committee members whose names appear on the Compensation Committee Report above were committee members during all of fiscal 2022. No director who served on the Compensation Committee during fiscal 2022 is a current or former executive officer or employee of the Company or had any relationships requiring disclosure by the Company under the SEC’s rules requiring disclosure of certain relationships and related-party transactions. None of the Company’s executive officers served as a director or a member of a compensation committee (or other committee serving an equivalent function) of any other entity, one of whose executive officers served as a director or member of the Company’s Compensation Committee during fiscal 2022.

Summary Compensation Table—Fiscal 2020-2022

The following table presents information regarding compensation of our Named Executive Officers for services rendered with respect to the covered fiscal years.

As required by SEC rules, stock awards (including restricted stock units) and option awards are shown as compensation in the Summary Compensation Table for the year in which they were granted (even if they have multi-year vesting schedules and/or performance-based vesting requirements), and are valued based on their grant date fair values for accounting purposes. Accordingly, the table includes stock and option awards granted in the years shown even if they were scheduled to vest in later years, and even if they were subsequently forfeited (such as, for example, because an applicable performance-based vesting condition was not satisfied). Therefore, the stock and option columns do not report whether the officer realized a financial benefit from the awards (such as by vesting in stock or exercising options).

Name and Principal Position	Fiscal Year	Salary ($)	Bonus ($)(1)	Stock Awards ($)(2)	Option Awards ($)(2)	Non-Equity Incentive Plan Compensation ($)(3)	Change in Pension Value and Non- Qualified Deferred Compensation Earnings ($)(4)	All Other Compensation ($)(5)	Total ($)
(a)	(b)	(c)	(d)	(e)	(f)	(g)	(h)	(i)	(j)
Paul Marciano	2022	1,200,000		4,500,012	—	6,600,000	—	313,662	12,613,674
Chief Creative Officer	2021	870,385	3,150,000	3,000,002	1,508,216	2,400,000	—	296,315	11,224,918
	2020	950,000	—	3,000,003	—	2,154,305	—	273,245	6,377,553

Carlos Alberini	2022	1,200,000		10,861,253	—	3,600,000	—	68,463	15,729,716
Chief Executive Officer	2021	941,539	—	2,300,005	1,508,216	2,400,000	—	57,521	7,207,281
	2020	1,121,539	1,000,000	8,552,000	4,035,540	1,842,454	698,312	52,692	17,302,537

Kathryn Anderson	2022	550,000		825,006	—	618,750	—	13,594	2,007,350
Chief Financial Officer (6)	2021	499,231	—	412,505	414,759	412,500	—	13,198	1,752,193
	2020	84,615	500,000	1,339,800	865,852	—	—	—	2,790,267

(1)	The amount reported in Column (d) above for Mr. Paul Marciano reflects a special licensing-based cash award for fiscal 2021.

(2)

In accordance with the SEC’s disclosure rules, the amounts reported in Columns (e) and (f) above reflect the aggregate grant date fair value of stock awards and option awards, respectively, computed in accordance with FASB ASC Topic 718 and granted during each fiscal year (disregarding any estimate of forfeitures related to service-based vesting conditions). For a discussion of the assumptions and methodologies used to calculate the amounts reported in Columns (e) and (f), please see (i) the discussion of equity incentive awards granted during fiscal 2022 contained in Note 20 (Share-Based Compensation) to the Company’s Consolidated Financial Statements, included as part of the Company’s Fiscal 2022 Annual Report on Form 10-K, and (ii) the similar Share-Based Compensation notes contained in the Company’s Consolidated Financial Statements, included as part of the Company’s Annual Reports on Form 10-K for prior fiscal years as to the equity awards granted during those years. Except as described in the following paragraphs of this note (2), the grant-date fair value of all awards assumes that the highest level of performance conditions will be achieved.

The fiscal 2022 amounts in Column (e) above include the following:

•

For Mr. Paul Marciano, this amount represents the fair value of a performance-based award of restricted stock units granted to him during fiscal 2022, determined as of the grant date under generally accepted accounting principles based on the outcome of the performance conditions applicable to the award that we determined to be probable for these purposes at the time of grant of the award (which was the target level of performance) and a fair value per share of Company Common Stock of $26.40 (which was the per share closing price of a share of Company Common Stock on the date of grant of the award). The grant date fair value of the award assuming the maximum level of performance applicable to the award would be achieved was the same as the grant date fair value of the award based on the probable outcome of the performance condition applicable to the award.

•

For Mr. Alberini and Ms. Anderson, these amounts include the fair value of the 2022 Relative TSR Awards granted to the executive officer during fiscal 2022, determined as of the grant date under generally accepted accounting principles based on the outcome of the performance conditions applicable to the awards that we determined to be probable for these purposes at the time of grant of the awards (which was based on a Monte Carlo simulation pricing model that probability weights multiple potential outcomes as of the grant date of the awards). The grant date fair values of the 2022 Relative TSR Awards reported in the table above for Mr. Alberini and Ms. Anderson are $2,300,008 and $412,506, respectively. The grant date fair values of Mr. Alberini’s and Ms. Anderson’s 2022

Relative TSR Awards assuming the maximum level of performance applicable to the award would be achieved are $3,450,012 and $618,759, respectively. The Monte Carlo simulation pricing model assumptions used in determining the grant date fair value of these awards were: a fair value per share of Company Common Stock of $26.40 (which was the closing price of a share of Company Common Stock on the date of grant of the awards), a 2.6-year measurement period, expected volatility of 63.15% for the Company Common Stock and average expected volatility over that same period of 70.08% for the companies used in the relative TSR measurement under the awards, an assumed annual interest rate of 0.37% over that measurement period, and an assumed dividend yield of 0.00%.

•

For Mr. Alberini and Ms. Anderson, these amounts also include the fair value of the 2022 Earnings from Operations Awards granted to the executive officer during fiscal 2022, determined as of the grant date under generally accepted accounting principles based on the outcome of the performance conditions applicable to the awards that we determined to be probable for these purposes at the time of grant of the award which was the target level of performance). Based on this determination and the closing price per share of Company Common Stock on the grant date of the award, the grant date fair value of the award for Mr. Alberini and Ms. Anderson was $1,499,995 and $412,500, respectively. The grant date fair value of each award assuming the maximum level of performance applicable to the award would be achieved was the same as the grant date fair value of the award based on the probable outcome of the performance condition applicable to the award.

•

For Mr. Alberini, this amount also includes the fair value of the 2022 Stock Price Award granted to him during fiscal 2022, determined as of the grant date under generally accepted accounting principles based on the outcome of the performance conditions applicable to the award that we determined to be probable for these purposes at the time of grant of the award (which was based on a Monte Carlo simulation pricing model that probability weights multiple potential outcomes as of the grant date of the award). The grant date fair value of the 2022 Stock Price Award reported in the table above for Mr. Alberini is $7,061,250. The grant date fair value of Mr. Alberini’s 2022 Stock Price Award assuming the maximum level of performance applicable to the award would be achieved was the same as the grant date fair value of the award based on the probable outcome of the performance condition applicable to the award. The Monte Carlo simulation pricing model assumptions used in determining the grant date fair value of this award were: a fair value per share of Company Common Stock of $26.40 (which was the closing price of a share of Company Common Stock on the date of grant of the awards), a 4-year measurement period, expected volatility of 82.58%, an assumed annual interest rate of 0.66% over that measurement period, and an assumed dividend yield of 0.00%.

The fiscal 2021 amount in Column (e) above for Mr. Paul Marciano represents the fair value of a performance-based award of restricted stock units granted to him during fiscal 2021, determined as of the grant date under generally accepted accounting principles based on the outcome of the performance conditions applicable to the award that we determined to be probable for these purposes at the time of grant of the award (which was the target level of performance) and a fair value per share of Company Common Stock of $9.65 (which was the per share closing price of a share of Company Common Stock on the date of grant of the award). The grant date fair value of the award assuming the maximum level of performance applicable to the award would be achieved was the same as the grant date fair value of the award based on the probable outcome of the performance condition applicable to the award. The fiscal 2021 amounts in Column (e) above for Mr. Alberini and Ms. Anderson represent the fair value of the 2021 Relative TSR Awards granted to the executive officer during fiscal 2021, determined as of the grant date under generally accepted accounting principles based on the outcome of the performance conditions applicable to the awards that we determined to be probable for these purposes at the time of grant of the awards (which was based on a Monte Carlo simulation pricing model that probability weights multiple potential outcomes as of the grant date of the awards). For more information on the assumptions made in the Monte Carlo simulation pricing model, refer to Note 20 (Share-Based Compensation) to the Company’s Consolidated Financial Statements, included as part of the Company’s Fiscal 2021 Annual Report on Form 10-K. The grant date fair value of Mr. Alberini and Ms. Anderson’s 2021 Relative TSR Awards assuming the maximum level of performance applicable to the award would be achieved was $3,450,008 and $618,758, respectively.

The fiscal 2020 amount in Column (e) above for Mr. Paul Marciano represents the fair value of a performance-based award of restricted stock units granted to him during fiscal 2020, determined as of the grant date under generally accepted accounting principles based on the outcome of the performance conditions applicable to the award that we determined to be probable for these purposes at the time of grant of the award (which was the target level of performance) and a fair value per share of Company Common Stock of $14.61 (which was the closing price of a share of Company Common Stock on the date of grant of the award). The grant date fair value of the award assuming the maximum level of performance applicable to the award would be achieved was the same as the grant date fair value of the award based on the probable outcome of the performance condition applicable to the award. Of the fiscal 2020 amount in Column (e) above for Mr. Alberini, $5,345,000 represents the fair value of the 2020 Revenue Award granted to Mr. Alberini, determined as of the grant date under generally accepted accounting principles based on the outcome of the performance conditions applicable to the award that we determined to be probable for these purposes at the time of grant of the award (which was the target level of performance). The grant date fair value of the award assuming the maximum level of performance applicable to the award would be achieved was the same as the grant date fair value of the award based on the probable outcome of the performance condition applicable to the award.

(3)

The amounts reported in Column (g) above reflect the aggregate dollar amounts paid to Named Executive Officers as cash incentive awards with respect to performance for the covered fiscal years under the terms of the Company’s Bonus Plan. The annual cash incentive awards reported in Column (g) for each fiscal year were generally paid in the first quarter of the following fiscal year. For fiscal 2020 only, the net (after withholdings and deductions, except that Mr. Paul Marciano satisfied his tax withholding obligations for this award with a cash payment to the Company, as permitted by the Compensation Committee) amount of the annual incentive awards was settled in fully vested shares of the Common Stock in April 2020.

(4)

Amounts reported in Column (h) represent the annual changes in the actuarial present value of Messrs. Paul Marciano and Alberini’s accrued aggregate pension benefit with respect to the Company’s Supplemental Executive Retirement Plan, or SERP. None of the other Named Executive Officers participate in the SERP. See “Pension Benefits Table—Fiscal 2022” below for a discussion of the change in the actuarial present value of Messrs. Paul Marciano and Alberini’s benefits for fiscal 2022. The actuarial present value of Mr. Paul Marciano’s benefit decreased in fiscal 2022 as compared to fiscal 2021 and in fiscal 2020 as compared to fiscal 2019. While the actuarial present value of Mr. Paul Marciano’s benefit increased in fiscal 2021 as compared to fiscal 2020, the reported amount for fiscal 2021 for Mr. Paul Marciano is $0 because he has overall experienced a net loss in the actuarial present value of his accrued pension benefit since fiscal 2012 (as described in more detail under the “Pension Benefits Table—Fiscal 2022” below). Mr. Alberini’s SERP benefit was accrued with respect to his prior service to the Company between 2006 and 2010. He is not accruing any additional SERP benefits with respect to his current service as Chief Executive Officer. For Mr. Alberini, the actuarial present value of his SERP benefit decreased in fiscal 2022 as compared to fiscal 2021 and in fiscal 2021 as compared to fiscal 2020. The actuarial present value of Mr. Alberini’s benefit for fiscal 2020 increased due to (1) a reduction in the discount rate used in determining the present value from 3.75% in fiscal 2019 to 2.5% in fiscal 2020 and (2) Mr. Alberini being one year closer to the commencement of his benefit eligibility. Without these changes to the actuarial present value calculations, the reported increase in SERP benefit value reported for fiscal 2020 for Mr. Alberini would have been zero. The actuarial present value of accrued benefits is based on the RP 2014 Mortality Table with MP 2019 Mortality Projections for fiscal 2020, on the PRI 2012 Mortality Table with MP 2020 Mortality Projections for fiscal 2021, and on the PRI 2012 Mortality Table with MP 2021 Mortality Projections for fiscal 2022; a discount rate of 2.5% for fiscal 2020, 2.25% for fiscal 2021 and 2.75% for fiscal 2022; and an assumed retirement age for Mr. Paul Marciano of 73, and an assumed retirement age for Mr. Alberini of 65. The assumptions used are the same as those used for financial reporting purposes and contained in Note 13 (Defined Benefit Plans) to the Company’s Consolidated Financial Statements, included as part of the Company’s Fiscal 2022 Annual Report on Form 10-K. See the “Pension Benefits Table—Fiscal 2022” below.

No amounts are included in Column (h) for earnings on deferred compensation under the Company’s Non-Qualified Deferred Compensation Plan because the Named Executive Officers do not receive above-market or preferential earnings on compensation that is deferred under this plan. The earnings that the Named Executive Officers received during fiscal 2022 on compensation deferred under the Non-Qualified Deferred Compensation Plan are reported in the “Non-Qualified Deferred Compensation Plan Table—Fiscal 2022” below.

(5)

Amounts shown in Column (i) for fiscal 2022 consist of, for (i) Mr. Paul Marciano, home security ($193,663), automobile expenses, including fuel, maintenance and insurance ($75,565), health insurance related expenses ($35,884), and matching contributions to the Company’s 401(k) Plan (or to Mr. Paul Marciano’s DCP to “make up” for 401(k) match amounts that could not be made to the Company’s 401(k) Plan) ($8,550); (ii) Mr. Alberini, automobile expenses, including fuel, maintenance and insurance ($32,899), health insurance related expenses ($27,463) and matching contributions to the Company’s 401(k) Plan ($8,100); and (iii) Ms. Anderson, health insurance related expenses ($12,394) and a mobile phone fee allowance ($1,200). On occasion, when our Named Executive Officers travel on an aircraft leased or chartered by the Company for business purposes, a personal guest of the executive may accompany the executive by occupying a seat on the aircraft that would otherwise be unoccupied. In these situations, any incremental cost to the Company for the personal air travel is paid for or reimbursed by the executive. During fiscal 2022, Messrs. Paul Marciano and Alberini were each entitled to the use of a Company-provided automobile. Incremental cost to the Company for the use of Company-owned automobiles was calculated based on an Internal Revenue Service formula for valuing the use of Company-owned automobiles. Incremental cost to the Company for each other item included in Column (i) was calculated using the actual cost to the Company (unless otherwise disclosed). As discussed in the “Certain Relationships and Related Transactions” section below, the Company discovered in the fourth quarter of fiscal 2021 that it had erroneously paid the medical expenses of the employees of certain entities controlled by Paul Marciano and Maurice Marciano from approximately 2000 until October 2020 (the “Marciano Offices”). The fact that the Marciano Offices may have realized lower overall expenses in connection with obtaining and administering medical insurance for the employees of the Marciano Offices may itself be considered a perquisite provided by the Company to Paul Marciano and Maurice Marciano, but there was ultimately no associated incremental cost to the Company for providing that benefit for fiscal 2022, fiscal 2021 and fiscal 2020 because the Marciano’s either reimbursed the Company 100% of the aggregate incremental cost to the Company or paid the insurance provider directly in those fiscal years.

(6)	Ms. Anderson resigned from her position as Chief Financial Officer of the Company effective March 31, 2022.

Compensation of Named Executive Officers

The “Summary Compensation Table” above quantifies the value of the different forms of compensation earned by or awarded to our Named Executive Officers in fiscal 2022, fiscal 2021 and fiscal 2020. The primary elements of each Named Executive Officer’s total compensation reported in the table are base salary, long-term equity incentives consisting of stock options, restricted stock and/or restricted stock units and cash incentive compensation. Named Executive Officers also earned or were paid the other benefits listed in Column (i) of the “Summary Compensation Table,” as further described in footnote (5) to the table.

The “Summary Compensation Table” should be read in conjunction with the tables and narrative descriptions that follow. A description of the material terms of each Named Executive Officer’s employment agreement or employment offer letter is provided immediately following this paragraph. The “Grants of Plan-Based Awards in Fiscal 2022” table, and the description of the material terms of the stock options and restricted stock units that follows it, provides information regarding the long-term equity incentives awarded to Named Executive Officers in fiscal 2022. The “Outstanding Equity Awards at Fiscal 2022 Year-End” and “Option Exercises and Stock Vested in Fiscal 2022” tables provide further information on the Named Executive Officers’ potential realizable value and actual realized value with respect to their equity awards. The “Pension Benefits Table—Fiscal 2022” and related description of the material terms of our SERP describe the retirement benefits provided to Messrs. Paul Marciano and Alberini under our SERP. The discussion under “Potential Payments Upon Termination or Change in Control” below is intended to further explain the potential future payments that are, or may become, payable to our Named Executive Officers under certain circumstances.

Description of Employment Agreements

The following is a description of the material terms of the employment agreements and employment offer letters with our Named Executive Officers that were in effect during fiscal 2022. Each of these agreements also provides or provided for severance payments and benefits upon certain terminations of the Named Executive Officer’s employment. See “Potential Payments upon Termination or Change in Control” below for a description of the material terms of these benefits.

Paul Marciano

The Company is not currently party to an employment agreement with Mr. Paul Marciano as his previous employment agreement expired according to its terms on January 30, 2019. Mr. Paul Marciano’s continuing employment with the Company is on an “at-will” basis.

Carlos Alberini

On January 27, 2019, the Company entered into an employment agreement with Carlos Alberini (the “Alberini Employment Agreement”). Subject to certain termination provisions, the Alberini Employment Agreement provided for Mr. Alberini’s employment by the Company as its Chief Executive Officer for a three-year term, with automatic one-year renewals thereafter unless either party provides notice that the term will not be extended. As noted above, the Alberini Employment Agreement was amended in June 2021 to extend the term through June 30, 2025 (with automatic one-year renewals thereafter as noted above).

The Alberini Employment Agreement provides for Mr. Alberini to receive the following compensation and benefits:

•	base salary at the annual rate of $1,200,000 (subject to annual review and increase (but not decrease) by the Compensation Committee);

•

an annual cash incentive opportunity based on the achievement of performance criteria to be established by the Compensation Committee, with his annual threshold, target and maximum cash incentive opportunities to be 100%, 200% and 300%, respectively, of his base salary for the corresponding year;

•

an equity award each year during the term of the agreement, commencing with fiscal 2021 and subject to Mr. Alberini’s continued employment, to be made when the Company sets performance goals for that year for purposes of the Company’s executive compensation programs generally, with the target grant date fair value of such award to be not less than $3,800,000 (with the values based on the grant date fair value of the awards as determined by the Company for its financial reporting purposes); and

•

participation in the Company’s other benefit plans and policies on terms commensurate with his position (including, without limitation, vacation benefits, an automobile provided by the Company and other perquisites), and reimbursement of life insurance premiums up to $10,000 per year.

Kathryn Anderson

On October 23, 2019, the Company entered into an employment offer letter with Kathryn Anderson (the “Anderson Letter”). The Anderson Letter provides for Ms. Anderson to receive the following compensation and benefits:

•	base salary at the annual rate of $550,000;

•

an annual cash incentive opportunity based on the achievement of performance criteria to be established by the Compensation Committee, with her target annual cash opportunity to be 75% of her base salary for the corresponding year;

•

an annual long-term equity incentive opportunity, commencing with fiscal 2021, as determined by the Compensation Committee, with her target annual long-term equity incentive opportunity to be 150% of her base salary (based on the grant date fair value of the awards, and with not less than 40% of such award grant date value to be in the form of restricted stock, restricted stock units, performance stock units, or a combination thereof); and

•	participation in the Company’s other benefit plans and policies on terms commensurate with her position (including, without limitation, vacation benefits and other perquisites).

Grants of Plan-Based Awards in Fiscal 2022

The following table presents information regarding the equity and non-equity incentive awards granted to the Named Executive Officers during fiscal 2022 under the Company’s 2004 Equity Incentive Plan and Bonus Plan. The material terms of each grant are described below under “Description of Plan-Based Awards.”

			Estimated Future Payouts Under Non-Equity Incentive Plan Awards			Estimated Future Payouts Under Equity Incentive Plan Awards			All Other Stock Awards: Number of Shares of Stock or Units (#)	All Other Option Awards: Number of Securities Underlying Options (#)	Exercise or Base Price of Option Awards ($/Sh)	Grant Date Fair Value of Stock and Option Awards ($)(1)
Name	Grant Date		Threshold ($)	Target ($)	Maximum ($)	Threshold (#)	Target (#)	Maximum (#)
(a)	(b)		(c)	(d)	(e)	(f)	(g)	(h)	(i)	(j)	(k)	(l)
Paul Marciano	6/30/2021	(2)	—	—	—	—	170,455	—	—	—	—	4,500,012
	6/30/2021	(3)	1,200,000	2,400,000	3,600,000	—	—	—	—	—	—	—
	6/30/2021	(4)	—	3,000,000	—	—	—	—	—	—	—	—

Carlos Alberini	6/30/2021	(5)	—	—	—	75,000	300,000	300,000	—	—	—	7,061,250
	6/30/2021	(6)	—	—	—	32,363	129,451	194,177	—	—	—	2,300,008
	6/30/2021	(7)	—	—	—	—	56,818	—	—	—	—	1,499,995
	6/30/2021	(3)	1,200,000	2,400,000	3,600,000	—	—	—	—	—	—	—

Kathryn Anderson	6/30/2021	(6)	—	—	—	5,804	23,217	34,826	—	—	—	412,506
	6/30/2021	(7)	—	—	—	—	15,625	—	—	—	—	412,500
	6/30/2021	(3)	206,250	412,500	618,750	—	—	—	—	—	—	—

(1)

The grant date fair value for each equity award reported in Column (l) of the table above was determined in accordance with applicable accounting rules, with the grant date fair value of performance-based awards determined based on the outcome of the performance-based conditions applicable to the awards that we determined to be probable for these purposes at the time of grant of the awards. See note (2) to the “Summary Compensation Table” above.

(2)

The award reported in this row granted to Mr. Paul Marciano during fiscal 2022 consists of restricted stock units that were subject to time- and performance-based vesting requirements. For a description of this award, see “Executive Compensation Program Elements for Fiscal 2022—Long-Term Equity Incentive Awards—Equity Awards for Named Executive Officers for Fiscal 2022—Performance Award for Mr. Paul Marciano” above and the narrative that follows this table.

(3)

Amounts reported in these rows reflect the threshold, target and maximum cash incentive award opportunities for the Named Executive Officers for fiscal 2022, presented using their respective annual base salary levels in effect at the start of the fiscal year. The cash incentive amount awarded to each Named Executive Officer for fiscal 2022 is included in Column (g) of the “Summary Compensation Table”. For more details, see “Executive Compensation Program Elements for Fiscal 2022—Annual Incentive Awards” above.

(4)

Reflects Mr. Paul Marciano’s fiscal 2022 licensing segment revenues incentive opportunity. The amount awarded to Mr. Paul Marciano for fiscal 2022 is included in Column (g) of the “Summary Compensation Table”. For more details, see “Executive Compensation Program Elements for Fiscal 2022—Annual Incentive Awards” above.

(5)

The award reported in this row granted to Mr. Alberini during fiscal 2022 consists of his 2022 Stock Price Award. For a description of this award, see “Executive Compensation Program Elements for Fiscal 2022—Long-Term Equity Incentive Awards— Equity Awards for Named Executive Officers for Fiscal 2022—Stock Price Award for Mr. Alberini” above and the narrative that follows this table.

(6)

The awards reported in these rows granted to Mr. Alberini and Ms. Anderson during fiscal 2022 consist of the 2022 Related TSR Award for each executive. For a description of these awards, see “Executive Compensation Program Elements for Fiscal 2022—Long-Term Equity Incentive Awards—Equity Awards for Named Executive Officers for Fiscal 2022—Relative TSR Performance Awards for Mr. Alberini and Ms. Anderson” above and the narrative that follows this table.

(7)

The awards reported in these rows granted to Mr. Alberini and Ms. Anderson during fiscal 2022 consist of the 2022 Earnings from Operations Award for each executive. For a description of these awards, see “Executive Compensation Program Elements for Fiscal 2022—Long-Term Equity Incentive Awards—Equity Awards for Named Executive Officers for Fiscal 2022—Earnings from Operations Awards for Mr. Alberini and Ms. Anderson” above and the narrative that follows this table.

Description of Plan-Based Awards

The Grants of Plan-Based Awards Table above reflects a cash incentive award opportunity (under a performance-based program based on fiscal 2022 results) for each of the Named Executive Officers. The table also reflects equity awards granted during fiscal 2022 to the Named Executive Officers, in each case as described in more detail below. Each of these awards was granted under, and is subject to the terms of, the 2004 Equity Incentive Plan or the Bonus Plan. The plans are administered by the Compensation Committee. Vesting requirements for these awards discussed in this Proxy Statement generally assume no change in control of the Company occurs and that the executive would not be entitled to any accelerated vesting in connection with a termination of employment. Change in control and accelerated vesting provisions applicable to these awards are discussed below and in the “Potential Payments upon Termination or Change in Control” section below.

Performance-Based Restricted Stock Units

Mr. Paul Marciano 2022 Performance Award. The restricted stock unit award for Mr. Paul Marciano reported in Column (g) of the table above was eligible to vest if the Company achieved the specific performance goals and based on Mr. Paul Marciano’s continued service through the applicable vesting dates. Fifty percent of the award was eligible to vest based on the Company’s earnings from operations from its licensing segment for fiscal 2022 and the remaining 50% of the award was eligible to vest based on the Company’s earnings from operations for fiscal 2022. If both of the performance goals established by the Compensation Committee for the performance period were met, all of the restricted stock units subject to the award would be eligible to vest. If only one of the performance goals established by the Compensation Committee for the performance period was met, then 50% of the restricted stock units subject to the award would be eligible to vest. If neither of the performance goals established by the Compensation Committee for the performance period were met, all of the restricted stock units subject to the award would have been cancelled and terminated as of the last day of the performance period. As described in, “Executive Compensation Program Elements for Fiscal 2022—Long-Term Equity Incentive Awards—Equity Awards for Named Executive Officers for Fiscal 2022—Performance Award for Mr. Paul Marciano” above, the Compensation Committee determined that both performance goals were met for the performance period.

The restricted stock units subject to Mr. Paul Marciano’s award that became eligible to vest based on performance during the performance period will generally vest in three equal installments, with one-third of the stock units vesting on January 30 of 2022, 2023 and 2024. In general and except as noted below, if the executive’s service to the Company terminates for any reason, any restricted stock units subject to the award that have not previously vested will terminate. If the executive’s employment terminates due to the executive’s death or disability, all restricted stock units subject to the award will become fully vested as of the termination date (and if such termination occurs prior to the end of the performance period, the performance requirements will be deemed to have been met). If there is a change in control of the Company prior to the end of the performance period, the performance conditions would be deemed to have been satisfied as of the date of such event and the time-based vesting conditions will continue to apply (except as provided in the next sentence). If there is a change in control of the Company and the then-outstanding and unvested portion of the award is terminated in connection with the transaction (that is, it is not continued following such event or assumed or converted by the successor entity), such portion of the restricted stock units subject to the award will become fully vested as of the date of the change in control.

Mr. Alberini 2022 Special Stock Price Award. Columns (f) through (h) of the table above include an award of restricted stock units granted to Mr. Alberini in June 2021 that is eligible to vest if specified stock price levels for the Common Stock are achieved. The award consists of 300,000 restricted stock units that are eligible to vest in four equal installments, with such installments being scheduled to vest, subject to Mr. Alberini’s continued employment, on the later of (i) achievement of the stock price target for that installment and (ii) the “earliest vesting date” for that installment as reflected in the table below:

Tranche	Stock Price Target	Earliest Vesting Date
A	$35.00	6/30/22
B	$40.00	6/30/23
C	$45.00	6/30/24
D	$50.00	6/30/25

For purposes of this award, stock price is measured based on the average closing price of a share of Company Common Stock over a period of 15 consecutive trading days. To the extent the award has not vested as of June 30, 2025, it will terminate on that date. In the event that, during the performance period and outside of a “Change in Control Window” (which is 12 months prior to, in connection with, or 24 months following a change in control of the Company), Mr. Alberini employment terminates due to a termination by the Company without “cause”, by the executive for “good reason” (as such terms are defined in the executive’s employment agreement or offer letter), or if the executive’s employment is terminated due to the executive’s death or “disability” (as such term is defined in the executive’s employment agreement or offer letter) during the performance period and prior to a change in control, any then-unvested units as to which the applicable stock price target has been met will vest on the executive’s termination date, and any units that remain unvested will terminate. If a change in control of the Company occurs during the performance period, all stock price targets will be deemed met as of the change in control, and any units as to which the earliest vesting date occurs prior to the change in control will vest on the change in control. If the award continues following the change in control or is assumed or converted by the successor entity, the then-unvested units will remain eligible to vest, subject to the executive’s continued employment, on the remaining earliest vesting dates and to accelerated vesting if the executive’s employment terminates within a Change in Control Window due to a termination by the Company without “cause” or by the executive for “good reason”. If the award does not continue following such event or is not assumed or converted by the successor entity, the award will vest in full upon the change in control.

Mr. Alberini and Ms. Anderson 2022 Relative TSR Awards. Columns (f) through (h) of the table above include the restricted stock units subject to the 2022 Relative TSR Awards granted to Mr. Alberini and Ms. Anderson in June 2021. The restricted stock units subject to the awards cover a target number of shares of the Common Stock equal to 129,451 shares (in the case of the award granted to Mr. Alberini) and 23,217 shares (in the case of the award granted to Ms. Anderson), with the number of units subject to the awards that are ultimately eligible to vest being equal to zero to 150% of the target number based upon the Company’s TSR for a performance period commencing on the grant date and ending on the last day of fiscal 2024 relative to the TSRs during that performance period of a peer group of companies selected by the Compensation Committee. If the Company’s TSR ranks at the 50th percentile relative to the peer group for the performance period, the target number of the restricted stock units subject to the awards will be eligible to vest. If the Company’s TSR ranks at the 25th percentile relative to the peer group for the performance period, 25% of the target number of the restricted stock units subject to the awards will be eligible to vest. If the Company’s TSR ranks at the 75th percentile or above relative to the peer group for the performance period, 150% of the target number of the restricted stock units subject to the awards will be eligible to vest. However, in no event will the awards vest as to shares of the Common Stock with a value greater than $11,500,000 (in the case of Mr. Alberini) and $2,062,500 (in the case of Ms. Anderson) determined as of the vesting date. If the Company’s TSR is between these threshold, target and maximum performance levels, the vesting percentage will be determined by linear interpolation between the vesting percentages for those levels. No portion of the awards will vest if the Company’s relative TSR for the performance period is below the 25th percentile. Any restricted stock units subject to the awards that are not deemed eligible to vest based on the Company’s relative TSR will be cancelled and terminated as of the last day of the performance period.

In the event that, during the performance period and outside of a “Change in Control Window” (which is 12 months prior to, in connection with, or 24 months following a change in control of the Company), Mr. Alberini or Ms. Anderson’s employment terminates due to a termination by the Company without “cause”, by the executive for “good reason” (as such terms are defined in the executive’s employment agreement or offer letter) or due to a non-renewal of the term of the employment agreement by the Company (in the case of Mr. Alberini), or if the executive’s employment is terminated due to the executive’s death or “disability” (as such term is defined in the executive’s employment agreement or offer letter) at any time prior to the vesting date, the target number of units will be prorated by multiplying the target number by a fraction, the numerator of which is the number of days the executive was employed during the performance period, and the denominator of which is total number of days in the performance period, and the prorated number of target units would remain outstanding and eligible to vest based on the Company’s relative TSR for the entire performance period. If a change in control of the Company occurs during the performance period, the awards will be eligible to vest as to either the target number of units (if the change in control occurs during fiscal 2022) or based on the Company’s relative TSR for the performance period through the change in control (if the change in control occurs during fiscal 2023 or fiscal 2024). If the award continues following such event or is assumed or converted by the successor entity, the number of units that are eligible to vest will vest on the last day of the original performance period subject to the executive’s continued employment through the vesting date and to accelerated vesting if the executive’s employment terminates within a Change in Control Window due to a termination by the Company without “cause”, by the executive for “good reason”, or due to a non-renewal of the term of the employment agreement by the Company (in the case of Mr. Alberini), without application of the proration described above, or due to the executive’s death or “disability,” with application of the proration described above. Such units will vest upon the change in control if the award is to be terminated in connection with the change in control transaction (that is, the award does not continue following such event and is not assumed or converted by the successor entity).

Mr. Alberini and Ms. Anderson 2022 Earnings from Operations Awards. Column (g) of the table above includes the restricted stock units subject to the 2022 Earnings from Operations Awards granted to Mr. Alberini and Ms. Anderson in June 2021. The restricted stock units subject to the awards cover a number of shares of the Common Stock equal to 56,818 shares (in the case of the award granted to Mr. Alberini) and 15,625 shares (in the case of the award granted to Ms. Anderson). None of these restricted stock units will vest unless the Company achieves a threshold level for earnings from operations for fiscal 2022 established by the Compensation Committee. If the threshold level is achieved, the units subject to the award will vest, subject to the executive’s continued employment, in annual installments (in the case of the award granted to Mr. Alberini, in three installments on January 30 of 2022, 2023 and 2024, and in the case of the award granted to Ms. Anderson, in four installments on January 30 of 2022, 2023, 2024 and 2025). If, during fiscal 2022, either a change in control occurs or the executive’s employment terminates due to death or disability, the earnings from operations threshold shall automatically be deemed satisfied.

Restricted stock units subject to the 2022 Earnings from Operations Awards that are then unvested will generally terminate on a termination of the executive’s employment. However, in the case of Mr. Alberini’s award, if his employment terminates before the last vesting date of the award and outside of a “Change in Control Window” (which is 12 months prior to, in connection with, or 24 months following a change in control of the Company), due to a termination by the Company without “cause”, by Mr. Alberini for “good reason” (as such terms are defined in his employment agreement) or due to a non-renewal of the term of his employment agreement by the Company, or if Mr. Alberini’s employment is terminated due to his death or “disability” (as such term is defined in his employment agreement), the next scheduled vesting installment of his award will vest on a pro-rated basis (unless such installment has previously terminated). If Mr. Alberini’s employment is terminated by the Company without “cause”, by Mr. Alberini for “good reason”, or due to a non-renewal of the term of the employment agreement by the Company that occurs, in each case, during a “Change in Control Window,” Mr. Alberini’s then-unvested units will fully vest.

Each restricted stock unit awarded to the Named Executive Officers represents a contractual right to receive one share of the Common Stock if the applicable vesting requirements are satisfied. These restricted stock units include dividend equivalent rights. If a cash dividend is paid with respect to the Common Stock while any restricted stock units subject to the award are outstanding, the award will be credited with an amount in cash equal to the dividends the award holder would have received if he or she had been the owner of the shares of Company Common Stock subject to the outstanding restricted stock units. Any dividend equivalents credited with respect to an award are subject to the same vesting requirements as the restricted stock units to which they relate.

Non-Equity Incentive Plan Awards

With respect to fiscal 2022 performance, the Company granted non-equity incentive plan award opportunities to its Named Executive Officers as described in note (3) to the table above. In March 2022, the Compensation Committee reviewed the Company’s performance with respect to the pre-established performance goals, certified the level of performance and the resulting awards to the Named Executive Officers for fiscal 2022 as described above under “Executive Compensation Program Elements for Fiscal 2022—Annual Incentive Awards” and as set forth in Column (g) of the “Summary Compensation Table.”

Outstanding Equity Awards at Fiscal 2022 Year-End

The following table presents information regarding the outstanding equity awards held by each Named Executive Officer as of January 29, 2022, including the vesting dates for the awards that had not fully vested as of that date.

			Option Awards(1)				Stock Awards(2)
Name	Grant Date		Number of Securities Underlying Unexercised Options (#) Exercisable	Number of Securities Underlying Unexercised Options (#) Unexercisable	Option Exercise Price ($)	Option Expiration Date	Number of Shares or Units of Stock That Have Not Vested (#)	Market Value of Shares or Units of Stock That Have Not Vested ($)(3)	Equity Incentive Plan Awards: Number of Unearned Shares, Units or Other Rights That Have Not Vested (#)	Equity Incentive Plan Awards: Market or Payout Value of Unearned Shares, Units or Other Rights That Have Not Vested ($)(3)
(a)	(b)		(c)	(d)	(e)	(f)	(g)	(h)	(i)	(j)
Paul Marciano	3/28/2012		56,000	—	$31.36	3/28/2022	—	—	—	—
	4/3/2013		73,400	—	$25.17	4/3/2023	—	—	—	—
	6/20/2019	(4)	—	—	—	—	68,447	1,464,766	—	—
	6/11/2020	(5)	116,053	232,104	$8.64	6/11/2030	—	—	—	—
	6/29/2020	(6)	—	—	—	—	207,254	4,435,236	—	—
	6/30/2021	(7)	—	—	—	—	—	—	170,455	3,647,737

Carlos Alberini	2/20/2019	(8)	300,000	300,000	$21.38	2/20/2029	—	—	—	—
	2/20/2019	(9)	—	—	—	—	125,000	2,675,000	—	—
	6/11/2020	(5)	116,053	232,104	$8.64	6/11/2030	—	—	—	—
	6/29/2020	(10)	—	—	—	—	—	—	540,737	11,571,761
	6/30/2021	(11)	—	—	—	—	—	—	56,818	1,215,905
	6/30/2021	(12)	—	—	—	—	—	—	300,000	6,420,000
	6/30/2021	(13)	—	—	—	—	—	—	194,177	4,155,377

Kathryn Anderson	12/2/2019	(14)	65,000	65,000	$19.15	12/2/2029	—	—	—	—
	12/2/2019	(14)	—	—	—	—	35,000	749,000	—	—
	6/11/2020	(15)	23,936	71,807	$8.64	6/11/2030	—	—	—	—
	6/29/2020	(10)	—	—	—	—	—	—	96,981	2,075,393
	6/30/2021	(16)	—	—	—	—	—	—	15,625	334,375
	6/30/2021	(13)	—	—	—	—	—	—	34,826	745,266

(1)

All options reported in the table above were granted under, and are subject to, the Company’s 2004 Equity Incentive Plan. The option expiration date shown in Column (f) above is the normal expiration date, and the latest date that the options may be exercised. The options may terminate earlier in certain circumstances described above. For each Named Executive Officer, the unexercisable options shown in Column (d) above were unvested as of January 29, 2022 and will generally terminate if the Named Executive Officer’s employment terminates prior to scheduled vesting.

(2)	All stock awards reported in the table above were granted under, and are subject to, the Company’s 2004 Equity Incentive Plan.
(3)

The market value of stock awards reported in Columns (h) and (j) is computed by multiplying the applicable number of shares of stock reported in Columns (g) and (i), respectively, by $21.40, the closing market price of the Common Stock on January 28, 2022, the last trading day of fiscal 2022.

(4)

Under the terms of the award granted to Mr. Paul Marciano in fiscal 2020, since the Company’s earnings from operations derived from the Company’s licensing segment for fiscal 2020 and the Company’s earnings from operations for fiscal 2020 exceeded the pre-established performance threshold, the award will vest in three equal annual installments. One third of the award vested on each of January 30, 2020 and January 30, 2021, and the remaining installment will vest on January 30, 2022.

(5)	Awards vest in three equal installments on each June 11 of 2021, 2022 and 2023.
(6)

Under the terms of the award granted to Mr. Paul Marciano in fiscal 2021, since the Company’s earnings from operations derived from the Company’s licensing segment for fiscal 2021 and the Company’s earnings from operations for fiscal 2021 exceeded the pre-established performance threshold, the award will vest in three equal annual installments. One third of the award vested on January 30, 2021, and the remaining installments will vest on each January 30 of 2022 and 2023.

(7)

Under the terms of the award granted to Mr. Paul Marciano in fiscal 2022, since the Company’s earnings from operations derived from the Company’s licensing segment for fiscal 2022 and the Company’s earnings from operations for fiscal 2022 exceeded the pre-established performance threshold, the award will vest in three equal annual installments. One third of the award will vest on each January 30 of 2022, 2023 and 2024.
(8)

Award vests in four equal installments. One fourth of the award vested on each of February 20, 2020 and February 20, 2021, and the remaining installments will vest on each February 20 of 2022 and 2023.

(9)

Under the terms of the 2020 Revenue Award, since the Company’s total revenue for fiscal 2020 exceeded the pre-established performance threshold, the award will vest in four equal annual installments. One fourth of the award vested on each of February 20, 2020 and February 20, 2021, and the remaining installments will vest on each February 20 of 2022 and 2023.

(10)

Under the terms of the 2021 Relative TSR Awards, these awards are subject to a relative TSR vesting requirement over a three-year performance period consisting of the Company’s 2021, 2022 and 2023 fiscal years. Between zero and 150% of the target number of restricted stock units subject to the awards will vest based on the Company’s TSR compared to the TSRs for a peer group of companies approved by the Compensation Committee for the three year performance period. The numbers reported above reflect the maximum number of units subject to the awards (150% of the target number of units subject to the awards) because, had the performance period ended at the end of fiscal 2021, the number of restricted stock units subject to the awards that would have vested would have exceeded the target level. These awards include a dollar denominated payment cap such that the number of restricted stock units that vest will not exceed the number of restricted stock units determined by dividing a specified dollar amount ($11,500,000 as to Mr. Alberini’s award and $2,062,500 as to Ms. Anderson’s award) by the closing price of a share of the Company’s Common Stock on the applicable vesting date.

(11)

Under the terms of the Earnings from Operations award granted to Mr. Alberini in fiscal 2022, since the Company’s earnings from operations for fiscal 2022 exceeded the pre-established performance threshold, the award will vest in three equal annual installments. One third of the award will vest on each January 30 of 2022, 2023 and 2024.

(12)

Award is eligible to vest in four equal tranches, with a tranche vesting on each of (i) the later of the Company’s stock achieving a market price of $35 and June 30, 2022, (ii) the later of the Company stock’s achieving a market price of $40 and June 30, 2023, (iii) the later of the Company’s stock achieving a market price of $45 and June 30, 2024, and (iv) the later of the Company’s stock achieving a market price of $50 and June 30, 2025, provided that the stock price hurdle for each tranche must be achieved prior to July 1, 2025 and each tranche being subject to Mr. Alberini’s continued employment through the applicable vesting date. Stock price for purposes of determining achievement is the trailing 15 trading day average closing stock price.

(13)

Under the terms of the 2022 Relative TSR Awards, these awards are subject to a relative TSR vesting requirement over a three-year performance period consisting of the Company’s 2022, 2023 and 2023 fiscal years. Between zero and 150% of the target number of restricted stock units subject to the awards will vest based on the Company’s TSR compared to the TSRs for a peer group of companies approved by the Compensation Committee for the three year performance period. The numbers reported above reflect the maximum number of units subject to the awards (150% of the target number of units subject to the awards) because, had the applicable performance period ended at the end of fiscal 2022, the number of restricted stock units subject to the awards that would have vested would have exceeded the target level. These awards include a dollar denominated payment cap such that the number of restricted stock units that vest will not exceed the number of restricted stock units determined by dividing a specified dollar amount ($11,500,000 as to Mr. Alberini’s award and $2,062,500 as to Ms. Anderson’s award) by the closing price of a share of the Company’s Common Stock on the applicable vesting date.

(14)	Awards vest in four equal installments. One fourth of the awards vested on each December 2, 2020, and December 2, 2021, and the remaining installments will vest on each December 2 of and 2023.
(15)	Award vests in four equal installments on each June 11 of 2021, 2022, 2023, and 2024.
(16)

Under the terms of the Earnings from Operations award granted to Ms. Anderson in fiscal 2022, since the Company’s earnings from operations for fiscal 2022 exceeded the pre-established performance threshold, the award would have vested in four equal annual installments. One fourth of the award vested on January 30 of 2022. The balance of this award, as well as each of her other outstanding equity awards that were then unvested, terminated on Ms. Anderson’s separation from employment with the Company on March 31, 2022.

Option Exercises and Stock Vested in Fiscal 2022

The following table presents information regarding (i) the exercise of stock options by Named Executive Officers during fiscal 2022 and (ii) the vesting during fiscal 2022 of stock awards previously granted to the Named Executive Officers.

	Option Awards		Stock Awards
Name	Number of Shares Acquired on Exercise (#)	Value Realized on Exercise ($)(1)	Number of Shares Acquired on Vesting (#)	Value Realized on Vesting ($)(2)
(a)	(b)	(c)	(d)	(e)
Paul Marciano	—	—	194,974	5,168,605
Carlos Alberini	—	—	62,500	1,626,094
Kathryn Anderson	—	—	17,500	413,525

(1)

The dollar amounts shown in Column (c) above for option awards are determined by multiplying (i) the number of shares of the Common Stock to which the exercise of the option related, by (ii) the difference between the per-share closing price of the Common Stock on the date of exercise and the exercise price of the options.
(2)

The dollar amounts shown in Column (e) above for stock awards are the sum of (1) the number of shares that vested multiplied by the per-share closing price of the Common Stock on the vesting date, plus (2) the aggregate cash value of any dividend equivalents received by the executive with respect to the applicable award.

Pension Benefits Table—Fiscal 2022

The following table presents information regarding the present value, computed as of January 29, 2022, of accumulated benefits that may become payable to Messrs. Paul Marciano and Alberini under the Company’s Supplemental Executive Retirement Plan, or SERP, the Company’s only defined benefit pension plan.

Name	Plan Name	Number of Years Credited Services (#)	Present Value of Accumulated Benefit ($)(1)	Payments During Last Fiscal Year ($)(2)
Paul Marciano	SERP	24	25,700,592	—
Carlos Alberini	SERP	9	3,653,237	209,483

(1)

The amount in this Column represents the actuarial present value, computed as of January 29, 2022, of the Named Executive Officer’s accrued aggregate pension benefit with respect to the SERP. The actuarial present value of accrued benefits is based on a discount rate of 2.75%, the PRI 2012 Mortality Table with MP 2021 Mortality Projections and an assumed retirement age of 73 for Mr. Paul Marciano and 65 for Mr. Alberini. The assumptions used are the same as those used for financial reporting purposes and contained in Note 13 (Defined Benefit Plans) to the Company’s Consolidated Financial Statements, included as part of the Company’s Fiscal 2022 Annual Report on Form 10-K. See footnote (4) to the “Summary Compensation Table” above for more information concerning the year-over-year changes to the actuarial present value of the accrued aggregate pension benefits with respect to the SERP.

(2)

Mr. Alberini began receiving SERP benefits in January 2021 with respect to his prior service to the Company ending in June 2010. In light of applicable Internal Revenue Code rules, these payments could not be delayed or deferred without incurring significant tax penalties.

The Company adopted the SERP in 2006 to provide certain selected executives with benefits upon retirement, termination of employment, death, disability or a change in control of the Company, in certain prescribed circumstances. The only executive officers that were participants in the SERP as of January 29, 2022 were Messrs. Paul Marciano and Alberini. Mr. Alberini’s benefit was accrued with respect to his service to the Company between 2006 and 2010. Mr. Alberini is not accruing additional SERP benefits with respect to his current service as Chief Executive Officer.

Annual benefits available under the SERP, or SERP Benefits, are calculated by multiplying the participant’s highest average compensation (including base salary and certain annual cash incentives) during any two of the final three full calendar years of employment by a percentage equal to 2.5% for each year of service, subject to a maximum benefit of 60% of such average compensation for Mr. Paul Marciano. Mr. Paul Marciano is fully vested in his SERP Benefits and has already attained the maximum permitted twenty-four years of service for purposes of calculating SERP Benefits. The highest amount of “compensation” (as defined in the SERP) for Mr. Paul Marciano for any year following 2013 that will be taken into account for purposes of calculating his benefits under the plan will be $6,250,000, and if he retires or otherwise has a termination of employment for any reason other than for cause after January 31, 2016, his “average compensation” for purposes of his SERP benefit will be determined as of January 31, 2016.

As noted above, Mr. Alberini is not accruing additional SERP benefits with respect to his service as Chief Executive Officer. His benefit is calculated based on his accrued service and compensation history when he ceased being the Company’s President and Chief Operating Officer in 2010.

SERP Benefits are generally payable over the lifetime of the participant, subject to the advance election by each participant to receive an actuarial equivalent in the form of a ten- or fifteen-year term-certain life annuity or a joint and 50% survivor annuity. The SERP Benefit amounts will be reduced by the amount of a participant’s estimated Social Security benefits. If a participant retires on or after reaching the age of 65, his SERP Benefit will begin to be paid in the form selected by the participant. If a participant’s employment is terminated prior to reaching the age of 65, his SERP Benefit will cease to accrue and he will begin to be paid in the form selected by the participant, commencing following the attainment of age 65. Upon a participant’s death or disability, the participant or his beneficiaries will generally be entitled to receive a lump sum actuarial equivalent of the applicable SERP Benefit. The SERP provides that if a participant experiences a termination of employment within twelve months following a change in control of the Company, the participant will be entitled to receive a lump sum actuarial equivalent of the applicable SERP Benefit as if such benefit had been completely vested following such termination.

The present value of Mr. Paul Marciano’s accumulated benefit under the SERP at the end of fiscal 2012 was $37,059,275. Changes in actuarial factors have resulted in the present value of Mr. Paul Marciano’s accumulated benefit under the SERP being less than that amount at the end of each fiscal year subsequent to fiscal 2012. In accordance with applicable SEC rules, in years in which the present value of the benefit decreased, such as in fiscal 2022 and fiscal 2020, the change in the present value of the benefit for those fiscal years was reported as $0 (and not the actual amount of the reduction) in the Summary Compensation Table.

Non-Qualified Deferred Compensation Plan Table—Fiscal 2022

The following table sets forth summary information regarding contributions to, earnings on, withdrawals from and account balances under the Company’s Non-Qualified Deferred Compensation Plan, or DCP, for and as of the fiscal year ended January 29, 2022.

Name	Executive Contributions In Last Fiscal Year ($)	Registrant Contributions In Last Fiscal Year ($)(1)	Aggregate Earnings In Last Fiscal Year ($)	Aggregate Withdrawals/ Distributions ($)	Aggregate Balance at Last Fiscal Year End ($)(2)
Paul Marciano	—	450	160,627	—	3,168,130
Carlos Alberini	—	—	—	—	—
Kathryn Anderson	—	—	—	—	—

(1)

There were no discretionary Company contributions with respect to any of the Named Executive Officers during fiscal 2022. The amount in this column represents contributions made by the Company during fiscal 2022 under the terms of the DCP to “make up” for 401(k) match amounts that could not be made to such executive’s account under our tax-qualified 401(k) plan (in which substantially all of our salaried employees are eligible to participate) due to applicable Internal Revenue Code limits. These amounts are also included in Column (i) of the “Summary Compensation Table” above.

(2)

To the extent the executive officers were Named Executive Officers in prior years, the amounts reported in the aggregate balance at last fiscal year end that represented prior base salary and annual cash incentive award deferrals or Company contributions were previously reported as compensation to the Named Executive Officers in our “Summary Compensation Table” as “Salary,” “Non-Equity Incentive Plan Compensation” or “All Other Compensation” in previous years. Amounts reported in the aggregate balance at last fiscal year end that represent earnings in prior years on previously deferred amounts are not reflected in prior period Summary Compensation Tables.

Under the DCP, select employees who satisfy certain eligibility requirements, including each of the Named Executive Officers, and members of the Board may make annual irrevocable elections to defer up to 75% of their base salary, 100% of their annual cash incentive, 100% of their cash compensation earned under any Company long-term incentive plan or 100% of their director fees to be earned during the following calendar year. In addition, the Company makes contributions to “make up” for Company match amounts under the Company’s 401(k) plan that cannot be made to Named Executive Officers because of applicable Internal Revenue Code limits.

Account balances are credited with income, gains and losses based on the performance of investment funds selected by the participant from a list of funds designated by the Company. Participants are at all times 100% vested in the amounts credited to their deferral accounts with respect to their deferrals. Amounts credited with respect to lost 401(k) match amounts are subject to the same vesting requirements provided in the Company’s 401(k) plan and amounts credited with respect to discretionary Company contributions are subject to vesting requirements, if any, imposed on such amounts by the Company. Participants will be eligible to receive distributions of the amounts credited to their accounts at or after their termination of employment, retirement, disability, death, change in control of the Company or upon another previously determined scheduled distribution date, in a lump sum or installments pursuant to elections made under the rules of the DCP. For the Named Executive Officers, Section 409A of the Internal Revenue Code requires that distributions may not occur earlier than six months following the Named Executive Officer’s termination of employment (excluding termination due to disability or death). The DCP is not required to be funded by the Company, until benefits become payable, and participants have an unsecured contractual commitment by the Company to pay the amounts due under the DCP. The Company has purchased corporate-owned life insurance to help offset this liability. The Company did not make any discretionary contributions under the DCP during fiscal 2022.

Potential Payments Upon Termination or Change in Control

The following section describes the benefits that may become payable to each of our Named Executive Officers in connection with a termination of their employment and/or a change in control of the Company. As prescribed by SEC rules, in calculating the amounts of any potential payments to Messrs. Paul Marciano and Alberini and Ms. Anderson described below, we have assumed that the termination and/or change in control occurred on the last business day of fiscal 2022. The benefits described below do not include any amounts with respect to fully vested SERP, DCP or 401(k) benefits or vested and unexercised stock options where no additional benefit is provided thereunder to the Named Executive Officer as a result of a termination or change in control. As reflected in the tables below and as discussed below and in the “Description of Plan-Based Awards” section above, outstanding equity-based awards held by our Named Executive Officers may also be subject to accelerated vesting in certain circumstances in connection with a termination of their employment and/or a change in control.

Paul Marciano

Mr. Paul Marciano would not have been entitled to any severance payment if his employment was terminated and/or a change in control occurred as of the last day of fiscal 2022. Mr. Paul Marciano may be entitled to certain accelerated vesting of outstanding equity awards in connection with certain terminations of his employment and in connection with certain change in control events impacting the Company. See “Description of Plan-Based Awards—Performance-Based Restricted Stock Units” above for a description of the material terms of certain of these benefits. Mr. Paul Marciano also received restricted stock unit awards in fiscal 2020 and fiscal 2021 that had similar accelerated vesting provisions as the restricted stock unit award granted to Mr. Paul Marciano in fiscal 2022.

The following table sets forth the estimated amounts that Mr. Paul Marciano would have become entitled to under the terms of his award agreements evidencing outstanding equity awards had his employment with the Company terminated and/or a change in control of the Company occurred on the last business day of fiscal 2022.

Name	Triggering Event	Value of Accelerated Restricted Stock, Restricted Stock Units and Unvested Options ($)(1)(2)	Total ($)
Paul Marciano	Death / Disability	9,548,380	9,548,380
	Term. Without Cause or Resign for Good Reason (No Change in Control)	—	—
	Change in Control	—	—
	Term. Without Cause or Resign for Good Reason in Connection with Change in Control	—	—

(1)

Represents the intrinsic value of Mr. Paul Marciano’s unvested restricted stock unit awards that would accelerate in the circumstances indicated. The value of unvested restricted stock and stock unit awards is calculated by multiplying $21.40 (the closing price of the Common Stock on the NYSE on January 28, 2022, the last trading day of fiscal 2022) by the number of shares subject to the accelerated portion of the award.

(2)

None of the awards held by Mr. Paul Marciano would automatically vest on a change in control of the Company. This presentation assumes that the awards would be continued following the transaction or assumed or converted by a successor entity. If the awards were to be terminated in connection with the transaction (and not assumed or converted by a successor entity), all of the outstanding and unvested equity awards held by the executive would accelerate. In such circumstances, the value of Mr. Paul Marciano’s awards that would vest in connection with the termination of the awards would be $12,510,027. To the extent the awards accelerated in connection with a termination of the awards, there would be no additional accelerated vesting value with respect to such awards in connection with a termination of employment.

Carlos Alberini

The Alberini Employment Agreement provides that if Mr. Alberini’s employment with the Company is terminated by the Company without “cause” (as defined in the Alberini Employment Agreement), upon expiration of the term of the agreement then in effect by reason of the Company’s delivery of a notice of non-renewal if the Company did not have cause to deliver such non-renewal notice, or by Mr. Alberini for “good reason” (as defined in the Alberini Employment Agreement), Mr. Alberini will be entitled to receive, the following separation benefits: (1) payment of an aggregate amount equal to two times his base salary, with such amount generally payable in 24 substantially equal monthly installments following the termination of employment (or, in the event such termination of employment occurs within 12 months before, upon or within two years after a change in control (as defined in the agreement), lump sum payment of an aggregate amount equal to two times the sum of his base salary and target annual cash incentive); (2) a pro-rata portion of his annual cash incentive for the year in which the termination occurs (pro-rata based on the number of days of employment during the year and based on actual performance for the year had his employment continued through the year); (3) reimbursement of Mr. Alberini’s life insurance premiums of up to $10,000 per year for up to two years; and (4) payment or reimbursement of Mr. Alberini’s premiums to continue healthcare coverage under COBRA for up to 24 months. Mr. Alberini may also be entitled to certain accelerated vesting of outstanding equity awards in connection with certain terminations of his employment and in connection with certain change in control events impacting the Company. See “Description of Plan-Based Awards” above for a description of the material terms of these benefits with respect to Mr. Alberini’s awards granted during fiscal 2022. Mr. Alberini also received equity awards in prior fiscal years that are outstanding and had the following provisions for accelerated vesting:

Fiscal 2020 and Fiscal 2021 Stock Options. In fiscal 2020 and fiscal 2021, Mr. Alberini was granted stock options that vest in annual installments. If Mr. Alberini’s employment is terminated due to his death or “disability” (as defined in his employment agreement), he will vest in a pro-rata portion of his stock options that was scheduled to vest on the next vesting date. If Mr. Alberini’s employment is terminated by the Company without “cause”, by Mr. Alberini for “good reason” (as such terms are defined in his employment agreement), or due to a non-renewal of the term of the employment agreement by the Company, (i) Mr. Alberini’s stock option granted in fiscal 2020 will fully vest and (ii) Mr. Alberini’s stock option granted in fiscal 2021 will vest on a pro-rated basis (or, if such termination occurs during a “change in control window” (defined in the award agreement as 12 months prior to, in connection with, or 12 months following a change in control of the Company) or if a change in control of the Company occurs and the award is not continued or assumed in the transaction, the option will vest in full).

Fiscal 2020 Restricted Stock Unit Award. In fiscal 2020, Mr. Alberini was granted 250,000 restricted stock units that were eligible to vest based on the Company’s total revenue for fiscal 2020 (the “2020 Revenue Award”). The applicable performance condition with respect to the 2020 Revenue Award was met in fiscal 2020 and the award vests in four equal installments, with one-fourth of the stock units vesting on February 20 of 2020, 2021, 2022 and 2023. If the executive’s employment terminates due to the executive’s death or disability (as defined in Mr. Alberini’s employment agreement), the executive will vest in a pro-rata portion of the restricted stock units subject to the award that were scheduled to vest on the next vesting date (and if such termination occurs prior to the end of the performance period, the performance requirements will be deemed to have been met). If Mr. Alberini’s employment is terminated by the Company without “cause”, by Mr. Alberini for “good reason” (as such terms are defined in Mr. Alberini’s employment agreement), or due to a non-renewal of the term of the employment agreement by the Company, Mr. Alberini’s outstanding and unvested restricted stock units will fully vest (and if such termination occurs prior to the end of the performance period, the award shall remain outstanding until the end of the performance period, and if the performance condition is satisfied, the restricted stock units shall vest following the certification by the Compensation Committee of the satisfaction of the performance goal, and if the performance condition is not met, the restricted stock units shall be forfeited).

Fiscal 2021 Relative TSR Award. In fiscal 2021, Mr. Alberini was granted an award of restricted stock units that is eligible to vest based on the Company’s TSR relative to the TSRs of a peer group of companies selected by the Compensation Committee during the performance period of the award. The termination of employment and change in control provisions of this award are similar to the provisions of the 2022 Relative TSR Award granted to Mr. Alberini for fiscal 2022 described above under “Description of Plan-Based Awards—Performance-Based Restricted Stock Units”.

Other Awards. In the event Mr. Alberini’s employment is terminated by the Company without “cause”, by Mr. Alberini for “good reason” (as such terms are defined in his employment agreement), or due to a non-renewal of the term of the employment agreement by the Company, as to each other stock option, restricted stock, restricted stock unit or similar equity award granted to Mr. Alberini by the Company that is then outstanding and otherwise unvested (notwithstanding anything contained in the applicable award agreement or the 2004 Equity Incentive Plan), (a) the equity award will vest as to a pro-rata portion of the number of shares subject to the award covered by the next time and service-based vesting installment applicable to the award that is otherwise scheduled to vest after the date of Mr. Alberini’s termination of employment (pro-rata based on the number of days of employment during the period beginning on the last time and service-based vesting date under the applicable award that occurred prior to the termination of employment and ending on the next time and service-based vesting date under the applicable award that was next scheduled to occur after the termination of employment), and (b) as to an award that is subject to performance-based vesting requirements, the award will remain subject to the applicable performance-based vesting conditions and the pro-rata vesting provided for above will apply only as to the next installment scheduled to vest pursuant to the time and service-based vesting conditions applicable to the award. If, however, such a termination of Mr. Alberini’s employment occurs within 12 months before, upon, or within two years after a change in control, as to each such stock option, restricted stock, restricted stock unit or similar equity award granted to Mr. Alberini by the Company that is then outstanding and otherwise unvested (and did not otherwise accelerate pursuant to the foregoing provisions), the time and service-based vesting condition applicable to the equity award will no longer apply in its entirety, and any performance-based condition and timing of payment of the award will be as provided in the applicable award agreement.

If Mr. Alberini’s employment terminates due to his death or “disability” (as defined in the Alberini Employment Agreement), he will be entitled to receive the following separation benefits: (1) payment of the pro-rata annual cash incentive described above for the year in which his employment terminates except that the pro-rata annual cash incentive will be based on the “target” level of performance for the year and (2) pro-rata accelerated vesting of each of his then outstanding and unvested equity awards as described above.

Mr. Alberini is not entitled to a change in control excise tax gross-up provision under the terms of the Alberini Employment Agreement or any other agreement entered into with the Company. Should Mr. Alberini’s payments, rights or benefits (whether under an employment agreement or any other plan or arrangement) be subject to the excise tax imposed under Sections 280G and 4999 of the Internal Revenue Code, the Alberini Employment Agreement provides that such payments, rights or benefits will be reduced to the extent necessary so that no portion of such payments, rights or benefits will be subject to such excise tax, but only if, by reason of such reduction, the net after-tax benefit received by Mr. Alberini will exceed the net after-tax benefit that he would receive if no such reduction was made.

Mr. Alberini’s right to receive the severance benefits described above is generally subject to his providing a release of claims in favor of the Company.

The following table sets forth the estimated amounts that Mr. Alberini would have become entitled to under the terms of his employment agreement and award agreements evidencing outstanding equity awards had his employment with the Company terminated and/or a change in control of the Company occurred on the last business day of fiscal 2022.

Name	Triggering Event	Cash Severance ($)(1)	Annual Cash Incentive ($)(2)	Medical and Insurance Benefit ($)(3)	Value of Accelerated Restricted Stock, Restricted Stock Units and Unvested Options ($)(4)(5)	Total ($)
Carlos Alberini	Death / Disability	—	3,600,000	—	2,611,488	6,211,488
	Term. Without Cause or Resign for Good Reason (No Change in Control)	2,400,000	3,600,000	74,926	4,031,595	10,106,521
	Change in Control	—	—	—	—	—
	Term. Without Cause or Resign for Good Reason in Connection with Change in Control	7,200,000	3,600,000	74,926	28,079,950	38,954,876

(1)

Represents an amount equal to two times Mr. Alberini’s base salary (or, in the case of a “Term. Without Cause or Resign for Good Reason in Connection with Change in Control,” two times the sum of his base salary and target annual cash incentive).

(2)	Represents the actual cash incentive award paid for fiscal 2022.
(3)	Represents the value of life insurance premium payments and continuing medical coverage for two years following a termination without cause or resignation for good reason.
(4)

Represents the intrinsic value of Mr. Alberini’s unvested stock options and unvested restricted stock unit awards that would accelerate in the circumstances indicated. In the case of unvested stock options, this value is calculated by multiplying (i) the amount (if any) by which $21.40 (the closing price of the Common Stock on the NYSE on January 28, 2022, the last trading day of fiscal 2022) exceeds the per share exercise price of the option, by (ii) the number of shares subject to the accelerated portion of the award. In the case of unvested restricted stock unit awards, this value is calculated by multiplying $21.40 by the number of shares subject to the accelerated portion of the award, and excluding any awards that remained subject to performance-based vesting conditions.

(5)

None of the awards held by Mr. Alberini would automatically vest on a change in control of the Company. This presentation assumes that the awards would be continued following the transaction or assumed or converted by a successor entity. If the awards were to be terminated in connection with the transaction (and not assumed or converted by a successor entity), all of the outstanding and unvested equity awards held by the executive would accelerate. In such circumstances, the value of Mr. Alberini’s awards that would vest in connection with the termination of the awards would be $28,079,950. To the extent the awards accelerated in connection with a termination of the awards, there would be no additional accelerated vesting value with respect to such awards in connection with a termination of employment.

Kathryn Anderson

The Anderson Letter provides that if the Company terminates Ms. Anderson’s employment for reasons other than for cause (as defined in the Anderson Letter) (and other than due to her death or disability) or if Ms. Anderson resigns for good reason (as defined in the Anderson Letter), Ms. Anderson will be entitled to receive, subject to her delivering a release of claims in favor of the Company and compliance with a 24 month post-termination non-solicitation of employees and consultants restrictive covenant, (1) continued payment of her base salary (as severance pay) for one year following the date her employment terminates (or, in the event such termination of employment occurs within three months before, upon or within 18 months after a change in control (as defined in the Anderson Letter) of the Company, lump sum payment of an aggregate amount equal to one and one-half times the sum of her base salary and target annual cash incentive), (2) payment of a pro-rated annual cash incentive for the year of termination (pro-rata based on the number of days of employment during the year and based on actual performance for the year had her employment continued through the year), and (3) payment or reimbursement of her premiums to continue healthcare coverage under COBRA for up to 12 months.

Ms. Anderson may also be entitled to certain accelerated vesting of outstanding equity awards in connection with certain terminations of her employment and in connection with certain change in control events impacting the Company. See “Description of Plan-Based Awards” above for a description of the material terms of these benefits with respect to Ms. Anderson’s awards granted during fiscal 2022. Ms. Anderson also received equity awards in prior fiscal years that are outstanding and had the following provisions for accelerated vesting:

Fiscal 2020 Awards. In fiscal 2020, Ms. Anderson was granted a stock option and an award of restricted stock units, each of which vest in four annual installments. Each of these awards that is then outstanding will vest in full upon a “change in control” of the Company (as such term is defined in Ms. Anderson’s offer letter).

Fiscal 2021 Relative TSR Award. In fiscal 2021, Ms. Anderson was granted an award of restricted stock units that is eligible to vest based on the Company’s TSR relative to the TSRs of a peer group of companies selected by the Compensation Committee during the performance period of the award. The termination of employment and change in control provisions of this award are similar to the provisions of the 2022 Relative TSR Award granted to Ms. Anderson for fiscal 2022 described above under “Description of Plan-Based Awards—Performance-Based Restricted Stock Units”.

Ms. Anderson’s right to receive the severance benefits described above is generally subject to her providing a release of claims in favor of the Company.

The following table sets forth the estimated amounts that Ms. Anderson would have become entitled to under the terms of her employment offer letter and award agreements evidencing outstanding equity awards had her employment with the Company terminated in the circumstances described below and/or a change in control of the Company occurred on the last business day of fiscal 2022.

Name	Triggering Event	Cash Severance ($)(1)	Annual Cash Incentive ($)(2)	Medical and Insurance Benefit ($)(3)	Value of Accelerated Restricted Stock, Restricted Stock Units and Unvested Options ($)(4)(5)	Total ($)
Kathryn Anderson	Death / Disability	—	—	—	—	—
	Term. Without Cause or Resign for Good Reason	550,000	618,750	12,394	—	1,181,144
	Change in Control	—	—	—	895,250	895,250
	Term. Without Cause or Resign for Good Reason in Connection with Change in Control	1,443,750	618,750	12,394	2,654,628	4,729,522

(1)

Represents an amount equal to equal to one times Ms. Anderson’s base salary (or, in the case of a “Term. Without Cause or Resign for Good Reason in Connection with Change in Control,” one and one half times the sum of Mr. Anderson’s base salary and target annual cash incentive).

(2)	Represents Ms. Anderson’s actual fiscal 2022 cash incentive award.
(3)	Represents the value of continuing medical coverage for one year following a termination without cause or resignation for good reason.
(4)

Represents the intrinsic value of Ms. Anderson’s unvested stock options and unvested restricted stock or restricted stock unit awards that would accelerate in the circumstances indicated. In the case of unvested stock options, this value is calculated by multiplying (i) the amount (if any) by which $21.40 (the closing price of the Common Stock on the NYSE on January 28, 2022, the last trading day of fiscal 2022) exceeds the per share exercise price of the option, by (ii) the number of shares subject to the accelerated portion of the award. In the case of unvested restricted stock or restricted stock unit awards, this value is calculated by multiplying $21.40 by the number of shares subject to the accelerated portion of the award, and excluding any awards that remained subject to performance-based vesting conditions.

(5)

As noted above, the equity awards granted to Ms. Anderson in fiscal 2020 generally would, to the extent outstanding and otherwise unvested, accelerate upon a change in control of the Company. None of the awards granted to Ms. Anderson in fiscal 2021 or fiscal 2022 would automatically vest on a change in control of the Company. This presentation assumes that the awards granted in fiscal 2021 and fiscal 2022 would be continued following the transaction or assumed or converted by a successor entity. If the fiscal 2021 and fiscal 2022 awards were to be terminated in connection with the transaction (and not assumed or converted by a successor entity), all of the outstanding and unvested equity awards held by the executive would accelerate. In such circumstances, the value of Ms. Anderson’s awards that would vest in connection with the termination of the awards (including the acceleration of the fiscal 2020 awards) would be $3,905,260. To the extent the awards accelerated in connection with a termination of the awards, there would be no additional accelerated vesting value with respect to such awards in connection with a termination of employment.

Ms. Anderson was not entitled to severance benefits from the Company under the Anderson Letter in connection with her resignation from the Company effective March 31, 2022. However, in connection with her resignation, on March 15, 2022 the Company entered into a transition agreement (the “Transition Agreement”) with Ms. Anderson. Under the Transition Agreement, Ms. Anderson agreed to continue to serve as the Company’s Chief Financial Officer through March 31, 2022, and the Company agreed to pay Ms. Anderson (1) her regular base salary through March 31, 2022, (2) a bonus of $618,750 for the Company’s fiscal year 2022 (which is included in the Summary Compensation Table above), and (3) a total of $150,000 paid in ten monthly installments ($15,000 per installment) beginning in April 2022. Ms. Anderson’s equity awards from the Company that were unvested at the time of her separation from employment were terminated.

CEO Pay-Ratio Disclosure

Pursuant to the Exchange Act, we are required to disclose in this Proxy Statement the ratio of the total annual compensation of our principal executive officer for fiscal 2022, Mr. Alberini, to the median of the total annual compensation of all of our employees (excluding our CEO). Based on SEC rules for this disclosure and applying the methodology described below, we have determined that our CEO’s total compensation for fiscal 2022 was $15,729,716, and the median of the total fiscal 2022 compensation of all of our employees (excluding our CEO) was $23,921. Accordingly, we estimate the ratio of our CEO’s total compensation for fiscal 2022 to the median of the total fiscal 2022 compensation of all of our employees (excluding our CEO) to be 658 to 1.

Applicable SEC rules permit us to use the same median employee in calculating the pay ratio above as the median employee we identified last year in presenting the pay ratio in our proxy statement for our annual meeting of shareholders held in 2021 (the “2021 median employee”) if there have been no changes that we reasonably believe would significantly affect this pay ratio disclosure and to substitute another employee for the median employee in certain circumstances. We believe that there have been no changes to our employee population or compensation arrangements that would result in a significant change to the pay ratio disclosure. However, in fiscal 2022, the 2021 median employee ceased to be employed with the Company. Therefore, as permitted by SEC rules, we are substituting another employee for purposes of this pay ratio disclosure for fiscal 2022. This substitute employee worked in a similar position, had substantially similar compensation arrangements as the 2021 median employee, and would have been the 2021 median employee had the actual 2021 median employee been excluded from the determination. The fiscal 2022 median employee was a part-time, hourly retail stock associate in one of our U.S. store locations.

Once the median employee was identified as described above, that employee’s total annual compensation for fiscal 2022 was determined using the same rules that apply to reporting the compensation of our Named Executive Officers (including our CEO) in the “Total” column of the Summary Compensation Table. The total compensation amounts included in the first paragraph of this pay-ratio disclosure were determined based on that methodology.

This pay ratio is an estimate calculated in a manner consistent with SEC rules based on the methodology described above. The SEC rules for identifying the median compensated employee and calculating the pay ratio based on that employee’s annual total compensation allow companies to adopt a variety of methodologies, to apply certain exclusions, and to make reasonable estimates and assumptions. As such, the pay ratio reported by other companies may not be comparable to the pay ratio reported above, as other companies may have different employment and compensation practices and may utilize different methodologies, exclusions, estimates and assumptions in calculating their own pay ratios.

EQUITY COMPENSATION PLAN INFORMATION

The following table sets forth, for each of the Company’s equity compensation plans, the number of shares of Common Stock subject to outstanding options and restricted stock unit awards, the weighted-average exercise price of outstanding options, and the number of shares remaining available for future award grants, in each case, as of January 29, 2022.

Plan Category	Number of Securities to be Issued Upon Exercise of Outstanding Options, Warrants and Rights		Weighted-Average Exercise Price of Outstanding Options, Warrants and Rights ($)		Number of Securities Remaining Available for Future Issuance Under Equity Compensation Plans (excluding securities reflected in Column (a))
	(a)		(b)		(c)
Equity compensation plans approved by security holders	4,877,248	(1)	$16.5802	(2)	6,915,249	(3)
Equity compensation plans not approved by security holders	—		—		—
Total	4,893,135		$16.5802		6,915,249

(1)

Of these shares, 3,097,158 shares were subject to outstanding stock options and 1,780,090 shares were subject to outstanding restricted stock units. This number does not include 495,503 shares that were subject to then-outstanding, but unvested, restricted stock awards. The 1,780,090 shares subject to outstanding restricted stock unit awards includes outstanding restricted stock unit awards subject to performance-based vesting conditions assuming that the “target” level of performance was attained.

(2)	This weighted-average exercise price does not reflect the 1,780,735 shares that will be issued upon the vesting of outstanding restricted stock units.
(3)

Of these shares, (i) 3,955,910 shares were available for future issuance under stock options, SARs, restricted stock awards, stock units, performance share awards or performance units under the Company’s 2004 Equity Incentive Plan (the terms of which provide that shares issued in respect of any “full-value award” (which includes awards other than options and stock appreciation rights) will be counted as 3.54 shares for every 1 share actually issued in connection with the award), (ii) 2,718,398 shares were available for future issuance pursuant to the Company’s 2002 Employee Stock Purchase Plan and (iii) 240,941 shares were available for future issuance under restricted stock and restricted stock unit awards under the Company’s Director Plan. This table does not reflect the [1,200,000] additional shares that will be available under the 2004 Equity Incentive Plan if shareholders approve Proposal No. 4 at the Annual Meeting, and if shareholders approve Proposal No. 4, no new awards will be granted under the Director Plan.

SECURITY OWNERSHIP OF CERTAIN

BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth certain information available to the Company as of the Record Date, March 23, 2022, with respect to shares of Common Stock held by (i) each director, including the nominees for election at the Annual Meeting, (ii) our Named Executive Officers (as defined under “Executive and Director Compensation—Compensation Discussion and Analysis” above), (iii) all of our directors, and our executive officers as a group and (iv) each person believed by us to beneficially own more than 5% of our outstanding shares of Common Stock.

	Beneficial Ownership of Common Stock
Name of Beneficial Owner(1)	Number of Shares	Percent of Class(2)
Maurice Marciano(3)	11,565,034	19.3%
Paul Marciano(4)	13,325,715	22.2%
Carlos Alberini(5)	1,497,302	2.5%
Anthony Chidoni(5)	201,706	*
Laurie Ann Goldman(5)	28,350	*
Cynthia Livingston(5)	22,176	*
Deborah Weinswig(5)	28,350	*
Alex Yemenidjian(5)	142,172	*
Kathryn Anderson(5)(6)	149,416	*
All directors, director nominees and executive officers as a group (9 persons)(7)	26,960,221	44.4%
BlackRock, Inc.(8) 55 East 52nd Street, New York, New York, 10055	6,583,720	11.0%
Dimensional Fund Advisors LP(9) Building One, 6300 Bee Cave Road, Austin, Texas, 78746	3,920,174	6.6%
FMR LLC(10) 245 Summer Street, Boston, Massachusetts, 02210	3,307,290	5.5%
The Vanguard Group(11) 100 Vanguard Boulevard, Malvern, Pennsylvania, 19355	4,370,874	7.3%

*	Less than 1.0%
(1)

Except as described below and subject to applicable community property laws and similar laws, each person listed above has sole voting and investment power with respect to such shares. This table is based upon information supplied by officers, directors and principal shareholders. Except as indicated above, the business address for each person is: c/o Guess?, Inc., 1444 South Alameda Street, Los Angeles, California 90021.

(2)

The number of shares outstanding used in calculating the percentages for each person includes shares that may be acquired by such person upon the exercise of options exercisable within 60 days of March 23, 2022 but excludes shares underlying options held by any other person. The percent of beneficial ownership is based on 59,768,691 shares of Common Stock outstanding on March 23, 2022.

(3)

Includes shares of Common Stock beneficially owned by Maurice Marciano as follows: 2,977 shares held directly (with respect to which he has shared voting and investment power); 4,614,286 shares held indirectly through the Maurice Marciano Trust (with respect to which he has shared voting and investment power); 103,801 shares held indirectly through Next Step Capital LLC (with respect to which he has shared voting power over 11,400 shares, no voting power over the remainder, and shared investment power); 554,940 shares held indirectly through Next Step Capital II, LLC (with respect to which he has shared voting power over 277,470 shares, no voting power over the remainder, and shared investment power); 70 shares held indirectly through the Maurice Marciano Gift Trust FBO Caroline Marciano (with respect to which he has shared voting and investment power); 1,652,650 shares held indirectly through MM CRUT,

LLC (with respect to which he has shared voting and investment power); 712,400 shares held indirectly through MM CRUT II, LLC (with respect to which he has shared voting and investment power); 1,500,000 shares held indirectly through Carolem Capital, LLC (with respect to which he has shared voting power over 375,000 shares, no voting power over the remainder, and shared investment power); 1,623,834 shares held indirectly through Maurice Marciano Charitable Remainder Unitrust II (with respect to which he has shared voting and investment power); 264,384 shares held indirectly through G2 Trust (with respect to which he has shared voting and investment power); 136,201 shares held indirectly through Exempt G2 Trust (with respect to which he has shared voting and investment power); 349,491 shares held indirectly through MM 2020 Exempt Trust (with respect to which he has no voting power and shared investment power); and 50,000 shares held indirectly through the Maurice Marciano Family Foundation (with respect to which he has shared voting and investment power). Amounts include 2,000,000 shares pledged as security under revolving lines of credit as of March 23, 2022. To avoid double counting shares for purposes of this table, total holdings do not include the following amounts shown in the holdings of Paul Marciano in footnote (4) below: 170,666 shares held by G Financial Holdings LLC (with respect to which Maurice Marciano has shared voting power and no investment power); and 339,005 shares held by G Financial Holdings II, LLC (with respect to which Maurice Marciano has shared voting power and no investment power).
(4)

Includes shares of Common Stock beneficially owned by Paul Marciano as follows: 10,478,105 shares held indirectly through the Paul Marciano Trust; 234,500 shares held indirectly through the Paul Marciano Foundation; 1,381,700 shares held indirectly through NRG Capital Holdings, LLC (with respect to which he has sole voting power over 345,425 shares and no voting power over the remainder); 170,666 shares held indirectly through G Financial Holdings, LLC (with respect to which he has no voting power); 339,005 shares held indirectly through G Financial Holdings II, LLC (with respect to which he has no voting power); 105,977 shares held indirectly through Exempt Gift Trust under the Next Step Trust; 370,309 shares held indirectly through the Nonexempt Gift Trust under the Next Step Trust; and 245,453 shares that may be acquired upon the exercise of options exercisable within 60 days of March 23, 2022. Amounts include 2,000,000 shares pledged as security under revolving lines of credit as of March 23, 2022. Amounts exclude 217,264 restricted stock units subject to time-based vesting restrictions. To avoid double counting shares for purposes of this table, total holdings do not include the following amounts shown in the holdings of Maurice Marciano in footnote (3) above: 2,977 shares held directly by Maurice Marciano (with respect to which Paul Marciano has shared voting and investment power); 4,614,286 shares held by the Maurice Marciano Trust LLC (with respect to which Paul Marciano has shared voting and investment power); 103,801 shares held by Next Step Capital LLC (with respect to which Paul Marciano has shared voting power over 11,400 shares, sole voting power over 92,401 shares, and shared investment power); 554,940 shares held by Next Step Capital II, LLC (with respect to which Paul Marciano has shared voting power over 277,470 shares, sole voting power over 277,470 shares, and shared investment power); 1,500,000 shares held indirectly through Carolem Capital, LLC (with respect to which Paul Marciano has shared voting power over 375,000 shares, sole voting power over 1,125,000 shares, and shared investment power); and 349,491 shares held by MM 2020 Exempt Trust (with respect to which Paul Marciano has sole voting power and no investment power).

(5)

Includes shares of Common Stock that may be acquired upon the exercise of options exercisable within 60 days of March 23, 2022, as follows: Carlos Alberini, 566,053 shares (Mr. Alberini’s amounts do not include an additional 890,320 restricted stock units subject to performance and time-based vesting restrictions); Anthony Chidoni, no shares (Mr. Chidoni’s amounts include 50,000 shares pledged as security under a revolving line of credit); Laurie Ann Goldman, no shares; Cynthia Livingston, no shares; Deborah Weinswig, no shares; Alex Yemenidjian, no shares; and Kathryn Anderson, 88,936 shares (Ms. Anderson’s amounts do not include an additional 99,589 restricted stock units subject to performance and time-based vesting restrictions).

(6)

Ms. Anderson’s resignation as Chief Financial Officer was announced on March 16, 2022, to be effective as of March 31, 2022. with Mr. Secor’s appointment as Interim Chief Financial Officer to be effective as of April 1, 2022.

(7)	Includes: 900,442 shares of Common Stock that may be acquired upon the exercise of options within 60 days of March 23, 2022.

(8)

With respect to information relating to BlackRock, Inc., we have relied solely on information supplied by such entity on a Schedule 13G/A filed with the SEC on March 8, 2022. According to the Schedule 13G/A, as of December 31, 2021, BlackRock, Inc. reported sole voting power with respect to 6,453,169.

(9)

With respect to information relating to Dimensional Fund Advisors LP, we have relied solely on information supplied by such entity on a Schedule 13G/A filed with the SEC on February 8, 2022. According to the Schedule 13G/A, as of December 31, 2021, Dimensional Fund Advisors LP reported sole voting power with respect to 3,832,479 shares.

(10)

With respect to information relating to FMR LLC, we have relied solely on information supplied by such entity on a Schedule 13G/A filed with the SEC on February 9, 2022. According to the Schedule 13G/A, as of December 31, 2021, FMR LLC reported no sole or shared voting power with respect to any of the shares.

(11)

With respect to information relating to The Vanguard Group, we have relied solely on information supplied by such entity on a Schedule 13G/A filed with the SEC on February 10, 2022. According to the Schedule 13G/A, as of December 31, 2021, The Vanguard Group reported sole voting power with respect to no shares, shared voting power with respect to 49,719 shares, sole investment power with respect to 4,292,514 shares and shared investment power with respect to 78,360 shares.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

Under our written Related Person Transactions Policy, a related person transaction (as defined below) may be consummated or may continue only if the Audit Committee approves or ratifies the transaction in accordance with the guidelines set forth in the policy. The policy applies to: (i) any person who is, or at any time since the beginning of our last fiscal year was, a director or executive officer, (ii) any person who is known to be the owner of 5% or more of any class of our voting securities, (iii) any immediate family member, as defined in the policy, of any of the foregoing persons, and (iv) any entity in which any of the foregoing persons is an officer, general partner or otherwise controls such entity. “Related person transaction” is defined in the policy as a transaction, arrangement or relationship, or series of similar transactions, arrangements or relationships, in which (a) the Company was or is to be a party or a participant, (b) the amount involved exceeds or reasonably can be expected to exceed $120,000, and (c) any of the foregoing persons had or will have a direct or indirect material interest.

All directors and executive officers are required under the Related Person Transactions Policy to notify the Company’s General Counsel of any potential or actual related person transaction as soon as they become aware of any such transaction. The General Counsel then presents any related person transactions to the Audit Committee for consideration. Among other relevant factors, the Audit Committee may consider the following: (i) the size and materiality of the transaction and the amount of consideration payable to a related person, (ii) the nature of the interest of the applicable related person, (iii) whether the transaction may involve a conflict of interest, (iv) whether the transaction involves the provision of goods or services to the Company that are readily available from unaffiliated third parties upon better terms, and (v) whether there are business reasons to enter into the transaction.

The Company and its subsidiaries periodically enter into transactions with other entities or individuals that are considered related parties, including certain transactions with entities owned by, affiliated with, or for the respective benefit of Paul Marciano, who is an executive and member of the Board of the Company, and Maurice Marciano, who is also a member of the Board, and certain of their children (the “Marciano Entities”).

Leases

The Company leases warehouse and administrative facilities, including the Company’s North American corporate headquarters in Los Angeles, California, from partnerships affiliated with the Marciano Entities and certain of their affiliates. There were four of these leases in effect as of January 29, 2022 with expiration or option exercise dates ranging from calendar years 2023 to 2030.

During the first quarter of fiscal 2022, the Company entered into a nine-year lease extension with the related party landlord for its existing office location in Paris, France, which includes a Company option for early termination at the end of the third and sixth years. The lease has standard terms with a quarterly base charge plus a variable charge aggregating approximately €0.9 million (US$1.0 million) per year (with subsequent annual rent adjustments based on a specified price index). All other material terms in the previously existing Paris lease remain the same.

During the second quarter of fiscal 2022, the Company entered into a lease amendment with the related party landlord for its existing warehouse and administrative facilities in Montreal, Quebec. The amendment extended the lease term through August 2023 at a base rent of approximately CAD$0.6 million (US$0.5 million) per year. All other material terms in the previously existing Canada lease remain the same.

Aggregate lease costs recorded under the four related party leases for fiscal 2022, fiscal 2021 and fiscal 2020 were $8.5 million, $6.3 million and $5.1 million, respectively. The Company believes that the terms of the related party leases have not been significantly affected by the fact that the Company and the lessors are related.

Employment of Family Member

Nicolai Marciano, the son of Paul Marciano, is employed by the Company as Director of Specialty Marketing & Brand Partnerships. For fiscal 2022, Mr. Nicolai Marciano received $199,615 in base salary and an $80,000 annual incentive award (paid in accordance with the Company’s Bonus Plan during the first quarter of fiscal 2023 with respect to fiscal 2022 performance). Mr. Nicolai Marciano was entitled to participate during fiscal 2022 in the retirement, health and welfare benefit plans generally available to other salaried employees of the Company. In addition, the Company granted Mr. Nicolai Marciano, on April 13, 2021, 4,300 shares of restricted Company Common Stock that is scheduled to vest, subject to his continued employment through the applicable vesting date, in equal 25% installments on January 5 of 2022, 2023, 2024 and 2025.

Aircraft Arrangements

The Company periodically charters aircraft owned by the Marciano Entities through informal arrangements with the Marciano Entities and independent third-party management companies contracted by such Marciano Entities to manage their aircraft. The total fees paid under these arrangements for fiscal 2022, fiscal 2021 and fiscal 2020 were approximately $3.5 million, $2.8 million and $0.4 million, respectively.

Minority Investment

The Company owns a 30% interest in a privately-held men’s footwear company (the “Footwear Company”) in which the Marciano Entities own a 45% interest. In December 2020, the Company provided the Footwear Company with a revolving credit facility for $2.0 million, which provides for an annual interest rate of 2.75% and matures in November 2023. As of both January 29, 2022 and January 30, 2021, the Company had a note receivable of $0.2 million included in other assets in its consolidated balance sheet related to outstanding borrowings by the Footwear Company under this revolving credit facility.

Vendor Purchases

The Company purchases faux fur products from a privately-held fashion accessories company (the “Fashion Company”). Mr. Maurice Marciano, Mr. Paul Marciano and Mr. Carlos Alberini own on a combined basis 20% of the outstanding common equity interests in the Fashion Company (with the Marcianos jointly owning 16% and Mr. Alberini owning 4%). The total payments made by the Company to the Fashion Company during fiscal 2022 was approximately $4.5 million. The Company believes that the price paid by the Company for the Fashion Company’s products and the terms of the transactions between the Company and the Fashion Company have not been affected by this passive investment of Messrs. Marciano and Mr. Alberini in the Fashion Company.

Healthcare Claim Payments

In the fourth quarter of fiscal 2021, the Company discovered that, as part of its self-funded medical insurance program covering employees of all of the Company’s U.S. entities, it had erroneously paid the medical expenses of the employees of certain entities controlled by Paul Marciano and Maurice Marciano (collectively the “Marciano Offices”) from approximately 2000 until October 2020. The incremental cost to the Company arising from paying the medical expenses of the employees of the Marciano Offices for fiscal 2021 and fiscal 2020 was approximately $671,000 and $700,000, respectively. For the five-year period from fiscal 2015 through fiscal 2019, the aggregate incremental cost was approximately $1.8 million. The Company estimates that the aggregate incremental cost for the 14-year period prior to fiscal 2015 was $2.1 million. The Company believes its estimation method fairly approximates the Company’s incremental cost of paying the medical expenses of the employees of the Marciano Offices for the years 2000 to 2013 in which actual employment and medical expense data for the employees of the Marciano Offices are not available. The Company had expensed all such amounts as part of its periodic recording of related medical claims.

Upon becoming aware of the situation, the Company promptly discontinued covering the costs of the medical expenses of the employees of the Marciano Offices, and Paul Marciano and Maurice Marciano reimbursed the Company $2.7 million: (a) $1.9 million for the medical expenses of the employees of the Marciano Offices in fiscal 2021, fiscal 2020 and fiscal 2019, an amount equal to 100% of the aggregate incremental cost to the Company in those fiscal years plus accrued interest, and (b) $0.8 million for the medical expenses of the employees of the Marciano Offices for prior periods. The Company believes the out of period impacts to expense for the current and prior years were immaterial, and therefore recorded the cumulative correction in the current year. The fact that the Marciano Offices may have realized lower overall expenses in connection with obtaining and administering medical insurance for the employees of the Marciano Offices may itself be considered a perquisite inadvertently provided by the Company to Paul Marciano and Maurice Marciano, but there was ultimately no associated incremental cost to the Company for providing that benefit in fiscal 2022, fiscal 2021 and fiscal 2020 because the Marcianos either reimbursed the Company 100% of the aggregate incremental cost to the Company or paid the insurance provider directly in those fiscal years.

THE BOARD OF DIRECTORS

[            ], 2022

APPENDIX A

GUESS?, INC.

2004 EQUITY INCENTIVE PLAN

(Amended and Restated as of March 26, 2022)

1.    Purpose. The purposes of the Guess?, Inc. 2004 Equity Incentive Plan (the “Plan”) are to attract, retain and motivate officers and other key employees, directors and consultants of Guess?, Inc., a Delaware corporation (the “Company”), and its Subsidiaries (as hereinafter defined), to compensate them for their contributions to the growth and profits of the Company and to encourage ownership by them of stock of the Company.

2.    Definitions. For purposes of the Plan, the following terms shall be defined as follows:

“Affiliate” and “Associate” have the respective meanings ascribed to such terms in Rule 12b-2 promulgated under the Exchange Act.

“Award” means an award made pursuant to the terms of the Plan to an Eligible Individual (as hereinafter defined) in the form of Stock Options, Restricted Stock Awards, Stock Units, Performance Share Awards, Performance Units, Stock Appreciation Rights, or Dividend Equivalent Rights.

“Award Agreement” means a written or electronic award agreement or notice evidencing the terms of an Award in a form approved by the Committee and, in each case and if and to the extent required by the Committee, which is executed or otherwise electronically accepted by the Participant and by an officer on behalf of the Company in such form and manner as the Committee may require, and containing such terms and conditions as the Committee deems appropriate and that are not inconsistent with the terms of the Plan.

“Beneficial Owner” has the meaning ascribed to such term in Rule 13d-3 promulgated under the Exchange Act.

“Board” means the Board of Directors of the Company.

“Change in Control” of the Company shall be deemed to have occurred when:

(A)    any Person (other than (x) the Company, any Subsidiary of the Company, any employee benefit plan of the Company or of any Subsidiary of the Company, or any person or entity organized, appointed or established by the Company or any Subsidiary of the Company for or pursuant to the terms of any such plan or (y) Maurice Marciano or Paul Marciano, the members of their families, their respective estates, spouses, heirs and any trust of which any one or more of the foregoing are the trustors, the trustees and/or the beneficiaries, or any other entity controlled by one or more of them (collectively, such persons, estates, trusts, and entities referred to in this clause (y) the “Permitted Holders”)), alone or together with its Affiliates and Associates (collectively, an “Acquiring Person”) shall become the Beneficial Owner of both (i) thirty-five percent (35%) or more of the then outstanding shares of Common Stock or the Combined Voting Power of the Company (except pursuant to an offer for all outstanding shares of Common Stock at a price and upon such terms and conditions as a majority of the Continuing Directors determine to be in the best interests of the Company and its shareholders (other than an Acquiring Person on whose behalf the offer is being made)) and (ii) more shares of Common Stock or more Combined Voting Power of the Company than are at such time Beneficially Owned by the Permitted Holders;

(B)    during any period of two consecutive years, individuals who at the beginning of such period constitute the Board, and any new director (other than a director who is a representative or nominee of an Acquiring Person) whose election by the Board or nomination for election by the Company’s shareholders was approved by a vote of at least a majority of the directors then still in office who either were directors at the beginning of the period or whose election or nomination for election was previously so approved (collectively, the “Continuing Directors”) cease for any reason to constitute a majority of the Board;

(C)    there is a merger or consolidation of the Company with any other corporation, other than a merger or consolidation which would result in the voting securities of the Company outstanding immediately prior thereto continuing to represent (either by remaining outstanding or by being converted into voting securities of the Surviving Entity (as defined in Section 17 hereof) or any Parent of such Surviving Entity) more than 50% of the Combined Voting Power of the Company, such Surviving Entity or the Parent of such Surviving Entity outstanding immediately after such merger or consolidation; or

(D)    there is a complete liquidation or dissolution of the Company or all or substantially all of the Company’s assets are sold;

provided, however, that a Change in Control shall not be deemed to have occurred in the event of (x) a sale or conveyance in which the Company continues as a holding company of an entity or entities that conduct all or substantially all of the business or businesses formerly conducted by the Company or (y) any transaction undertaken for the purpose of incorporating the Company under the laws of another jurisdiction, if such transaction does not materially affect the beneficial ownership of the Company’s capital stock. The foregoing definition of “Change in Control” shall be effective as to Awards granted on or after May 19, 2017. “Change in Control” for purposes of Awards granted prior to May 19, 2017, as well as any employment agreement entered into by the Company prior to May 19, 2017 that uses the term “Change in Control” as defined in the Plan, shall have the meaning given to such term in the Plan as in effect immediately prior to that date.

“Code” means the Internal Revenue Code of 1986, as amended, and the applicable rulings and regulations thereunder.

“Combined Voting Power” means the combined voting power of the Company’s then outstanding voting securities.

“Committee” means the Compensation Committee of the Board, any successor committee thereto or any other committee appointed by the Board (or a subcommittee appointed by another committee acting within its delegated authority) to administer the Plan; provided that, as to Section 13 and any Award granted to an individual who, at the time of grant of the Award, is a Non-Employee Director, the Committee shall mean the Board. The Committee shall consist of at least two directors or such number of directors as may be required under applicable law and shall serve at the pleasure of the Board. The Board or another committee (within its delegated authority) may delegate different levels of authority to different committees or persons with administrative and grant authority under this Plan, and the Board may also take any action within the authority of such a Committee. “Committee” shall also mean the Board, if and to the extent the Board assumes administration of the Plan.

“Common Stock” means the Common Stock, par value $.01 per share, of the Company and such other securities or property as may become the subject of Awards under this Plan, or may become subject to such Awards, pursuant to an adjustment made under Section 16(b) of the Plan.

“Disability” means, with respect to any Participant and unless otherwise provided by the Committee in the applicable Award Agreement, (i) a “total and permanent disability” within the meaning of Section 22(e)(3) of the Code with respect to Incentive Stock Options and, (ii) with respect to Awards other than Incentive Stock Options, that as a result of incapacity due to physical or mental illness, such Participant is, or is reasonably likely to become, unable to perform his or her duties for more than six (6) consecutive months or six (6) months in the aggregate during any twelve (12) month period.

“Eligibility Date” means each annual meeting of the Company’s shareholders at which one or more individuals are to be elected to the Board, commencing with the annual meeting of the Company’s shareholders in calendar year 2022.

“Eligible Individuals” means the individuals described in Section 7 who are eligible for Awards under the Plan.

“Exchange Act” means the Securities Exchange Act of 1934, as amended, and the applicable rules and regulations thereunder.

“Fair Market Value” means, on any given date, the closing price of the shares of Common Stock, as reported on the New York Stock Exchange for such date or, if Common Stock was not traded on such date, on the next preceding day on which Common Stock was traded; provided that if the Common Stock is not then traded on the New York Stock Exchange, Fair Market Value means the fair market value thereof as of the relevant date of determination as determined in accordance with a valuation methodology approved by the Committee.

“Full-Value Award” means any Award under this Plan that is not a Stock Option or Stock Appreciation Right.

“Incentive Stock Option” means a Stock Option which is an “incentive stock option” within the meaning of Section 422 of the Code and designated by the Committee as an Incentive Stock Option in an Award Agreement.

“Non-Employee Director” means a member of the Board who is not employed by the Company or any of its Subsidiaries.

“Nonqualified Stock Option” means a Stock Option which is not an Incentive Stock Option.

“Parent” means any corporation which is a “parent corporation” within the meaning of Section 424(e) of the Code with respect to the relevant entity.

“Participant” means an Eligible Individual to whom an Award has been granted under the Plan.

“Performance Share Award” means a conditional Award of shares of Common Stock granted to an Eligible Individual pursuant to Section 11 hereof.

“Performance Unit” means a conditional Award to receive all or some portion of the appreciation on shares of Common Stock granted to an Eligible Individual pursuant to Section 12 hereof.

“Person” means any person, entity or “group” within the meaning of Section 13(d)(3) or Section 14(d)(2) of the Exchange Act.

“Restricted Stock Award” means an Award of shares of Common Stock granted to an Eligible Individual pursuant to Section 9 hereof.

“Restricted Stock Unit” means a Stock Unit subject to such conditions on vesting and payout as the Committee may determine.

“Retirement” means retirement from active employment with the Company and its Subsidiaries on or after the attainment of age 55, or such other retirement date as may be approved by the Committee for purposes of the Plan and specified in the applicable Award Agreement.

“Securities Act” means the Securities Act of 1933, as amended, and the applicable rules and regulations thereunder.

“Stock Appreciation Right” means an Award to receive all or some portion of the appreciation on shares of Common Stock granted to an Eligible Individual pursuant to Section 10 hereof.

“Stock Option” means an Award to purchase shares of Common Stock granted to an Eligible Individual pursuant to Section 8 hereof.

“Stock Unit” means a bookkeeping entry that serves as a unit of measurement relative to a share of Common Stock for purposes of determining the payment of the Stock Unit grant.

“Subsidiary” means (i) with respect to an Incentive Stock Option, any corporation which is a “subsidiary corporation” within the meaning of Section 424(f) of the Code with respect to the Company or (ii) any other corporation or other entity in which the Company, directly or indirectly, has an equity or similar interest and which the Committee designates as a Subsidiary for the purposes of the Plan.

“Ten Percent Shareholder” means an Eligible Individual who, at the time an Incentive Stock Option is to be granted to him or her, owns (within the meaning of Section 422(b)(6) of the Code) stock possessing more than ten percent (10%) of the total combined voting power of all classes of stock of the Company, or of a Parent or a Subsidiary.

“2022 Annual Meeting Date” means the date that shareholders approve the 2022 amendment and restatement of the Plan.

3.    Administration of the Plan.

(a)    The Plan shall be administered by the Committee. Award grants, and transactions in or involving Awards, intended to be exempt under Rule 16b-3 under the Exchange Act, should be duly and timely authorized by the Board or a committee consisting solely of two or more directors each of whom the Board has determined is a non-employee director (as this requirement is applied under Rule 16b-3 promulgated under the Exchange Act). To the extent required by any applicable listing agency, this Plan shall be administered by a committee composed entirely of directors each of whom the Board has determined is an independent director (within the meaning of the applicable listing agency). However, the failure to satisfy any requirement set forth in the preceding two sentences shall not affect the validity of any action of any committee otherwise duly authorized and acting in the matter.

(b)    The Committee shall have full power and authority, subject to the express provisions hereof (including the no repricing provision below), to do all things necessary or desirable in connection with the authorization of awards and the administration of this Plan, including, without limitation, the authority (i) to determine eligibility and select Participants from the Eligible Individuals, (ii) to determine the type and form of Awards to be granted and to grant Awards in accordance with the Plan, (iii) to determine the number of Shares subject to each Award or the cash amount payable in connection with an Award, (iv) to determine the price (if any) at which securities will be offered or awarded (in the case of securities-based awards) and to determine the form in which such price may be paid (which may include any form of consideration permitted by applicable law including, without limitation, services rendered), (v) to determine the terms and conditions of each Award, including, without limitation, those related to any vesting, forfeiture, payment or exercisability provisions, and including the authority to grant an Award that is fully-vested at grant, (vi) to amend the terms and conditions of an Award, waive any right of the Company with respect to an Award, accelerate, waive or extend the vesting or exercisability, or modify or extend the term of, any or all outstanding Awards (in the case of Stock Options and Stock Appreciation Rights, within the maximum term of such awards) in such circumstances as the Committee may deem appropriate (including, without limitation, in connection with a retirement or other termination of employment or services), subject to any required Participant consent under Section 18, (vii) to specify and approve the form and provisions of the Award Agreements delivered to Participants in connection with their Awards, (viii) to determine whether, and the extent to which, adjustments are required pursuant to Section 16 and to take any actions it may determine to be advisable pursuant to Section 17, (ix) to acquire or settle rights under Awards (subject to the no repricing provision below); (x) to construe and interpret any Award Agreement delivered under the

Plan, (xi) to prescribe, amend and rescind rules and procedures relating to the Plan, (xii) to vary the terms of Awards to take account of tax, securities law and other regulatory requirements of foreign jurisdictions or any other factors or circumstances that the Committee may determine to be appropriate and (xiii) to make all other determinations and to formulate such procedures as may be necessary or advisable for the administration of the Plan.

(c)    The Committee shall have full power and authority, subject to the express provisions hereof, to construe and interpret the Plan.

(d)    Any action taken by, or inaction of, the Company, any Subsidiary, or the Committee relating or pursuant to this Plan and within its authority hereunder or under applicable law shall be within the absolute discretion of that entity or body and shall be conclusive and binding upon all persons. Neither the Board nor any Board committee, nor any member thereof or person acting at the direction thereof, shall be liable for any act, omission, interpretation, construction or determination made in good faith in connection with this Plan (or any Award made under this Plan), and all such persons shall be entitled to indemnification and reimbursement by the Company in respect of any claim, loss, damage or expense (including, without limitation, attorneys’ fees) arising or resulting therefrom to the fullest extent permitted by law and/or under any directors and officers liability insurance coverage that may be in effect from time to time. In making any determination or in taking or not taking any action under this Plan, the Board or a Committee, as the case may be, may obtain and may rely upon the advice of experts, including employees and professional advisors to the Company. No director, officer or agent of the Company shall be liable for any such action or determination taken or made or omitted in good faith. The Committee may delegate ministerial, non-discretionary functions to individuals who are officers or employees of the Company or to third parties.

(e)    Notwithstanding the foregoing and except for an adjustment pursuant to Section 16 or a repricing approved by shareholders, in no case may the Committee (1) amend an outstanding Stock Option or Stock Appreciation Right to reduce the exercise price or base price of the Award, (2) cancel, exchange, or surrender an outstanding Stock Option or Stock Appreciation Right in exchange for cash or other awards for the purpose of repricing the Award, or (3) cancel, exchange, or surrender an outstanding Stock Option or Stock Appreciation Right in exchange for a Stock Option or Stock Appreciation Right with an exercise or base price that is less than the exercise or base price of the original Award.

4.    Duration of Plan. The Plan shall remain in effect until terminated by the Board and thereafter until all Awards granted under the Plan are satisfied by the issuance of shares of Common Stock or the payment of cash or are terminated or expire under the terms of the Plan or under the Award Agreement entered into in connection with the grant thereof. Notwithstanding the foregoing, no Awards may be granted under the Plan after the tenth anniversary of the Effective Date (as defined in Section 19(m)). After the termination of this Plan either upon such stated expiration date or its earlier termination by the Board, no additional Awards may be granted under this Plan, but previously granted Awards (and the authority of the Committee with respect thereto, including the authority to amend such Awards) shall remain outstanding in accordance with their applicable terms and conditions and the terms and conditions of this Plan.

5.    Shares of Stock Subject to the Plan.

(a)    The number of shares of Common Stock that may be issued under the Plan pursuant to Awards shall not exceed, in the aggregate, [30,300,000] shares (the “Share Limit”). Such shares may be either authorized but unissued shares, treasury shares or any combination thereof.

(b)    Except as provided below in this Section 5(b), Shares issued under the Plan in respect of any Full-Value Award granted under the Plan on or after May 1, 2017 shall be counted against the foregoing Share Limit as 3.54 shares for every one share issued in connection with such Award. Shares issued under the Plan in respect of any Full-Value Award granted under the Plan on or after the 2022 Annual Meeting Date, as well as any shares issued under the Plan in excess of the “target” number of shares subject to a Full-Value Award granted under the Plan prior to the 2022 Annual Meeting Date as to which there was a performance-

based vesting requirement and such shares are issued under the Plan on or after the 2022 Annual Meeting Date as a result of performance in excess of the applicable “target” level for a performance period ending on or after the 2022 Annual Meeting Date, shall be counted against the foregoing Share Limit as 1.60 shares for every one share issued in connection with such Award.

(c)    To the extent that an Award is settled in cash or a form other than shares of Common Stock, the shares that would have been delivered had there been no such cash or other settlement shall not be counted against the Share Limit and shall again be available for subsequent Awards under this Plan.

(d)    Except as provided in the next sentence, shares that are subject to or underlie Awards granted under this Plan which expire or for any reason are cancelled or terminated, are forfeited, fail to vest, or for any other reason are not paid or delivered under this Plan shall not count against the Share Limit and shall again be available for subsequent Awards under this Plan. Shares that are exchanged by a Participant or withheld by the Company as full or partial payment in connection with any Stock Option or Stock Appreciation Right granted under this Plan, as well as any shares exchanged by a Participant or withheld by the Company or one of its Subsidiaries to satisfy the tax withholding obligations related to any Stock Option or Stock Appreciation Right granted under this Plan, shall count against the Share Limit and shall not be available for subsequent Awards under this Plan. Shares of Common Stock that are exchanged by a Participant or withheld by the Company as full or partial payment in connection with any Full-Value Award granted under this Plan, as well as any shares exchanged by a Participant or withheld by the Company or one of its Subsidiaries to satisfy the tax withholding obligations related to any Full-Value Award granted under this Plan, shall not count against the Share Limit and shall be available for subsequent Awards under this Plan.

(e)    In the event that shares of Common Stock are delivered in respect of a Dividend Equivalent Right granted under this Plan, the number of shares delivered with respect to the Award shall be counted against the Share Limit (applying, for any such issuance on or after May 1, 2017, the counting rule of Section 5(b)). (For purposes of clarity, if 1,000 Dividend Equivalent Rights are granted and outstanding when the Company pays a dividend, and 50 shares are delivered on or after 2022 Annual Meeting Date in payment of those rights with respect to that dividend, 80 shares shall be counted against the Share Limit.)

(f)    To the extent that shares of Common Stock are delivered pursuant to the exercise of a Stock Appreciation Right or Stock Option granted under this Plan, the number of underlying shares as to which the exercise related shall be counted against the Share Limit, as opposed to only counting the shares issued. (For purposes of clarity, if a Stock Appreciation Right relates to 100,000 shares, is to be settled in shares of Common Stock, and is exercised in full at a time when the payment due to the Participant is 15,000 shares, 100,000 shares shall be charged against the Share Limit with respect to such exercise.)

(g)    The Company may not increase the Share Limit by repurchasing shares of Common Stock on the market (by using cash received through the exercise of stock options or otherwise). The Share Limit, as well as the share limit in Section 6(a), is subject to adjustment as provided in Section 16(b).

(h)    As to shares subject to a Full-Value Award granted under this Plan on or after May 1, 2017 and before the 2022 Annual Meeting Date (i.e., any such shares that were initially counted against the Share Limit as 3.54 shares for every one share subject to the Award pursuant to Section 5(b)) that become available for subsequent Awards under this Plan pursuant to Section 5(c) or 5(d), such shares shall restore the Share Limit on an equivalent basis of 3.54 shares for every one share subject to the Award that becomes so available. As to shares subject to a Full-Value Award granted under this Plan on or after the 2022 Annual Meeting Date (i.e., any such shares that were initially counted against the Share Limit as 1.60 shares for every one share subject to the Award pursuant to Section 5(b)) that become available for subsequent Awards under this Plan pursuant to Section 5(c) or 5(d), such shares shall restore the Share Limit on an equivalent basis of 1.60 shares for every one share subject to the Award that becomes so available.

(i)    Unless otherwise provided by the Committee, no fractional shares shall be delivered under the Plan. The Committee may pay cash in lieu of any fractional shares in settlements of Awards under this Plan.

6.    Additional Share Limits. The limits set forth in Sections 6(a) and 6(b) below shall apply with respect to Awards granted under this Plan. The limit set forth in Section 6(c) below shall apply to all cash compensation provided to a Non-Employee Director in his or her capacity as a member of the Board (under this Plan or otherwise).

(a)    The maximum number of shares of Common Stock that may be delivered pursuant to options qualified as Incentive Stock Options granted under this Plan is 10,000,000 shares.

(b)    The maximum number of shares of Common Stock subject to those Awards that are granted under this Plan during any one calendar year to an individual who, on the grant date of the Award, is a Non-Employee Director (whether the Award is payable in cash or shares of Common Stock) is the number of shares that produce a grant date fair value for the Award that, when combined with the grant date fair value of any other Awards granted under this Plan during that same calendar year to that individual in his or her capacity as a Non-Employee Director, is $500,000. For purposes of this Section 6(b), “grant date fair value” means the value of the Award as of the date of grant of the Award and as determined using the equity award valuation principles applied in the Company’s financial reporting. The limits of this Section 6(b) do not apply to, and shall be determined without taking into account, any Award granted to an individual who, on the grant date of the Award, is an officer or employee of the Company or one of its Subsidiaries. The limit set forth in this Section 6(b) applies on an individual basis and not on an aggregate basis to all Non-Employee Directors as a group.

(c)    Commencing with fiscal year 2023, the aggregate cash compensation paid to a Non-Employee Director for service as a member of the Board during any one fiscal year of the Company (including, without limitation, Board retainers, retainers for service on committees of the Board, meeting fees, fees for service as a chair of the Board or a committee of the Board, and fees for service as a lead independent director) shall not exceed $300,000. The limit set forth in the preceding sentence does not apply to, and shall be determined without taking into account, the following: (i) any compensation or benefits granted, provided, paid or payable for service to the Company or any of its Subsidiaries in any capacity other than as a member of the Board (such as, without limitation, as an officer, employee, or consultant), (ii) any Award subject to the limitation in Section 6(b), and (iii) the crediting of earnings or losses on deferred compensation. Furthermore, the limit set forth in this Section 6(c) applies on an individual basis and not on an aggregate basis to all Non-Employee Directors as a group.

7.    Eligible Individuals. Awards may be granted by the Committee only to those persons who the Committee determines to be Eligible Individuals. An “Eligible Individual” is any person who is (a) an officer of the Company or any of its Subsidiaries, (b) an employee of the Company or any of its Subsidiaries, (c) a director of the Company or one of its Subsidiaries, or (d) an individual consultant or advisor who renders or has rendered bona fide services (other than services in connection with the offering or sale of securities of the Company or its Subsidiaries in a capital-raising transaction or as a market maker or promoter of the Company’s or its Subsidiaries’ securities) to the Company or any of its Subsidiaries and who is selected to participate in this Plan by the Committee; provided, however, that a person who is otherwise an Eligible Individual under clause (d) above may participate in this Plan only if such participation would not adversely affect either the Company’s eligibility to use Form S-8 to register under the Securities Act the offering and sale of shares issuable under this Plan by the Company or its Subsidiaries or the Company’s compliance with any other applicable laws. A Participant may, if otherwise eligible, be granted additional Awards if the Committee shall so determine. Awards may be granted singly, in combination or in tandem. Awards also may be made in combination or in tandem with, in replacement of, as alternatives to, or as the payment form for grants or rights under any other employee or compensation plan of the Company or its Subsidiaries.

8.    Stock Options. Stock Options granted under the Plan may be in the form of Incentive Stock Options or Nonqualified Stock Options; provided that only employees may be granted Incentive Stock Options. Stock Options granted under the Plan shall be subject to the following terms and conditions and shall contain such additional terms and conditions, not inconsistent with the terms of the Plan, as the Committee shall deem appropriate:

(a)    Award Agreement. Stock Options shall be evidenced by an Award Agreement in such form and containing such terms and conditions as the Committee deems appropriate and which are not inconsistent with the terms of the Plan, and shall indicate if the option is intended as an Incentive Stock Option.

(b)    Terms of Stock Options Generally. Subject to the terms of the Plan and the applicable Award Agreement, each Stock Option shall entitle the Participant to whom such Stock Option was granted to purchase, upon payment of the relevant exercise price, the number of shares of Common Stock specified in the Award Agreement.

(c)    Exercise Price. The exercise price per share of Common Stock purchasable under a Stock Option shall be determined by the Committee at the time of grant and set forth in the Award Agreement; provided, however, that the exercise price per share of a Stock Option shall not be less than one hundred percent (100%) of the Fair Market Value of a share of Common Stock on the date of grant (110% in the case of an Incentive Stock Option granted to a Ten Percent Shareholder), subject to adjustment as contemplated by Section 16(b).

(d)    Option Term. The term of each Stock Option shall be fixed by the Committee and set forth in the Award Agreement; provided, however, that a Stock Option shall not be exercisable after the expiration of ten (10) years after the date the Stock Option is granted (five (5) years in the case of an Incentive Stock Option granted to a Ten Percent Shareholder).

(e)    Exercisability. A Stock Option shall be exercisable at such time or times and subject to such terms and conditions as shall be determined by the Committee. In no case, unless otherwise provided by the Committee, may a Stock Option be exercised as to less than 100 shares at any one time (or the remaining shares covered by the Stock Option if less than 100) during the term of the Stock Option. The Committee may provide that Stock Options shall be exercisable in whole or in part based upon length of service or attainment of specified performance criteria or such other conditions as the Committee may prescribe, or the Committee may provide that a Stock Option shall be vested and exercisable upon grant. The Committee, in its sole discretion, may provide for the acceleration of vesting of a Stock Option, in whole or in part, based on such factors or criteria (including specified performance criteria) as the Committee may determine.

(f)    Method of Exercise. The exercise provisions of this Section 8(f) apply to a Stock Option unless otherwise provided by the Committee in the applicable Award Agreement. A Stock Option may be exercised, in whole or in part, by giving written notice of exercise to the Secretary of the Company specifying the number of shares to be purchased, and containing any representations required by the Committee. Such notice shall be accompanied by payment in full of the exercise price either by cash, certified or bank check, or other instrument acceptable to the Committee. As determined by the Committee in its sole discretion, payment of the exercise price may also be made in full or in part by tendering to the Company shares of Common Stock (having a Fair Market Value as of the date of exercise of such Stock Option equal to the exercise price (or such portion thereof)). Common Stock used to pay the exercise price may be shares that are already owned by the Participant, or the Company may withhold shares of Common Stock that would otherwise have been received by the Participant upon exercise of the Stock Option. Unless and until otherwise provided by the Committee and in accordance with procedures established by the Company for this purpose from time to time, a Participant may exercise an Option through a “cashless exercise” procedure involving a third-party broker who provides financing for the purpose of (or otherwise facilitates) the exercise of Stock Options. For clarity, such an arrangement shall not be considered prohibited by Section 15. The manner in which the exercise price may be paid may be subject to certain conditions specified by the Committee, including, without limitation, conditions intended to avoid the imposition of liability against the individual under Section 16 of the Exchange Act and compliance with applicable law. If requested by the Committee, the Participant shall deliver the Award Agreement evidencing an exercised Stock Option to the Secretary of the Company, who shall endorse thereon a notation of such exercise and return such Award Agreement to the Participant exercising the Option.

(g)    Rights as Shareholder. A Participant shall have no rights as a shareholder with respect to any shares of Common Stock issuable upon exercise of a Stock Option until shares of Common Stock (either in certificate or book entry form) shall have been issued to the Participant and, subject to Section 16(b), no adjustment shall be made for dividends or distributions or other rights in respect of any share for which the record date is prior to the date on which the Participant shall become the holder of record thereof.

(h)    Special Rule for Incentive Stock Options. With respect to Incentive Stock Options granted under the Plan, if the aggregate Fair Market Value (determined as of the date the Incentive Stock Option is granted) of the number of shares with respect to which Incentive Stock Options are exercisable for the first time by a Participant during any calendar year under all plans of the Company or a Parent or Subsidiary exceeds One Hundred Thousand Dollars ($100,000) or such other limit as may be required by the Code, such Incentive Stock Options shall be treated, to the extent of such excess, as Nonqualified Stock Options.

9.    Restricted Stock Awards. Restricted Stock Awards granted under the Plan shall be subject to the following terms and conditions and shall contain such additional terms and conditions, not inconsistent with the Plan, as the Committee shall deem appropriate:

(a)    Award Agreement. Restricted Stock Awards shall be evidenced by an Award Agreement in such form and containing such restrictions, terms and conditions as the Committee deems appropriate and which are not inconsistent with the terms of the Plan, including, without limitation, any applicable restrictions on the sale, assignment, transfer or other disposition of such shares that the Committee may prescribe and any applicable conditions that the Committee may prescribe regarding the vesting and/or forfeiture of such shares. The Committee may determine that a Restricted Stock Award shall be fully vested at grant (including, without limitation in the form of a stock bonus).

(b)    Terms of Restricted Stock Awards Generally. Restricted Stock Awards may be granted under the Plan in such form as the Committee may from time to time approve. Restricted Stock Awards may be granted for any lawful consideration approved and deemed appropriate by the Committee, including without limitation, services rendered by the Participant. Restricted Stock Awards may be granted alone or in addition to other Awards under the Plan. Subject to the terms of the Plan, the Committee shall determine the number of shares of Common Stock subject to each Restricted Stock Award granted to a Participant, and the Committee may impose different terms and conditions on any particular Restricted Stock Award granted to any Participant. Subject to the following sentence, the Committee, in its sole discretion, may provide for the lapse of any applicable restrictions in installments and may waive or accelerate such restrictions in whole or in part, based on such factors or criteria, including specified performance criteria, as the Committee may determine. Upon expiration of any applicable restriction period or lapse of any restrictions, the Participant shall be vested in the Restricted Stock Award, or applicable portion thereof.

(c)    Evidence of Ownership. At the time of grant, the Company shall, in its discretion, issue to each Participant receiving a Restricted Stock Award either: (i) a certificate or certificates in respect of such shares of Common Stock or (ii) uncertificated shares in book entry form. In either case, such shares shall be registered in the name of such Participant, and shall bear an appropriate legend or notation, as applicable, referring to the terms, conditions and restrictions applicable to such Award. The Committee may require that, as a condition of any Restricted Stock Award: (x) the Participant shall have delivered a stock power, endorsed in blank, relating to the Common Stock covered by such Award and (y) shares evidencing such Restricted Stock Award (if in certificate form) be held in custody by the Company until the restrictions thereon have lapsed.

(d)    Rights as Shareholder. Except as otherwise provided by the Committee in its sole discretion, a Participant shall have, with respect to the shares of Common Stock received under a Restricted Stock Award, all of the rights of a shareholder of the Company, including the right to vote the shares and, subject to Section 9B, the right to receive any cash dividends. Stock dividends issued with respect to shares covered by a Restricted Stock Award shall be treated as additional shares under the Restricted Stock Award and shall be subject to the same restrictions and other terms and conditions that apply to the shares with respect to which such dividends are issued.

9A.    Stock Units. Awards of Stock Units granted under the Plan shall be subject to the following terms and conditions and shall contain such additional terms and conditions, not inconsistent with the Plan, as the Committee shall deem appropriate:

(a)    Terms and Conditions of Stock Units Generally; Award Agreement. The Committee may, in its discretion, (1) authorize and grant to any Eligible Individual an Award of Stock Units, (2) credit to any Eligible Employee Stock Units, (3) permit an Eligible Employee to irrevocably elect to defer by means of Stock Units or receive in Stock Units all or a portion of any Award hereunder, or (4) grant Stock Units in lieu of, in exchange for, in respect of, or in addition to any other compensation or Award under this Plan. The specific terms, conditions, and provisions relating to each Stock Unit grant or election, including any applicable vesting and payout provisions of the Stock Units and the form of payment to be made at or following the vesting thereof, shall be set forth in or pursuant to the applicable Award Agreement and any relevant Company bonus, performance or other service or deferred compensation plan, in form substantially as approved by the Committee. The Committee may determine that an Award of Stock Units shall be fully vested at grant. The Committee, in its sole discretion, may provide for the acceleration of vesting of an Award of Stock Units, in whole or in part, based on such factors or criteria (including specified performance criteria) as the Committee may determine.

(b)    Payment of Awards. The Committee, in the applicable Award Agreement or other award agreement or the relevant Company deferred compensation plan, may permit an Eligible Individual to elect the form and time of payout of vested Stock Units on such conditions or subject to such procedures as the Committee may impose, and may permit Stock Unit offsets or other provisions for payment of any applicable taxes that may be due on the crediting, vesting or payment in respect of the Stock Units.

(c)    Dividend Equivalent Rights. In its discretion, the Committee may grant to any Eligible Individual “Dividend Equivalent Rights” concurrently with the grant of any Award of Stock Units, on such terms as set forth by the Committee in the applicable Award Agreement. Dividend Equivalent Rights shall be based on all or part of the amount of dividends declared on shares of Common Stock and shall be credited as of dividend payment dates during the period between the date of grant (or such later date as the Committee may set) and the date the Award of Stock Units expires (or such earlier date as the Committee may set), as determined by the Committee. Dividend Equivalent Rights shall be payable in cash or shares of Common Stock, and may be subject to such conditions, as may be determined by the Committee.

(d)    Cancellation of Restricted Stock Units. Unless the Committee otherwise expressly provides, and subject to Section 14 hereof, Restricted Stock Units that remain subject to any conditions to vesting at the time of termination of employment or service or are subject to other conditions to vesting that have not been satisfied by the time specified in the applicable Award Agreement shall not vest and shall be cancelled, unless the Committee otherwise provides in or by amendment to the applicable terms of the Award.

(e)    Rights as Shareholder. A Participant shall have no rights as a shareholder with respect to an Award of Stock Units. Stock Units may, however, by express provision in the applicable Award Agreement, entitle a Participant to Dividend Equivalent Rights as provided under Section 9A(c) hereof.

9B.    Dividend Equivalent Rights. In addition to Dividend Equivalent Rights contemplated by Section 9A(c), Dividend Equivalent Rights may be granted as a separate Award or in connection with another Award under this Plan; provided, however, that Dividend Equivalent Rights may not be granted in connection with a Stock Option or Stock Appreciation Right granted under this Plan. In addition, any dividends and/or Dividend Equivalent Rights as to the unvested portion of a Restricted Stock Award that is subject to performance-based vesting requirements or the unvested portion of a Stock Unit Award that is subject to performance-based vesting requirements will be subject to termination and forfeiture to the same extent as the corresponding portion of the Award to which they relate.

10.    Stock Appreciation Rights. Stock Appreciation Rights granted under the Plan shall be subject to the following terms and conditions and shall contain such additional terms and conditions, not inconsistent with the terms of the Plan, as the Committee shall deem appropriate.

(a)    Award Agreement. Stock Appreciation Rights shall be evidenced by an Award Agreement in such form and containing such terms and conditions as the Committee deems appropriate and which are not inconsistent with the terms of the Plan.

(b)    Terms of Stock Appreciation Rights Generally. Subject to the terms of the Plan and the applicable Award Agreement, each Stock Appreciation Right shall entitle the Participant to whom such Stock Appreciation Right was granted to receive, upon exercise thereof, the amount specified in Section 10(e). A Stock Appreciation Right may be granted alone or in addition to other Awards, or in tandem with a Stock Option. If granted in tandem with a Stock Option, a Stock Appreciation Right shall cover the same number of shares of Common Stock as covered by the Stock Option (or such lesser number of shares as the Committee may determine).

(c)    Exercise Price. The exercise price per share of Common Stock subject to a Stock Appreciation Right shall be determined by the Committee at the time of grant and set forth in the Award Agreement; provided, however, that the exercise price per share of a Stock Appreciation Right shall not be less than one hundred percent (100%) of the Fair Market Value of a share of Common Stock on the date of grant, subject to adjustment as contemplated by Section 16(b).

(d)    Exercise. A Stock Appreciation Right may be exercised by a Participant in accordance with procedures established by the Committee. A Stock Appreciation Right granted in tandem with a Stock Option shall be exercisable only at such time or times and to the extent the related Stock Option shall be exercisable, and shall have the same term and exercise price as the related Stock Option. A Stock Appreciation Right unrelated to a Stock Option shall contain such terms and conditions as to exercisability and duration as the Committee shall determine, but in no event shall any such Stock Appreciation Right have a term of greater than ten (10) years. The Committee may provide that a Stock Appreciation Right shall be fully vested and exercisable upon grant. The Committee, in its sole discretion, may provide for the acceleration of vesting of a Stock Appreciation Right, in whole or in part, based on such factors or criteria (including specified performance criteria) as the Committee may determine. Upon exercise of a Stock Appreciation Right granted in tandem with a Stock Option, the related Stock Option shall be cancelled automatically to the extent of the number of shares covered by such exercise, and such shares shall no longer be available for grant under the Plan. If the related Stock Option is exercised as to some or all of the shares covered by the tandem grant, the related Stock Appreciation Right shall be cancelled automatically to the extent of the number of shares covered by the Stock Option exercise. A Stock Appreciation Right granted in tandem with an Incentive Stock Option may be exercised only when the Fair Market Value of the Common Stock subject to the Incentive Stock Option exceeds the exercise price of such Stock Option.

(e)    Amount of Payment. In the event a Participant exercises a Stock Appreciation Right, such Participant shall be entitled to receive an amount determined by multiplying (a) the positive difference (if any) between the Fair Market Value of one share of Common Stock on the date of exercise and the exercise price per share specified for the Stock Appreciation Right by (b) the number of shares in respect of which the Stock Appreciation Right shall have been exercised. Notwithstanding the foregoing, the Committee may limit in any manner the amount payable with respect to any Stock Appreciation Right by including such a limit in the Award Agreement at the time the Stock Appreciation Right is granted.

(f)    Form of Payment. Payment upon exercise of a Stock Appreciation Right shall be made in cash, in shares of Common Stock, or some combination thereof, as the Committee shall determine in its sole discretion.

(g)    Rights as Shareholder. A Participant shall have no rights as a shareholder with respect to any Stock Appreciation Right unless and until shares of Common Stock (either in certificate or book entry form) are issued to the Participant as payment upon exercise of such Stock Appreciation Right, and, subject to Section 16(b), no adjustment shall be made for dividends or distributions or other rights in respect of any share for which the record date is prior to the date on which the Participant shall become the holder of record thereof.

11.    Performance Share Awards. Performance Share Awards granted under the Plan shall be subject to the following terms and conditions and shall contain such additional terms and conditions, not inconsistent with the Plan, as the Committee shall deem appropriate:

(a)    Award Agreement. Performance Share Awards shall be evidenced by an Award Agreement in such form and containing such terms and conditions as the Committee deems appropriate and which are not inconsistent with the terms of the Plan. Each Award Agreement shall set forth the number of shares of Common Stock to be received by a Participant upon satisfaction of certain specified performance criteria and subject to such other terms and conditions as the Committee deems appropriate.

(b)    Terms of Performance Share Awards Generally. Performance Share Awards may be granted under the Plan in such form as the Committee may from time to time approve. Performance Share Awards may be granted for such consideration as the Committee deems appropriate including, without limitation, services rendered by the Participant. Performance Share Awards may be granted alone or in addition to other Awards under the Plan. Subject to the terms of the Plan, the Committee shall determine the number of shares of Common Stock subject to each Performance Share Award granted to a Participant.

(c)    Performance Goals. Performance Share Awards may provide that, in order for a Participant to be entitled to receive shares of Common Stock under such Award, the Company, a Subsidiary, an applicable division or business unit of any of them, and/or the Participant must achieve one or more specified performance goals (“Performance Goals”) over a designated performance period (“Performance Period”) or satisfy such other vesting criteria as the Committee may prescribe. The Performance Goal(s) and Performance Period shall be established by the Committee in its sole discretion. The Committee may establish the Performance Goals for each Performance Period before or after the commencement of the Performance Period. In setting Performance Goals, the Committee may use such measures as it deems appropriate and it may adjust the performance objectives (or performance) to reflect any circumstances it deems appropriate. The extent to which a Participant is entitled to payment of a Performance Share Award at the end of the Performance Period shall be determined by the Committee, in its sole discretion, based on the Committee’s determination of whether the Performance Goals established by the Committee in the granting of such Performance Share Award have been met. The Committee, in its sole discretion, may provide for the acceleration of vesting of a Performance Share Award, in whole or in part, based on such factors or criteria (including specified performance criteria) as the Committee may determine.

(d)    Payment of Awards. Payment in settlement of a Performance Share Award shall be made as soon as practicable following the conclusion of the respective Performance Period, or at such other time as the Committee shall determine, in shares of Common Stock.

(e)    Rights as Shareholder. Except as otherwise provided by the Committee in the applicable Award Agreement, a Participant shall have no rights as a shareholder with respect to a Performance Share Award until shares of Common Stock (either in certificate or book entry form) shall have been issued to the Participant following the conclusion of the Performance Period, and, subject to Section 16(b), no adjustment shall be made for dividends or distributions or other rights in respect of any share for which the record date is prior to the date on which the Participant shall become the holder of record thereof.

12.    Performance Units. Awards of Performance Units shall be subject to the following terms and conditions and shall contain such additional terms and conditions, not inconsistent with the terms of the Plan, as the Committee shall deem appropriate:

(a)    Award Agreement. Awards of Performance Units shall be evidenced by an Award Agreement in such form and containing such terms and conditions as the Committee deems appropriate and which are not inconsistent with the terms of the Plan.

(b)    Terms of Performance Units Generally. Each Performance Unit shall entitle the Participant to whom such Performance Unit was granted to receive, upon satisfaction of certain specified performance criteria and subject to such other terms and conditions as the Committee deems appropriate, the amount specified in Section 12(d). Performance Units may be granted alone or in addition to other Awards under the Plan.

(c)    Performance Goals. Awards of Performance Units may provide that, in order for a Participant to be entitled to payment under such Award, the Company, a Subsidiary, an applicable division or business unit of any of them, and/or the Participant must achieve one or more specified Performance Goals over a designated Performance Period or satisfy such other vesting criteria as the Committee may prescribe. The Performance Goal(s) and Performance Period shall be established by the Committee in its sole discretion. The Committee may establish the Performance Goals for each Performance Period before or after the commencement of the Performance Period. In setting Performance Goals, the Committee may use such measures as it deems appropriate and it may adjust the performance objectives (or performance) to reflect any circumstances it deems appropriate. The extent to which a Participant is entitled to payment of a Performance Unit Award at the end of the Performance Period shall be determined by the Committee, in its sole discretion, based on the Committee’s determination of whether the Performance Goals established by the Committee in the granting of such Performance Unit Award have been met. The Committee, in its sole discretion, may provide for the acceleration of vesting of a Performance Unit, in whole or in part, based on such factors or criteria (including specified performance criteria) as the Committee may determine.

(d)    Payment of Awards. Payment in settlement of a Performance Unit Award shall be made as soon as practicable following the conclusion of the respective Performance Period, or at such other time as the Committee shall determine, in cash. The amount of any such payment shall be determined by multiplying (i) the difference between the Fair Market Value of one share of Common Stock on the relevant date and the price per share specified for the Performance Unit by (ii) the number of Performance Units. Notwithstanding the foregoing, the Committee may limit in any manner the amount payable with respect to any Performance Unit by including such a limit in the Award Agreement at the time the Performance Unit is granted.

(e)    Rights as Shareholder. A Participant shall have no rights as a shareholder with respect to an Award of Performance Units.

13.    Non-Employee Director Awards.

(a)    Annual Award Grants. On each Eligibility Date, each Non-Employee Director who (unless otherwise determined by the Board) has not been an employee of the Company or any Subsidiary at any time during the immediately preceding 12 months shall automatically (without requiring any further action by the Board) be granted a Restricted Stock Award for a number of restricted shares of Common Stock equal to a Dollar amount approved by the Board divided by the Fair Market Value of a share of Common Stock on the date of grant, rounded down to the nearest whole share. In the absence of a different determination by the Board in advance of the applicable Eligibility Date, such Dollar amount shall be $180,000.

On each Eligibility Date, a Non-Employee Director then serving as the Chair of the Board and who has not been an employee of the Company or any Subsidiary at any time during the immediately preceding 12 months shall (unless otherwise provided by the Board) automatically (without requiring any further action by the Board) be granted an additional Restricted Stock Award (in addition to any other award provided for above in this Section 13(a)) for a number of restricted shares of Common Stock equal to a Dollar amount approved by the Board divided by the Fair Market Value of a share of Common Stock on the date of grant, rounded down to the nearest whole share. In the absence of a different determination by the Board in advance of the applicable Eligibility Date, such Dollar amount shall be $95,000. For clarity, service as the Company’s lead independent director shall not (unless otherwise provided by the Board) result in an additional award pursuant to this paragraph unless the director is also a Non-Employee Director serving as the Chair of the Board on the applicable date and otherwise entitled to an award for serving as Chair of the Board pursuant to the foregoing.

The Board has the authority to change the timing of the Restricted Stock Award grants provided for in this Section 13, and the grant date Dollar value of the Restricted Stock Awards provided for in this Section 13, from time to time (including, without limitation, the authority to provide for an initial Restricted Stock Award to a Non-Employee Director who is first appointed or elected to the Board or to make discretionary grants of Restricted Stock Awards to one or more Non-Employee Directors, in such amounts as the Board may determine) and may provide for one or more Restricted Stock Awards to be granted in the form of Restricted Stock Units that will be payable upon vesting in an equal number of shares of Common Stock (in lieu of delivering restricted shares of Common Stock at the time of grant of the award). Notwithstanding anything to the contrary in the preceding paragraphs of this Section 13, to the extent that any award otherwise provided for in this Section 13 would cause the limit set forth in Section 6(c) to be exceeded, the size of the award shall be reduced to the extent necessary such that the limit set forth in Section 6(c) is not exceeded.

(b)    Vesting. Except as provided in the next sentence, each Restricted Stock Award granted under this Section 13 shall become vested as to 100% of the total number of shares of Common Stock subject thereto upon the first to occur of (i) the first anniversary of the date of grant, (ii) a termination of service on the Board if such Non-Employee Director has completed a full term of service and he or she does not stand for re-election at the completion of such term, or (iii) the occurrence of a Change in Control. The Board has the authority to change such vesting provisions from time to time and may provide that any particular Award will be vested immediately after grant. Promptly after the vesting date and satisfaction of all applicable restrictions, the Company shall, as applicable, either remove the notations on any shares issued in book entry form that have met such conditions or deliver to the Participant holding the Award (to the extent that the certificate(s) had not previously been delivered) a certificate or certificates evidencing the number of the shares of Common Stock as to which the restrictions have lapsed. Book entries shall be made, or certificates shall be delivered, as applicable, evidencing vested shares (and any other amounts deliverable in respect thereof shall be delivered and paid) only to the Participant or his or her personal representative, as the case may be.

(c)    Voting; Dividends. After the applicable date of grant of a Restricted Stock Award pursuant to this Section 13, the Participant holding the Restricted Stock Award shall have voting rights and dividend rights with respect to the shares of Common Stock subject to the award. Any securities or other property receivable in respect of the shares subject to an Award pursuant to this Section 13 as a result of any dividend or other distribution (other than cash dividends), conversion or exchange of or with respect to the shares (“Restricted Property”) will be subject to the restrictions set forth in the Plan to the same extent as the shares to which such securities or other property relate and shall be held and accumulated for the benefit of the Participant, but subject to such risks. The Participant’s voting and dividend rights shall terminate immediately as to any shares that are forfeited back to the Company in accordance with Section 13(d).

(d)    Effect of a Termination of Service. As to an Award granted pursuant to this Section 13 and unless otherwise provided by the Board, if a Participant ceases to be a member of the Board for any reason, any shares subject to the Participant’s Restricted Stock Award that are not fully vested and free from restriction as of the Participant’s termination of service (and do not vest in connection with such termination of service) shall thereupon be forfeited and returned to the Company.

(e)    Awards to Certain Non-U.S. Participants. As to any Award granted pursuant to this Section 13 to a Participant who at the time of grant is resident outside of the United States, the Board may, to the extent it determines necessary or advisable in the circumstances, provide that such Award shall be made in the form of Restricted Stock Units that will be payable upon vesting in an equal number of shares of Common Stock (in lieu of delivering restricted shares of Common Stock at the time of grant of the award). The Participant shall have no voting or other rights as a stockholder of the Company with respect to such restricted stock units until such time as shares of Common Stock are actually issued to and held of record by the Participant; provided, however, that the Board may provide in the Award Agreement for the Participant to hold dividend equivalent rights in respect of any outstanding and unpaid Restricted Stock Units.

14.    Termination of Employment.

(a)    Death, Disability or Retirement. Except as may otherwise be provided by the Committee in its sole discretion at the time of grant or subsequent thereto and subject to Section 13 in the case of any Award granted pursuant to Section 13, if a Participant ceases to be employed by and ceases to provide services to the Company and its Subsidiaries by reason of the Participant’s death, Disability or Retirement, (i) any Stock Option or Stock Appreciation Right held by the Participant may thereafter be exercised, to the extent it was exercisable on the date of termination of such employment and services, for a period (the “Exercise Period”) of one year from the date of such death, Disability or Retirement or until the expiration of the stated term of the Stock Option or Stock Appreciation Right, whichever period is shorter, and to the extent not exercisable on the date of termination of employment and services, such Stock Option or Stock Appreciation Right shall be forfeited as of such termination of employment and services; provided, however, that if a Participant terminates employment by reason of Retirement and such Participant holds an Incentive Stock Option, the Exercise Period shall not exceed the shorter of three months from the date of Retirement and the remainder of the stated term of such Incentive Stock Option; provided further, however, that if the Participant dies during the Exercise Period, any unexercised Stock Option or Stock Appreciation Right held by such Participant may (unless otherwise provided by the Committee in the applicable Award Agreement) thereafter be exercised to the extent it was exercisable on the date of Disability or Retirement, by the legal representative of the estate or legatee of the Participant under the will of the Participant, for a period of one year from the date of such death or until the expiration of the stated term of such Stock Option or Stock Appreciation Right, whichever period is shorter (or, in the case of an Incentive Stock Option, for a period equal to the remainder of the Exercise Period), (ii) with respect to a Restricted Stock Award, if such termination of employment and services is prior to the end of any applicable restriction period, the number of shares of Common Stock subject to such Award which have not become vested as of the date of death, Disability or Retirement shall be forfeited as of such termination of employment and services, (iii) with respect to a Restricted Stock Unit Award, if such termination of employment and services is prior to the end of any applicable conditions to vesting, the number of Restricted Stock Units subject to such Award that have not become vested as of the date of death, Disability or Retirement shall be forfeited as of such termination of employment and services and (iv) with respect to a Performance Share Award or a Performance Unit Award, if such termination of employment and services is prior to the end of any applicable Performance Period, the number of shares of Common Stock subject to such Award which have not been earned or the corresponding Award payment, as the case may be, as of the date of death, Disability or Retirement shall be forfeited as of such termination of employment and services. In determining whether to exercise its discretion under the first sentence of this Section 14(a) with respect to an Incentive Stock Option the Committee may consider the provisions of Section 422 of the Code. Notwithstanding any longer exercise period otherwise contemplated by this Section 14, each Stock Option and Stock Appreciation Right shall be subject to earlier termination pursuant to Section 17.

(b)    Other Terminations. Unless the Committee determines otherwise in its sole discretion at the time of grant or subsequent thereto and subject to Section 13 in the case of any Award granted pursuant to Section 13, if a Participant ceases to be employed by and ceases to provide services to the Company and its Subsidiaries for any reason other than death, Disability or Retirement, (i) any Stock Option or Stock Appreciation Right held by the Participant may thereafter be exercised, to the extent it was exercisable on the date of such termination of employment and services, for a period of sixty (60) days from the date of such termination of employment and services or until the expiration of the stated term of such Stock Option or Stock Appreciation Right, whichever period is shorter, and to the extent not exercisable on the date of termination of employment or services, such Stock Option or Stock Appreciation Right shall be forfeited as of such termination of employment and services, and (ii) with respect to a Restricted Stock Award, if such termination of employment and services is prior to the end of any applicable restriction period, the number of shares of Common Stock subject to such Award which have not become vested as of the date of termination of employment and services shall be forfeited as of such termination of employment and services, (iii) with respect to a Restricted Stock Unit Award, if such termination of employment and services is prior to the end of any applicable conditions to vesting, the number of Restricted Stock Units subject to such Award that have not become vested as of the date of termination of employment and services shall be forfeited as of such termination of employment and services and (iv) with respect to a Performance Share Award or a Performance Unit Award, if such termination of employment and services is prior to the end of any applicable Performance Period, the number of shares of Common Stock subject to such Award which have not been earned or the corresponding Award payment, as the case may be, as of the date of termination of employment and services shall be forfeited as of such termination of employment and services. In determining whether to exercise its discretion under the first sentence of this Section 14(b) with respect to an Incentive Stock Option, the Committee may consider the provisions of Section 422 of the Code. Notwithstanding any longer exercise period otherwise contemplated by this Section 14, each Stock Option and Stock Appreciation Right shall be subject to earlier termination pursuant to Section 17.

(c)    Events Not Deemed Terminations of Service; Effect of Change of Subsidiary Status. Unless Company policy or the Committee otherwise provides, the employment relationship shall not be considered terminated in the case of (a) sick leave, (b) military leave, or (c) any other leave of absence authorized by the Company or one of its Subsidiaries or the Committee; provided that unless reemployment upon the expiration of such leave is guaranteed by contract or law, such leave is for a period of not more than 90 days. In the case of any employee of the Company or one of its Subsidiaries on an approved leave of absence, continued vesting of the award while on leave from the employ of the Company or one of its Subsidiaries may be suspended until the employee returns to service, unless the Committee otherwise provides or applicable law otherwise requires. In no event shall an award be exercised after the expiration of the term set forth in the award agreement. For purposes of this Plan and any award, if an entity ceases to be a Subsidiary of the Company a termination of employment and service shall be deemed to have occurred with respect to each Eligible Individual in respect of such Subsidiary who does not continue as an Eligible Individual in respect of another entity within the Company after giving effect to the Subsidiary’s change in status unless that Subsidiary is sold, spun-off or otherwise divested (or its successor or a direct or indirect parent of such Subsidiary or successor) and assumes the Eligible Individual’s award(s) in connection with such transaction.

(d)    If the Participant is not an employee of the Company or one of its Subsidiaries, and is not a member of the Board, and provides other services to the Company or one of its Subsidiaries, the Committee shall be the sole judge for purposes of this Plan (unless a contract or the award otherwise provides) of whether the Participant continues to render services to the Company or one of its Subsidiaries and the date, if any, upon which such services shall be deemed to have terminated. Unless otherwise expressly provided by the Committee, an individual being subject to restrictive covenants (such as, without limitation, confidentiality, non-solicitation, non-competition, and non-disparagement covenants), or a general cooperation obligation, shall not constitute “service” for purposes of this Plan or any Award. The Committee may also specify additional rules for determining if and when a termination of employment or services has occurred for purposes of this Plan.

15.    Non-transferability. No Award granted under the Plan or any rights or interests therein shall be sold, transferred, assigned, pledged or otherwise encumbered or disposed of except (a) to the Company, (b) by will or by the laws of descent and distribution, (c) (other than in the case of an Incentive Stock Option) to a family member (or former family member) pursuant to a domestic relations order that is received by the Committee, or (d) if the Participant has suffered a disability, permitted transfers or exercises on behalf of the participant by his or her legal representative; provided, however, that the Committee may, subject to such terms and conditions as the Committee shall specify, permit the transfer of an Award that is not an Incentive Stock Option to a Participant’s family members or to one or more trusts established in whole or in part for the benefit of one or more of such family members; provided further that the restrictions in this sentence shall not apply to the shares received in connection with an Award after the date that the restrictions on transferability of such shares set forth in the applicable Award Agreement have lapsed. During the lifetime of a Participant, a Stock Option or Stock Appreciation Right shall be exercisable only by, and payments in settlement of Awards shall be payable only to, the Participant or, if applicable, the “alternate payee” under a domestic relations order received by the Committee or the family member or trust to whom such Stock Option, Stock Appreciation Award or other Award has been transferred in accordance with the previous sentence.

16.    Recapitalization or Reorganization.

(a)    The existence of the Plan, the Award Agreements and the Awards granted hereunder shall not affect or restrict in any way the right or power of the Company or the shareholders of the Company to make or authorize any adjustment, recapitalization, reorganization or other change in the Company’s capital structure or its business, any merger or consolidation of the Company, any issue of stock or of options, warrants or rights to purchase stock or of bonds, debentures, preferred or prior preference stocks whose rights are superior to or affect the Common Stock or the rights thereof or which are convertible into or exchangeable for Common Stock, or the dissolution or liquidation of the Company, or any sale or transfer of all or any part of its assets or business, or any other corporate act or proceeding, whether of a similar character or otherwise.

(b)    Notwithstanding any provision of the Plan or any Award Agreement, in the event of any change in the outstanding Common Stock by reason of a stock dividend, recapitalization, reorganization, reclassification, merger, combination, consolidation, conversion, stock split, reverse stock split, combination, extraordinary dividend or distributions, spinoff, split-up, or exchange of shares (a “Change in Capitalization”) (i) the Committee shall make such proportionate adjustments as may be necessary (in the form determined by the Committee in its sole discretion) to reflect such change to prevent dilution or enlargement of the rights of Participants under the Plan with respect to the aggregate number of shares of Common Stock for which Awards in respect thereof may be granted under the Plan (including the specific share limits, maximums and numbers of shares set forth elsewhere in the Plan), the number of shares of Common Stock covered by each outstanding Award, and the exercise or Award prices in respect thereof, the securities, cash or other property deliverable upon exercise or payment of any outstanding Awards or the performance standards applicable to any outstanding Awards and (ii) the Committee may make such other adjustments, consistent with the foregoing, as it deems appropriate in its sole discretion. Notwithstanding the foregoing, in each case, no adjustment shall be made to any Award that would subject the holder of such Award to additional tax under Section 409A of the Code with respect to such Award.

17.    Change in Control. The provisions of this Section 17 shall be effective as to Awards granted on or after May 19, 2017. Awards granted prior to May 19, 2017 shall continue to be subject to the provisions of this Section 17 as in effect immediately prior to that date.

(a)    Upon any Change in Control event in which the Company does not survive, or does not survive as a public company in respect of its Common Stock, then the Committee may make provision for a cash payment in settlement of, or for the termination, assumption, substitution or exchange of any or all outstanding Awards or the cash, securities or property deliverable to the holder of any or all outstanding Awards, based upon, to the extent relevant under the circumstances, the distribution or consideration payable to holders of the Common Stock upon or in respect of such event. Upon the occurrence of any event described in the preceding sentence in connection with which the Committee has made provision for the Award to be terminated (and the Committee has not made a provision for the substitution, assumption, exchange or other continuation or settlement of the Award) then, unless otherwise provided in the applicable Award Agreement, (i) all Stock Options or Stock Appreciation Rights then outstanding shall become fully exercisable as of the Change in Control, whether or not then exercisable, (ii) all restrictions and conditions of all Restricted Stock Awards then outstanding shall lapse as of the Change in Control, (iii) all restrictions and conditions of all Restricted Stock Units then outstanding shall lapse and such Restricted Stock Units shall become payable as of the Change in Control, (iv) each other Award that is granted under this Plan shall become payable to the holder of such Award as of the Change in Control. Notwithstanding the foregoing, an Award shall not be accelerated and/or become payable pursuant to this Section 17 to the extent that such acceleration and/or payment shall cause the holder of such Award to be subjected to additional tax under Section 409A of the Code with respect to such Award and, in such circumstances as to any Award, the consideration to be paid with respect to the Award (which, for clarity, may be adjusted as provided above) shall be payable at the same time as the Award would have otherwise become payable in accordance with its terms without giving effect to any change in the time or manner of payment because of the Change in Control (subject to any termination or acceleration that may be permitted, without resulting in any tax under, Section 409A of the Code).

(b)    The Committee may provide for the accelerated vesting of an Award, as and to the extent determined by the Committee, in connection with any Change in Control or other circumstances.

(c)    For purposes of this Section 17, an Award shall be deemed to have been “assumed” if (without limiting other circumstances in which an Award is assumed) the Award continues after an event referred to above in Section 17(a), and/or is assumed and continued by the surviving entity following such event (the “Surviving Entity”) (including, without limitation, an entity that, as a result of such event, owns the Company or all or substantially all of the Company’s assets directly or through one or more subsidiaries (a “Parent”)), and confers the right to purchase or receive, as applicable and subject to vesting and the other terms and conditions of the Award, for each share of Common Stock subject to the Award immediately prior to the event, the consideration (whether cash, shares, or other securities or property) received in the event by the shareholders of the Company for each share of Common Stock sold or exchanged in such event (or the consideration received by a majority of the shareholders participating in such event if the shareholders were offered a choice of consideration); provided, however, that if the consideration offered for a share of Common Stock in the event is not solely the ordinary common stock of a successor corporation or a Parent, the Committee may provide for the consideration to be received upon exercise or payment of the Award, for each share subject to the award, to be solely ordinary common stock of the successor corporation or a Parent equal in fair market value to the per share consideration received by the shareholders participating in the event.

(d)    The Committee may adopt such valuation methodologies for outstanding Awards as it deems reasonable in the event of a cash or property settlement and, in the case of Stock Options, Stock Appreciation Rights or similar rights, but without limitation on other methodologies, may base such settlement solely upon the excess if any of the per share amount payable upon or in respect of such event over the exercise or base price of the Award. In the case of a Stock Option or Stock Appreciation Right or similar right as to which the per share amount payable upon or in respect of such event is less than or equal to the exercise or base price of the Award, the Committee may terminate such award in connection with an event referred to in Section 17(a) without any payment in respect of such Award.

(e)    In any of the events referred to in Section 17(a), the Committee may take such action contemplated by this Section 17 immediately prior to such event (as opposed to on the occurrence of such event) to the extent that the Committee deems the action necessary to permit the participant to realize the benefits intended to be conveyed with respect to the underlying shares and, in such circumstances, will reinstate the original terms of the Award if an event giving rise to an acceleration and/or termination does not occur.

(f)    The Committee may override the provisions of this Section 17 by express provision in the Award Agreement and may accord any Eligible Individual a right to refuse any acceleration, whether pursuant to the Award agreement or otherwise, in such circumstances as the Committee may approve. The portion of any Incentive Stock Option accelerated in connection with an event referred to in this Section 17 (or such other circumstances as may trigger accelerated vesting of the Award) shall remain exercisable as an Incentive Stock Option only to the extent the applicable $100,000 limitation on Incentive Stock Options is not exceeded (with the balance of such Stock Option then a Nonqualified Stock Option).

18.    Amendment of the Plan. The Board or Committee may at any time and from time to time terminate, modify, suspend or amend the Plan in whole or in part, except that no termination, modification, suspension or amendment shall be effective without shareholder approval if shareholder approval for the change is required by applicable law. No termination, modification, suspension or amendment of the Plan shall, without the consent of a Participant to whom any Awards shall previously have been granted, materially and adversely affect his or her rights under such Awards. Notwithstanding any provision herein to the contrary, the Board or Committee shall have broad authority to amend the Plan or any Stock Option to take into account changes in applicable tax laws, securities laws, accounting rules and other applicable state and federal laws. In addition, changes contemplated by Sections 16(b) and 17 of this Plan shall not be deemed to constitute changes or amendments for purposes of this Section 18.

19.    Miscellaneous.

(a)    Tax Withholding. No later than the date as of which an amount first becomes includable in the gross income of the Participant for applicable income tax purposes with respect to any award under the Plan, the Participant shall pay to the Company or make arrangements satisfactory to the Committee regarding the payment of any federal, state or local taxes of any kind required by law to be withheld with respect to such amount. Unless otherwise determined by the Committee, in accordance with rules and procedures established by the Committee, the required withholding obligations may be settled with Common Stock, including Common Stock that is part of the award that gives rise to the withholding requirement, valued in a consistent manner at their fair market value. The obligation of the Company under the Plan shall be conditioned upon such payment or arrangements and the Company shall, to the extent permitted by law, have the right to deduct any such taxes from any payment of any kind otherwise due to the Participant.

(b)    ISO Notice of Sale. Unless otherwise provided by the Committee, the applicable Award Agreement for an Incentive Stock Option shall provide that if a Participant makes a disposition, within the meaning of Section 424(c) of the Code and the regulations promulgated thereunder, of any share of Common Stock issued to such Participant pursuant to the exercise of an Incentive Stock Option within the two-year period commencing on the day after the date of the grant or within the one-year period commencing on the day after the date of transfer of such share of Common Stock to the Participant pursuant to such exercise, the Participant shall, within ten (10) days of such disposition, notify the Company thereof, by delivery of written notice to the Company at its principal executive office.

(c)    Loans. On such terms and conditions as shall be approved by the Committee and subject to compliance with applicable law, the Company may directly or indirectly lend money to a Participant to accomplish the purposes of the Plan, including to assist such Participant to acquire or carry shares of Common Stock acquired upon the exercise of Stock Options granted hereunder, and the Committee may also separately lend money to any Participant to pay taxes with respect to any of the transactions contemplated by the Plan.

(d)    No Right to Grants or Employment. No Eligible Individual or Participant shall have any claim or right to receive grants of Awards under the Plan. Nothing in the Plan or in any Award or Award Agreement shall confer upon any employee of the Company or any Subsidiary or any other service provider any right to continued employment or service with the Company or any Subsidiary, as the case may be, or interfere in any way with the right of the Company or a Subsidiary to terminate the employment of any of its employees at any time, or to terminate the service of any other service provider at any time, with or without cause.

(e)    Unfunded Plan. Awards payable under this Plan shall be payable in shares or from the general assets of the Company, and no special or separate reserve, fund or deposit shall be made to assure payment of such Awards. No Participant, beneficiary or other person shall have any right, title or interest in any fund or in any specific asset (including shares of Common Stock, except as expressly otherwise provided) of the Company by reason of any Award hereunder. Neither the provisions of this Plan (or of any related documents), nor the creation or adoption of this Plan, nor any action taken pursuant to the provisions of this Plan shall create, or be construed to create, a trust of any kind or a fiduciary relationship between the Company and any of its Subsidiaries and any Participant, beneficiary or other person. To the extent that a Participant, beneficiary or other person acquires a right to receive payment pursuant to any Award hereunder, such right shall be no greater than the right of any unsecured general creditor of the Company. In its sole discretion, the Committee may authorize the creation of trusts or other arrangements to meet the obligations created under the Plan to deliver Common Stock or payments in lieu thereof with respect to Awards hereunder.

(f)    Other Employee Benefit Plans. Unless otherwise provided by the Committee, payments received by a Participant under any Award made pursuant to the provisions of the Plan shall not be included in, nor have any effect on, the determination of benefits under any other employee benefit plan or similar arrangement provided by the Company.

(g)    Securities Law Restrictions. The Committee may require each Eligible Individual purchasing or acquiring shares of Common Stock pursuant to a Stock Option or other Award under the Plan to represent to and agree with the Company in writing that such Eligible Individual is acquiring the shares for investment and not with a view to the distribution thereof. All shares of Common Stock delivered under the Plan shall be subject to such stock-transfer orders and other restrictions as the Committee may deem advisable under the rules, regulations, and other requirements of the Securities and Exchange Commission, the New York Stock Exchange or any other exchange upon which the Common Stock is then listed, and any applicable federal or state securities law, and the Committee may cause a legend or legends to be put on any such shares issued in certificate form, or a notation to be made on any such shares issued in book entry form, as applicable, to make appropriate reference to such restrictions. No Award shall be granted or shares of Common Stock shall be issued hereunder unless the Company shall have determined that such grant or issuance is in compliance with, or pursuant to an exemption from, all applicable federal and state securities laws.

(h)    Plan Construction. The Plan and each Award Agreement is intended to comply with, and not result in any tax, penalty or interest under, Section 409A of the Code. The Plan and each Award Agreement shall be construed and interpreted consistent with that intent.

(i)    No Liability. Neither the Board nor any other Committee, nor any member thereof or person acting at the direction thereof, nor the Company or any of its Affiliates, shall be liable for any damages of a Participant or any other person should a Stock Option intended as an Incentive Stock Option fail to meet the requirements of the Code applicable to Incentive Stock Options, should any other Award(s) fail to qualify for any intended tax treatment, should any Award grant or other action with respect thereto not satisfy Rule 16b-3 promulgated under the Exchange Act, or otherwise for any tax (including, without limitation, under Section 409A of the Code) or other liability imposed on a Participant with respect to an Award.

(j)    Award Agreement. Each Eligible Individual receiving an Award under the Plan shall enter into an Award Agreement in a form specified by the Committee agreeing to the terms and conditions of the Award and such other matters as the Committee shall, in its sole discretion, determine. In the event of any conflict or inconsistency between the Plan and any such Award Agreement, the Plan shall govern, and the Award Agreement shall be interpreted to minimize or eliminate any such conflict or inconsistency.

(k)    Expenses. The costs and expenses of administering the Plan shall be borne by the Company.

(l)    Applicable Law. Except as to matters of federal law and unless otherwise provided by the Committee, the Plan and all actions taken thereunder shall be governed by and construed in accordance with the laws of the State of Delaware without giving effect to conflicts of law principles.

(m)    Effective Date. This amended and restated version of the Plan shall be effective March 26, 2022 (the “Effective Date”), provided that the Plan is approved by the Company’s shareholders within 12 months after that date.

(n)    Privileges of Stock Ownership. Except as otherwise expressly authorized by the Committee or this Plan, a Participant shall not be entitled to any privilege of stock ownership as to any shares of Common Stock not actually delivered to and held of record by the Participant. No adjustment will be made for dividends or other rights as a shareholder for which a record date is prior to such date of delivery.

(o)    Severability. If a court of competent jurisdiction holds any provision invalid and unenforceable, the remaining provisions of this Plan shall continue in effect.

(p)    Captions. Captions and headings are given to the sections and subsections of this Plan solely as a convenience to facilitate reference. Such headings shall not be deemed in any way material or relevant to the construction or interpretation of this Plan or any provision thereof.

(q)    Non-Exclusivity of Plan. Nothing in this Plan shall limit or be deemed to limit the authority of the Board or the Committee to grant awards or authorize any other compensation, with or without reference to the Common Stock, under any other plan or authority.

(r)    Clawback Policy. The Awards granted under this Plan are subject to the terms of the Company’s recoupment, clawback or similar policy as it may be in effect from time to time, as well as any similar provisions of applicable law, any of which could in certain circumstances require repayment or forfeiture of awards or any shares of Common Stock or other cash or property received with respect to the Awards (including any value received from a disposition of the shares acquired upon payment of the Awards).

(s)    International Awards. One or more Awards may be granted to Eligible Individuals who provide services to the Company or an Affiliate outside of the United States. Any Awards granted to such persons may be granted pursuant to the terms and conditions of any applicable sub-plans, if any, to this Plan and approved by the Committee from time to time. The Awards so granted need not comply with other specific terms of the Plan, provided that shareholder approval of any deviation from the specific terms of the Plan is not required by applicable law or any applicable listing agency. The Committee may adopt a different methodology for determining Fair Market Value with respect to one or more Awards if a different methodology is necessary or advisable to secure any intended favorable tax, legal or other treatment for the particular Award(s) and such different methodology may include, without limitation, determining the fair market value based on an average of closing prices (or the average of high and low daily trading prices) for a specified day or period on or preceding the relevant date.

(t)    Assumed Awards. Awards may be granted to Eligible Individuals in substitution for or in connection with an assumption of employee stock options, stock appreciation rights, restricted stock, restricted stock units, or other stock-based awards granted by other entities to persons who are or who will become Eligible Individuals in respect of the Company or one of its Affiliates, in connection with a distribution, merger or other reorganization by or with the granting entity or an affiliated entity, or the acquisition by the Company or one of its Affiliates, directly or indirectly, of all or a substantial part of the stock or assets of the employing entity. The awards so granted need not comply with other specific terms of the Plan, provided the awards reflect adjustments giving effect to the assumption or substitution consistent with any conversion applicable to the common stock (or the securities otherwise subject to the award) in the transaction and any change in the issuer of the security. Any shares of Common Stock that are delivered and any awards that are granted by, or become obligations of, the Company, as a result of the assumption by the Company of, or in substitution for, outstanding awards previously granted or assumed by an acquired company (or previously granted or assumed by a predecessor employer (or direct or indirect parent thereof) in the case of persons that become employed by the Company or one of its Affiliates in connection with a business or asset acquisition or similar transaction) shall not be counted against the Share Limit or other limits on the number of shares available for issuance under the Plan.

*****

APPENDIX B

GUESS?, INC.

2002 EMPLOYEE STOCK PURCHASE PLAN

(Amended and Restated Effective March 26, 2022)

1.    Purpose. The Corporation maintains the Guess?, Inc. 2002 Employee Stock Purchase Plan, as amended and restated. The purpose of the Plan is to provide employees of the Company with an opportunity to purchase Common Stock of the Corporation through accumulated payroll deductions. This version of the Plan is effective for Offering Periods (as defined below) under the Plan commencing on and after March 26, 2022. For Offering Periods under the Plan ending on or before that date, refer to the version of the Plan as in effect for the applicable Offering Period.

2.    Definitions.

(a)    “Board” shall mean the Board of Directors of the Corporation.

(b)    “Code” shall mean the Internal Revenue Code of 1986, as amended.

(c)    “Commission” shall mean the Securities and Exchange Commission.

(d)    “Committee” shall mean the Compensation Committee of the Board, which shall administer the Plan pursuant to Section 14.

(e)    “Common Stock” shall mean the Common Stock of the Corporation.

(f)    “Company” shall mean the Corporation and any of its Designated Subsidiaries.

(g)    “Compensation” shall have the same meaning as given under the Guess?, Inc. 401(k) Plan and Trust (or any successor plan) or such other definition as may be determined by the Committee, provided, however, that amounts deferred by eligible employees pursuant to the terms of the Guess?, Inc. Nonqualified Deferred Compensation Plan shall also be included as “Compensation” for all purposes hereunder.

(h)    “Corporation” shall mean Guess?, Inc., a Delaware corporation.

(i)    “Designated Subsidiary” shall mean any Subsidiary which has been designated by the Committee from time to time in its sole discretion as eligible to participate in the Plan. Any such designation by the Committee shall not require stockholder approval.

(j)    “Employee” shall mean any individual who is an employee of the Company for tax purposes and whose customary employment with the Company is at least twenty (20) hours per week and more than five (5) months in any calendar year. For purposes of the Plan, the employment relationship shall be treated as continuing intact while the individual is on sick leave or other leave of absence approved by the Company. Where the period of leave exceeds three (3) months and the individual’s right to reemployment is not guaranteed either by statute or by contract, the employment relationship shall be deemed to have terminated on the first day immediately following such three-month period. Prior to the start of an Offering Period, the Committee may, without stockholder approval, change the eligibility requirements set forth above in this definition as applicable to such Offering Period.

(k)    “Enrollment Date” shall mean the first day of each Offering Period.

(l)    “Exchange Act” shall mean the Securities Exchange Act of 1934, as amended.

(m)    “Exercise Date” shall mean the last day of each Offering Period.

(n)    “Fair Market Value” shall mean, on any given date,

(i)    if the Common Stock is listed or admitted to trade on a national securities exchange, the closing price of a share of Common Stock on such date on the principal national securities exchange on which the Common Stock is so listed or admitted to trade, or, if there is no trading of the Common Stock on such date, then the closing price of a share of Common Stock on such exchange on the next preceding date on which there was trading in the shares of Common Stock; or

(ii)    in the absence of exchange data required to determine Fair Market Value pursuant to the foregoing, the value as established by the Committee as of the relevant time for purposes of this Plan.

(o)    “Offering Period” shall mean a period of approximately three (3) months, commencing on the last Monday of the second fiscal month of each fiscal quarter of the Company and terminating on the penultimate Friday of the second fiscal month of the immediately following fiscal quarter of the Company. The timing and duration of Offering Periods may be changed pursuant to Section 4 of this Plan.

(p)    “Plan” shall mean this 2002 Employee Stock Purchase Plan, as amended from time to time.

(q)    “Purchase Price” shall mean an amount equal to eighty-five percent (85%) of the Fair Market Value of a share of Common Stock on the Enrollment Date or on the Exercise Date, whichever is lower; provided, however, that the Committee may provide prior to the start of any Offering Period that the Purchase Price for that Offering Period shall be determined by applying a discount amount (not to exceed 15%) to either (i) the Fair Market Value of a share of Common Stock on the Enrollment Date of that Offering Period, or (ii) the Fair Market Value of a share of Common Stock on the Exercise Date of that Offering Period, or (iii) the lesser of the Fair Market Value of a share of Common Stock on the Enrollment Date of that Offering Period or the Fair Market Value of a share of Common Stock on the Exercise Date of that Offering Period; and provided, further, that in no event shall the Purchase Price per share be less than the par value of a share of Common Stock.

(r)    “Rule 16b-3” means Rule 16b-3 as promulgated by the Commission under Section 16 of the Exchange Act, as amended from time to time.

(s)    “Subsidiary” shall mean a corporation, domestic or foreign, of which not less than fifty percent (50%) of the voting shares are held by the Corporation or a Subsidiary, whether or not such corporation now exists or is hereafter organized or acquired by the Corporation or a Subsidiary.

3.    Eligibility.

(a)    Any Employee who shall be employed by the Company on a given Enrollment Date shall be eligible to participate in the Plan for the corresponding Offering Period.

(b)    Any provisions of the Plan to the contrary notwithstanding, no Employee shall be granted an option under the Plan (i) to the extent that, immediately after the grant, such Employee (or any other person whose stock would be attributed to such Employee pursuant to Section 424(d) of the Code) would own capital stock of the Company and/or hold outstanding options (granted under this Plan or otherwise) to purchase such stock possessing five percent (5%) or more of the total combined voting power or value of all classes of the capital stock of the Company or of any parent corporation (if any) or any Subsidiary, or (ii) to the extent that his or her rights to purchase stock under all employee stock purchase plans of the Company and its parent corporation (if any) and its Subsidiaries qualified under Section 423 of the Code accrues at a rate which exceeds Twenty-Five Thousand Dollars ($25,000.00) worth of stock (determined at the Fair Market Value of the shares at the time such option is granted) for each calendar year in which such option is outstanding at any time. For purposes of the foregoing clause (ii), a right to purchase stock accrues when it first become exercisable during the calendar year.

4.    Offering Periods. The Plan shall be implemented by consecutive Offering Periods with a new Offering Period commencing on the last Monday of the second fiscal month of each fiscal quarter of the Company and terminating on the penultimate Friday of the second fiscal month of the immediately following fiscal quarter of the Company. Offering Periods shall continue until this Plan is terminated in accordance with Section 19 or Section 20 hereof (or, if earlier, until no shares of Common Stock remain available for options pursuant to Section 13(a)). The Committee shall have the power, with respect to any future Offering Period and without stockholder approval if such change is announced at least five (5) days prior to the beginning of such Offering Period, (a) to change the timing and duration of such Offering Period, including the Enrollment Date and Exercise Date thereof (provided, however, that no Offering Period shall be shorter than one (1) month or longer than twenty-seven (27) months) and/or (b) to provide that such Offering Period will consist of multiple “purchase periods,” with an Exercise Date to occur at the end of each such purchase period.

5.    Participation.

(a)    An eligible Employee may become a participant in the Plan by (i) enrolling online in the manner and through the website designated by the Company or (ii) completing and submitting a subscription agreement in such form as the Company may prescribe from time to time, in each case authorizing payroll deductions under the Plan. Such online enrollment or filing of a subscription agreement with the Company must occur at least five (5) business days prior to the applicable Enrollment Date (or such other date prior to the applicable Enrollment Date as the Committee may designate).

(b)    Payroll deductions for a participant shall commence on the first payroll date on or following the Enrollment Date and shall end on the last payroll date in the Offering Period to which such authorization is applicable, unless sooner terminated by the participant as provided in Section 10 hereof.

(c)    For purposes of this Plan, if a Designated Subsidiary ceases to be a Subsidiary, each person employed by that Subsidiary will be deemed to have terminated employment for purposes of this Plan and will no longer be an Employee unless the person continues as an Employee in respect of another Company entity.

6.    Payroll Deductions.

(a)    At the time a participant enrolls online or files a subscription agreement, he or she shall elect to have payroll deductions made on each payroll date during the Offering Period in an amount not less than one percent (1%) and not in excess of fifteen percent (15%) of the participant’s Compensation during the Offering Period, such election to be stated (unless the Committee otherwise provides) as a whole percentage of the participant’s Compensation.

(b)    Subject to Section 6(a), all payroll deductions made for a participant shall be credited to his or her account under the Plan. A participant may not make any additional payments into such account.

(c)    A participant may discontinue his or her participation in the Plan as provided in Section 10 hereof. A participant’s online enrollment or subscription agreement shall remain in effect for successive Offering Periods unless terminated as provided in Section 10 hereof or by re-enrolling online or filing a new subscription agreement with the Company at least five (5) business days prior to the Enrollment Date of the immediately following Offering Period (or such other date prior to such Enrollment Date as the Committee may designate). Except as contemplated by Section 6(d), Section 10 and Section 11, changes in a participant’s payroll deduction levels may not take effect during an Offering Period, and other modifications and suspensions of a participant’s subscription agreement are not permitted.

(d)    Notwithstanding the foregoing, to the extent necessary to comply with Section 7 hereof or Section 423(b)(8) of the Code and Section 3(b) hereof, a participant’s payroll deductions may be automatically decreased to zero percent (0%) at any time during an Offering Period. Payroll deductions shall recommence at the rate provided in such participant’s subscription agreement at the beginning of the first Offering Period which is scheduled to end in the following calendar year, unless terminated by the participant as provided in Section 10 hereof.

(e)    At the time the option is exercised, in whole or in part, or at the time some or all of the Company’s Common Stock issued under the Plan is disposed of, the participant must make adequate provision for the Company’s federal, state, or other tax withholding obligations, if any, which arise upon the exercise of the option or the disposition of the Common Stock. At any time, the Company may, but shall not be obligated to, withhold from the participant’s compensation the amount necessary for the Company to meet applicable withholding obligations, including any withholding required to make available to the Company any tax deductions or benefits attributable to sale or early disposition of Common Stock by the Employee. Notwithstanding anything herein to the contrary, with respect to any withholding obligation that may arise upon the exercise of an option, the Company may, but shall not be obligated to, deduct from a participant’s account balance as of an Exercise Date, before the exercise of the participant’s option is given effect, the amount which the Company reasonably determines to be required to withhold with respect to such exercise. In such event, the maximum number of whole shares subject to the option (subject to the other limits set forth in the Plan) shall be purchased at the Purchase Price with the balance of the participant’s account (after reduction for the tax withholding amount).

7.    Grant of Option. On the Enrollment Date of each Offering Period, each eligible Employee participating in such Offering Period shall be granted an option to purchase on the Exercise Date of such Offering Period (at the applicable Purchase Price) up to a number of shares of the Company’s Common Stock determined by dividing such Employee’s payroll deductions accumulated prior to such Exercise Date and retained in the Participant’s account as of the Exercise Date by the applicable Purchase Price; provided that, in no event, shall an Employee be permitted to purchase during any particular Offering Period more than 200,000 shares (subject to any adjustment pursuant to Section 19), and provided further that such purchase shall be subject to the limitations set forth in Section 3(b) and 13 hereof. Exercise of the option shall occur as provided in Section 8 hereof, unless the participant has withdrawn pursuant to Section 10 hereof. The option shall expire on the last day of the Offering Period. Notwithstanding the foregoing, the Committee may without stockholder approval, amend the limit set forth above in this Section 7 on the number of shares that an Employee may purchase in any Offering Period, effective no earlier than the first Offering Period commencing after the adoption of such amendment.

8.    Exercise of Option. Unless a participant withdraws from the Plan as provided in Section 10 hereof, his or her option for the purchase of shares shall be exercised automatically on the Exercise Date, and the maximum number of full shares subject to the option shall be purchased for such participant at the applicable Purchase Price with the accumulated payroll deductions in his or her account. No fractional shares shall be purchased; any payroll deductions accumulated in a participant’s account which are not sufficient to purchase a full share shall be retained in the participant’s account for the subsequent Offering Period, subject to earlier withdrawal by the participant as provided in Section 10 hereof. Any other monies left over in a participant’s account after the Exercise Date shall be returned to the participant. During a participant’s lifetime, a participant’s option to purchase shares hereunder is exercisable only by him or her.

9.    Delivery. As promptly as practicable after each Exercise Date on which a purchase of shares occurs, the Corporation shall, in its discretion, either: (a) arrange the delivery to the participant or to a record keeping service of a certificate, as appropriate, or (b) issue shares in book entry form to the participant or his or her designated broker, registered in the name of such participant or broker, or (c) provide for an alternative arrangement for the delivery of such shares to a broker or recordkeeping service for the benefit of the participant, in each case, representing the shares purchased upon exercise of his or her option.

10.    Withdrawal.

(a)    A participant may withdraw all but not less than all the payroll deductions credited to his or her account during an Offering Period and not yet used to exercise his or her option under the Plan at any time by (i) withdrawing online in the manner and through the website designated by the Company or (ii) giving written notice to the Company in such form as the Company may prescribe from time to time. A withdrawal election pursuant to this Section 10(a) with respect to an Offering Period shall be effective only if it is completed online or received by the Company, in each case no later than two (2) business days prior to the Exercise Date of that Offering Period. All of the participant’s payroll deductions credited to his or her account shall be paid to such participant promptly after receipt of notice of withdrawal and such participant’s option for the Offering Period shall be automatically terminated, and no further payroll deductions for the purchase of shares shall be made for such Offering Period. A participant may also withdraw from participation in a succeeding Offering Period by (i) withdrawing online in the manner and through the website designated by the Company or (ii) giving written notice to the Company in such form as the Company may prescribe from time to time, provided that the notice of withdrawal is completed online or received by the Company, in each case no later than one (1) business day prior to the Enrollment Date of the succeeding Offering Period (or such other date as the Committee may designate).

(b)    A participant’s withdrawal from an Offering Period shall not have any effect upon his or her eligibility to participate in any similar plan which may hereafter be adopted by the Company or in succeeding Offering Periods which commence after the termination of the Offering Period from which the participant withdraws. A participant’s termination from Plan participation shall be deemed to be a revocation of that participant’s online enrollment or subscription agreement and such participant must re-enroll online or file a new subscription agreement to resume Plan participation in any succeeding Offering Period.

11.    Termination of Employment.

(a)    Except as provided in Section 11(b) below, if a participant ceases to be an Employee for any reason (including, without limitation, due to the participant’s death, disability, resignation or retirement, or due to a layoff or other termination of employment with or without cause) at any time prior to the last day of an Offering Period in which he or she participates, such participant’s account shall be paid to him or her (or, in the event of the participant’s death, to the person or persons entitled thereto under Section 13) in cash, and such participant’s option and participation in the Plan shall automatically terminate as of the time that the participant ceased to be an Employee.

(b)    If a participant (i) ceases to be an Employee during an Offering Period but remains an employee of the Company through the Exercise Date (for example, and without limitation, if the participant’s employer ceases to maintain the Plan as a Designated Subsidiary but otherwise continues as a Subsidiary, or if the participant’s customary level of employment no longer satisfies the requirements set forth in the definition of Employee), or (ii) during an Offering Period commences a sick leave, military leave, or other leave of absence approved by the Company, and the leave meets the requirements of Treasury Regulation Section 1.421-1(h)(2) and the participant is an employee of the Company or on such leave as of the applicable Exercise Date, such participant’s payroll deductions shall cease, and the accumulated payroll deductions previously credited to the participant’s account for that Offering Period shall be used to exercise the participant’s option as of the applicable Exercise Date in accordance with Section 8 (unless the participant makes a timely withdrawal election in accordance with Section 10, in which case such participant’s account shall be paid to him or her in cash in accordance with Section 10).

12.    Interest. No interest shall accrue on the payroll deductions of a participant in the Plan.

13.    Stock.

(a)    The maximum number of shares of Common Stock which shall be made available for sale under the Plan shall be four million (4,000,000) shares, subject to adjustment upon changes in capitalization of the

Company as provided in Section 19 hereof. Shares that are subject to or underlie options, which (i) for any reason are cancelled or terminated, are forfeited, or (ii) for any other reason are not paid or delivered under the Plan shall again, except to the extent prohibited by law, be available for subsequent options under the Plan. If, on a given Exercise Date, the number of shares with respect to which options are to be exercised exceeds the number of shares then available under the Plan, the Company shall make a pro rata allocation of the shares remaining available for purchase in as uniform a manner as shall be practicable and as it shall determine to be equitable.

(b)    The participant shall have no interest or voting right in shares covered by his option until such option has been exercised.

(c)    Shares to be delivered to a participant under the Plan shall be registered in the name of the participant (or the participant and his or her spouse) or his or her designated broker.

14.    Administration.

(a)    The Board shall appoint the Committee, which shall be composed of not less than two members of the Board. The Board may, at any time, increase or decrease the number of members of the Committee, may remove from membership on the Committee all or any portion of its members, and may appoint such person or persons as it desires to fill any vacancy existing on the Committee, whether caused by removal, resignation, or otherwise. The Board may also, at any time, assume the administration of all or a part of this Plan, in which case references (or relevant references in the event the Board assumes the administration of only certain aspects of this Plan) to the “Committee” shall be deemed to be references to the Board.

(b)    The Committee shall supervise and administer this Plan and shall have full power and discretion to adopt, amend and rescind any rules deemed desirable and appropriate for the administration of this Plan and not inconsistent with the terms of this Plan, and to make all other determinations necessary or advisable for the administration of this Plan. The Committee shall act by majority vote or by unanimous written consent. No member of the Committee shall be entitled to act on or decide any matter relating solely to himself or herself or solely to any of his or her rights or benefits under this Plan. The Committee shall have full power and discretionary authority to construe and interpret the terms and conditions of this Plan, which construction or interpretation shall be final and binding on all parties including the Company, participants and beneficiaries. The Committee may delegate ministerial non-discretionary functions to third parties, including individuals who are officers or employees of the Company. Notwithstanding anything else contained in this Plan to the contrary, the Committee may also adopt rules, procedures or sub-plans applicable to particular Subsidiaries or locations, which sub-plans may be designed to be outside the scope of Section 423 of the Code and need not comply with the otherwise applicable provisions of this Plan.

(c)    Subject only to compliance with the express provisions hereof, the Board and Committee may act in their absolute discretion in matters within their authority related to this Plan. Any action taken by, or inaction of, the Company, any Designated Subsidiary, the Board or the Committee relating or pursuant to this Plan shall be within the absolute discretion of that entity or body and will be conclusive and binding upon all persons. In making any determination or in taking or not taking any action under this Plan, the Board or Committee, as the case may be, may obtain and may rely on the advice of experts, including professional advisors to the Company. Neither the Board nor any Committee, nor any member thereof or person acting at the direction thereof, shall be liable for any act, omission, interpretation, construction or determination made in good faith in connection with the Plan, and all such persons shall be entitled to indemnification and reimbursement by the Corporation in respect of any claim, loss, damage or expense (including, without limitation, attorneys’ fees) arising or resulting therefrom to the fullest extent permitted by law and/or under any directors and officers liability insurance coverage that may be in effect from time to time.

15.    Designation of Beneficiary.

(a)    If the Committee so permits, a participant may file a written designation of a beneficiary who is to receive any shares and cash, if any, from the participant’s account under the Plan in the event of such participant’s death subsequent to an Exercise Date on which the option is exercised but prior to delivery to such participant of such shares and cash. In addition, a participant may file a written designation of a beneficiary who is to receive any cash from the participant’s account under the Plan in the event of such participant’s death prior to exercise of the option. If a participant is married and the designated beneficiary is not the spouse, spousal consent shall be required for such designation to be effective.

(b)    Such designation of beneficiary may be changed by the participant at any time by written notice. The Committee may rely on the last designation of a beneficiary filed by a participant in accordance with this Plan. In the event of the death of a participant and in the absence of a beneficiary validly designated under the Plan who is living at the time of such participant’s death, the Company shall deliver such shares and/or cash to the executor or administrator of the estate of the participant, or if no such executor or administrator has been appointed (to the knowledge of the Company), the Company, in its discretion, may deliver such shares and/or cash to the spouse or to any one or more dependents or relatives of the participant, if no spouse, dependent or relative is known to the Company, then to such other person as the Company may designate.

16.    Transfer Restrictions.

(a)    Neither payroll deductions credited to a participant’s account nor any rights with regard to the exercise of an option or to receive shares under the Plan may be assigned, transferred, pledged or otherwise disposed of in any way (other than by will, the laws of descent and distribution or as provided in Section 15 hereof) by the participant. Any such attempt at assignment, transfer, pledge or other disposition shall be without effect, except that the Company may treat such act as an election to withdraw funds from an Offering Period in accordance with Section 10 hereof.

(b)    Unless the Board or the Committee determines otherwise prior to the start of any Offering Period, the shares of Common Stock purchased by a participant on each Exercise Date must be held and not sold by the participant for a minimum period of six (6) months following the applicable Exercise Date. Accordingly, the participant shall not sell, make any short sale of, loan, hypothecate, assign, transfer, pledge, grant any option for the purchase of, or otherwise dispose or transfer for value or otherwise agree to engage in any of the foregoing transactions with respect to any shares purchased by the participant under the Plan until those shares have been held for at least a six (6) month period measured from the applicable Exercise Date. (By way of example, shares purchased on an Exercise Date of June 26 may not be sold or otherwise transferred by the participant until at least December 26 of the same year.) This transfer restriction shall hereafter be referred to as the “Holding Period Requirement.” Notwithstanding the foregoing, the Board or Committee may at any time elect to reduce or waive the Holding Period Requirement, provided that any such reduction or waiver with respect to a particular Offering Period shall apply equally to all participants in that Offering Period.

(c)    A participant shall have, with respect to purchased shares that are subject to the Holding Period Requirement, all of the rights of a shareholder of the Corporation, including the right to vote the shares and the right to receive any cash or other dividends with respect to the shares. Any new, substituted or additional securities which are, by reason of any stock split, stock dividend, recapitalization, combination or reclassification of shares, exchange of shares or other change affecting the outstanding Common Stock as a class without the Corporation’s receipt of consideration, distributed with respect to any purchased shares shall be subject to the same Holding Period Requirement, if any, applicable to those shares.

(d)    In order to enforce the Holding Period Requirement, the Corporation may impose stop-transfer instructions or take such other actions it deems necessary or advisable with respect to the purchased shares until the end of the applicable six (6) month period.

(e)    Upon a participant’s ceasing to be an Employee for any reason, any shares held by such participant that are then subject to a Holding Period Requirement shall no longer be subject to the Holding Period Requirement.

17.    Use of Funds. All payroll deductions received or held by the Company under the Plan may be used by the Company for any corporate purpose, and the Company shall not be obligated to segregate such payroll deductions.

18.    Reports. Individual accounts shall be maintained for each participant in the Plan. Statements of account shall be given to participating Employees as soon as administratively practicable following each Exercise Date, which statements shall set forth the amounts of payroll deductions, the Purchase Price, the number of shares purchased and the remaining cash balance, if any.

19.    Adjustments; Corporate Transactions.

(a)    Adjustments of and Changes in the Stock. Upon or in contemplation of any reclassification, recapitalization, stock split (including a stock split in the form of a stock dividend), or reverse stock split; any merger, combination, consolidation, or other reorganization; split-up, spin-off, or any similar extraordinary dividend distribution in respect of the Common Stock (whether in the form of securities or property); any exchange of Common Stock or other securities of the Corporation, or any similar, unusual or extraordinary corporate transaction in respect of the Common Stock; or a sale of substantially all the assets of the Corporation as an entirety occurs; then the Committee shall equitably and proportionately adjust (i) the number and type of shares or the number and type of other securities that thereafter may be made the subject of options (including the specific maxima and numbers of shares set forth elsewhere in this Plan), (ii) the number, amount and type of shares (or other securities or property) subject to any or all outstanding options, (iii) the Purchase Price of any or all outstanding options, and/or (iv) the securities, cash or other property deliverable upon exercise of any outstanding options, in each case to the extent necessary to preserve (but not increase) the level of incentives intended by this Plan and the then-outstanding options. Upon the occurrence of any event described in the preceding sentence, or any other event in which the Corporation does not survive (or does not survive as a public company in respect of its Common Stock); then the Committee may make provision for a cash payment or for the substitution or exchange of any or all outstanding options for cash, securities or property to be delivered to the holders of any or all outstanding options based upon the distribution or consideration payable to holders of the Common Stock upon or in respect of such event. The Committee may adopt such valuation methodologies for outstanding options as it deems reasonable in the event of a cash or property settlement and, without limitation on other methodologies, may base such settlement solely upon the excess (if any) of the amount payable upon or in respect of such event over the Purchase Price of the option. In any of such events, the Committee may take such action sufficiently prior to such event to the extent that the Committee deems the action necessary to permit the participant to realize the benefits intended to be conveyed with respect to the underlying shares in the same manner as is or will be available to stockholders generally.

(b)    Possible Early Termination of Plan and Options. Upon a dissolution or liquidation of the Corporation, or any other event described in Section 19(a) that the Corporation does not survive or does not survive as a publicly-traded company in respect of its Common Stock, as the case may be, this Plan and, if prior to the last day of an Offering Period, any outstanding option granted with respect to that Offering Period shall terminate, subject to any provision that has been expressly made by the Board for the survival, substitution, assumption, exchange or other settlement of the Plan and options. In the event a participant’s option is terminated pursuant to this Section 19(b) without a provision having been made by the Board for a substitution, exchange or other settlement of the option, such participant’s account shall be paid to him or her in cash without interest.

20.    Amendment or Termination.

(a)    The Board may at any time and for any reason terminate, suspend or amend the Plan. Except as provided in Section 19 hereof, no such termination can affect options previously granted. Except as provided in

Section 19 hereof, no amendment may make any change in any option theretofore granted which adversely affects the rights of any participant. To the extent necessary to comply with Section 423 of the Code (or any successor rule or provision or any other applicable law, regulation or stock exchange rule), the Company shall obtain stockholder approval in such a manner and to such a degree as required. No options may be granted during any suspension of this Plan or after the termination of this Plan, but the Committee will retain jurisdiction as to options then outstanding in accordance with the terms of this Plan.

(b)    Without stockholder consent and without regard to whether any participant rights may be considered to have been “adversely affected,” the Board (or its committee) shall be entitled to change future Offering Periods, establish the exchange ratio applicable to amounts withheld in a currency other than U.S. dollars, permit payroll withholding in excess of the amount designated by a participant in order to adjust for delays or mistakes in the Company’s processing of properly completed withholding elections, establish reasonable waiting and adjustment period and/or accounting and crediting procedures to ensure that amounts applied toward the purchase of Common Stock for each participant properly correspond with amounts withheld from the participant’s Compensation, and establish such other limitations or procedures as the Board (or its committee) determines in its sole discretion advisable which are consistent with the Plan.

21.    Notices. All notices or other communications by a participant to the Company under or in connection with the Plan shall be deemed to have been duly given when received in the form specified by the Company at the location, or by the person, designated by the Company for the receipt thereof.

22.    Conditions Upon Issuance of Shares. Shares shall not be issued with respect to an option unless the exercise of such option and the issuance and delivery of such shares pursuant thereto shall comply with all applicable provisions of law, domestic or foreign, including, without limitation, the Securities Act of 1933, as amended, the Exchange Act, the rules and regulations promulgated thereunder, and the requirements of any stock exchange upon which the shares may then be listed, and shall be further subject to the approval of counsel for the Company with respect to such compliance. As a condition to the exercise of an option, the Company may require the person exercising such option to represent and warrant at the time of any such exercise that the shares are being purchased only for investment and without any present intention to sell or distribute such shares if, in the opinion of counsel for the Company, such a representation is required by any of the aforementioned applicable provisions of law.

23.    Term of Plan.

(a)    The Plan shall become effective upon its adoption by the Board. No new Offering Periods shall commence on or after March 26, 2032, and the Plan shall terminate as of the Exercise Date on or immediately following such date unless sooner terminated under Section 19 or 20 hereof.

(b)    Notwithstanding anything else contained herein to the contrary, the effectiveness of this amendment and restatement of the Plan is subject to the approval of this amendment and restatement of the Plan by the stockholders of the Company within twelve (12) months after March 26, 2022.

24.    Employees’ Rights.

(a)    Nothing in this Plan (or in any other documents related to this Plan) will confer upon any Employee or participant any right to continue in the employ or other service of the Company, constitute any contract or agreement of employment or other service or effect an employee’s status as an employee at will, nor shall interfere in any way with the right of the Company to change such person’s compensation or other benefits or to terminate his or her employment or other service with or without cause. Nothing contained in this Section 24(a), however, is intended to adversely affect any express independent right of any such person under a separate employment or service contract other than a subscription agreement.

(b)    No participant or other person will have any right, title or interest in any fund or in any specific asset (including shares) of the Company by reason of any option hereunder. Neither the provisions of this Plan (or of any related documents), nor the creation or adoption of this Plan, nor any action taken pursuant to the provisions of this Plan will create, or be construed to create, a trust of any kind or a fiduciary relationship between the Company and any participant or other person. To the extent that a participant or other person acquires a right to receive payment pursuant to this Plan, such right will be no greater than the right of any unsecured general creditor of the Corporation. No special or separate reserve, fund or deposit will be made to assure any such payment.

(c)    A participant will not be entitled to any privilege of stock ownership as to any shares not actually delivered to the participant pursuant to Section 9. No adjustment will be made for dividends or other rights as a stockholder for which a record date is prior to such date of delivery.

25.    Plan Construction.

(a)    Section 16. It is the intent of the Corporation that transactions involving options under this Plan (other than “Discretionary Transactions” as that term is defined in Rule 16b-3(b)(1) promulgated by the Commission under Section 16 of the Exchange Act, to the extent there are any Discretionary Transactions under this Plan), in the case of participants who are or may be subject to the prohibitions of Section 16 of the Exchange Act, satisfy the requirements for exemption under Rule 16b-3(c) promulgated by the Commission under Section 16 of the Exchange Act to the maximum extent possible. Notwithstanding the foregoing, the Corporation shall have no liability to any participant for Section 16 consequences of options or other events with respect to this Plan.

(b)    Section 423. Except as the Committee may expressly provide in the case of one or more sub-plans adopted pursuant to Section 14(b), this Plan and options are intended to qualify under Section 423 of the Code. Accordingly, all participants are to have the same rights and privileges (within the meaning of Section 423(b)(5) of the Code and except as not required thereunder to qualify this Plan under Section 423) under this Plan, subject to differences in compensation among participants and subject to the payroll deduction and share limits of this Plan.

(c)    Interpretation. If any provision of this Plan or of any option would otherwise frustrate or conflict with the intents expressed above, that provision to the extent possible shall be interpreted so as to avoid such conflict. If the conflict remains irreconcilable, the Committee may disregard the provision if it concludes that to do so furthers the interest of the Company and is consistent with the purposes of this Plan as to such persons in the circumstances.

26.    Miscellaneous.

(a)    This Plan, the options, and related documents shall be governed by, and construed in accordance with, the laws of the State of Delaware. If any provision shall be held by a court of competent jurisdiction to be invalid and unenforceable, the remaining provisions of this Plan shall continue in effect.

(b)    Captions and headings are given to the sections of this Plan solely as a convenience to facilitate reference. Such captions and headings shall not be deemed in any way material or relevant to the construction of interpretation of this Plan or any provision hereof.

(c)    The adoption of this Plan shall not affect any other Company compensation or incentive plans in effect. Nothing in this Plan will limit or be deemed to limit the authority of the Board or Committee (i) to establish any other forms of incentives or compensation for employees of the Company (with or without reference to the Common Stock), or (ii) to grant or assume options (outside the scope of and in addition to those contemplated by this Plan) in connection with any proper corporate purpose; to the extent consistent with any other plan or authority.

(d)    Benefits received by a participant under an option granted pursuant to this Plan shall not be deemed a part of the participant’s compensation for purposes of the determination of benefits under any other employee welfare or benefit plans or arrangements, if any, provided by the Company, except where the Committee or the Board expressly otherwise provides or authorizes in writing.

27.    Notice of Sale. Any person who has acquired shares under this Plan shall give prompt written notice to the Company of the sale or other transfer of the shares if such sale or transfer occurs (a) within the two (2) year period after the Enrollment Date (date the option is granted) of the Offering Period with respect to which such shares were acquired or (b) within the twelve (12) month period after the Exercise Date of the Offering Period with respect to with such shares were acquired.

APPENDIX C

ADDITIONAL INFORMATION REGARDING PARTICIPANTS IN THE SOLICITATION

Under applicable SEC rules and regulations, members of the Board, the Board’s nominees and certain officers and other employees of the Company are “participants” with respect to the Company’s solicitation of proxies in connection with the Annual Meeting. The following sets forth certain information about such persons (the “Participants”).

Directors and Director Nominees

The names and present principal occupation of our directors and director nominees, each a Participant, are set forth below. The business address for the Company’s current directors and director nominees is c/o Guess?, Inc., 1444 South Alameda Street, Los Angeles, CA 90021.

Name	Present Principal Occupation
Carlos Alberini	Chief Executive Officer, Guess?, Inc.
Anthony Chidoni	Principal and Owner, Lorelle Capital
Laurie Ann Goldman	Founder and Chief Executive Officer, LA Ventures
Cynthia Livingston	Co-Chairman, Bravado Design Director, Independent Curators International
Maurice Marciano	Co-Founder, Guess?, Inc.
Paul Marciano	Co-Founder and Chief Creative Officer, Guess?, Inc.
Deborah Weinswig	Founder and Chief Executive Officer, Coresight Research
Alex Yemenidjian

Non-Executive Chairman, Guess?, Inc.

Chairman and Chief Executive Officer, Oshidori International Development LTD

Trustee, Baron Investment Funds Trust

Non-Executive Chairman, Oshidori International Holdings Ltd.

Officers and Employees

Other than Carlos Alberini and Paul Marciano listed above, the executive officers and employees of the Company who are Participants are [                ]. The business address for each is c/o Guess?, Inc., 1444 South Alameda Street, Los Angeles, CA 90021. Their present principal occupations are stated below.

Name	Present Principal Occupation

Information Regarding Ownership of the Company’s Securities by Participants

The number of the Company’s securities beneficially owned by the Participants as of March 23, 2022 is set forth in the section entitled “Security Ownership of Certain Beneficial Owners and Management” in this Proxy Statement.

Information Regarding Transactions in the Company’s Securities by Participants

The following table sets forth information regarding purchases and sales of the Company’s securities by the Participants within the past two years. No part of the purchase price or market value of these securities is represented by funds borrowed or otherwise obtained for the purpose of acquiring or holding such securities.

Name	Date	Title of Security	Number of Shares	Transaction
Carlos Alberini	04/13/2020	Common Stock	250,000	Grant, Award or Other Acquisition
	04/13/2020	Common Stock	18,000	Payment of Exercise Price or Tax Liability
	04/27/2020	Common Stock	125,561	Grant, Award or Other Acquisition
	06/11/2020	Employee Stock Option	348,157	Grant, Award or Other Acquisition
	07/16/2020	Common Stock	100,000	Open Market Purchase
	09/10/2020	Common Stock	83,000	Open Market Purchase
	02/20/2021	Common stock	24,871	Payment of Exercise Price or Tax Liability
	06/30/2021	Performance Share Units	300,000	Grant, Award or Other Acquisition
	12/09/2021	Common Stock	41,000	Bona Fide Gift
	03/14/2022	Common Stock	56,818	Grant, Award or Other Acquisition

Anthony Chidoni	02/03/2020	Common Stock	8,294	Grant, Award or Other Acquisition
	02/01/2021	Common Stock	7,905	Grant, Award or Other Acquisition
	01/31/2022	Common Stock	2,977	Grant, Award or Other Acquisition

Laurie Ann Goldman	02/03/2020	Common Stock	8,294	Grant, Award or Other Acquisition
	02/01/2021	Common Stock	7,905	Grant, Award or Other Acquisition
	01/31/2022	Common Stock	2,977	Grant, Award or Other Acquisition

Cynthia Livingston	02/03/2020	Common Stock	8,294	Grant, Award or Other Acquisition
	02/01/2021	Common Stock	7,905	Grant, Award or Other Acquisition
	01/31/2022	Common Stock	2,977	Grant, Award or Other Acquisition

Maurice Marciano	02/03/2020	Common Stock	8,294	Grant, Award or Other Acquisition
	02/01/2021	Common Stock	7,905	Grant, Award or Other Acquisition
	01/31/2021	Common Stock	2,977	Grant, Award or Other Acquisition

Paul Marciano	02/07/2020	Common Stock	174,025	Grant, Award or Other Acquisition
	02/07/2020	Common Stock	77,670	Payment of Exercise Price or Tax Liability
	04/13/2020	Common Stock	39,785	Grant, Award or Other Acquisition
	04/13/2020	Common Stock	205,339	Grant, Award or Other Acquisition
	04/27/2020	Common Stock	296,928	Grant, Award or Other Acquisition
	06/11/2020	Employee Stock Option	348,157	Grant, Award or Other Acquisition
	02/05/2021	Common Stock	91,347	Grant, Award or Other Acquisition
	04/06/2021	Common Stock	35,000	Bona Fide Gift
	04/07/2021	Common Stock	29,615	Bona Fide Gift
	04/13/2021	Common Stock	310,881	Grant, Award or Other Acquisition
	04/13/2021	Common Stock	30,000	Open Market Sale
	04/14/2021	Common Stock	40,000	Open Market Sale
	04/15/2021	Common Stock	30,000	Open Market Sale
	06/25/2021	Common Stock	42,350	Bona Fide Gift
	06/30/2021	Common Stock	29,426	Bona Fide Gift
	12/31/2021	Common Stock	30,000	Bona Fide Gift
	01/03/2022	Common Stock	8,834	Bona Fide Gift
	02/08/2022	Common Stock	7,905	Bona Fide Gift
	02/15/2022	Common Stock	8,294	Bona Fide Gift
	03/14/2022	Common Stock	170,455	Grant, Award or Other Acquisition

Deborah Weinswig	02/03/2020	Common Stock	8,294	Grant, Award or Other Acquisition
	02/01/2021	Common Stock	7,905	Grant, Award or Other Acquisition
	01/31/2022	Common Stock	2,977	Grant, Award or Other Acquisition

Alex Yemenidjian	02/03/2020	Common Stock	8,294	Grant, Award or Other Acquisition
	02/01/2021	Common Stock	7,905	Grant, Award or Other Acquisition
	09/17/2021	Common Stock	4,365	Grant, Award or Other Acquisition
	01/31/2022	Common Stock	2,977	Grant, Award or Other Acquisition

Miscellaneous Information Concerning Participants

Other than as set forth in this Appendix C or elsewhere in this Proxy Statement and based on the information provided by each Participant, none of the Participants or their associates (i) beneficially owns (within the meaning of Rule 13d-3 under the Exchange Act), directly or indirectly, or owns of record but not beneficially, any shares of Common Stock or other securities of the Company or any of its subsidiaries, or (ii) beneficially owns, directly or indirectly, securities of any parent or subsidiary of the Company. Other than as set forth in this Appendix C or elsewhere in this Proxy Statement and based on the information provided by each Participant, no part of the purchase price or market value of any of the securities in this Appendix C is represented by funds borrowed or otherwise obtained for the purpose of acquiring or holding such securities.

Other than as set forth in this Appendix C or elsewhere in this Proxy Statement and based on the information provided by each Participant, none of the Participants or their associates has any substantial interest, direct or indirect, by security holdings or otherwise, in any matter to be acted upon at the Annual Meeting. In addition, other than as set forth in this Appendix C or elsewhere in this Proxy Statement and based on the information provided by each Participant, none of the Participants listed above is now, or has been within the past year, a party to any contract, arrangement, or understanding with any person with respect to any of the Company’s securities, including, but not limited to, joint ventures, loan or option arrangements, puts or calls, guarantees against loss or guarantees of profit, division of losses or profits, or the giving or withholding of proxies. No Participant has been convicted in a criminal proceeding (excluding traffic violations and similar misdemeanors) during the past ten years.

Other than as set forth in this Appendix C or elsewhere in this Proxy Statement and based on the information provided by each Participant, neither the Company nor any of the Participants listed above or any of their associates have or will have (i) any arrangements or understandings with any person with respect to any future employment by the Company or its affiliates or with respect to any future transactions to which the Company or any of its affiliates will or may be a party or (ii) a direct or indirect material interest in any transaction or series of similar transactions since the beginning of our last fiscal year, or any currently proposed transactions, or series of similar transactions, to which the Company or any of its subsidiaries was or is to be a party in which the amount involved exceeds $120,000.

PRELIMINARY COPY – SUBJECT TO COMPLETION

c/o Corporate Election Services P. O. Box 3230 Pittsburgh, PA 15230

VOTE BY TELEPHONE

Have your WHITE proxy card available when you call the Toll-Free number 1-888-693-8683 using a touch-tone phone, and follow the simple instructions to record your vote.

VOTE BY INTERNET

Have your WHITE proxy card available when you access the website www.cesvote.com and follow the simple instructions to record your vote.

VOTE BY MAIL

Please mark, sign and date your WHITE proxy card and return it in the postage-paid envelope provided or return it to: Corporate Election Services, P.O. Box 3230, Pittsburgh, PA 15230.

Internet Access the Internet site and cast your vote: www.cesvote.com	QR Code Scan with a mobile device	Telephone Call Toll-Free: 1-888-693-8683	Mail Return your WHITE proxy card form in the postage-paid envelope provided

Vote 24 hours a day, 7 days a week! If you vote by telephone or Internet, please do NOT send your proxy by mail.

    Proxy must be signed and dated below. Please fold and detach card at perforation before mailing.

GUESS?, INC.	WHITE PROXY CARD

The Board of Directors recommends a vote “FOR ALL” of the nominees listed in Proposal 1.

1.

To elect four directors to serve until the Company’s 2023 annual meeting of shareholders and until their respective successors are duly elected and qualified or until their earlier resignation or removal.

	FOR	WITHHOLD	FOR ALL
Nominees:	ALL	ALL	EXCEPT

(1) Maurice Marciano
(2) Anthony Chidoni

(3) Cynthia Livingston (4) Paul Marciano	To withhold authority to vote for any individual nominee(s), mark “For All Except” and write the number(s) of the nominees in the space below.

The Board of Directors recommends a vote “FOR” Proposals 2, 3, 4 and 5.

2.	Advisory vote on the compensation of our named executive officers.

FOR	AGAINST	ABSTAIN

3.	To ratify the appointment of the independent auditor for the fiscal year ending January 28, 2023.

FOR	AGAINST	ABSTAIN

4.

To approve an amendment and restatement of our 2004 Equity Incentive Plan (the "2004 Equity Incentive Plan"), including to increase by [1,200,000] shares the number of shares of common stock (the "Common Stock") of the Company for issuance under the plan.

FOR	AGAINST	ABSTAIN

5.	To approve an amendment and restatement of our 2002 Employee Stock Purchase Plan (the "ESPP").

FOR	AGAINST	ABSTAIN

6.	To consider such other business as may properly come before the annual meeting.

Shareholder Signature (Title)	Date

Shareholder Signature, if jointly held (Title)	Date

INSTRUCTIONS: Please sign exactly as your name(s) appears(s) on this proxy card. When signing as an attorney, executor, administrator, trustee, guardian or other fiduciary please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name, by authorized officer.

The 2022 Annual Meeting of Shareholders of Guess?, Inc.

will be held on [●], 2022, at [●] a.m. Pacific

virtually via live webcast at

www.cesonlineservices.com/ges22_vm

Important: If you plan to attend the Annual Meeting virtually you must pre-register at www.cesonlineservices.com/ges22_vm no later than [●] a.m. Pacific on [●], 2022. You will need your 11-digit Control Number to pre-register to attend the virtual meeting. Your 11-digit Control Number can be found on the reverse side of this form.

    Please fold and detach card at perforation before mailing.

GUESS?, INC.	WHITE PROXY CARD

PROXY SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

The undersigned hereby appoint(s) Jason T. Miller and Anne Deedwania, or each of them acting alone, as proxies with full power of substitution, and hereby authorizes each of them to represent and to vote, as designated on the reverse side hereof, all shares of Common Stock of Guess?, Inc. (the “Company”) that the undersigned would be entitled to vote if personally present at the Annual Meeting of Shareholders to be held on [●], 2022 at [●] a.m. (PDT), or any adjournments or postponements thereof, virtually via live audio webcast available at www.cesonlineservices.com/ges22_vm, and hereby revoke(s) any proxy or proxies heretofore given to vote or act with respect to the shares of Common Stock of the Company held by the undersigned.

UNLESS OTHERWISE SPECIFIED, THIS PROXY WILL BE VOTED “FOR ALL” OF THE NOMINEES FOR DIRECTOR IN PROPOSAL 1, “FOR” PROPOSALS 2 THROUGH 5, AND IN THE DISCRETION OF THE PROXY HOLDERS OR THEIR SUBSTITUTES ON SUCH OTHER MATTERS AS MAY PROPERLY COME BEFORE THE ANNUAL MEETING OR ANY ADJOURNMENT OR POSTPONEMENT THEREOF.

This proxy is revocable and the undersigned may revoke it at any time prior to its exercise. Attendance of the undersigned at the 2022 Annual Meeting or any adjourned or postponed session thereof will not be deemed to revoke this proxy unless the undersigned votes said shares during such meeting in accordance with the procedures set forth with respect thereto.

This proxy will be governed by and construed in accordance with the laws of the State of Delaware and applicable Federal Securities laws.

(Continued and to be voted on reverse side.)